                                              Registration Statement No. 2-27330
                                                                        811-1539


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 68

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 68

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                 ---------------------------------------------
                             FOR VARIABLE ANNUITIES
                             ----------------------
                           (Exact name of Registrant)


                        THE TRAVELERS INSURANCE COMPANY
                        -------------------------------
                          (Name of Insurance Company)

                ONE TOWER SQUARE, HARTFORD, CONNECTICUT   06183
          ---------------------------------------------------------
    (Address of Insurance Company's Principal Executive Offices)  (Zip Code)

   Insurance Company's Telephone Number, including Area Code: (860) 277-0111
                                                              --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
                     The Travelers Growth and Income Stock
                         Account for Variable Annuities
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)

              -------------------------------------------------
                 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485.
----
  X      on May 1, 1997 pursuant to paragraph (b) of Rule 485.
----
         60 days after filing pursuant to paragraph (a)(1) of Rule 485.
----
         on __________ pursuant to paragraph (a)(1) of Rule 485.
----
         75 days after filing pursuant to paragraph (a)(2).
----
         on __________ pursuant to paragraph (a)(2) of Rule 485.
----

If appropriate check the following box:
         this post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant hereby declares that an indefinite amount of Variable Annuity Contract units was registered under the Securities Act of 1933. A Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 28, 1997.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             Cross-Reference Sheet

                                    Form N-3

ITEM
NO.                                                    CAPTION IN PROSPECTUS
---                                                    ---------------------
1.    Cover Page                                       The Travelers Growth and Income Stock
                                                            Account for Variable Annuities
2.    Definitions                                      Glossary of Special Terms
3.    Synopsis                                         Prospectus Summary
4.    Condensed Financial Information                  Condensed Financial Information
5.    General Description of Registrant                The Insurance Company and the Separate
         and Insurance Company                              Accounts; The Travelers Growth and Income
                                                            Stock Account for Variable Annuities
6.    Management                                       Managed Separate Accounts: Management
                                                            and Advisory Services
7.    Deductions and Expenses                          Charges and Deductions; Fee Table
8.    General Description of Variable                  The Variable Annuity Contract; Miscellaneous
         Annuity Contracts
9.    Annuity Period                                   The Annuity Period
10.   Death Benefit                                    Death Benefit; Payout Options
11.   Purchases and Contract Value                     The Variable Annuity Contract
12.   Redemptions                                      Surrenders and Redemptions; Right to Return
13.   Taxes                                            Premium Tax; Federal Tax Considerations
14.   Legal Proceedings                                Legal Proceedings and Opinions
15.   Table of Contents of Statement                   Appendix A
         of Additional Information


                                                       CAPTION IN STATEMENT OF ADDITIONAL
                                                       INFORMATION
                                                       ---------------------------------------

16.   Cover Page                                       The Travelers Growth and Income Stock
                                                            Account for Variable Annuities
17.   Table of Contents                                Table of Contents
18.   General Information and History                  Description of The Travelers and the
                                                            Separate Accounts
19.   Investment Objectives and                        Investment Restrictions
         Policies
20.   Management                                       The Board of Managers
21.   Investment Advisory and Other Services           Investment Management and Advisory Services;
                                                            Securities Custodian; Independent Accountants
22.   Brokerage Allocation                             Investment Management and Advisory Services
23.   Purchase and Pricing of Securities               Valuation of Separate Account Assets
         Being Offered
24.   Underwriters                                     Distribution and Management Services
25.   Calculation of Performance Data                  Performance Data
26.   Annuity Payments                                 Inapplicable
27.   Financial Statements                             Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------

This prospectus describes the individual and group variable annuity Contracts (the "Contracts") to which purchase payments may be made as either a single payment or on a flexible basis. The Contracts are issued by The Travelers Insurance Company. Purchase payments may be allocated to one or more of the following funding options: The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) -- common stock; The Travelers Quality Bond Account for Variable Annuities (Account QB) -- intermediate-term bonds; The Travelers Money Market Account for Variable Annuities (Account MM) -- money market instruments (an investment in Account MM is neither insured nor guaranteed by the U.S. Government); The Travelers Timed Growth and Income Stock Account for Variable Annuities (Account TGIS) -- timed/common stock; The Travelers Timed Short-Term Bond Account for Variable Annuities (Account TSB) -- timed/short-term bonds; The Travelers Timed Aggressive Stock Account for Variable Annuities (Account TAS) -- timed/aggressive common stock; The Travelers Timed Bond Account for Variable Annuities (Account TB) -- timed/U.S. Government securities; or The Travelers Fund U for Variable Annuities (Fund U) and its underlying funds as follows:

-------------------------------------------------------------------------------

Capital Appreciation Fund                  Dreyfus Stock Index Fund
High Yield Bond Trust                      American Odyssey International Equity
Managed Assets Trust                       Fund
U.S. Government Securities Portfolio       American Odyssey Emerging Opportunities
Social Awareness Stock Portfolio           Fund
Utilities Portfolio                        American Odyssey Core Equity Fund
                                           American Odyssey Long-Term Bond Fund
Templeton Bond Fund (Class 1)              American Odyssey Intermediate-Term Bond
                                           Fund
                                           American Odyssey Short-Term Bond Fund
Templeton Stock Fund (Class 1)             Smith Barney Income and Growth Portfolio
                                           Alliance Growth Portfolio
                                           Smith Barney International Equity
Templeton Asset Allocation Fund (Class 1)  Portfolio
                                           Putnam Diversified Income Portfolio
Fidelity VIP High Income Portfolio         Smith Barney High Income Portfolio
Fidelity VIP Equity-Income Portfolio       MFS Total Return Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP II Asset Manager Portfolio

This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1997, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183, or by calling 1-800-842-8573. The Table of Contents of the SAI appears in Appendix B of this prospectus.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF FUND U'S UNDERLYING FUNDS. BOTH THIS PROSPECTUS AND EACH OF THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                               TABLE OF CONTENTS


FEE TABLE.......................................    3
THE VARIABLE ANNUITY CONTRACT...................    7
  PURCHASE PAYMENTS.............................    7
    Application of Purchase Payments............    7
    Accumulation Units..........................    8
  THE FUNDING OPTIONS...........................    8
    Fund U:.....................................    8
    Managed Separate Accounts...................    8
  TRANSFERS.....................................    8
    Dollar-Cost Averaging (Automated
      Transfers)................................    8
    Asset Allocation Advice.....................    9
  MARKET TIMING SERVICES........................    9
    Market Timing Risks.........................   10
  WITHDRAWALS AND REDEMPTIONS...................   10
    Systematic Withdrawals......................   11
  DEATH BENEFIT.................................   11
  CHARGES AND DEDUCTIONS........................   11
    Withdrawal Charge...........................   11
    Premium Tax.................................   12
    Administrative Charge.......................   13
    Mortality and Expense Risk Charge...........   13
    Reduction or Elimination of Contract
      Charges...................................   13
    Investment Advisory Fees....................   14
    Market Timing Services Fees.................   14
THE ANNUITY PERIOD..............................   14
    Maturity Date...............................   14
    Allocation of Annuity.......................   15
    Determination of First Annuity Payment......   15
    Determination of Second and Subsequent
      Annuity Payments..........................   15
  PAYOUT OPTIONS................................   15
    Election of Options.........................   15
    Annuity Options.............................   16
    Income Options..............................   17
MISCELLANEOUS CONTRACT PROVISIONS...............   17
    Termination of Contract or Account..........   17
    Distribution from One Account to Another
      Account...................................   19
    Required Reports............................   19
    Right to Return.............................   19
    Change of Contract..........................   19
    Assignment..................................   20
    Suspension of Payments......................   20
    Voting Rights...............................   20
      Fund U....................................   20
      Accounts GIS, QB, MM, TGIS, TSB, TAS and
        TB......................................   20
OTHER INFORMATION...............................   21
    Distribution of Variable Annuity
      Contracts.................................   21
    Conformity with State and Federal Laws......   21
    Legal Proceedings and Opinions..............   21
THE INSURANCE COMPANY AND SEPARATE ACCOUNTS.....   22
  THE INSURANCE COMPANY.........................   22
  THE SEPARATE ACCOUNTS.........................   22
    Substitution of Investments.................   22
    Investment Options Chart....................   23
    Managed Separate Accounts: Management and
      Investment Advisory Services..............   25
    Performance Information.....................   25
FEDERAL TAX CONSIDERATIONS......................   26
  GENERAL TAXATION OF ANNUITIES.................   26
  TYPES OF CONTRACTS: QUALIFIED OR
    NONQUALIFIED................................   26
    Investor Control............................   26
    Mandatory Distributions for Qualified
      Plans.....................................   27
    Nonqualified Annuity Contracts..............   27
    Qualified Annuity Contracts.................   28
    Penalty Tax for Premature Distributions.....   28
    Diversification Requirements................   28
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
  FOR VARIABLE
  ANNUITIES (ACCOUNT GIS).......................   28
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT QB)..................................   30
THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT MM)..................................   32
THE TRAVELERS TIMED GROWTH AND INCOME STOCK
  ACCOUNT FOR
  VARIABLE ANNUITIES (ACCOUNT TGIS).............   34
THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR
  VARIABLE
  ANNUITIES (ACCOUNT TSB).......................   36
THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR
  VARIABLE
  ANNUITIES (ACCOUNT TAS).......................   38
THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT TB)..................................   40
APPENDIX A (CONDENSED FINANCIAL INFORMATION)....  A-1
APPENDIX B......................................  B-1


                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.


Accumulation Units..............................    8
Annuitant.......................................   14
Annuity Payments................................   14
Annuity Unit....................................    8
Cash Surrender Value............................   10
Cash Value......................................    7
Contract Date...................................    7
Contract Owner (You, Your or Owner).............    7
Contract Year...................................    7
Funding Option(s)...............................    8
Income Payments.................................   17
Individual Account..............................    7
Managed Separate Account........................    8
Maturity Date...................................   14
Owner's Account.................................    7
Participant.....................................    7
Participant's Interest..........................    7
Plan............................................    7
Purchase Payment................................    7
Underlying Funds................................    8
Written Request.................................    7

                                   FEE TABLE
--------------------------------------------------------------------------------
                  ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB
                        FUND U AND ITS UNDERLYING FUNDS

The purpose of this Fee Table is to help individuals understand the various costs and expenses that a contract owner or a participant will bear, directly or indirectly, under the Contract. The information, except as noted, reflects expenses of the managed separate accounts as well as Fund U and its underlying funds for the fiscal year ending December 31, 1996. For additional information, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may be applicable.

CONTRACT CHARGES AND EXPENSES

     CONTINGENT DEFERRED SALES CHARGE (as a percentage of purchase payments)
        If withdrawn within 5 years after the purchase payment is made..............    5.00%
        If withdrawn 5 or more years after the purchase payment is made.............       0%
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE......................................      $15
ANNUAL SEPARATE ACCOUNT EXPENSES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of average net assets of
        Managed Separate Accounts and Fund U).......................................    1.25%
FUNDING OPTION EXPENSES:
(as a percentage of average net assets of amounts allocated to the funding option)


                                                                               MARKET
                                                           MANAGEMENT          TIMING          ANNUAL
                MANAGED SEPARATE ACCOUNTS                     FEE              FEE(1)        EXPENSES(2)
    ---------------------------------------------------------------------------------------------------
    Travelers Growth and Income Stock Account (Account
      GIS)............................................        0.45%               --            0.45%
    Travelers Quality Bond Account (Account QB).......        0.32%               --            0.32%
    Travelers Money Market Account (Account MM).......        0.32%               --            0.32%
    Travelers Timed Growth and Income Stock Account
      (Account TGIS)..................................        0.32%             1.25%           1.57%
    Travelers Timed Short-Term Bond Account (Account
      TSB)............................................        0.32%             1.25%           1.57%
    Travelers Timed Aggressive Stock Account (Account
      TAS)............................................        0.35%             1.25%           1.60%
    Travelers Timed Bond Account (Account TB).........        0.50%             1.25%           1.75%



                                                                               OTHER           TOTAL
                                                           MANAGEMENT         EXPENSES       UNDERLYING
                                                           FEE (AFTER          (AFTER           FUND
                     UNDERLYING FUNDS                    REIMBURSEMENT)    REIMBURSEMENT)     EXPENSES
    ---------------------------------------------------------------------------------------------------
    Capital Appreciation Fund.........................        0.75%             0.08%           0.83%
    High Yield Bond Trust.............................        0.50%             0.47%           0.97%
    Managed Assets Trust..............................        0.50%             0.08%           0.58%
    U.S. Government Securities Portfolio..............        0.32%             0.30%           0.62%
    Social Awareness Stock Portfolio..................        0.65%             0.60%(3)        1.25%
    Utilities Portfolio...............................        0.65%             0.42%           1.07%
    Templeton Bond Fund (Class 1).....................        0.50%             0.18%           0.68%
    Templeton Stock Fund (Class 1)....................        0.70%             0.18%(4)        0.88%
    Templeton Asset Allocation Fund (Class 1).........        0.61%             0.17%(4)        0.78%
    Fidelity VIP High Income Portfolio................        0.59%             0.12%(5)        0.71%
    Fidelity VIP Equity-Income Portfolio..............        0.51%             0.05%(5)        0.56%
    Fidelity VIP Growth Portfolio.....................        0.61%             0.06%(5)        0.67%
    Fidelity VIP II Asset Manager Portfolio...........        0.64%             0.09%(5)        0.73%
    Dreyfus Stock Index Fund..........................        0.25%             0.05%           0.30%
    American Odyssey International Equity Fund........        0.65     %        0.21     %       0.86  %
                                                              0.65     %        1.46     %*      2.11  %*
    American Odyssey Emerging Opportunities Fund......        0.60%             0.12%           0.72%
                                                              0.60%             1.37%*          1.97%*

                                                                               OTHER           TOTAL
                                                           MANAGEMENT         EXPENSES       UNDERLYING
                                                           FEE (AFTER          (AFTER           FUND
                     UNDERLYING FUNDS                    REIMBURSEMENT)    REIMBURSEMENT)     EXPENSES
    ---------------------------------------------------------------------------------------------------
    American Odyssey Core Equity Fund.................        0.57     %        0.11     %       0.68  %
                                                              0.57     %        1.36     %*      1.93  %*
    American Odyssey Long-Term Bond Fund..............        0.50     %        0.13     %       0.63  %
                                                              0.50     %        1.38     %*      1.84  %*
    American Odyssey Intermediate-Term Bond Fund......        0.50     %        0.16     %       0.66  %
                                                              0.50     %        1.41     %*      1.91  %*
    American Odyssey Short-Term Bond Fund.............        0.50     %        0.25     %(6)     0.75  %
                                                              0.50     %        1.50     %*(6)     2.00  %*
    Smith Barney Income and Growth Portfolio..........        0.65     %        0.08     %(7)     0.73  %
    Alliance Growth Portfolio.........................        0.80     %        0.07     %(7)     0.87  %
    Smith Barney International Equity Portfolio.......        0.75     %        0.21     %(7)     0.96  %
    Putnam Diversified Income Portfolio...............        0.60     %        0.24     %(7)     0.84  %
    Smith Barney High Income Portfolio................        0.80     %        0.11     %(7)     0.91  %
    MFS Total Return Portfolio........................        0.90     %        0.20     %(8)     1.10  %
    G.T. Global Strategic Income Portfolio............        0.80     %        0.43     %(8)     1.23  %



* Includes 1.25% CHART asset allocation fee.


(1) Contract Owners may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.

(2) This figure does not include the mortality and expense risk fee.

(3) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse each Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 1.25%. Without such arrangement, Other Expenses would have been 1.69% for the Social Awareness Stock Portfolio.


(4) Management Fees and Total Underlying Fund Expenses have been restated to reflect the management fee schedule which was approved by shareholders and which takes effect on May 1, 1997. Actual Managment Fees and Total Underlying Fund Expenses before May 1, 1997 were lower.



(5) A portion of the brokerage commissions that certain funds pay was used to reduce the fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the Total Underlying Fund Expenses presented in this table would have been 0.58% for Equity-Income Portfolio, 0.69% for Growth Portfolio, and 0.74% for Asset Manager Portfolio.



(6) The Short-Term Bond Fund is required to repay the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed, provided that this repayment by the Fund does not cause the total expense ratio to exceed 0.75%. Without these repayments, Total Underlying Fund Expenses for the Short-Term Bond Fund for 1996 would have been 0.68%.



(7) Other expenses are as of October 31, 1996 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1996.


(8) During the fiscal year ended October 31, 1996, the Smith Barney International Equity Portfolio and G.T. Global Strategic Income Portfolio earned credits from the Custodian which reduced the service fees incurred. When these credits are taken into consideration, Total Underlying Fund Expenses for these Portfolios are 1.05% and 1.11% respectively. In addition, the Manager waived all or part of its fees for this period for the G.T. Global Strategic Income Portfolio. Actual Total Underlying Expenses for the Portfolio would have been 1.38% without this reimbursement.

EXAMPLE*
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:

     (a) If the Contract is surrendered at the end of the period shown

     (b) If the Contract is not surrendered at the end of the period shown or if it is annuitized

----------------------------------------------------------------------------------------------------------
                                                                    ONE      THREE     FIVE      TEN
                                                                    YEAR     YEARS     YEARS     YEARS
----------------------------------------------------------------------------------------------------------
Managed Separate Accounts:
  Account GIS....................................................   $69(a)   $109(a)   $151(a)   $219 a)
                                                                     19(b)     59(b)    101(b)    219 b)
  Account QB.....................................................    68(a)    105(a)    144(a)    205 a)
                                                                     18(b)     55(b)     94(b)    205 b)

----------------------------------------------------------------------------------------------------------
                                                                             THREE     FIVE      TEN
                                                                    ONE      YEARS     YEARS     YEARS
                                                                    YEAR
----------------------------------------------------------------------------------------------------------
  Account MM.....................................................   $68(a)   $105(a)   $144(a)   $205 a)
                                                                     18(b)     55(b)     94(b)    205 b)
  Account TGIS...................................................    80(a)    142(a)    207(a)    331 a)
                                                                     30(b)     92(b)    157(b)    331 b)
  Account TSB....................................................    80(a)    142(a)    207(a)    331 a)
                                                                     30(b)     92(b)    157(b)    331 b)
  Account TAS....................................................    80(a)    143(a)    209(a)    333 a)
                                                                     30(b)     93(b)    159(b)    333 b)
  Account TB.....................................................    82(a)    148(a)    216(a)    347 a)
                                                                     32(b)     98(b)    166(b)    347 b)
Underlying Funding Options:
  Capital Appreciation Fund......................................    73(a)    120(a)    170(a)    258 a)
                                                                     23(b)     70(b)    120(b)    258 b)
  High Yield Bond Trust..........................................    74(a)    124(a)    177(a)    272 a)
                                                                     24(b)     74(b)    127(b)    272 b)
  Managed Assets Trust...........................................    70(a)    113(a)    158(a)    232 a)
                                                                     20(b)     63(b)    108(b)    232 b)
  U.S. Government Securities Portfolio...........................    71(a)    114(a)    160(a)    237 a)
                                                                     21(b)     64(b)    110(b)    237 b)
  Social Awareness Stock Portfolio...............................    77(a)    133(a)    191(a)    300 a)
                                                                     27(b)     83(b)    141(b)    300 b)
  Utilities Portfolio............................................    75(a)    127(a)    182(a)    282 a)
                                                                     25(b)     77(b)    132(b)    282 b)
  Templeton Bond Fund (Class 1)..................................    71(a)    116(a)    163(a)    243 a)
                                                                     21(b)     66(b)    113(b)    243 b)
  Templeton Stock Fund (Class 1).................................    73(a)    122(a)    173(a)    263 a)
                                                                     23(b)     72(b)    123(b)    263 b)
  Templeton Asset Allocation Fund (Class 1)......................    72(a)    119(a)    168(a)    253 a)
                                                                     22(b)     69(b)    118(b)    253 b)
  Fidelity VIP High Income Portfolio.............................    72(a)    117(a)    164(a)    246 a)
                                                                     22(b)     67(b)    114(b)    246 b)
  Fidelity VIP Equity-Income Portfolio...........................    70(a)    112(a)    157(a)    230 a)
                                                                     20(b)     62(b)    107(b)    230 b)
  Fidelity VIP Growth Portfolio..................................    71(a)    115(a)    162(a)    242 a)
                                                                     21(b)     65(b)    112(b)    242 b)
  Fidelity VIP II Asset Manager Portfolio........................    72(a)    117(a)    165(a)    248 a)
                                                                     22(b)     67(b)    115(b)    248 b)
  Dreyfus Stock Index Fund.......................................    67(a)    104(a)    143(a)    203 a)
                                                                     17(b)     54(b)     93(b)    203 b)
  American Odyssey Funds(1):
    International Equity Fund....................................    73(a)    121(a)    172(a)    261 a)
                                                                     23(b)     71(b)    122(b)    261 b)
    Emerging Opportunities Fund..................................    72(a)    117(a)    165(a)    247 a)
                                                                     22(b)     67(b)    115(b)    247 b)
    Core Equity Fund.............................................    71(a)    116(a)    163(a)    243 a)
                                                                     21(b)     66(b)    113(b)    243 b)

----------------------------------------------------------------------------------------------------------
                                                                             THREE     FIVE      TEN
                                                                    ONE      YEARS     YEARS     YEARS
                                                                    YEAR
----------------------------------------------------------------------------------------------------------
    Long-Term Bond Fund..........................................   $71(a)   $114(a)   $160(a)   $238 a)
                                                                     21(b)     64(b)    110(b)    238 b)
    Intermediate-Term Bond Fund..................................    71(a)    115(a)    162(a)    241 a)
                                                                     21(b)     65(b)    112(b)    241 b)
    Short-Term Bond Fund.........................................    72(a)    118(a)    166(a)    250 a)
                                                                     22(b)     68(b)    116(b)    250 b)
  American Odyssey Funds(2):
    International Equity Fund....................................    86(a)    158(a)    233(a)    380 a)
                                                                     36(b)    108(b)    183(b)    380 b)
    Emerging Opportunities Fund..................................    84(a)    154(a)    226(a)    367 a)
                                                                     34(b)    104(b)    176(b)    367 b)
    Core Equity Fund.............................................    84(a)    153(a)    224(a)    364 a)
                                                                     34(b)    103(b)    174(b)    364 b)
    Long-Term Bond Fund..........................................    83(a)    151(a)    222(a)    359 a)
                                                                     33(b)    101(b)    172(b)    359 b)
    Intermediate-Term Bond Fund..................................    84(a)    152(a)    223(a)    362 a)
                                                                     34(b)    102(b)    173(b)    362 b)
    Short-Term Bond Fund.........................................    84(a)    155(a)    228(a)    370 a)
                                                                     34(b)    105(b)    178(b)    370 b)
  Smith Barney Income and Growth Portfolio.......................    72(a)    117(a)    165(a)    248 a)
                                                                     22(b)     67(b)    115(b)    248 b)
  Alliance Growth Portfolio......................................    73(a)    121(a)    172(a)    262 a)
                                                                     23(b)     71(b)    122(b)    262 b)
  Smith Barney International Equity Portfolio....................    75(a)    128(a)    184(a)    285 a)
                                                                     25(b)     78(b)    134(b)    285 b)
  Putnam Diversified Income Portfolio............................    74(a)    124(a)    177(a)    271 a)
                                                                     24(b)     74(b)    127(b)    271 b)
  Smith Barney High Income Portfolio.............................    73(a)    121(a)    171(a)    259 a)
                                                                     23(b)     71(b)    121(b)    259 b)
  MFS Total Return Portfolio.....................................    74(a)    123(a)    174(a)    266 a)
                                                                     24(b)     73(b)    124(b)    266 b)
  G.T. Global Strategic Income Portfolio.........................    77(a)    132(a)    190(a)    298 a)
                                                                     27(b)     82(b)    140(b)    298 b)


* The Example reflects the $15 Semiannual Contract Fee as an annual charge of .167% of assets.

(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.

(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.

                         CONDENSED FINANCIAL INFORMATION


 -------------------------------------------------------------------------------



See Appendix A, page A-1.

                         THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------


Travelers Universal Annuity is a variable annuity designed to help contract owners and participants accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. The Company promises to pay the owner or the participant, as provided in an employer's plan, an income, in the form of annuity or income payments, beginning on the maturity date (a future date chosen on which annuity payments begin). The purchase payments accumulate tax deferred in the funding options of your choice, or as provided in the plan under which the Contract is issued. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the death benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each anniversary of this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account.


Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us. The following brief description of the key features of the Contract is subject to the specific terms of the Contract itself.

PURCHASE PAYMENTS

Purchase payments under tax-qualified retirement plans (except IRAs), that is, tax-sheltered annuities (i.e., 403(b)), corporate pension and profit-sharing, governmental and deferred compensation plans for governmental and tax-exempt organization employees, may be made under the Contract in amounts of $20 or more per participant, subject to the terms of the plan under which the contract is issued. The initial minimum purchase payment for IRAs is $1,000; for nonqualified Contracts, the initial minimum purchase payment is $1,000 and $100 thereafter. The initial purchase payment is due and payable before the Contract becomes effective.

Under a group Contract, if the participant dies before a payout begins, the Company will pay to the owner or beneficiary, as provided in the plan, the participant's interest. The participant's interest will be considered the cash value of that participant's individual account unless the Company is otherwise instructed by the owner. Under an individual Contract, if the owner dies before a payout begins, the amount due will be paid to the beneficiary.

APPLICATION OF PURCHASE PAYMENTS

Each purchase payment will be applied to the Contract to provide accumulation units of the funding options, as selected by the contract owner. A funding option is a managed separate account or available underlying fund to which assets under a variable annuity contract may be allocated. Such accumulation units will be credited to an owner's account or individual account, as directed or as provided in the plan. If the Contract application is in good order, the Company will apply the initial purchase payment within two business days of receipt of the purchase payment at the Company's Home Office. If the application is not in good order, the Company will attempt to secure the missing information within five business days. If the application is not complete at the end of this period, the Company will inform the applicant of the reason for the delay. The purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to the Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

FUND U


Fund U invests in a number of underlying funds as described in the chart on page
23. Each underlying fund has risks associated with it. Please read the accompanying prospectus for each carefully. Underlying funds may be added or withdrawn as permitted by applicable law. Additionally, some of the underlying funds may not be available in every state due to various insurance regulations or in every plan, due to plan restrictions.


MANAGED SEPARATE ACCOUNTS


For each managed separate account (described in the chart on page 23), neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act. See page 28 for more information regarding the investment objectives and policies and risk factors of these options.


Certain investment options are available through a market timing program, for which there is a fee. Certain risks may apply to those who allocate funds to these options outside of the market timing program. See "Market Timing Services Fees" for more information.

TRANSFERS

Before annuity or income payments begin, the owner or participant, if permitted, may transfer all or part of the contract value among available funding options without fee, penalty or charge. There are currently no restrictions on frequency of transfers, but the Company reserves the right to limit transfers to one in any six-month period. Such restrictions do not apply to transfers by third party market timing services among timed funding options.

Since the available funding options have different investment advisory fees, a transfer from one funding option to another could result in higher or lower investment advisory fees. (See "Investment Advisory Fees.")

DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)

By written request, the owner or participant, if permitted, may elect automated transfers of contract values on a monthly or quarterly basis from specific funding options to other funding options. Certain minimums may apply to enroll in the program. He or she may stop or change participation in the Dollar Cost Averaging program at any time, provided the Company receives at least 30 days' written notice.

Automated transfers are subject to all Contract provisions, including those relating to the transfer of money between funding options. Certain minimums may apply to amounts transferred.

ASSET ALLOCATION ADVICE


Some contract owners or participants, if permitted, may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company. Copeland provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. Under the CHART Program, purchase payments and cash values are allocated among the six American Odyssey Funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. This fee is currently reduced by 0.25%, the amount of the fee paid to the investment manager of American Odyssey Funds, and it is further reduced for assets over $25,000. Another reduction is made for participants in plans subject to ERISA with respect to amounts allocated to the American Odyssey Intermediate-Term Bond Fund because that Fund has as its subadviser an affiliate of Copeland. A $30 initial fee is also charged. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the American Odyssey Funds. The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which the Universal Annuity Contract is sold.


MARKET TIMING SERVICES

Accounts TGIS, TSB, TAS and TB ("Market Timed Accounts") are funding options available to individuals who have entered into market timing services agreements ("market timing agreements") with registered investment advisers who provide market timing services ("registered investment advisers"). Such agreements permit the registered investment advisers to act on behalf of the contract owner or participant by transferring all or a portion of the contract owner's units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

A contract owner or participant, if permitted, may transfer account values from any of the Market Timed Accounts to any of the other funding options available under the Contract. However, if an individual in a Market Timed Account transfers all current account values and directs all future allocations to a non-timed investment alternative, the market timing agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on behalf of that individual. Partial withdrawals from the Market Timed Accounts do not affect the market timing agreements.

Copeland, a registered investment adviser and an affiliate of the Company, provides market timing services for a fee equivalent to 1.25% of the current value of the assets subject to timing. Copeland also charges a $30 market timing application fee. If a person who has terminated his or her market timing agreement wishes to reenter a market timing agreement, the market timing fees will be reassessed, and a new $30 application fee will be charged by Copeland.

The market timing fee is deducted from the assets of the Market Timed Accounts pursuant to a payment method for which the Company, Accounts TGIS, TSB, TAS and TB, Tower Square Securities, Inc., the principal underwriter of the Contracts, and Copeland obtained an exemptive order from the SEC on February 7, 1990 ("asset charge payment method"). Pursuant to the asset charge payment method, the market timing agreements are between the contract owner or participant, as applicable and Copeland; however, the Company is a signatory to the agreements and is solely responsible for payment of the fee to Copeland. On each Valuation Date, the Company deducts the amount necessary to pay the fee from each of the Market Timed Accounts and, in turn, pays that amount to Copeland. This is the sole payment method available to those who enter into market timing agreements. Individuals in the Market Timed Accounts may use the services of unaffiliated market timing investment advisers if such advisers are acceptable to the Company, and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Distribution and Management Agreements between each of the Market Timed Accounts and the Company authorize the Company to deduct the market timing fees in accordance with the asset charge payment method. Contract owners are asked to approve annually the terms of the Distribution and Management Agreement in order to continue the asset charge payment method. Because the market timing services are provided pursuant to individual agreements between contract owners or participants and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role with respect to these services or the fees charged therefor.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)

MARKET TIMING RISKS

Those who allocate amounts to the Market Timed Accounts without a market timing agreement do so at their own risk and may bear a disproportionate amount of the expenses associated with Separate Account portfolio turnover. In addition, since the market timing fee is deducted by the Company as an asset charge from the Market Timed Accounts, those who allocate amounts to these Accounts without a market timing agreement will nevertheless have the fees deducted on a daily basis. Although the Company intends to identify such non-timed contract owners or participants and to restore to the non-timed contract owner's account, no less frequently than monthly, an amount equal to the deductions for the market timing fees, this restored amount will not reflect any investment experience that would have been attributable to such deductions.

Those who elect to participate in a market timing agreement may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide market timing services; and (4) higher account expenses for depleting and, then, starting up the account. Actions by the registered investment advisers which provide market timing services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if there is more than one market timing strategy utilizing a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one market timing strategy, and those funds are transferred either into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a disproportionate amount of the expense for the transfer.

WITHDRAWALS AND REDEMPTIONS

Under a group Contract, before a participant's maturity date, the Company will pay all or any portion of that participant's interest to the owner or participant, as provided in the plan. Under an Individual Contract, the contract owner may redeem all or any portion of the cash surrender value (that is, the cash value minus any withdrawal change) any time before the maturity date. The owner or participant must submit a written request for withdrawal. Withdrawals will be made pro rata from all the funding options unless he or she specifies the funding option(s) from which surrender is to be made. The cash surrender value will be determined as of the business day next following receipt of the owner's surrender request at the Company's Home Office. A Group contract owners' Account may be surrendered for cash as provided in the plan without the consent of any participant.

The Company may defer payment of any cash surrender value for a period of not more than seven days after the request is received in good order. The cash surrender value of an owner's account or individual account on any date will be equal to the cash value of the applicable Contract or account less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The cash surrender value may be more or less than the purchase payments made depending on the value of the Contract or account at the time of surrender.

For those participating in the Texas Optional Retirement Program, a withdrawal is available only upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax deferred annuity plans may not make, withdrawals from certain salary reduction amounts prior to reaching age 59 1/2, unless due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")

SYSTEMATIC WITHDRAWALS

Each contract year, contract owners or participants, as applicable, may elect to take monthly, quarterly, semiannual or annual systematic withdrawals of a specified dollar amount. Any applicable premium taxes will be deducted. To elect this option, an election form provided by the Company must be completed. Systematic withdrawals may be stopped at any time, provided the Company receives at least 30 days' written notice.

DEATH BENEFIT

The following death benefit applies to all Contracts, except for unallocated Group Contracts for which there is no death benefit:

If the participant or, for an individual Contract, the annuitant dies on or after age 75 and before annuity or income payments begin, the Company will pay to the beneficiary the participant's interest or cash value, for individual Contracts, as of the date it receives at its Home Office proof of death, less any premium tax incurred. If the participant or annuitant dies before age 75 and before annuity or income payments begin, after receipt of due proof of death, the Company will pay the greatest of (1), (2) or (3) below:

     1. the participant's interest or, for an individual Contract, the cash value, less any premium tax incurred or outstanding cash loans;

     2. the total purchase payments allocated for that participant or contract owner, less any prior withdrawal or cash loans; or

     3. the participant's interest or, for an individual Contract, the cash value, on the fifth Certificate or contract year immediately preceding the date the Company receives due proof of death, less any applicable premium tax, outstanding cash loans or withdrawals made since such fifth year anniversary.

In some jurisdictions, until state approval is received, the applicable age at which the death benefit formula will reduce will be age 65 rather than age 75.

CHARGES AND DEDUCTIONS

WITHDRAWAL CHARGE

No sales charges are deducted at the time a purchase payment is applied under the Contract. A withdrawal charge of 5% will be assessed if an amount is withdrawn within five years of its payment date. (For this calculation, the five years is measured from the first day of the calendar month of the payment date.)

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn. Unless the Company receives instructions to the contrary, the withdrawal charge will be deducted from the amount requested.

The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

There is a 10% free withdrawal allowance available for partial withdrawals taken during any Certificate year or Contract year, as applicable after the first. Such withdrawals will be free of charge until the free withdrawal amount is exceeded. Participants under IRA plans with Certificates or Contracts, as applicable, issued prior to May 1, 1994, are entitled to a 20% free withdrawal allowance after the first Certificate or Contract year. Free withdrawals from IRA plans are only available after the Participant has attained age 59 1/2. The free withdrawal amount that is available will be calculated as of the Contract anniversary date immediately preceding the surrender date. The free withdrawal allowance does not apply to full surrenders. For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Federal Tax Considerations.")

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0% to 5% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ADMINISTRATIVE CHARGE

On all Contracts there will be a semiannual administrative charge of $15 for each participant or owner for which an account is maintained. The administrative charge will be deducted from the account in June and December of each year. This charge will be prorated from the date of purchase to the next date of assessment of charge. A prorated charge will also be assessed upon withdrawal or termination of the Contract. This charge will not be assessed after an annuity payout has begun. The administrative charge will be deducted from the Contract value by canceling accumulation units in each funding option on a pro rata basis. The administrative charge will offset the actual expenses of the Company in administering the Contract. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force.

MORTALITY AND EXPENSE RISK CHARGE

There is an insurance charge against the assets of each separate account to cover the mortality and expense risks associated with guarantees which the Company provides under these variable annuity Contracts. This charge, on an annual basis, is 1.25% of the Separate Account value and is deducted on each business day at the rate of 0.003425% for each day in the period.

The mortality risk charge compensates the Company for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if the annuitant dies prior to the maturity date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES


The amount of the withdrawal charge, mortality and expense risk charge, and the administrative charge assessed under the Contract may be reduced or eliminated when sales or administration of the Contract result in savings or reduction of administrative or sales expenses and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made (the sales expenses for a larger group are generally less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts); (2) the total amount of purchase payments to be received (per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones); and (3) any prior or existing relationship with the Company (per contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts). For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge.



There may be other circumstances, of which the Company is not presently aware, which could result in fewer sales or administrative expenses. In no event will reduction or elimination of the withdrawal charge, mortality and expense risk charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

INVESTMENT ADVISORY FEES

The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Accounts GIS, TGIS, TSB and TAS according to the terms of written agreements between TIMCO and each managed separate account. The fees are as follows:

                       ACCOUNT                         ANNUAL MANAGEMENT FEE
        -------------------------------------   ------------------------------------
        Account TAS..........................   0.35% of average daily net assets
        Account GIS..........................   0.45% of average daily net assets
        Account TGIS.........................   0.3233% of average daily net assets
        Account TSB..........................   0.3233% of average daily net assets

Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts QB, MM and TB according to the terms of written agreements between TAMIC and each Account. The fees are as follows:

                       ACCOUNT                         ANNUAL MANAGEMENT FEE
        -------------------------------------   ------------------------------------
        Account TB...........................   0.50% of the first $50,000,000, plus
                                                0.40% of the next $100,000,000, plus
                                                0.30% of the next $100,000,000, plus
                                                0.25% of amounts over $250,000,000
                                                  (of Account TB's aggregate net
                                                  asset value)
        Account QB...........................   0.3233% of average daily net assets
        Account MM...........................   0.3233% of average daily net assets

For information on the investment advisory fees of Fund U's underlying funds refer to the Fee Table and to the prospectuses for those funds.

MARKET TIMING SERVICES FEES

In connection with the market timing services provided to participants in Accounts TGIS, TSB, TAS and TB, Copeland receives a fee equivalent on an annual basis to 1.25% of the current value of the assets subject to timing. The Company deducts this fee daily from the assets of the Market Timed Accounts. Copeland also charges a $30 market timing application fee. Participants may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account. (See "Market Timing Services.")

THE ANNUITY PERIOD

MATURITY DATE

The annuitant is designated in an individual Contract, and is the individual on whose life the maturity date and the amount of the monthly payments depend. Under a group Contract, annuity payments, that is, a series of payments, for a particular participant will ordinarily begin on that participant's maturity date as stated in that participant's certificate. For individual Contracts, it is the date stated in the Contract. However, a later maturity date may be elected. The maturity date must be before the individual's 70th birthday, unless the Company consents to a later date. Federal income tax law requires that certain minimum distribution payments be taken from pension, profit-sharing, Section 403(b),
Section 457 and IRA plans after the individual reaches the age of 70 1/2. A number of payout options are available (see "Payout Options"). No withdrawal charge will be assessed if an annuity option is elected, or an income option of at least three years' duration (without right of withdrawal) is elected after the first certificate or contract year. Federal income tax law also requires that certain minimum distribution payments be taken upon the death of the contract owner of a nonqualified annuity contract and upon the death of the annuitant of a pension, profit-sharing, Section 403(b), Section 457, or IRA plan.

ALLOCATION OF ANNUITY

When annuity payments begin, the accumulated value in each funding option will be applied to provide an Annuity with the amount of annuity payments varying with the investment experience of that same funding option. If the owner or participant, as provided in the plan, wishes to have annuity payments which vary with the investment experience of a different funding option, transfers among accounts must be made at least 30 days before the date annuity payments begin. If the owner or participant wishes to have a fixed dollar annuity whose payments do not vary, the Company will exchange that participant's interest for a different contract or provide such other settlement agreements as are appropriate to effect the payment of such an Annuity.

Variable payout is not available for Contracts issued in the states of New Jersey and Florida. Once annuity payments begin, these contract owners or participants, as provided in the plan will automatically receive a fixed dollar annuity whose payments do not vary with the investment experience of variable funding option.

DETERMINATION OF FIRST ANNUITY PAYMENT

The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect an Annuity will be the cash value of the Contract as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected (see "Annuity Options -- Automatic Option,") and the adjusted age of the participant. A formula for determining the adjusted age is contained in the Contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require proof of age before annuity payments begin.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option(s). The actual amounts of these payments are determined by multiplying the number of annuity units credited to the Contract in each funding option by the corresponding annuity unit value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level annuity unit value and, therefore, level annuity payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

PAYOUT OPTIONS

ELECTION OF OPTIONS

On the maturity date, or other agreed-upon date, the Company will pay an amount payable under the Contract in one lump sum, or in accordance with the payment option selected by the contract owner. Election of an annuity option or an income option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the group Contract participant, or the annuitant under an individual Contract, must be made by the participant, as provided in the plan or the contract owner, as applicable. The terms of options elected may be restricted to meet the contract qualification requirements of
Section 401(a)(9) of the Internal Revenue Code. If, at the death of a participant, or annuitant under an individual Contract, there is no election in effect for that participant or annuitant, the beneficiary may elect an annuity option or income option in place of the Death Benefit. Income options differ from annuity options in that the amount of the payments made under income options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any income option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the participant may outlive the payment period.

The minimum amount that can be placed under an annuity option or income option, as described below, is $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals. Annuity options and income options may be elected on a monthly, quarterly, semiannual or annual basis.

ANNUITY OPTIONS

AUTOMATIC OPTION -- Unless the Company is directed otherwise by the owner, if the participant is living and has a spouse and no election has been made, the Company will, on that participant's maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant as the primary payee and the participant's spouse in accordance with Option 5 below.

Unless the plan provides otherwise, if the participant is living and no election has been made and the participant has no spouse, the Company will, on the maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT FOR BENEFICIARIES.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT UPON THE SURVIVOR'S DEATH.

OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are optional forms of periodic payments made by the Company which are not based on the life of the participant.

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: The Company will make equal payments of the amount elected until the cash value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: The Company will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash value applied under this option divided by the number of remaining payments.

OPTION 3 -- INVESTMENT INCOME: The Company will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash value under this option over the amount applied under this option. No payment will be made if the cash value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

The cash value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash value of the Contract, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

TERMINATION OF CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, the Company reserves the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and

     2. the cash value of the owner's account, if any, is less than $500, and

     3. premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after the Company has mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the Owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, the Company will furnish a report showing the number of accumulation units credited to the Contract in each funding option and the corresponding accumulation unit values as of the date of the report. The Company will keep all records required under federal or state laws.

RIGHT TO RETURN

For group Contracts issued in the state of New York, during the 20 days following the participant's receipt of a certificate, the participant may return the certificate to the Company, by mail or in person, if for any reason the participant has changed his or her mind. Upon return of the certificate, the Company will refund to the owner the sum of all purchase payments made under the Contract, and will make the separate accounts whole if the accumulation value has declined.

For all individual Contracts, the Contract may be returned for a full refund of the Contract's cash value (including charges) within ten days after the delivery of the Contract to the contract owner, unless state law requires a longer period. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than the purchase payment made under the Contract. However, if applicable state law so requires, or if the Contract was purchased in an Individual Retirement Annuity, the purchase payment will be returned in full. All cash values will be determined as of the valuation date next following the Company's receipt of the contract owner's written request for refund.

The right to return is not available to participants of the Texas Optional Retirement Program.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the separate account's investments or determination of its net asset value is not reasonably practicable, or the Commission has ordered that the right of redemption (surrender) be suspended for the protection of contract owners, the Company may postpone all procedures (including making annuity payments) which require valuation of separate accounts until the stock exchange is reopened and trading is no longer restricted.

VOTING RIGHTS

The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.

Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.

FUND U. In accordance with its view of present applicable law, the Company will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the mutual funds in its own right, it may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB, TAS or TB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


The Company intends to sell the Contract in all jurisdictions where the Company is licensed to do business, except the Bahamas. The Contract may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of Tower Square Securities, Inc. ("Tower Square") and broker-dealers which have Selling Agreements with Tower Square. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. It is anticipated, however, that an affiliated broker-dealer may become the principal underwriter for the Contracts during 1997. The offering is continuous. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Management Agreement to which the Separate Accounts, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.


Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to sales agents will not exceed 7.0% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the separate accounts.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable annuity Contract described in this Prospectus and the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                  THE INSURANCE COMPANY AND SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Two different types of separate accounts serve as the funding vehicles for the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act, which means that Fund U's assets are invested exclusively in the shares of the underlying funds. The second type of separate account available under the Contract (the "managed separate accounts" -- Accounts GIS, QB, MM, TGIS, TSB, TAS and TB) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies, as described beginning on page 28.

The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Accounts TAS and TB -- January 2, 1987.

Under Connecticut law, the assets of the separate accounts will be held for the exclusive benefit of its owners. Income, gains and losses, whether or not realized, for assets allocated to the separate accounts, are in accordance with the applicable annuity contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets in the separate accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

SUBSTITUTION OF INVESTMENTS
If any of the separate accounts or underlying funds become unavailable, or in the judgment of the Company become inappropriate for the purposes of the Contract, the Company may substitute another investment alternative without consent of contract owners. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to contract owners and without prior approval of the SEC, to the extent required by the 1940 Act, or other applicable law.

INVESTMENT OPTIONS CHART



   ------------------------------------------------------------------------------------------------------------------
             INVESTMENT                           INVESTMENT                   INVESTMENT
              OPTIONS                             OBJECTIVE                      ADVISER                SUBADVISER
   ------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund              growth of capital through the      Travelers Asset         Janus Capital
                                         use of common stocks               Management              Corporation
                                                                            International
                                                                            Corporation
                                                                            ("TAMIC")
High Yield Bond Trust                  typically through investments in   TAMIC
                                         generous income, high risk
                                         securities
Managed Assets Trust                   high total return through a        TAMIC                   The Travelers
                                         fully managed investment                                   Investment
                                         policy                                                     Management Company
                                                                                                    ("TIMCO")
U.S. Government Securities Portfolio   highest credit quality, current    TAMIC
                                         income and total return
Social Awareness Stock Portfolio       growth and income through use of   Smith Barney Mutual
                                         common stocks which meet           Funds Management
                                         certain social criteria            Inc. ("SBMFM")
Utilities Portfolio                    current income by investing in     SBMFM
                                         equity and debt securities of
                                         companies in the utility
                                         industries
Templeton Stock Fund                   capital growth through investing   Templeton Investment
                                         primarily in common stocks         Counsel, Inc.
                                         issued by companies, large and
                                         small, of any nation
Templeton Asset Allocation Fund        high level of total return         Templeton Investment
                                         through investing in stocks of     Counsel, Inc.
                                         companies of any nation, debt
                                         securities of companies and
                                         governments of any nation and
                                         money market instruments
Templeton Bond Fund                    high current income                Templeton Investment
                                                                            Counsel, Inc.
Fidelity VIP High Income Portfolio     high level of current income by    Fidelity Management &
                                         investing primarily in high        Research Company
                                         yielding (i.e. high risk),
                                         lower-rated, fixed-income
                                         securities, while also
                                         considering growth of capital
Fidelity VIP Equity-Income Portfolio   reasonable income by investing     Fidelity Management &
                                         primarily in income-producing      Research Company
                                         equity securities
Fidelity VIP Growth Portfolio          capital appreciation               Fidelity Management &
                                                                            Research Company
Fidelity VIP II Asset Manager          high total return with reduced     Fidelity Management &
  Portfolio                              risk over the long-term            Research Company
Dreyfus Stock Index Fund               investment results that            Mellon Equity
                                         correspond to the price and        Associates
                                         yield performance of publicly
                                         traded common stocks in the
                                         aggregate
American Odyssey International         maximum long-term total return     American Odyssey        Bank of Ireland Asset
  Equity Fund                            by investing primarily in          Funds Management,       Management (U.S.)
                                         common stocks of established       Inc.                    Limited
                                         non-U.S. companies

   ------------------------------------------------------------------------------------------------------------------
             INVESTMENT                           INVESTMENT                   INVESTMENT
              OPTIONS                             OBJECTIVE                      ADVISER                SUBADVISER
   ------------------------------------------------------------------------------------------------------------------
American Odyssey Emerging              maximum long-term total return     American Odyssey        Wilke/Thompson Capital
  Opportunities Fund                     by investing primarily in          Funds Management,       Management, Inc. and
                                         common stocks of small,            Inc.                    Cowen Asset
                                         rapidly growing companies                                  Management
American Odyssey Core Equity Fund      maximum long-term total return     American Odyssey        Equinox Capital
                                         by investing primarily in          Funds Management,       Management, Inc.
                                         common stocks of well-             Inc.
                                         established companies
American Odyssey Long-Term Bond Fund   maximum long-term total return     American Odyssey        Western Asset
                                         by investing primarily in          Funds Management,       Management Company
                                         long-term debt securities          Inc.
American Odyssey Intermediate-Term     maximum long-term total return     American Odyssey        TAMIC
  Bond Fund                              by investing primarily in          Funds Management,
                                         intermediate-term corporate        Inc.
                                         debt securities
American Odyssey Short-Term Bond       maximum long-term total return     American Odyssey        Smith Graham & Co.
  Fund                                   by investing primarily in          Funds Management,       Asset Managers, L.P.
                                         investment-grade, short-term       Inc.
                                         debt securities
Smith Barney Income and Growth         current income and long-term       SBMFM
  Portfolio                              growth of income and capital
Alliance Growth Portfolio              long-term growth of capital        Travelers Investment    Alliance Capital
                                                                            Advisers, Inc.          Management L.P.
                                                                            ("TIA")
Smith Barney International Equity      total return on assets from        SBMFM
  Portfolio                              growth of capital and income
Putnam Diversified Income Portfolio    high current income consistent     TIA                     Putnam Investment
                                         with preservation of capital                               Management, Inc.
Smith Barney High Income Portfolio     high current income; capital       SBMFM
                                         appreciation is a secondary
                                         objective
MFS Total Return Portfolio             above-average income (compared     TIA                     Massachusetts
                                         to a portfolio entirely                                    Financial Services
                                         invested in equity securities)                             Company
                                         consistent with the prudent
                                         employment of capital
Growth and Income Stock Account        long-term accumulation of          TIMCO
                                         principal through capital
                                         appreciation and retention of
                                         net investment income
Quality Bond Account                   current income, moderate capital   TAMIC
                                         volatility and total return
Money Market Account                   preservation of capital, a high    TAMIC
                                         degree of liquidity and the
                                         highest possible current
                                         income available from certain
                                         short-term money market
                                         securities
Timed Growth and Income Stock          long-term accumulation of          TIMCO
  Account                                principal through capital
                                         appreciation and retention of
                                         net investment income
Timed Short-Term Bond Account          high current income with limited   TIMCO
                                         price volatility
Timed Aggressive Stock Account         growth of capital by investing     TIMCO
                                         primarily in a broadly
                                         diversified portfolio of
                                         common stocks
Timed Bond Account                     current income and total return    TAMIC
                                         by investing debt securities
                                         of the highest credit quality

MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND INVESTMENT ADVISORY SERVICES


The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.


The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company.

Travelers Asset Management International Corporation ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with The Travelers Insurance Company and nonaffiliated insurance companies.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the managed separate accounts and the underlying funds of Fund
U. The yield and effective yield may be advertised for Account MM, a money market fund. Yield is a measure of the net dividend and interest income earned over a specific seven-day period, expressed as a percentage of the offering price of Account MM's accumulation units. Yield is an annualized figure, which means that it is assumed that Account MM generates the same level of net income over a 52-week period. Effective yield is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect. Neither yield quotation reflects a deduction for the contingent deferred sales charge, which if included, would reduce yield and effective yield.

The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, calculated in a manner prescribed by the SEC, as well as the non-standardized total return, as described below. Standardized average annual total return will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or since an underlying fund's inception date. This standardized calculation reflects the deduction of all applicable charges made to the Contract, except for premium taxes which may be imposed by certain states. The non-standardized total returns differ from the standardized average annual total returns, in that they do not reflect the deduction of any applicable contingent deferred sales charge or the $15 semiannual contract administrative charge, which would decrease the level of performance shown.

For underlying funds that were in existence prior to the date they became available under the Contract, the standardized average annual total return and non-standardized total return quotations will show the investment performance that such underlying funds would have achieved (reduced by the applicable charges) had they been available under the Contract for the period quoted.

Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance as discussed in the Statement of Additional Information. Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of separate accounts and mutual funds.

The yield and total return quotations are based upon historical earnings and are not necessarily representative of future performance. The Contract Value at redemption may be more or less than original cost. The Statement of Additional Information contains more detailed information about these performance calculations, including actual examples of each type of performance advertised.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund U. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund U.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law generally requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.


NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In seeking its objective, short-term gains may also be realized. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes and are chosen on the basis of combined considerations of risk, income and appreciation. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than 30% of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than 25% of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than 10% of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT QB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is to seek current income, moderate capital volatility and total return.

The assets of Account QB will be primarily invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of liquidity are anticipated with regard to the investments of Account QB.

From time to time, Account QB may commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.


Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. When Account QB commits to purchase a when-issued security, it will set aside liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.


Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.


All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet FTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT MM)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account MM is preservation of capital, a high degree of liquidity and the highest possible current income available from certain short-term money market securities. Account MM restricts its investment portfolio to only the securities listed below. As is true with all investment companies, there can be no assurance that Account MM's objectives will be achieved. An investment in Account MM is neither insured nor guaranteed by the U.S. Government. Account MM's assets will be invested in the following types of securities.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account MM will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account MM may invest in securities of foreign branches of United States banks, payable in United States dollars, which meet the foregoing requirements. Obligations of foreign branches of United States banks are subject to additional risks beyond those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks or reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account MM to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account MM is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account MM invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account MM will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account MM in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account MM might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account MM might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account MM may be delayed or limited. Account MM's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account MM engages in repurchase agreements by setting guidelines and standards of review for Account MM's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account MM.

RISK FACTORS

The market value of Account MM's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account MM's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account MM concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed one year from the date of Account MM's purchase.

Return is aided both by Account MM's ability to make investments in large denominations and by its efficiencies of scale. Also, Account MM may seek to improve portfolio income by selling certain portfolio securities before maturity date in order to take advantage of yield disparities that occur in money markets. Account MM may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities); however, in accordance with Rule 2a-7 of the 1940 Act, to which Account MM is subject, Account MM will not invest more than 5% of its assets in the securities of any one issuer (other than securities issued or guaranteed by the United States government or its instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Account TGIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In selecting its objective, short-term gains may also be realized. The assets of Account TGIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account TGIS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TGIS, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements. In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TGIS to provide funds needed for transfer to the other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, the investment adviser can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TGIS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TGIS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.


Account TGIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts it has entered into. At no time will Account TGIS's transactions in such financial futures be used for speculative purposes. When a futures contract is purchased, Account TGIS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.


All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TGIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TGIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there are risks inherent in Account TGIS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TSB is to generate high current income with limited price volatility while maintaining a high degree of liquidity. As is true with all investment companies, there can be no assurance that Account TSB's objectives will be achieved. Account TSB's assets will be invested in the following types of securities. The final maturity of any asset will not exceed three years and the average maturity of the total portfolio is expected to be nine months.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account TSB will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account TSB may invest in securities payable in United States dollars of foreign branches of United States banks which meet the foregoing requirements and in Euro Certificates of Deposit, which are certificates of deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars. Obligations of foreign banks and foreign branches of United States banks are subject to additional risks than those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign bank or a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign banks or foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks and reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account TSB to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account TSB is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account TSB invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account TSB will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account TSB in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account TSB might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account TSB might incur disposition costs in connection with liquidating the collateral.

In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account TSB may be delayed or limited. Account TSB's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account TSB engages in repurchase agreements by setting guidelines and standards of review for Account TSB's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account TSB.

5. Short-term notes, bonds, debentures and other debt instruments issued or guaranteed by an entity with a bond rating of at least AA by S&P or Aa by Moody's, and with final maturities of such short-term instruments normally limited to eighteen months at the time of purchase.

RISK FACTORS

The market value of Account TSB's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account TSB's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account TSB concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed three years from the date of Account TSB's purchase. There can be no assurance that, upon redemption, Account TSB's net asset value will be equal to or greater than the net asset value at the time of purchase.

Return is aided both by Account TSB's ability to make investments in large denominations and by its efficiencies of scale. Also, Account TSB may seek to improve portfolio income by selling certain portfolio securities before the maturity date in order to take advantage of yield disparities that occur in money markets. Account TSB may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment. In addition, there are risks inherent in Account TSB as an investment alternative used by market timing services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TAS is to seek growth of capital by investing primarily in a broadly diversified portfolio of common stocks.

In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A proprietary computer model reviews over one-thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be utilized to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Although Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion, Account TAS may invest in smaller or larger companies without limitation. The prices of mid-sized company stocks and smaller company stocks may fluctuate more than those of larger company stocks.

It is the policy of Account TAS to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants selected primarily for prospective capital growth. Account TAS may invest in domestic, foreign and restricted securities.

When market conditions warrant, Account TAS may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TAS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TAS to provide funds needed for transfer to other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, TIMCO can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TAS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TAS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.


Account TAS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account TAS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. At no time will Account TAS's transactions in such futures be used for speculative purposes.


All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TAS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TAS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TAS will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with Account TAS to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven.

Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market. In addition, there are risks inherent in Account TAS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT TB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TB is to seek current income and total return. To achieve this objective, Account TB invests primarily in direct obligations of highest credit quality: obligations of the United States, and its instrumentalities, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which do not carry the full faith and credit obligations of the United States.

Direct obligations of the United States include Treasury bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance between one and ten years, and Treasury Bonds which have maturities at issuance greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit, include: Government National Mortgage Association, Federal Housing Administration, Farmers Homes Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority Bonds. Federal Agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

Account TB intends to be fully invested at all times; however, when market conditions warrant, Account TB may invest temporarily in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TB may from time to time commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment may be viewed as a senior security, and will be marked to market and reflected in Account TB's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account TB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account TB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account TB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account TB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account TB commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account TB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account TB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account TB may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate Account TB to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until the stated expiration date of the option.

Account TB will use exchange-traded financial futures contracts consisting of futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in interest rates. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TB, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements.

In general, moves in a market timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TB to provide funds needed for transfer to Account TSB. Alternatively, debt security exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling interest rate futures. By transacting in such futures when a market timing move is called, TAMIC can create the ability to buy or sell actual debt securities with less haste and at lower transaction costs. As the actual debt securities are bought or sold, the futures positions would simply be eliminated.

Account TB may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account TB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account TB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.


All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TB will achieve its investment objective since there is uncertainty in every investment. U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the portfolio securities of Account TB will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities. In addition, there are risks inherent in Account TB as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TB permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit);

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry (exclusive of securities of the U.S. government, its agencies or instrumentalities, for which there is no limit); and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available including restricted securities.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES

                            ACCUMULATION UNIT VALUES


                                                                                    1996                    1995              1994
                                                                             -------------------     -------------------     -------
                                                                                Q          NQ           Q          NQ           Q
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year.........................................    $ 2.396     $ 2.485     $ 1.779     $ 1.845     $ 1.892
 Unit Value at end of year...............................................      3.034       3.146       2.396       2.485       1.779
 Number of units outstanding at end of year (thousands)..................     64,294       7,828      45,979       4,415      40,160
HIGH YIELD BOND TRUST
 Unit Value at beginning of year.........................................    $ 2.472     $ 2.498     $ 2.167     $ 2.189     $ 2.222
 Unit Value at end of year...............................................      2.833       2.863       2.472       2.498       2.167
 Number of units outstanding at end of year (thousands)..................      5,312         657       4,592         498       4,708
MANAGED ASSETS TRUST
 Unit Value at beginning of year.........................................    $ 2.763     $ 2.975     $ 2.201     $ 2.369     $ 2.281
 Unit Value at end of year...............................................      3.105       3.342       2.763       2.975       2.201
 Number of units outstanding at end of year (thousands)..................     55,055       4,632      57,020       4,114      58,355

                                                                                              1993                    1992
                                                                                       -------------------     -------------------
                                                                             NQ           Q          NQ           Q          NQ
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year.........................................  $ 1.962     $ 1.665     $ 1.727     $ 1.433     $ 1.487
 Unit Value at end of year...............................................    1.845       1.892       1.962       1.665       1.727
 Number of units outstanding at end of year (thousands)..................    3,605      30,003       2,825      16,453       1,020
HIGH YIELD BOND TRUST
 Unit Value at beginning of year.........................................  $ 2.245     $ 1.974     $ 1.994     $ 1.767     $ 1.785
 Unit Value at end of year...............................................    2.189       2.222       2.245       1.976       1.994
 Number of units outstanding at end of year (thousands)..................      585       5,066         603       4,730         428
MANAGED ASSETS TRUST
 Unit Value at beginning of year.........................................  $ 2.455     $ 2.111     $ 2.273     $ 2.034     $ 2.189
 Unit Value at end of year...............................................    2.369       2.281       2.455       2.111       2.273
 Number of units outstanding at end of year (thousands)..................    4,813      63,538       4,490      65,926       4,120

------------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year.........................................
 Unit Value at end of year...............................................
 Number of units outstanding at end of year (thousands)..................
HIGH YIELD BOND TRUST
 Unit Value at beginning of year.........................................
 Unit Value at end of year...............................................
 Number of units outstanding at end of year (thousands)..................
MANAGED ASSETS TRUST
 Unit Value at beginning of year.........................................
 Unit Value at end of year...............................................
 Number of units outstanding at end of year (thousands)..................


                                                                        APPENDIX
A

                                                                               A

                                                                                    1991                    1990              1989
                                                                             -------------------     -------------------     -------
                                                                                Q          NQ           Q          NQ           Q
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year.........................................    $ 1.075     $ 1.114     $ 1.157     $ 1.200     $ 1.015
 Unit Value at end of year...............................................      1.433       1.487       1.075       1.114       1.157
 Number of units outstanding at end of year (thousands)..................     12,703         887      11,356         553      12,038
HIGH YIELD BOND TRUST
 Unit Value at beginning of year.........................................    $ 1.418     $ 1.433     $ 1.573     $ 1.590     $ 1.571
 Unit Value at end of year...............................................      1.767       1.785       1.418       1.433       1.573
 Number of units outstanding at end of year (thousands)..................      4,018         344       4,045         341       6,074
MANAGED ASSETS TRUST
 Unit Value at beginning of year.........................................    $ 1.691     $ 1.821     $ 1.671     $ 1.799     $ 1.331
 Unit Value at end of year...............................................      2.034       2.189       1.691       1.821       1.671
 Number of units outstanding at end of year (thousands)..................     58,106       3,359      51,489       2.744      47,104

                                                                                              1988                    1987
                                                                                       -------------------     -------------------
                                                                             NQ           Q          NQ           Q          NQ
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year.........................................  $ 1.052     $ 0.934     $ 0.968     $ 1.027     $ 1.066
 Unit Value at end of year...............................................    1.200       1.015       1.052       0.934       0.968
 Number of units outstanding at end of year (thousands)..................      495      13,040         423      12,957         486
HIGH YIELD BOND TRUST
 Unit Value at beginning of year.........................................  $ 1.588     $ 1.388     $ 1.403     $ 1.412     $ 1.427
 Unit Value at end of year...............................................    1.590       1.571       1.588       1.388       1.403
 Number of units outstanding at end of year (thousands)..................      573       5,783         676       4,645         523
MANAGED ASSETS TRUST
 Unit Value at beginning of year.........................................  $ 1.433     $ 1.234     $ 1.328     $ 1.223     $ 1.317
 Unit Value at end of year...............................................    1.799       1.331       1.433       1.234       1.328
 Number of units outstanding at end of year (thousands)..................    2,836      46,809       3,316      46,733       3,875


------------------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year.........................................
 Unit Value at end of year...............................................
 Number of units outstanding at end of year (thousands)..................
HIGH YIELD BOND TRUST
 Unit Value at beginning of year.........................................
 Unit Value at end of year...............................................
 Number of units outstanding at end of year (thousands)..................
MANAGED ASSETS TRUST
 Unit Value at beginning of year.........................................
 Unit Value at end of year...............................................
 Number of units outstanding at end of year (thousands)..................

 Q = Qualified
NQ = NonQualified

The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.
                                                                               -

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES

                            ACCUMULATION UNIT VALUES



                                                                    1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO (1/92)*
  Unit Value at beginning of period............................   $  1.321    $  1.074    $  1.153    $  1.066    $  1.000
  Unit Value at end of period..................................      1.323       1.321       1.074       1.153       1.066
  Number of units outstanding at end of period (thousands).....     19,054      21,339      22,709      22,142       8,566
SOCIAL AWARENESS STOCK PORTFOLIO (5/92)*
  Unit Value at beginning of period............................   $  1.461    $  1.109    $  1.153    $  1.086    $  1.000
  Unit Value at end of period..................................      1.731       1.461       1.109       1.153       1.086
  Number of units outstanding at end of year (thousands).......      6,355       4,841       3,499       2,920       1,332
UTILITIES PORTFOLIO (2/94)*
  Unit Value at beginning of period............................   $  1.284    $  1.005    $  1.000          --          --
  Unit Value at end of period..................................      1.363       1.284       1.005          --          --
  Number of units outstanding at end of period (thousands).....     13,258      11,918       5,740          --          --
TEMPLETON BOND FUND (8/88)* (CLASS 1)
  Unit Value at beginning of year..............................   $  1.250    $  1.101    $  1.172    $  1.065    $  1.000
  Unit Value at end of year....................................      1.351       1.250       1.101       1.172       1.065
  Number of units outstanding at end of year (thousands).......     10,260      10,527      10,186       8,014       3,477
TEMPLETON STOCK FUND (8/88)* (CLASS 1)
  Unit Value at beginning of year..............................   $  1.655    $  1.338    $  1.385    $  1.047    $  1.000
  Unit Value at end of year....................................      2.001       1.655       1.338       1.385       1.047
  Number of units outstanding at end of year (thousands).......    154,614     122,937     101,462      43,847      10,433
TEMPLETON ASSET ALLOCATION FUND (8/88)* (CLASS 1)
  Unit Value at beginning of year..............................   $  1.546    $  1.277    $  1.333    $  1.070    $  1.000
  Unit Value at end of year....................................      1.815       1.546       1.277       1.333       1.070
  Number of units outstanding at end of year (thousands).......    113,809     107,460     103,407      51,893      13,888
FIDELITY VIP HIGH INCOME PORTFOLIO (9/85)*
  Unit Value at beginning of year..............................   $  1.568    $  1.316    $  1.354    $  1.138    $  1.000
  Unit Value at end of year....................................      1.766       1.568       1.316       1.354       1.138
  Number of units outstanding at end of year (thousands).......     40,309      32,601      25,813      17,381       4,875
FIDELITY VIP GROWTH PORTFOLIO (10/86)*
  Unit Value at beginning of year..............................   $  1.594    $  1.192    $  1.207    $  1.024    $  1.000
  Unit Value at end of year....................................      1.805       1.594       1.192       1.207       1.024
  Number of units outstanding at end of year (thousands).......    274,892     229,299     176,304     101,260      30,240
FIDELITY VIP EQUITY-INCOME PORTFOLIO (10/86)*
  Unit Value at beginning of period............................   $  1.484    $  1.112    $  1.052    $  1.000          --
  Unit Value at end of period..................................      1.674       1.484       1.112       1.052          --
  Number of units outstanding at end of period (thousands).....    205,636     153,463      78,856      13,414          --
FIDELITY VIP II ASSET MANAGER PORTFOLIO (9/89)*
  Unit Value at beginning of year..............................   $  1.394    $  1.207    $  1.301    $  1.088    $  1.000
  Unit Value at end of year....................................      1.577       1.394       1.207       1.301       1.088
  Number of units outstanding at end of year (thousands).......    249,050     270,795     282,474     162,413      30,207
DREYFUS STOCK INDEX FUND (9/89)*
  Unit Value at beginning of year..............................   $  1.546    $  1.144    $  1.148    $  1.064    $  1.000
  Unit Value at end of year....................................      1.870       1.546       1.144       1.148       1.064
  Number of units outstanding at end of year (thousands).......     66,098      43,247      31,600      26,789      12,089
AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of period............................   $  1.274    $  1.084    $  1.180    $  1.000          --
  Unit Value at end of period..................................      1.534       1.274       1.084       1.180          --
  Number of units outstanding at end of period (thousands).....    121,896      70,364      47,096      16,944          --
AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND (5/93)*
  Unit Value at beginning of period............................   $  1.526    $  1.168    $  1.079    $  1.000          --
  Unit Value at end of period..................................      1.460       1.526       1.168       1.079          --
  Number of units outstanding at end of period (thousands).....    122,877     103,815      73,838      27,011          --

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES

                      ACCUMULATION UNIT VALUES (CONTINUED)



                                                                    1996        1995        1994        1993        1992
------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY CORE EQUITY FUND (5/93)*
  Unit Value at beginning of period............................   $  1.354    $   .990    $  1.012    $  1.000          --
  Unit Value at end of period..................................      1.647       1.354        .990       1.012          --
  Number of units outstanding at end of period (thousands).....    170,552     137,330     100,082      37,136          --
AMERICAN ODYSSEY LONG-TERM BOND FUND (5/93)*
  Unit Value at beginning of period............................   $  1.221    $   .990    $  1.085    $  1.000          --
  Unit Value at end of period..................................      1.221       1.221        .990       1.085          --
  Number of units outstanding at end of period (thousands).....    137,075     101,376      70,928      25,467          --
AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND (5/93)*
  Unit Value at beginning of period............................   $  1.128    $   .993    $  1.035    $  1.000          --
  Unit Value at end of period..................................      1.157       1.128        .993       1.035          --
  Number of units outstanding at end of period (thousands).....     78,211      68,878      50,403      19,564          --
AMERICAN ODYSSEY SHORT-TERM BOND FUND (5/93)*
  Unit Value at beginning of period............................   $  1.102    $  1.006    $  1.020    $  1.000          --
  Unit Value at end of period..................................      1.129       1.102       1.006       1.020          --
  Number of units outstanding at end of period (thousands).....     44,077      24,416      17,611       8,201          --
SMITH BARNEY INCOME AND GROWTH PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.246    $  1.000          --          --          --
  Unit Value at end of period..................................      1.474       1.246          --          --          --
  Number of units outstanding at end of period (thousands).....      6,133       1,747          --          --          --
ALLIANCE GROWTH PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.284    $  1.000          --          --          --
  Unit Value at end of period..................................      1.640       1.284          --          --          --
  Number of units outstanding at end of period (thousands).....     10,809       2,498          --          --          --
SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.137    $  1.000          --          --          --
  Unit Value at end of period..................................      1.321       1.137          --          --          --
  Number of units outstanding at end of period (thousands).....      5,777         593          --          --          --
PUTNAM DIVERSIFIED INCOME PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.128    $  1.000          --          --          --
  Unit Value at end of period..................................      1.206       1.128          --          --          --
  Number of units outstanding at end of period (thousands).....      2,375         774          --          --          --
SMITH BARNEY HIGH INCOME PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.124    $  1.000          --          --          --
  Unit Value at end of period..................................      1.256       1.124          --          --          --
  Number of units outstanding at end of period (thousands).....        553         138          --          --          --
MFS TOTAL RETURN PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.205    $  1.000          --          --          --
  Unit Value at end of period..................................      1.362       1.205          --          --          --
  Number of units outstanding at end of period (thousands).....      7,302       2,734          --          --          --
G.T. GLOBAL STRATEGIC INCOME PORTFOLIO (6/94)*
  Unit Value at beginning of period............................   $  1.195    $  1.000          --          --          --
  Unit Value at end of period..................................      1.402       1.195          --          --          --
  Number of units outstanding at end of period (thousands).....        242         162          --          --          --


* Inception date.

The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account GIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                  CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983                        1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................    $   .212     $  .205     $  .189     $  .184
 Operating expenses.............................................................        .175        .140        .115        .106
                                                                                    --------     -------     -------     -------
 Net investment income..........................................................        .037        .065        .074        .078
 Unit Value at beginning of year................................................       9.369       6.917       7.007       6.507
 Net realized and change in unrealized gains (losses)...........................       1.965       2.387       (.164)       .422
                                                                                    --------     -------     -------     -------
 Unit Value at end of year......................................................    $ 11.371     $ 9.369     $ 6.917     $ 7.007
                                                                                    =========    =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................    $   2.00     $  2.45     $  (.09)    $   .50
 Ratio of operating expenses to average net assets..............................        1.70%       1.70%       1.65%       1.57%
 Ratio of net investment income to average net assets...........................          36%        .79%       1.05%       1.15%
 Number of units outstanding at end of year (thousands).........................      27,578      26,688      26,692      28,497
 Portfolio turnover rate........................................................          85%         96%        103%         81%
 Average Commission Rate Paid*..................................................    $   .047          --          --          --
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................    $   .216     $  .208     $  .192     $  .189
 Operating expenses.............................................................        .154        .123        .100        .092
                                                                                    --------     -------     -------     -------
 Net investment income..........................................................        .062        .085        .092        .097
 Unit Value at beginning of year................................................       9.668       7.120       7.194       6.664
 Net realized and change in unrealized gains (losses)...........................       2.033       2.463       (.166)       .433
                                                                                    --------     -------     -------     -------
 Unit Value at end of year......................................................    $ 11.763     $ 9.668     $ 7.120     $ 7.194
                                                                                    =========    =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................    $   2.10     $  2.55     $  (.07)    $   .53
 Ratio of operating expenses to average net assets..............................        1.45%       1.45%       1.41%       1.33%
 Ratio of net investment income to average net assets...........................         .60%       1.02%       1.30%       1.40%
 Number of units outstanding at end of year (thousands).........................      16.554      17,896      19,557      21,841
 Portfolio turnover rate........................................................          85%         96%        103%         81%
 Average Commission Rate Paid*..................................................        .047          --          --          --

                  CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983                     1992        1991        1990        1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................  $  .188     $  .198     $  .192     $  .191
 Operating expenses.............................................................     .098        .091        .079        .095
                                                                                  -------     -------     -------     -------
 Net investment income..........................................................     .090        .107        .113        .096
 Unit Value at beginning of year................................................    6.447       5.048       5.295       4.191
 Net realized and change in unrealized gains (losses)...........................    (.030)      1.292       (.360)      1.008
                                                                                  -------     -------     -------     -------
 Unit Value at end of year......................................................  $ 6.507     $ 6.447     $ 5.048     $ 5.295
                                                                                  =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................  $   .06     $  1.40     $  (.25)    $  1.10
 Ratio of operating expenses to average net assets..............................     1.58%       1.58%       1.57%       1.58   %
 Ratio of net investment income to average net assets...........................     1.43%       1.86%       2.25%       2.33   %
 Number of units outstanding at end of year (thousands).........................   29,661      26,235      19,634      15,707
 Portfolio turnover rate........................................................      189%        319%         54%         27%
 Average Commission Rate Paid*..................................................       --          --          --          --
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1992        1991        1990        1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................  $  .192     $  .201     $  .199     $  .191
 Operating expenses.............................................................     .085        .077        .069        .066
                                                                                  -------     -------     -------     -------
 Net investment income..........................................................     .107        .124        .130        .125
 Unit Value at beginning of year................................................    6.587       5.145       5.383       4.250
 Net realized and change in unrealized gains (losses)...........................    (.030)      1.318       (.368)      1.008
                                                                                  -------     -------     -------     -------
 Unit Value at end of year......................................................  $ 6.664     $ 6.587     $ 5.145     $ 5.383
                                                                                  =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................  $   .08     $  1.44     $  (.24)    $  1.13
 Ratio of operating expenses to average net assets..............................     1.33%       1.33%       1.33%       1.33   %
 Ratio of net investment income to average net assets...........................     1.67%       2.11%       2.50%       2.56   %
 Number of units outstanding at end of year (thousands).........................   22,516      24,868      28,053      31,326
 Portfolio turnover rate........................................................      189%        319%         54%         27%
 Average Commission Rate Paid*..................................................       --          --          --          --

                  CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983                     1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................  $  .168     $  .132
 Operating expenses.............................................................     .071        .066
                                                                                  -------     -------
 Net investment income..........................................................     .097        .066
 Unit Value at beginning of year................................................    3.601       3.737
 Net realized and change in unrealized gains (losses)...........................     .493       (.202)
                                                                                  -------     -------
 Unit Value at end of year......................................................  $ 4.191     $ 3.601
                                                                                  =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................  $   .59     $  (.14)
 Ratio of operating expenses to average net assets..............................     1.58%       1.58%
 Ratio of net investment income to average net assets...........................     2.60%       1.49%
 Number of units outstanding at end of year (thousands).........................   12,173      11,367
 Portfolio turnover rate........................................................       38%         51%
 Average Commission Rate Paid*..................................................       --          --
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................  $  .168     $  .132
 Operating expenses.............................................................     .053        .059
                                                                                  -------     -------
 Net investment income..........................................................     .115        .073
 Unit Value at beginning of year................................................    3.642       3.771
 Net realized and change in unrealized gains (losses)...........................     .493       (.202)
                                                                                  -------     -------
 Unit Value at end of year......................................................  $ 4.250     $ 3.642
                                                                                  =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................  $   .61     $  (.13)
 Ratio of operating expenses to average net assets..............................     1.33%       1.33%
 Ratio of net investment income to average net assets...........................     2.85%       1.72%
 Number of units outstanding at end of year (thousands).........................   35,633      41,859
 Portfolio turnover rate........................................................       38%         51%
 Average Commission Rate Paid*..................................................       --          --


* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account QB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                    CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                         1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................    $  .368     $  .319     $  .310     $  .299
 Operating expenses..............................................................       .078        .073        .069        .067
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................       .290        .246        .241        .232
 Unit Value at beginning of year.................................................      4.894       4.274       4.381       4.052
 Net realized and change in unrealized gains (losses)............................      (.124)       .374       (.348)       .097
                                                                                     -------     -------     -------     -------
 Unit Value at end of year.......................................................    $ 5.060     $ 4.894     $ 4.274     $ 4.381
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................    $   .17     $   .62     $  (.11)    $   .33
 Ratio of operating expenses to average net assets...............................       1.57%       1.57%       1.57%       1.57%
 Ratio of net investment income to average net assets............................       5.87%       5.29%       5.62%       5.41%
 Number of units outstanding at end of year (thousands)..........................     24,804      27,066      27,033      28,472
 Portfolio turnover rate.........................................................        176%        138%         27%         24%
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................    $  .379     $  .328     $  .318     $  .306
 Operating expenses..............................................................       .067        .063        .059        .058
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................       .312        .265        .259        .248
 Unit Value at beginning of year.................................................      5.050       4.400       4.498       4.150
 Net realized and change in unrealized gains (losses)............................      (.128)       .385       (.357)       .100
                                                                                     -------     -------     -------     -------
 Unit Value at end of year.......................................................    $ 5.234     $ 5.050     $ 4.400     $ 4.498
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................    $   .18     $   .65     $  (.10)    $   .35
 Ratio of operating expenses to average net assets...............................       1.33%       1.33%       1.33%       1.33%
 Ratio of net investment income to average net assets............................       6.12%       5.54%       5.87%       5.66%
 Number of units outstanding at end of year (thousands)..........................      8,549       9,325      10,694      12,489
 Portfolio turnover rate.........................................................        176%        138%         27%         24%

                    CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       1992        1991        1990*       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .311     $  .299     $  .277     $  .270
 Operating expenses..............................................................     .061        .056        .048        .047
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .250        .243        .229        .223
 Unit Value at beginning of year.................................................    3.799       3.357       3.129       2.852
 Net realized and change in unrealized gains (losses)............................     .003        .199       (.001)       .054
                                                                                   -------     -------     -------     -------
 Unit Value at end of year.......................................................  $ 4.052     $ 3.799     $ 3.357     $ 3.129
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .25     $   .44     $   .23     $   .28
 Ratio of operating expenses to average net assets...............................     1.58%       1.57%       1.57%       1.57  %
 Ratio of net investment income to average net assets............................     6.38%       6.84%       7.06%       7.44  %
 Number of units outstanding at end of year (thousands)..........................   20,250      17,211      14,245      13,135
 Portfolio turnover rate.........................................................       23%         21%         41%         33  %
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                         1992        1991        1990*       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .317     $  .304     $  .281     $  .270
 Operating expenses..............................................................     .050        .048        .040        .035
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .267        .256        .241        .235
 Unit Value at beginning of year.................................................    3.880       3.421       3.181       2.892
 Net realized and change in unrealized gains (losses)............................     .003        .203       (.001)       .054
                                                                                   -------     -------     -------     -------
 Unit Value at end of year.......................................................  $ 4.150     $ 3.880     $ 3.421     $ 3.181
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .27     $   .46     $   .24     $   .29
 Ratio of operating expenses to average net assets...............................     1.33%       1.33%       1.33%       1.33  %
 Ratio of net investment income to average net assets............................     6.61%       7.09%       7.31%       7.60  %
 Number of units outstanding at end of year (thousands)..........................   13,416      14,629      16,341      18,248
 Portfolio turnover rate.........................................................       23%         21%         41%         33  %

                    CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .259     $  .245
 Operating expenses..............................................................     .046        .042
                                                                                   -------     -------
 Net investment income...........................................................     .213        .203
 Unit Value at beginning of year.................................................    2.697       2.629
 Net realized and change in unrealized gains (losses)............................    (.058)      (.135)
                                                                                   -------     -------
 Unit Value at end of year.......................................................  $ 2.852     $ 2.697
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .16     $   .07
 Ratio of operating expenses to average net assets...............................     1.58%       1.57%
 Ratio of net investment income to average net assets............................     7.67%       7.72%
 Number of units outstanding at end of year (thousands)..........................    9,457       7,560
 Portfolio turnover rate.........................................................       17%         17%
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                         1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .259     $  .245
 Operating expenses..............................................................     .037        .034
                                                                                   -------     -------
 Net investment income...........................................................     .222        .211
 Unit Value at beginning of year.................................................    2.728       2.652
 Net realized and change in unrealized gains (losses)............................    (.058)      (.135)
                                                                                   -------     -------
 Unit Value at end of year.......................................................  $ 2.892     $ 2.728
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .16     $   .08
 Ratio of operating expenses to average net assets...............................     1.33%       1.32%
 Ratio of net investment income to average net assets............................     7.82%       7.87%
 Number of units outstanding at end of year (thousands)..........................   21,124      24,703
 Portfolio turnover rate.........................................................       17%         17%

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account MM Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                   CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                          1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................    $   .121     $  .127     $  .087     $  .065
 Operating expenses.............................................................        .035        .034        .032        .031
                                                                                    --------     -------     -------     -------
 Net investment income..........................................................        .086        .093        .055        .034
 Unit Value at beginning of year................................................       2.177       2.084       2.029       1.995
                                                                                    --------     -------     -------     -------
 Unit Value at end of year......................................................    $  2.263     $ 2.177     $ 2.084     $ 2.029
                                                                                    =========    =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value.....................................................    $    .09     $   .09     $   .06     $   .03
 Ratio of operating expenses to average net assets..............................         157%       1.57%       1.57%       1.57%
 Ratio of net investment income to average net assets...........................        3.84%       4.36%       2.72%       1.68%
 Number of units outstanding at end of year (thousands).........................      38,044      35,721      39,675      34,227
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                           1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................    $   .125     $  .130     $  .091     $  .067
 Operating expenses.............................................................         .30        .030        .028        .027
                                                                                    --------     -------     -------     -------
 Net investment income..........................................................        .095        .100        .063        .040
 Unit Value at beginning of year................................................       2.246       2.146       2.083       2.043
                                                                                    --------     -------     -------     -------
 Unit Value at end of year......................................................    $  2.341     $ 2.246     $ 2.146     $ 2.083
                                                                                    =========    =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value.....................................................    $    .10     $   .10     $   .06     $   .04
 Ratio of operating expenses to average net assets..............................        1.33%       1.33%       1.33%       1.33%
 Ratio of net investment income to average net assets...........................        4.10%       4.61%       2.98%       1.93%
 Number of units outstanding at end of year (thousands).........................         112         206         206         218

                   CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       1992        1991        1990*       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................  $  .077     $  .118     $  .149     $  .156
 Operating expenses.............................................................     .031        .030        .029        .027
                                                                                  -------     -------     -------     -------
 Net investment income..........................................................     .046        .088        .120        .129
 Unit Value at beginning of year................................................    1.949       1.861       1.741       1.612
                                                                                  -------     -------     -------     -------
 Unit Value at end of year......................................................  $ 1.995     $ 1.949     $ 1.861     $ 1.741
                                                                                  =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value.....................................................  $   .05     $   .09     $   .12     $   .13
 Ratio of operating expenses to average net assets..............................     1.57%       1.57%       1.57%       1.57   %
 Ratio of net investment income to average net assets...........................     2.33%       4.66%       6.68%       7.65   %
 Number of units outstanding at end of year (thousands).........................   42,115      55,013      67,343      57,916
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1992        1991        1990*       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................  $  .079     $  .120     $  .151     $  .156
 Operating expenses.............................................................     .027        .026        .024        .021
                                                                                  -------     -------     -------     -------
 Net investment income..........................................................     .052        .094        .127        .135
 Unit Value at beginning of year................................................    1.991       1.897       1.770       1.635
                                                                                  -------     -------     -------     -------
 Unit Value at end of year......................................................  $ 2.043     $ 1.191     $ 1.897     $ 1.770
                                                                                  =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value.....................................................  $   .05     $   .09     $   .13     $   .14
 Ratio of operating expenses to average net assets..............................     1.33%       1.33%       1.33%       1.33   %
 Ratio of net investment income to average net assets...........................     2.58%       4.90%       6.93%       7.81   %
 Number of units outstanding at end of year (thousands).........................      227         262         326         367

                   CONTRACTS ISSUED ON OR AFTER MAY 16, 1983                       1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................  $  .118     $  .101
 Operating expenses.............................................................     .023        .023
                                                                                  -------     -------
 Net investment income..........................................................     .095        .078
 Unit Value at beginning of year................................................    1.517       1.439
                                                                                  -------     -------
 Unit Value at end of year......................................................  $ 1.612     $ 1.517
                                                                                  =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value.....................................................  $   .10     $   .08
 Ratio of operating expenses to average net assets..............................     1.56%       1.57%
 Ratio of net investment income to average net assets...........................     6.02%       5.27%
 Number of units outstanding at end of year (thousands).........................   41,449      49,918
                     CONTRACTS ISSUED PRIOR TO MAY 16, 1983                        1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................  $  .118     $  .101
 Operating expenses.............................................................     .018        .018
                                                                                  -------     -------
 Net investment income..........................................................     .100        .083
 Unit Value at beginning of year................................................    1.535       1.452
                                                                                  -------     -------
 Unit Value at end of year......................................................  $ 1.635     $ 1.535
                                                                                  =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value.....................................................  $   .10     $   .08
 Ratio of operating expenses to average net assets..............................     1.31%       1.32%
 Ratio of net investment income to average net assets...........................     6.19%       5.49%
 Number of units outstanding at end of year (thousands).........................      497         592

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account TGIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                                                                                1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...................................................................    $  .061     $  .083     $  .064
 Operating expenses........................................................................       .069**      .057**      .041**
                                                                                               -------     -------     -------
 Net investment income.....................................................................      (.008)       .026        .023
 Unit Value at beginning of year...........................................................    $ 2.263     $ 1.695     $ 1.776
 Net realized and change in unrealized gains (losses)......................................       .462        .542       (.104)
                                                                                               -------     -------     -------
 Unit Value at end of year.................................................................    $ 2.717     $ 2.263     $ 1.695
                                                                                               =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.....................................................    $   .45     $   .57     $  (.08)
 Ratio of operating expenses to average net assets*........................................       2.82%**     2.82%**     2.82%**
 Ratio of net investment income to average net assets*.....................................       (.34)%      1.37%       1.58%
 Number of units outstanding at end of year (thousands)....................................     68,111     105,044      29,692
 Portfolio turnover rate...................................................................         81%         79%         19%

                                                                                              1993        1992        1991
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...................................................................  $  .043     $  .046     $  .045
 Operating expenses........................................................................     .042**      .045**      .045   **
                                                                                             -------     -------     -------
 Net investment income.....................................................................     .001        .001          --
 Unit Value at beginning of year...........................................................  $ 1.689     $ 1.643     $ 1.391
 Net realized and change in unrealized gains (losses)......................................    0.086       0.045       0.252
                                                                                             -------     -------     -------
 Unit Value at end of year.................................................................  $ 1.776     $ 1.689     $ 1.643
                                                                                             =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.....................................................  $   .09     $   .05     $   .25
 Ratio of operating expenses to average net assets*........................................     2.82%**     2.82%**     2.82    %**
 Ratio of net investment income to average net assets*.....................................     0.08%       0.78%       1.33  %
 Number of units outstanding at end of year (thousands)....................................       --     217,428          --
 Portfolio turnover rate...................................................................       70%        119%        489  %

                                                                                              1990        1989        1988
------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...................................................................  $  .099     $  .161     $  .044
 Operating expenses........................................................................     .034**      .023        .017
                                                                                             -------     -------     -------
 Net investment income.....................................................................     .065        .138        .027
 Unit Value at beginning of year...........................................................  $ 1.447     $ 1.108     $ 1.000
 Net realized and change in unrealized gains (losses)......................................    (.121)       .201        .081
                                                                                             -------     -------     -------
 Unit Value at end of year.................................................................  $ 1.391     $ 1.447     $ 1.108
                                                                                             =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value.....................................................  $  (.06)    $   .34     $   .11
 Ratio of operating expenses to average net assets*........................................     2.41%**     1.57%       1.57%
 Ratio of net investment income to average net assets*.....................................     1.86%       2.81%       2.55%
 Number of units outstanding at end of year (thousands)....................................    5,708          --       3,829
 Portfolio turnover rate...................................................................      653%        149%        268%


 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TGIS, or by contractual surrender to the extent allowed under federal tax law.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES* PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account TSB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                                                                      1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................    $  .057     $  .074     $  .055     $  .041
 Operating expenses..............................................................       .030**      .035**      .036**      .037**
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................       .027        .039        .019        .004
 Unit value at beginning of year.................................................      1.333       1.292       1.275       1.271
 Net realized and change in unrealized gains (losses)***.........................       .001        .002       (.002)         --
                                                                                     -------     -------     -------     -------
 Unit value at end of year.......................................................    $ 1.361     $ 1.333     $ 1.292     $ 1.275
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value......................................................    $   .03     $   .04     $   .02     $    --
 Ratio of operating expenses to average net assets****...........................       2.82%**     2.82%**     2.82%**     2.82%**
 Ratio of net investment income to average net assets****........................       2.47%       3.17%       1.45%        .39%
 Number of units outstanding at end of year (thousands)..........................     54,565          --     216,713     353,374

                                                                                    1992        1991        1990        1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .054     $  .076     $  .099     $  .102
 Operating expenses..............................................................     .041**      .036**      .030**      .017
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .013        .040        .069        .085
 Unit value at beginning of year.................................................    1.258       1.218       1.149       1.064
 Net realized and change in unrealized gains (losses)***.........................       --          --          --          --
                                                                                   -------     -------     -------     -------
 Unit value at end of year.......................................................  $ 1.271     $ 1.258     $ 1.218     $ 1.149
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value......................................................  $   .01     $   .04     $   .07     $   .09
 Ratio of operating expenses to average net assets****...........................     2.82%**     2.82%**     2.41%**     1.57    %
 Ratio of net investment income to average net assets****........................     1.12%       3.07%       5.89%       7.63  %
 Number of units outstanding at end of year (thousands)..........................  173,359     439,527     369,769     360,074

                                                                                    1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .078     $  .003
 Operating expenses..............................................................     .016        .001
                                                                                   -------     -------
 Net investment income...........................................................     .062        .002
 Unit value at beginning of year.................................................    1.002       1.000
 Net realized and change in unrealized gains (losses)***.........................       --          --
                                                                                   -------     -------
 Unit value at end of year.......................................................  $ 1.064     $ 1.002
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value......................................................  $   .06     $    --
 Ratio of operating expenses to average net assets****...........................     1.57%       1.57%
 Ratio of net investment income to average net assets****........................     6.51%       2.69%
 Number of units outstanding at end of year (thousands)..........................  356,969     288,757


  * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TSB, or by contractual surrender to the extent allowed under federal tax law.

 *** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account TAS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                                                                      1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income........................................................    $   .041     $  .042     $  .036     $  .037
 Operating expenses.............................................................        .069**      .057**      .049**      .048**
                                                                                    --------     -------     -------     -------
 Net investment income (loss)...................................................       (.028)      (.015)      (.013)      (.011)
 Unit Value at beginning of year................................................       2.253       1.706       1.838       1.624
 Net realized and unrealized gains (losses).....................................        .398        .562       (.119)       .225
                                                                                    --------     -------     -------     -------
 Unit Value at end of year......................................................    $  2.623     $ 2.253     $ 1.706     $ 1.838
                                                                                    =========    =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................    $    .37     $   .55     $  (.13)    $   .21
 Ratio of operating expenses to average net assets*.............................        .284%**     2.83%**     2.80%**     2.82%**
 Ratio of net investment income to average net assets*..........................       (1.13)%      (.74)%      (.72)%      (.80)%
 Number of units outstanding at end of year (thousands).........................      30,167      45,575      25,109      43,059
 Portfolio turnover rate........................................................          98%        113%        142%         71%
 Average commission rate paid ++................................................    $   .047

                                                                                   1992        1991        1990+       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................  $  .041     $  .044     $  .045     $  .052
 Operating expenses.............................................................     .043**      .039**      .073**      .051
                                                                                  -------     -------     -------     -------
 Net investment income (loss)...................................................    (.002)       .005       (.028)       .001
 Unit Value at beginning of year................................................    1.495       1.136       1.189       1.059
 Net realized and unrealized gains (losses).....................................     .131        .354       (.025)       .129
                                                                                  -------     -------     -------     -------
 Unit Value at end of year......................................................  $ 1.624     $ 1.495     $ 1.136     $ 1.189
                                                                                  =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................  $  (.13)    $   .36     $  (.05)    $   .13
 Ratio of operating expenses to average net assets*.............................     2.93%**     2.99%**     2.64%**     1.95     %
 Ratio of net investment income to average net assets*..........................     (.12)%       .37%      (3.73)%       .91    %
 Number of units outstanding at end of year (thousands).........................   20,225      19,565       5,585           0
 Portfolio turnover rate........................................................      269%        261%          0%         77%
 Average commission rate paid ++................................................

                                                                                   1988        1987
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income........................................................  $  .008     $  .001
 Operating expenses.............................................................     .015        .000
                                                                                  -------     -------
 Net investment income (loss)...................................................    (.007)       .001
 Unit Value at beginning of year................................................    1.001       1.000
 Net realized and unrealized gains (losses).....................................     .065        .000
                                                                                  -------     -------
 Unit Value at end of year......................................................  $ 1.059     $ 1.001
                                                                                  =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value..........................................  $   .06     $   .00
 Ratio of operating expenses to average net assets*.............................     1.95%       1.95%
 Ratio of net investment income to average net assets*..........................     (.88)%      4.90%
 Number of units outstanding at end of year (thousands).........................        0         841
 Portfolio turnover rate........................................................      127%          0
 Average commission rate paid ++................................................


 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner and were not recorded in the financial statements of Account TAS, or by contractual surrender to the extent allowed under federal tax law.
 + On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TAS.
 ++ The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for Funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
   PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Account TB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                                                                      1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................    $  .033     $  .071     $  .007     $  .054
 Operating expenses..............................................................       .015**      .031**      .006**      .036**
                                                                                     -------     -------     -------     -------
 Net investment income...........................................................       .018        .040        .001        .018
 Unit Value at beginning of year.................................................      1.383       1.215       1.234       1.132
 Net realized and change in unrealized gains (losses)............................      (.169)       .128       (.020)       .084
                                                                                     -------     -------     -------     -------
 Unit Value at end of year.......................................................    $ 1.232     $ 1.383     $ 1.215     $ 1.234
                                                                                     =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................    $  (.15)    $   .17     $  (.02)    $   .10
 Ratio of operating expenses to average net assets*..............................       3.00%**     3.00%**     3.00%**     3.00%**
 Ratio of net investment income to average net assets*...........................       3.48%       3.98%       1.02%       1.48%
 Number of units outstanding at end of year (thousands)..........................         --      11,466          --      20,207
 Portfolio turnover rate.........................................................        153%        117%         --         190%

                                                                                    1992        1991        1990+       1989
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .051     $  .052     $  .072     $  .147
 Operating expenses..............................................................     .032**      .031**      .018**      .023
                                                                                   -------     -------     -------     -------
 Net investment income...........................................................     .019        .021        .054        .124
 Unit Value at beginning of year.................................................    1.087        .994       1.036       1.114
 Net realized and change in unrealized gains (losses)............................     .026        .072       (.096)      (.202)
                                                                                   -------     -------     -------     -------
 Unit Value at end of year.......................................................  $ 1.132     $ 1.087     $  .994     $ 1.036
                                                                                   =======     =======     =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .05     $   .09     $  (.04)    $  (.08)
 Ratio of operating expenses to average net assets*..............................     2.99%**     3.00%**     2.58%**     2.02    %
 Ratio of net investment income to average net assets*...........................     1.71%       3.07%       3.88%      11.15  %
 Number of units outstanding at end of year (thousands)..........................   21,868      19,521      14,115         660
 Portfolio turnover rate.........................................................      505%        627%        370%         10  %

                                                                                    1988        1987
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income.........................................................  $  .141     $  .001
 Operating expenses..............................................................     .022        .001
                                                                                   -------     -------
 Net investment income...........................................................     .119        .000
 Unit Value at beginning of year.................................................    1.000       1.000
 Net realized and change in unrealized gains (losses)............................    (.005)         --
                                                                                   -------     -------
 Unit Value at end of year.......................................................  $ 1.114     $ 1.000
                                                                                   =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...........................................  $   .11     $   .00
 Ratio of operating expenses to average net assets*..............................     2.04%       1.78%
 Ratio of net investment income to average net assets*...........................    11.12%       (.95)
 Number of units outstanding at end of year (thousands)..........................      830         625
 Portfolio turnover rate.........................................................       26%          0%


 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TB, or by contractual surrender to the extent allowed under federal tax law.

 + On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TB.

                                   APPENDIX B
--------------------------------------------------------------------------------


CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers and The Separate Accounts
        The Insurance Company
        The Separate Accounts
     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Timed Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts
        Writing Covered Call Options
        Buying Put and Call Options
        Futures Contracts
        Money Market Instruments

     Investment Management and Advisory Services


        Advisory Fees

        TIMCO
        TAMIC

     Valuation of Account Assets

     Net Investment Factor

     Telephone Transfers


     Federal Tax Information

     Performance Data
        Yield Quotations of Account MM
        Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS,
         TSB, TAS, TB and Fund U
     The Board of Managers
     Distribution and Management Services
     Securities Custodian
     Independent Accountants
     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.

     Name:

     Address:

                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-97

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

--------------------------------------------------------------------------------

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY

                  One Tower Square, Hartford, Connecticut 06183
                             Telephone: 860-422-3985


          The group Variable Annuities described in this Prospectus are available only for use in connection with: (1) pension and profit-sharing plans qualified under Section 401(a) or Section 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) annuity purchase plans adopted by public educational organizations and certain tax exempt organizations pursuant to
Section 403(b) of the Code.

          The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks.

          This Prospectus sets forth concisely the information about Account GIS that you should know before investing. Please read it and retain it for future reference. Additional information about Account GIS is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 860-422-3985. The Table of Contents of the SAI appears in the Appendix of this Prospectus.







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . .           iii

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             v

FEE TABLE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           vii

CONDENSED FINANCIAL INFORMATION . . . . . . . . . .  . . . . . . . . . . . . . .           C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT. . . . . . . . . . . . . .             1
    The Insurance Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
    The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) . . . . . . . . . . . . . . . . . . . . . .             1
    Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1
    Fundamental Investment Policies. . . . . . . . . . . . . . . . . . . . . . .             2

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             3
    Deductions from Contributions. . . . . . . . . . . . . . . . . . . . . . . .             3
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . .             4
    Mortality and Expense Risks. . . . . . . . . . . . . . . . . . . . . . . . .             4
    Premium Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5

THE VARIABLE ANNUITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5
    Modification of the Variable Annuity Contract by the Company . . . . . . . .             5
    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Suspension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Suspension of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . .             6

ACCUMULATION PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             6
    Crediting Accumulation Units . . . . . . . . . . . . . . . . . . . . . . . .             6
    Valuation of a Participant's Account . . . . . . . . . . . . . . . . . . . .             7
    Accumulation Unit Value. . . . . . . . . . . . . . . . . . . . . . . . . . .             7
    Net Investment Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . .             7
    Death Benefit during Accumulation Period (Minimum Death Benefit) . . . . . .             7
    Termination (Redemption) . . . . . . . . . . . . . . . . . . . . . . . . . .             8

PAYOUT PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9
    Electing the Annuity Commencement Date and Form of Annuity . . . . . . . . .             9
    Annuity Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9
    Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            10
    Determination of First Annuity  Payment. . . . . . . . . . . . . . . . . . .            11
    Determination of Second and Subsequent Annuity Payments. . . . . . . . . . .            11

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .            11
    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            11
    Section 403(b) Plans and Arrangements  . . . . . . . . . . . . . . . . . . .            11
    Qualified Pension and Profit-Sharing Plans . . . . . . . . . . . . . . . . .            12
    The Employee Retirement Income Security Act of 1974  . . . . . . . . . . . .            12
    Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . . .            13
    Tax Advice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14

VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . . . . . .            15

STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15

LEGAL PROCEEDINGS AND OPINIONS . . . . . . . . . . . . . . . . . . . . . . . . .            16

APPENDIX - Contents of the Statement of Additional Information . . . . . . . . .            17

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCUMULATION UNIT: the basic measure used to determine the value of a Variable Annuity before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

CONTRIBUTIONS: amounts paid to the Company by or on behalf of a Participant pursuant to the Plan.

FIXED DOLLAR ANNUITY: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with investment experience.

MINIMUM DEATH BENEFIT: the minimum amount payable on the death of a Participant before Annuity Payments have begun.

NET CONTRIBUTIONS: the amount applied to the purchase of Accumulation Units, which is equal to the contributions less deductions for sales and administrative expenses, minimum death benefits and applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

PARTICIPANT: a person having an interest in The Travelers Growth and Income Stock Account for Variable Annuities by reason of contributions made by him or on his behalf, but who has not begun to receive Annuity Payments.

PLAN: a retirement plan under which the Variable Annuity contract has been issued.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

SURRENDER VALUE: the amount payable to a Participant upon the termination, other than by death, of his participation in the Plan.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                     SUMMARY

INTRODUCTION

          The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is registered with the SEC as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The basic investment objective of Account GIS is the selection of investments with a concern primarily for long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will be invested in a portfolio of equity securities, mainly stocks. (See "Investment Objectives," page 1.)

RISK FACTORS

          While the Company is obligated to make Annuity Payments under the contract regardless of longevity, the amount of these payments is not assured. The Annuity Payments will reflect the performance of Account GIS over the life of the Participant, both prior to the commencement of Annuity Payments and while Annuity Payments are being made. The value of the investments held in Account GIS fluctuates and is subject to risks of changing economic conditions as well as to the risks inherent in management's ability to anticipate changes in investments necessary to meet changes in economic conditions. There is no assurance that the value of a Participant's account during the years prior to the commencement of Annuity Payments or the aggregate amount of the Annuity Payments received by him will equal or exceed the Contributions made by or on behalf of such Participant.

INVESTMENT ADVISORY SERVICES

          The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS according to the terms of a written agreement. (See "Management," page 3.) TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. (See "Investment Advisory Fees," page 4.) The contracts will be sold by life insurance sales representatives of the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts," page 16.)

CHARGES AND DEDUCTIONS

          Deductions totaling 4% of the Contributions received (4.17% of the amount invested) are made from each Contribution for sales expenses (3.25%) and minimum death benefits (0.75%). The deduction for sales expenses may, however, be decreased by the application of experience rating credits in the discretion of the Company; no such credits have been applied to date with respect to the Variable Annuity contracts described herein. (See "Deductions from Contributions," page 3.)

          A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Mortality and Expense Risks," page 4.)

          Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax," page 5.)

CONTRIBUTIONS

          Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

WITHDRAWALS

          A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. (See "Termination (Redemption)," page 8.) For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Section 403(b) Plans and Arrangements," page 12.)

ANNUITY PAYMENTS

          At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options," page 9.)

DEATH BENEFIT

          In the event of a Participant's death prior to the Annuity Commencement Date, a minimum death benefit may be provided. (See "Death Benefit During Accumulation Period (Minimum Death Benefit)," page 7.)

                                    FEE TABLE

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES


CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases (as a percentage of contributions). . . . . . . . . . .         3.25%

     Charge for Minimum Death Benefit Guarantee (as a percentage of contributions) . . . . .         0.75%

ANNUAL EXPENSES (as a percentage of average net assets)

     Mortality and Expense Risk Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.00%

     Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.45%

    TOTAL ANNUAL EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.45%


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                          1 year                $ 54
                          3 years               $ 84
                          5 years               $116
                          10 years              $207

          The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers of these expenses, see "Charges and Deductions," page 3. Expenses shown do not include premium taxes, which may be applicable.

                         CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are also contained in the SAI.
Refer to the cover of the Prospectus for information on obtaining a free copy of the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                                1996          1995        1994         1993        1992
                                                                      ----          ----        ----         ----        ----
  Total investment income . . . . . . . . . . . . . . . .          $  .212       $  .205     $  .189      $  .184     $  .188
  Operating expenses. . . . . . . . . . . . . . . . . . .             .175          .140        .115         .106        .098
                                                                   -------       -------     -------      -------     -------
  Net investment income . . . . . . . . . . . . . . . . .             .037          .065        .074         .078        .090
  Unit Value at beginning of year . . . . . . . . . . . .            9.369         6.917       7.007        6.507       6.447
  Net realized and change in unrealized gains (losses). .            1.965         2.387       (.164)        .422       (.030)
                                                                   -------       -------     -------      -------     -------
  Unit Value at end of year . . . . . . . . . . . . . . .          $11.371       $ 9.369     $ 6.917      $ 7.007     $ 6.507
                                                                   =======       =======     =======      =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .          $  2.00          2.45        (.09)         .50         .06
  Ratio of operating expenses to average net assets . . .             1.70%         1.70%       1.65%        1.57%       1.58%
  Ratio of net investment income to average net assets. .              .36%          .79%       1.05%        1.15%       1.43%
  Number of units outstanding at end of year (thousands)            27,578        26,688      26,692       28,497      29,661
  Portfolio turnover rate . . . . . . . . . . . . . . . .               85%           96%        103%          81%        189%
  Average Commission Rate Paid* . . . . . . . . . . . . .          $  0.47         ---           --           --          --


CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                1996          1995        1994         1993        1992
                                                                      ----          ----        ----         ----        ----
  Total investment income . . . . . . . . . . . . . . . .          $  2.16          .208     $  .192      $  .189     $  .192
  Operating expenses. . . . . . . . . . . . . . . . . . .             .154          .123        .100         .092        .085
                                                                   -------       -------     -------      -------     -------
  Net investment income . . . . . . . . . . . . . . . . .             .062          .085        .092         .097        .107
  Unit Value at beginning of year . . . . . . . . . . . .            9.668         7.120       7.194        6.664       6.587
  Net realized and change in unrealized gains (losses). .            2.033         2.463       (.166)        .433       (.030)
                                                                   -------       -------     -------      -------     -------
  Unit Value at end of year . . . . . . . . . . . . . . .          $11,763       $ 9.668     $ 7.120      $ 7.194     $ 6.664
                                                                   =======       =======     =======      =======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .          $  2.10         2.55         (.07)         .53         .08
  Ratio of operating expenses to average net assets . . .             1.45%        1.45%        1.41%        1.33%       1.33%
  Ratio of net investment income to average net assets. .              .60%        1.02%        1.30%        1.40%       1.67%
  Number of units outstanding at end of year (thousands).           16,554       17,896       19,557       21,841      22,516
  Portfolio turnover rate . . . . . . . . . . . . . . . .               85%          96%         103%          81%        189%
  Average Commission Rate Paid* . . . . . . . . . . . . .             .047         --            --           --          --


SELECTED PER UNIT DATA                                               1991        1990         1989        1988         1987
                                                                  -------     -------      -------     -------      -------
  Total investment income . . . . . . . . . . . . . . . .         $  .198     $  .192      $  .191     $  .168      $  .132
  Operating expenses. . . . . . . . . . . . . . . . . . .            .091        .079         .095        .071         .066
                                                                  -------     -------      -------     -------      -------
  Net investment income . . . . . . . . . . . . . . . . .            .107        .113         .096        .097         .066
  Unit Value at beginning of year . . . . . . . . . . . .           5.048       5.295        4.191       3.601        3.737
  Net realized and change in unrealized gains (losses). .           1.292       (.360)       1.008        .493        (.202)
                                                                  -------     -------      -------     -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . .         $ 6.447     $ 5.048      $ 5.295     $ 4.191      $ 3.601
                                                                  =======     =======      =======     =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .            1.40        (.25)        1.10         .59         (.14)
  Ratio of operating expenses to average net assets . . .            1.58%       1.57%        1.58%       1.58%        1.58%
  Ratio of net investment income to average net assets. .            1.86%       2.25%        2.33%       2.60%        1.49%
  Number of units outstanding at end of year (thousands)           26,235      19,634       15,707      12,173       11,367
  Portfolio turnover rate . . . . . . . . . . . . . . . .             319%         54%          27%         38%          51%
  Average Commission Rate Paid* . . . . . . . . . . . . .            --           --           --          --           ---

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                               1991        1990         1989        1988         1987
                                                                  -------     -------      -------     -------      -------
  Total investment income . . . . . . . . . . . . . . . .         $  .201     $  .199      $  .191     $  .168      $  .132
  Operating expenses. . . . . . . . . . . . . . . . . . .            .077        .069         .066        .053         .059
                                                                  -------     -------      -------     -------      -------
  Net investment income . . . . . . . . . . . . . . . . .            .124        .130         .125        .115         .073
  Unit Value at beginning of year . . . . . . . . . . . .           5.145       5.383        4.250       3.642        3.771
  Net realized and change in unrealized gains (losses). .           1.318       (.368)       1.008        .493        (.202)
                                                                  -------     -------      -------     -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . .         $ 6.587     $ 5.145      $ 5.383     $ 4.250      $ 3.642
                                                                  =======     =======      =======     =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .            1.44        (.24)        1.13         .61         (.13)
  Ratio of operating expenses to average net assets . . .            1.33%       1.33%        1.33%       1.33%        1.33%
  Ratio of net investment income to average net assets. .            2.11%       2.50%        2.56%       2.85%        1.72%
  Number of units outstanding at end of year (thousands).          24,868      28,053       31,326      35,633       41,859
  Portfolio turnover rate . . . . . . . . . . . . . . . .             319%         54%          27%         38%          51%
  Average Commission Rate Paid* . . . . . . . . . . . . .            --           --           --          --           ---

* The Average Commission Rate Paid is required for f unds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier c ompliance is allowed.

             DESCRIPTION OF THE TRA VELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

          The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engag ed in the insurance business since that time. It is licensed to conduct l ife insurance business in all states of the United States, the District of Co lumbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahama s. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

          Account GIS, the Separate Account available under the Variable Annuity contract described in this Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Account GIS ar e subject to the provisions of Section 38a-433 of the Connecticut General Statut es which authorizes the Connecticut Insurance Commissioner to adopt regu lations under it. The Section contains no restrictions on investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

          Account GIS was established on September 22, 1967. Al though an integral part of the Company, Account GIS is registered with th e SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with its stated investment policy. The fundamental investment policies of Account GIS are described in this Prospectus. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.

GENERAL

          Under Connecticut law, the assets of the Separate Account will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity Contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Account. The assets in the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

          The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

          Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

          All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

          Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

          Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

          The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short- term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

          It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

          The fundamental investment policies of Account GIS permit it to:

          1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

          2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

          3. purchase interests in real estate represented by securities for which there is an established market;

          4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

          5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

          6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

          7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                                   MANAGEMENT

          The investments and administration of Account GIS are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS. Additionally, the Board of Managers annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of Account GIS.

          TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by the Company and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.


                             CHARGES AND DEDUCTIONS

          Charges under the Contract described in this Prospectus are assessed in two ways: (1) as deductions from Contributions for sales and administrative expenses, minimum death benefits and applicable premium taxes; and (2) as charges to Account GIS for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM CONTRIBUTIONS

          CASH PURCHASE. A deduction of 4% (4.17% of the amount invested) will be made from each Contribution when received, of which 3.25% will be for sales expenses and .75% will be for the minimum death benefit, in the event of a Participant's death prior to retirement. There is no charge for administrative expenses. (See "Death Benefit during Accumulation Period (Minimum Death Benefit)," page 7.) The Company agrees that the deduction of 4% will not be increased with respect to Contributions made on behalf of a Participant in any year not in excess of double the Contribution in the first year of participation, although they may be increased on Contributions in excess of such amount. The deduction for sales expenses may, however, be decreased by the application of experience rating credits. Total deductions on Contributions received after June 30, 1977, for contracts issued prior to July 1, 1977, are reduced from 6% to 4%.

          PROCEEDS FROM CERTAIN INSURANCE CONTRACTS. A total deduction of 3% (3.09% of the amount invested) (consisting of 1% for sales expenses, 1.25% for administrative expenses and 0.75% for the minimum death benefit) is applicable to Contributions made under group Variable Annuity contracts where such Contributions were derived from (i) surrender or conversion of contracts with the Company or any of its insurance affiliates which, immediately prior to such surrender or conversion, were held by the Contract Owner or beneficiary under a retirement program qualified under Sections 401, 403(a), 403(b) or other provisions of the Code allowing similar tax treatment or the proceeds of these contracts are otherwise eligible, or (ii) amounts payable by the Company or any of its insurance affiliates as lump sum cash distributions under insurance contracts (but does not include loan proceeds).

          Administrative expenses include, but are not limited to, payment of expenses for salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery, auditing fees and expenses, and fees and expenses of the Board of Managers of Account GIS. The charge for administrative expenses is designed only to reimburse the Company for its actual administrative expenses, and the Company does not expect to recover from the charge or any modification thereof any amount above its accumulated expenses in administering these contracts. (See "Distribution of Variable Annuity Contracts," page 16.)

          GROUP EXPERIENCE RATING IN THE DISCRETION OF THE COMPANY. The Variable Annuity contracts are nonparticipating and do not share in the surplus of the Company; however, each Variable Annuity contract provides for experience rating. The experience credit will be determined annually upon every contract anniversary on the basis of actual costs compared with the amounts deducted for sales and administrative expenses. If such costs exceed the amount deducted, no additional deduction will be made from the Participant's individual account. If, however, the amount deducted for such expenses exceeds actual costs, the Company, in its sole discretion, may allocate all, a portion or none of such excess as an experience rating credit. Application of the credit due each Participant will be made within the contract year immediately following the period with respect to which the credit was declared in one of two ways, as determined by the Company: (a) by a reduction in the amount deducted from subsequent Contributions for sales and administrative expenses; or (b) by the crediting of a number of additional accumulation units or annuity units, as applicable, equal in value to the amount of the credit due less any applicable premium taxes. Credits due to Participants will be applied without deduction of any amounts for sales or administrative expenses. No such credits have been applied to date.

INVESTMENT ADVISORY FEES

          TIMCO receives on an annual basis 0.45% of the current value of the assets of Account GIS for furnishing investment management and advisory services to Account GIS according to the terms of a written agreement.

MORTALITY AND EXPENSE RISKS

          While Annuity Payments will reflect the investment performance of Account GIS, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

          The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

          The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation under the contract to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This assures an Annuitant that neither longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments received under the contract and relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

          For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of Account GIS, consisting of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

PREMIUM TAX

          Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a liability under state law.


                              THE VARIABLE ANNUITY

          The group Variable Annuity contract described in this Prospectus is only for use in connection with (1) plans qualified under Section 401(a) or 403(a) of the Code (corporate pension and profit-sharing), and (2) annuity purchase plans adopted by public educational organizations and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The Variable Annuity contract is a master group contract issued to the Owner and which covers all Participants, each of whom receives a certificate which summarizes the provisions of the master group contract and evidences participation in the plan adopted by the particular Owner. Some rights or benefits (except for the Owner's or Participant's right to redeem, as applicable) under the contract may be restricted by the plan under which the contract is issued. The Owner is responsible for providing all interpretations of plan provisions that may be applicable, and the Company will accept any direction of the Owner in this regard. Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

MODIFICATION OF THE VARIABLE ANNUITY CONTRACTS BY THE COMPANY

          The Variable Annuity contract provides that it cannot be modified by the Company (except with approval of the Owner) until it has been in force for at least three years. After the first three contract years, the Company may modify any provisions of the master group contract without the approval of Participants. However, no modifications can affect Annuitants in any manner without their written consent, unless such modification is deemed by the Owner to be necessary to give the Owner or Annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

          Moreover, with respect to annuity purchase rates, minimum death benefits, charges to Account GIS, and deductions from Contributions for sales and administrative expenses and minimum death benefits, the provisions which are in effect at the time of a Participant's entry into the plan will continue to be applicable to all Contributions made by him or on his behalf in any year, provided such Contributions do not exceed two times the first annual Contribution made by him or on his behalf. Any Contribution made by or on behalf of a Participant in any one year which exceeds two times the first annual Contribution will be subject to the benefits and deductions discussed above which are applicable to new entrants into the plan in the year such amount is first contributed, as long as such amount is continuously contributed (i.e., contributed in each and every year thereafter).

ASSIGNMENT

          Assignment by a Participant of his interest in his individual account under a Variable Annuity contract is prohibited. This prohibition is necessary in order for the plan under which the contract is sold to qualify for favorable tax treatment afforded to H.R.10, corporate pension and profit-sharing and
Section 403(b) plans. (See "Federal Tax Considerations," page 12.)

SUSPENSION

          Any Variable Annuity contract may be suspended at the option of the Company if the Owner has failed to remit to the Company the Contributions specified in the plan, or if the Company has given written notice to the Owner of suspension because the number of Participants covered by the group Variable Annuity contract has become less than the minimum established in the contract. The Variable Annuity contract shall also be suspended upon 90 days' written notice by the Owner to the Company. Upon any such suspension, no further Contributions will be accepted by the Company, and each Participant may leave his individual account in force under the Variable Annuity contract or exercise any other options which are available under the plan. (See "Termination (Redemption)," page 8.)

SUSPENSION OF PAYMENTS

          If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

          As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in the Separate Account the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

          The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding," page 13.)


                             ACCUMULATION PROVISIONS

CREDITING ACCUMULATION UNITS

          During the accumulation period--the period before the commencement of Annuity Payments--the Company deducts from Contributions a total of 4% (plus any applicable premium taxes). (See "Deductions from Contributions," page 3.) The balance of the Contribution is credited to the Participant's account in the form of Accumulation Units at the value next calculated after the Contribution is received. The number of Accumulation Units credited to an account is determined by dividing the amount credited to the account by the current value of an Accumulation Unit.

          The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary depending upon the investment experience of Account GIS.

VALUATION OF A PARTICIPANT'S ACCOUNT

          The value of a Participant's account at any time prior to the commencement of Annuity Payments can be determined by multiplying the total number of Accumulation Units credited to his account by the current Accumulation Unit value. The Participant bears the investment risk. Market values may decline, and there is no assurance that the value of a Participant's account will equal or exceed the Contributions made on his behalf. Each Participant will be advised periodically of the number of Accumulation Units credited to his account, the current Accumulation Unit Value, and the total value of his account. A Participant may, at any time, obtain from the Company the latest computed value of an Accumulation Unit.

ACCUMULATION UNIT VALUE

          The dollar value of an Accumulation Unit was initially established at $1. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value of an Accumulation Unit on the immediately preceding Valuation Date by the net investment factor (described below) for the Valuation Period just ended. The value of an Accumulation Unit on a day other than a Valuation Date is equal to its value on the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT FACTOR

          At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of Account GIS for the Valuation Period. Such rate is equal to (a) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, less a deduction for any applicable taxes arising from the income and realized or unrealized capital gains attributable to Account GIS, divided by (b) the net asset value of Account GIS at the beginning of the Valuation Period. At the present time, no federal taxes are deducted from Account GIS. (See "Federal Tax Considerations," page 11.) The gross investment rate may be positive or negative.

          The net investment rate for the Valuation Period is then determined by deducting from the gross investment rate a charge of .0000398% (1.452% on an annual basis) for each day of the Valuation Period. This deduction is made by the Company for investment advisory services and for mortality and expense risks assumed. The net investment factor for the Valuation Period is then calculated as 1.000000 plus the net investment rate for the period.

          Since the net investment rate may be negative if the combined capital losses and specified deductions for taxes and charges exceed the investment income and capital gains, the net investment factor may be less than 1.000000, and the value of an Accumulation Unit on any Valuation Date may be less than the value on the previous Valuation Date.

DEATH BENEFIT DURING ACCUMULATION PERIOD (MINIMUM DEATH BENEFIT)

          The Variable Annuity contract provides that, in the event of a Participant's death prior to the Annuity Commencement Date, unless otherwise provided in the plan, the beneficiary will receive the accumulated value of the Participant's individual account determined as of the next Valuation Date after due proof of death is received by the Company. Further, if such death occurs before the Annuity Commencement Date and before the Participant's 65th birthday, unless otherwise provided in the plan, the beneficiary will receive 100% of all Contributions made on behalf of the Participant or the value of his individual account, whichever is greater, less the amount of any partial surrenders, and less any applicable premium taxes not previously deducted. For a Participant who enters the plan after his 65th birthday, the deduction for the minimum death benefit will not be made. The death benefit will be payable within seven days of receipt of such due proof of death and may be taken in one sum or in accordance with the settlement options in the Company individual variable annuities then being issued, if any, as are available under the Plan. (For benefits after the commencement of Annuity Payments, see "Annuity Options," page 9.)

TERMINATION (REDEMPTION)

          The Participant or the Owner, as provided by the Plan, may surrender (redeem), in whole or in part, the Participant's account for its net asset value prior to the Annuity Commencement Date. (For federal income tax consequences of a surrender for cash, see "Federal Tax Considerations," page 11.) Once Annuity Payments have commenced, the Annuitant cannot surrender his annuity benefit and receive a cash settlement in lieu thereof. The amounts received by a Participant, either as a cash settlement or as Annuity Payments, may be more or less than the original cost (the Contributions made on his behalf) depending on the value of his account at the time of payment.

          No benefits attributable to Contributions received for Participants under contracts issued in conjunction with the Texas Optional Retirement Program are payable unless the Participant dies, accepts retirement or terminates employment in the Texas public institution of higher education as provided in the Texas Optional Retirement Program.

          For Participants in Section 403(b) tax deferred annuity plans, a cash surrender may not be made from certain salary reduction amounts prior to age 59 1/2, separation from service, death, disability or hardship. (See "Section 403(b) Plans and Arrangements," page 11.)

          Surrender is effected by sending a written request for surrender in the proper form (including the appropriate countersignature of an agent of the Company) to the Company's Home Office. When the request is for a full surrender, the request is to be accompanied by the Certificate of Participation. The cash surrender value shall be computed as of the close of business of the New York Stock Exchange next occurring after receipt of the written request in the mail at the Company's Home Office, and shall be reduced by any applicable premium taxes not previously deducted, if due as a result of the surrender. Payment of the surrender value will be made within seven days after the surrender date.

          In addition to the individual's right to surrender his account and receive the value thereof in cash, elective options may also be available upon the termination of Contributions made by or on behalf of a Participant. For example, the Participant may have one or more of the following options:

          (a) If the Participant is at least 50 years of age, he may elect to have his individual account applied to provide fixed or variable Annuity Payments or a combination thereof commencing immediately under the selected Annuity Option. (See "Annuity Options," page 9.)

          (b) A Participant may elect to leave his individual account in force under the group contract, and the account will continue to participate in the investment results of Account GIS. When the originally selected Annuity Commencement Date arrives, the Participant will begin to receive Annuity Payments under the selected option. (See "Annuity Options," page 9.) At any time prior to the commencement of Annuity Payments, a Participant may surrender his individual account for cash.

          (c) If the Participant becomes an employee of another employer which has a similar Variable Annuity contract in force with the Company, he may elect to transfer his individual account to the other contract.

          Normally, option (b) will automatically apply unless a written election is filed with the Company, and one of the other options may subsequently be selected by the Participant.

                                PAYOUT PROVISIONS

GENERAL

          Annuity Payments are determined on the basis of (a) the mortality table specified in the Variable Annuity contract, which reflects the age of the Annuitant, (b) the type of Annuity Payment option selected, and (c) the investment performance of Account GIS. The amount of the Annuity Payments will not be affected by adverse mortality experience or by an increase in the expenses of the Company, in excess of the expense deductions provided for in the contract. The Annuitant will receive the value of a fixed number of Annuity Units each month. The value of such units and thus the amount of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income occurring both before and after the commencement of Annuity Payments, and thus the payments will vary with the investment experience of the assets of Account GIS.

ELECTING THE ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY

          Annuity Payments will ordinarily begin on the Annuity Commencement Date stated in the contract. However, a later Annuity Commencement Date may be elected. The Annuity Commencement Date must be before the Annuitant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires the Annuitant to commence certain minimum distribution payments from pension, profit-sharing and Section 403(b) plans after age 70 1/2. The Participant also selects, in accordance with the plan, an Annuity Option. Subsequent changes in the Annuity Option selected can be made up to 30 days prior to the Annuity Commencement Date. The contract provides four optional annuity forms, described below, each of which may be selected on either a fixed dollar annuity or variable annuity basis, or a combination thereof. Those sums applied in a way which provides fixed dollar annuity benefits will be allocated to a general account and will not be affected by the investment performance of the assets of Account GIS. Because of certain Code requirements with respect to minimum and maximum retirement ages and the rate of payment of benefits, a plan may specify a minimum and maximum age at which Annuity Payments may commence and may limit either the number of certain monthly payments which may be elected or the election of a joint and last survivor annuity where the contingent Annuitant is other than a spouse. In such instance, the accumulated amount in Account GIS will be applied to provide variable Annuity Payments under such option, and any amount accumulated for a fixed dollar annuity will be applied to provide fixed Annuity Payments under such option. The minimum first monthly Annuity Payment (on a fixed or variable basis) is $20. If at any time the Annuity Payments are or become less than $20, the Company has the right to change the frequency of payment to intervals that will result in payments of at least $20.

          Once Annuity Payments have commenced, the account cannot be surrendered for cash during the lifetime of the Annuitant. The rights of the beneficiary, if any, are as stated in the various options below. The amount received as Annuity Payments may be more or less than the original cost (the Contributions).

ANNUITY OPTIONS

          AUTOMATIC OPTION--If the contract was issued in connection with (1) an annuity purchase plan adopted by a 501(c)(3) organization in accordance with
Section 403(b), or (2) a plan qualified under Sections 401(a) or 403(a), and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living and has a spouse, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant in accordance with Option 2 with 120 monthly payments assured.

          If the contract was issued in connection with an annuity purchase plan adopted by a public educational organization in accordance with Section 403(b) and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died prior to the due date of the second Annuity Payment, two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, Annuity Payments will be continued during the remainder of such period to the beneficiary designated by the Owner. If the beneficiary so elects or should die while receiving Annuity Payments, the present value of the remaining Annuity Payments shall be paid in one sum to the beneficiary or his estate, as the case may be.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant, provided that the beneficiary will then receive an additional payment of the current dollar value of the number of Annuity Units (described below) equal to (a) minus (b) (if such difference is positive) where (a) is the total amount applied under the option at the Annuity Commencement Date divided by the Annuity Unit Value for the Annuity Commencement Date, and (b) is the number of Annuity Units represented by each monthly Annuity Payment made times the number of monthly Annuity Payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY: The Company will make monthly Annuity Payments during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

ANNUITY UNIT VALUE

          The value of an Annuity Unit was initially established at $1. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and the mailing of checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

          Specifically, the value of an Annuity Unit on a Valuation Date is equal to the value for an Annuity Unit on the preceding Valuation Date multiplied by (a) and divided by (b), where (a) is the net investment factor for the Valuation Period ending 14 days prior and (b) is the assumed net investment factor for that Valuation Period based on a 3.5% annual assumed rate. The assumed net investment factor for a Valuation Period of one day is 1.0000942, and for a Valuation Period of two days is 1.0000942 x 1.0000942.

          The value of an Annuity Unit on a day other than a Valuation Date is equal to its value on the next following Valuation Date.

DETERMINATION OF FIRST ANNUITY PAYMENT

          When Annuity Payments commence, the value of the contract is equal to the product of the Accumulation Unit Value on the Valuation Date approximately two weeks prior to the Annuity Commencement Date and the number of Accumulation Units credited to the contract as of the Annuity Commencement Date, less any applicable premium taxes not previously deducted. (See "Premium Tax," page 5.)

          The contract contains tables indicating the dollar amount of the first monthly payment under each form of Variable Annuity for each $1,000 of value of the contract. The amount of the first monthly payment depends on the form of annuity and adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate such as 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of value of the contract.

          If a greater first monthly payment would result, the Company will compute the first monthly payment on the same mortality basis as used in determining such payments under Variable Annuity contracts then being issued by the Company for a similar class of Annuitants.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

          The dollar amount of the first monthly Annuity Payment, determined as described above, is translated into Annuity Units by dividing that amount by the value of an Annuity Unit for the due date of the first Annuity Payment. This number of Annuity Units remains fixed during the annuity period, and in each subsequent month the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then current value of an Annuity Unit.

          The interest rate assumed in the mortality tables would produce a level Annuity Unit value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate and there can be no assurance that the net investment rate will be as high as the assumed rate. A higher interest rate assumption would mean a higher initial payment, but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

          The Company is taxed as a life insurance company under Subchapter L of the Code. The operations of Account GIS form a part of the Company's total operation and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

SECTION 403(b) PLANS AND ARRANGEMENTS

          Purchase payments for tax deferred annuity contracts may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501(c)(3) of the Code. Within statutory limits, these payments are not currently includable in the gross income of the participants. Increases in the value of the contract attributable to these purchase payments are similarly not subject to current taxation. The income in the contract is taxable as ordinary income whenever distributed.

          An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions.

          Amounts attributable to salary reductions and income thereon may not be withdrawn prior to attaining the age of 59 1/2, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

          Distribution must begin by April 1st of the calendar year following the calendar year in which the Participant attains the age of 70 1/2. Certain other mandatory distribution rules apply at the death of the Participant. Eligible rollover distributions, including most partial or full redemptions or "term-for-years" distributions of less than ten years, are eligible for direct rollover to another 403(b) contract or to an Individual Retirement Arrangement
(IRA) without federal income tax withholding.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

          Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, purchase payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

          Distributions in the form of Annuity or Income Payments are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than ten years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

          An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

          Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the contract if the Owner of a Section 403(b) plan contract or certain other tax-benefited contracts requests that the contract be issued to conform to ERISA or if the Company has notice that the contract was issued pursuant to a plan that is subject to ERISA.

          ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a beneficiary other than the Participant's spouse be invalid unless the Participant has filed a Qualified Election.

          A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the Participant's certification that there is no spouse or that the spouse cannot be located.

          The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law.

          Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING

          The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

              There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

          (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

          (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

          (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

              A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.        OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

              To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

              The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1994, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $14,850 or less per year, will generally be exempt from the withholding requirements.

          Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

          Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

          Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                                  VOTING RIGHTS

          Owners of the Variable Annuity contracts participating in Account GIS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent public accountant for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

          The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days written notice of the meeting will be given.

          The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Account GIS is also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

          During the accumulation period, a Participant covered by a contract issued in connection with an H.R.10 plan will have the right to instruct the Owner with respect to all votes attributable to such Participant's individual account. A Participant under a Section 403(b) plan will be deemed the Owner of the contract for the purpose of exercising voting rights attributable to Contributions made on behalf of such Participant. A Participant covered by a contract issued in connection with a corporate pension and profit-sharing plan will have the right to instruct the Owner with respect to votes attributable to Contributions made by the Participant and with respect to any additional votes which are authorized by the terms of the Plan, if any; other votes under such contracts may be cast by the Owner in its sole discretion. During the annuity period, every Participant will have the right to instruct the Owner with respect to all votes attributable to the amount of assets established in Account GIS to meet the annuity obligations related to such Participant. Each Participant having the right to instruct an Owner with respect to any votes shall receive a statement of the number of votes, including fractional votes, attributable to him and stating his rights to instruct the Owner how such votes shall be cast. The Company will provide proxy materials to the Owner for distribution to Participants or will mail such materials directly to the Participants, if requested by the Owner.

          Each Owner will cast the votes for which instructions from Participants have been received in accordance with such instructions; and votes for which Participants were entitled to instruct the Owner but for which the Owner has received no instructions shall be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

          Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

          The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico and the Bahamas. The contracts will be sold by agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. Tower Square is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreement to which Account GIS, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

          Agents will be compensated for sales of the Contracts on a commission and service basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

          Commissions paid to broker-dealers obtaining applications for contracts accepted by the Company bear a reasonable relationship to, and in the aggregate are less than, the deduction for sales expense. Although commissions on payments made during the first year of the contract may exceed the deduction for sales expenses, the charge to the Owner is not increased.


                                STATE REGULATION

          The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

          In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

          There are no pending material legal proceedings affecting the Separate Account.

          Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Life and Annuities Division of the Company.

                                    APPENDIX

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

       This SAI contains more specific information and financial statements relating to the Separate Account and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:


       Description of The Travelers and the Separate Account

          The Insurance Company

          The Separate Account

       Investment Objective and Policies

       The Travelers Growth and Income Stock Account for Variable Annuities

       Description of Certain Types of Investments and Investment Techniques
        Available to the Separate Account

          Writing Covered Call Options

          Buying Put And Call Options

          Futures Contracts

          Money Market Instruments

       Investment Management and Advisory Services

          Advisory Fees

          TIMCO

       Valuation of Assets

       Management

       The Board of Managers

       Distribution and Management Services

       Securities Custodian

       Independent Accountants

       Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1997 (Form No. L-11161S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager

Name:
     --------------------------------------------------------
Address:
        -----------------------------------------------------

        -----------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                        Group Variable Annuity Contracts

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                        Pension and Profit-Sharing Plans
                              Section 403(b) Plans




L-11161                                                   TIC Ed. 5-97
                                                          Printed in U.S.A.

        ----------------------------------------------------------------

        TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

        ----------------------------------------------------------------


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   issued by

                        THE TRAVELERS INSURANCE COMPANY

                 One Tower Square, Hartford, Connecticut 06183
                            Telephone: 860-422-3985



                 The group Variable Annuities described in this Prospectus are available only for use in connection with pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic purpose of the Variable Annuity contract is to provide lifetime Annuity Payments which will vary with the investment performance of one or more Separate Accounts.

                 The Separate Accounts available for funding the Variable Annuities described in this Prospectus have different investment objectives. The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market obligations and in publicly traded debt securities.

                 This Prospectus sets forth concisely the information about Account GIS and Account QB (the "Separate Accounts") that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 800-422-3985. The Table of Contents of the SAI appears in Appendix A of this Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    iii

SUMMARY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      v

FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     vi
CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .    C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS  . . . . . . . . . . . . .      1

    The Insurance Company   . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
    The Separate Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

INVESTMENT ALTERNATIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS)  . . . . . . . . . . . . . . . . . . . . . .      1

    Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
    Fundamental Investment Policies   . . . . . . . . . . . . . . . . . . . . . .      2

THE TRAVELERS QUALITY BOND ACCOUNT FOR
VARIABLE ANNUITIES (ACCOUNT QB) . . . . . . . . . . . . . . . . . . . . . . . . .      3

    Investment Objective    . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
    Fundamental Investment Policies   . . . . . . . . . . . . . . . . . . . . . .      4

VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

    Deductions from Purchase Payments   . . . . . . . . . . . . . . . . . . . . .      6
    Premium Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Annual Contract Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .      7
    Mortality and Expense Risks   . . . . . . . . . . . . . . . . . . . . . . . .      7
    Change of Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

THE VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

    General Benefit Description   . . . . . . . . . . . . . . . . . . . . . . . .      8
    Termination by the Company and Termination Amount   . . . . . . . . . . . . .      8
    Benefit in the Event of Termination of a Participant, the Plan or the
     Contract  . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . .      8
    Suspension of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Required Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Federal and State Income Tax Withholding  . . . . . . . . . . . . . . . . . .      9

ACCUMULATION PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Application of Purchase Payments  . . . . . . . . . . . . . . . . . . . . . .      9
    Number of Accumulation Units  . . . . . . . . . . . . . . . . . . . . . . . .     10
    Accumulation Unit Value   . . . . . . . . . . . . . . . . . . . . . . . . . .     10
    Net Investment Rate and Net Investment Factor   . . . . . . . . . . . . . . .     10
    Cash Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
    Cash Surrender (Redemption) or Withdrawal Value   . . . . . . . . . . . . . .     10
    Surrender Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

    Reinvestment Privilege    . . . . . . . . . . . . . . . . . . . . . . . . . .     11
    Transfer Between Separate Accounts    . . . . . . . . . . . . . . . . . . . .     11
    Distribution from One Account to Another Account    . . . . . . . . . . . . .     11

PAYOUT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12

    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Separate Account Allocation   . . . . . . . . . . . . . . . . . . . . . . . .     12
    Determination of First Payment  . . . . . . . . . . . . . . . . . . . . . . .     12
    Annuity Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Number of Annuity Units   . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Determination of Second and Subsequent Payments   . . . . . . . . . . . . . .     13
    Annuity Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
    Income Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
    Election of Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

FEDERAL TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

    General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    Qualified Pension and Profit-Sharing Plans  . . . . . . . . . . . . . . . . .     15
    Federal Income Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . .     15
    Tax Advice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS  . . . . . . . . . . . . . . . . . . .     16

STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

LEGAL PROCEEDINGS AND OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . . .     17

APPENDIX A - Contents of the Statement of Additional Information  . . . . . . . .     18


                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: the basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments of a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE: the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

INDIVIDUAL ACCOUNT: Accumulation Units credited to a Participant or beneficiary.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

NET PURCHASE PAYMENT (NET PREMIUM PAYMENT): the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less deductions for sales expenses, any applicable annual contract charge and any applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

OWNER'S ACCOUNT: Accumulation Units credited to the Owner.

PARTICIPANT: an eligible person who participates in the plan.

PARTICIPANT'S INTEREST: the Cash Value to which the Participant is entitled under the Plan.

PLAN: the plan under which the contract is issued.

PURCHASE PAYMENT (PREMIUM PAYMENT): a gross amount paid to the Company under the contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of the Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.


                                    SUMMARY

INTRODUCTION
         There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein. The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) and The Travelers Quality Bond Account for Variable Annuities (Account QB) are registered with the SEC as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

         The basic investment objectives of the Separate Accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Separate Accounts will be achieved.

RISK FACTORS
         The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investors' confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to apply principal and interest.



INVESTMENT ADVISORY SERVICES

         The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS according to the terms of a written agreement. TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB according to the terms of a written agreement. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB.

CHARGES AND DEDUCTIONS
         A sales charge equal to 2% (2.04% of the amount invested) of the gross Premium Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% of any applicable annual contract charge. (See "Deductions from Purchase Payments" and "Annual Contract Charge.")

         There is a $50 annual contract charge assessed against each group contract. (See "Annual Contract Charge.")

         A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Charges and Deductions.")

         A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. There is a surrender charge of 2% of any Cash Value surrendered during the first five contract years. (See "Cash Surrender (Redemption) or Withdrawal Value.")

         Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender, or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

ANNUITY PAYMENTS
         At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives.

TRANSFERS AND WITHDRAWALS
         In the event that a Participant in the plan is terminated prior to that Participant's Annuity Commencement Date, the Participant's interest may be paid in cash or in other forms of payout. (See "Benefit in the Event of Termination of a Participant, the Plan or the Contract.")

         Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

VOTING RIGHTS

         Owners have certain voting rights under the contracts. (See "Voting Rights.")

OTHER PROVISIONS

         The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

         The contracts will be sold by life insurance sales representatives representing the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")

                                   FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)
         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)



                                                                                              GIS              QB
                                                                                              ---              --
CONTRACT OWNER TRANSACTION EXPENSES

       Sales Load Imposed on Purchases (as a percentage of purchase payments).  .  .          2.00%            2.00%

       Surrender Charge (as a percentage of cash value surrendered) .  .  .  .  .  .          2.00%            2.00%

ANNUAL CONTRACT FEE (per group Contract) .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          $ 50.00          $ 50.00

ANNUAL EXPENSES (as a percentage of average net assets)

       Mortality and Expense Risk Fees   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          1.00%            1.00%

       Management Fees .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          0.45%            0.32%

TOTAL ANNUAL EXPENSES  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          1.45%            1.32%

EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                                   GIS                       QB
                                                   ---                       --
                                  1 year           $ 55                      $ 54
                                  3 years          $ 88                      $ 84
                                  5 years          $123                      $116
                                  10 years         $194                      $180


         If you do not surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                                   GIS                       QB
                                                   ---                       --
                                  1 year           $ 35                      $ 34
                                  3 years          $ 66                      $ 62
                                  5 years          $ 99                      $ 93
                                  10 years         $194                      $ 80


  The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions," and "Surrender Charge." Expenses shown do not include premium taxes which may be applicable.

                        CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.






CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                                          1996     1995     1994     1993     1992     1991
                                                                              --------  -------  -------  -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $ .212    $.205    $.189    $.184    $.188    $.198
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                    .175     .140     .115     .106     .098     .091
                                                                              --------  -------  -------  -------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                     .037     .065     .074     .078     .090     .107
 Unit Value at beginning of year . . . . . . . . . . . . . .                    9.369    6.917    7.007    6.507    6.447    5.048
 Net realized and change in unrealized gains (losses). . . .                    1.965    2.387    (.164)    .422    (.030)   1.292
                                                                              --------  -------  -------  -------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $11.371   $9.369   $6.917   $7.007   $6.507   $6.447
                                                                               ======    ======   ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                  $  2.00     2.45     (.09)     .50      .06     1.40
 Ratio of operating expenses to average net assets . . . . .                     1.70%    1.70%    1.65%    1.57%    1.58%    1.58%
 Ratio of net investment income to average net assets  . . .                      .36%     .79%    1.05%    1.15%    1.43%    1.86%
 Number of units outstanding at end of year (thousands)                        27,578   26,688   26,692   28,497   29,661   26,235
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                       85%      96%     103%      81%     189%     319%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                   $0.47      --        --       --       --       --


CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                          1996     1995     1994     1993     1992     1991
                                                                              --------  -------  -------  -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $  .216      .208   $.192    $.189    $.192    $.201
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                     .154     .123     .100     .092     .085     .077
                                                                              --------  -------  -------  -------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                     .062     .085     .092     .097     .107     .124
 Unit Value at beginning of year . . . . . . . . . . . . . .                    9.668    7.120    7.194    6.664    6.587    5.145
 Net realized and change in unrealized gains (losses)  . . .                    2.033    2.463    (.166)    .433    (.030)   1.318
                                                                              --------  -------  -------  -------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $11,763   $9.668   $7.120   $7.194   $6.664   $6.587
                                                                               ======   ======   ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                  $  2.10     2.55     (.07)     .53      .08     1.44
 Ratio of operating expenses to average net assets . . . . .                     1.45%    1.45%    1.41%    1.33%    1.33%    1.33%
 Ratio of net investment income to average net assets  . . .                      .60%    1.02%    1.30%    1.40%    1.67%    2.11%
 Number of units outstanding at end of year (thousands)                        16,554   17,896   19,557   21,841   22,516   24,868
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                      .85%      96%     103%      81%     189%     319%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                     .047     --        --       --       --       --

SELECTED PER UNIT DATA                                                         1990      1989     1988     1987
                                                                              --------  -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $ .192    $ .191   $ .168   $ .132
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                    .079      .095     .071     .066
                                                                              --------  -------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                    .113      .096     .097     .066
 Unit Value at beginning of year . . . . . . . . . . . . . .                   5.295     4.191    3.601    3.737
 Net realized and change in unrealized gains (losses)  . . .                   (.360)    1.008     .493    (.202)
                                                                              --------  -------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $5.048    $5.295   $4.191   $3.601
                                                                              ======    ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                    (.25)     1.10      .59     (.14)
 Ratio of operating expenses to average net assets . . . . .                    1.57%     1.58%    1.58%    1.58%
 Ratio of net investment income to average net assets  . . .                    2.25%     2.33%    2.60%    1.49%
 Number of units outstanding at end of year (thousands)                       19,634    15,707   12,173   11,367
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                      54%       27%      38%      51%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                     --        --       --       --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                         1990      1989     1988     1987
                                                                              --------  -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . .                  $ .199    $ .191   $ .168   $ .132
 Operating expenses  . . . . . . . . . . . . . . . . . . . .                    .069      .066     .053     .059
                                                                              --------  -------  -------  -------
 Net investment income . . . . . . . . . . . . . . . . . . .                    .130      .125     .115     .073
 Unit Value at beginning of year . . . . . . . . . . . . . .                   5.383     4.250    3.642    3.771
 Net realized and change in unrealized gains (losses)  . . .                   (.368)    1.008     .493    (.202)
                                                                              --------  -------  -------  -------
 Unit Value at end of year . . . . . . . . . . . . . . . . .                  $5.145    $5.383   $4.250   $3.642
                                                                              ======    ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . .                    (.24)     1.13      .61     (.13)
 Ratio of operating expenses to average net assets . . . . .                    1.33%     1.33%    1.33%    1.33%
 Ratio of net investment income to average net assets  . . .                    2.50%     2.56%    2.85%    1.72%
 Number of units outstanding at end of year (thousands)                       28,053    31,326   35,633   41,859
 Portfolio turnover rate . . . . . . . . . . . . . . . . . .                      54%       27%      38%      51%
 Average Commission Rate Paid* . . . . . . . . . . . . . . .                     --        --       --       --


* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.




CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.
SELECTED PER UNIT DATA                                                         1996     1995     1994      1993     1992    * 1991
                                                                              ------   ------   ------    ------   ------   ------

 Total investment income . . . . . . . . . . . . . . . . . . . . . .          $ .368    $.319    $.310     $.299    $.311    $.299
 Operating expenses  . . . . . . . . . . . . . . . . . . . . . . . .            .078     .073     .069      .067     .061     .056
                                                                              ------   ------   ------    ------   ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .            .290     .246     .241      .232     .250     .243
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .           4.894    4.274    4.381     4.052    3.799    3.357
 Net realized and change in unrealized gains (losses). . . . . . . .           (.124)    .374    (.348)     .097     .003     .199
                                                                              ------   ------   ------    ------   ------   ------
 Unit Value at end of year  . . . . . . . . . . . . . . . . . . . . .         $5.060   $4.894   $4.274    $4.381   $4.052   $3.799
                                                                              ======   ======   ======    ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .          $  .17      .62     (.11)      .33      .25      .44
 Ratio of operating expenses to average net assets . . . . . . . . .            1.57%    1.57%    1.57%     1.57%    1.58%    1.57%
 Ratio of net investment income to average net assets  . . . . . . .            5.87%    5.29%    5.62%     5.41%    6.38%    6.84%
 Number of units outstanding at end of year (thousands)  . . . . . .          24,804   27,066   27,033    28,472   20,250   17,211
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .             176%     138%      27%       24%      23%      21%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                         1996     1995     1994      1993     1992   *  1991
                                                                              ------   ------  -------   -------  -------  -------
 Total investment income . . . . . . . . . . . . . . . . . . . . . .          $ .379   $ .328   $ .318    $ .306   $ .317   $ .304
 Operating expenses. . . . . . . . . . . . . . . . . . . . . . . . .            .067     .063     .059      .058     .050     .048
                                                                              ------   ------   ------    ------   ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .            .312     .265     .259      .248     .267     .256
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .           5.050    4.400    4.498     4.150    3.880    3.421
 Net realized and change in unrealized gains (losses)  . . . . . . .           (.128)    .385    (.357)     .100     .003     .203
                                                                              ------   ------   ------    ------   ------   ------
 Unit Value at end of year . . . . . . . . . . . . . . . . . . . . .          $5.234   $5.050   $4.400    $4.498   $4.150   $3.880
                                                                              ======   ======   ======    ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .          $  .18      .65     (.10)      .35      .27      .46
 Ratio of operating expenses to average net assets . . . . . . . . .            1.33%    1.33%    1.33%     1.33%    1.33%    1.33%
 Ratio of net investment income to average net assets  . . . . . . .            6.12%    5.54%    5.87%     5.66%    6.61%    7.09%
 Number of units outstanding at end of year (thousands). . . . . . .           8,549    9,325   10,694    12,489   13,416   14,629
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .             176%     138%      27%       24%      23%      21%

SELECTED PER UNIT DATA                                                          1990     1989     1988     1987
                                                                               ------   ------   ------   ------
 Total investment income . . . . . . . . . . . . . . . . . . . . . .            $.277    $.270    $.259    $.245
 Operating expenses  . . . . . . . . . . . . . . . . . . . . . . . .             .048     .047     .046     .042
                                                                               ------   ------   ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .             .229     .223     .213     .203
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .            3.129    2.852    2.697    2.629
 Net realized and change in unrealized gains (losses) .                         (.001)    .054    (.058)   (.135)
                                                                               ------   ------   ------   ------
Unit Value at end of year  . . . . . . . . . . . . . . . . . . . . .           $3.357   $3.129   $2.852   $2.697
                                                                               ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .              .23      .28      .16      .07
 Ratio of operating expenses to average net assets . . . . . . . . .             1.57%    1.57%    1.58%    1.57%
 Ratio of net investment income to average net assets  . . . . . . .             7.06%    7.44%    7.67%    7.72%
 Number of units outstanding at end of year (thousands)  . . . . . .           14,245   13,135    9,457    7,560
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .               41%      33%      17%      17%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                          1990     1989     1988     1987
                                                                               ------   ------   ------   -----
 Total investment income . . . . . . . . . . . . . . . . . . . . . .           $ .281   $ .270   $ .259   $ .245
 Operating expenses. . . . . . . . . . . . . . . . . . . . . . . . .             .040     .035     .037     .034
                                                                               ------   ------   ------   ------
 Net investment income . . . . . . . . . . . . . . . . . . . . . . .             .241     .235     .222     .211
 Unit Value at beginning of year . . . . . . . . . . . . . . . . . .            3.181    2.892    2.728    2.652
 Net realized and change in unrealized gains (losses)  . . . . . . .            (.001)    .054    (.058)   (.135)
                                                                               ------   ------   ------   ------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . . . .          $3.421   $3.181   $2.892   $2.728
                                                                               ======   ======   ======   ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value . . . . . . . . . . . . . . .              .24      29       .16      .08
 Ratio of operating expenses to average net assets . . . . . . . . .             1.33%    1.33%    1.33%    1.32%
 Ratio of net investment income to average net assets  . . . . . . .             7.31%   7.60%     7.82%    7.87%
 Number of units outstanding at end of year (thousands). . . . . . .           16,341   18,248   21,124   24,703
 Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .               41%      33%      17%      17%



* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account
  QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

         Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

         Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                            INVESTMENT ALTERNATIVES

         The Investment Alternatives available in connection with the Variable Annuity Contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of the Separate Account can be changed without a vote of a majority of the outstanding voting securities of the Separate Account, as defined in the 1940 Act.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

         The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other-than-equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

         Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

         Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

         Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

         The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

         It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account GIS permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).



                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT OBJECTIVE

         The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

         It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account QB's assets will be invested in any one industry.

         The portfolio will be actively managed and investments may be sold prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

         Account QB may from time to time purchase new-issue government or agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

         The commitment to purchase when-issued securities may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

         Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account QB commits to purchase a when-issued security, it will identify and place in a segregated account high grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

         TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

         Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

         Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

 FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account QB permit it to:

         1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.


                                 VOTING RIGHTS

         Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the Owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

         The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

         The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

         The Participant's voting rights are set forth in the plan and the plans are qualified under Section 401(a) or 403(b) of the Code (Pension and Profit-Sharing). The Company will provide proxy materials to the Owner or will mail such materials directly to the Participants if requested by the Owner.

         Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.


                                   MANAGEMENT

         The investments and administration of Accounts GIS and QB are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, The Travelers Investment Management Company ("TIMCO") and Travelers Asset Management International Corporation ("TAMIC") furnish investment management and advisory services to Account GIS and Account QB, respectively. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

         TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TIMCO acts as investment adviser and subadviser for other investment companies used to fund variable annuity and variable life insurance products, as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.

         TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC's principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account QB, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, and domestic investment companies affiliated with The Travelers, and nonaffiliated companies.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

         Prior to the sales charge deduction from the first Purchase Payments in a Contract Year, an annual administrative charge is deducted. (See "Annual Contract Charge,") A sales charge equal to 2% (2.04% of the amount invested) of the gross Purchase Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% (a maximum dollar amount of $1.00) of any applicable annual contract charge. Maximum and minimum payments which may be made on behalf of any Participant are set forth under the terms of each plan, and in accordance with the administrative rules of the Company.

         An Owner of a group Variable Annuity issued prior to the date of this Prospectus, and any Owner of an individual Variable Annuity funded in either Account GIS or Account QB, may exchange their old Variable Annuity for a Variable Annuity described in this Prospectus, provided the Owner is otherwise eligible for the purchase. The exchange will be executed at net asset value (i.e., with no sales or transfer charges).

         An Owner of a Flexible Premium Annuity Contract issued by the Company may transfer the Cash Surrender Value accumulated and available to the Owner under that contract to a Variable Annuity contract described in this Prospectus, provided the Owner is otherwise eligible.

         If a surrender charge under the Flexible Premium Annuity Contract is applicable to the Cash Value transferred, neither the sales charge normally applicable under the contract described in this Prospectus nor any transfer charge will be applied. If no surrender charge is applicable under the Flexible Premium Annuity Contract, there will be no transfer charge, but the sales charge normally applicable under the contract described in this Prospectus will be applied.

PREMIUM TAX

         Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ANNUAL CONTRACT CHARGE

         There is a $50 annual contract charge assessed against each group contract. The annual contract charge will be deducted from the first gross Purchase Payment made in each Contract Year. If no gross Purchase Payment is made in a Contract Year, there is no annual contract charge for that year. The annual contract charge is set at a level no higher than the actual cost of administrative expenses.


INVESTMENT ADVISORY FEES

         TIMCO and TAMIC furnish investment management and advisory services to Account GIS and Account QB, respectively, according to the terms of written agreements. TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB.

MORTALITY AND EXPENSE RISKS

         While Annuity Payments will reflect the investment performance of the Separate Accounts, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

         The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

         The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long he or she lives and regardless of how long all Annuitants as a group live.
This assures an Annuitant that neither his own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments he or she will receive under the contract, and relieves the Annuitant from the risk that he or she will outlive the funds which have been accumulated for retirement.

         For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of the Separate Account, which charge consists of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

CHANGE OF CONTRACT

         The Company may, at any time, make any changes in the contract, including retroactive changes, to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

         Except as provided in the paragraph immediately above, no change may be made in the contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any Annuity Option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the deductions from Premium Payments, the Termination Amount (see "Termination by the Company and Termination Amount."), the calculation of the net investment rate and the Unit Value, and the Annuity Tables. Any change in the annuity tables will be applicable only to premiums received under the contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the annual contract charge) may be applicable either to all Owner's Accounts and Individual Accounts under the contract, to only the Owner's Accounts and Individual Accounts established after the change, or to only premiums received under the contract after the date of change as the Company declares at the time of change. The Company will give notice to the Owner at least 90 days before the date the change is to take effect.



                             THE VARIABLE ANNUITIES

         The group Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

         The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Special Terms.

GENERAL BENEFIT DESCRIPTION

         Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner or Participant, as provided in the plan, on the Participant's Annuity Commencement Date, if the Participant is then living. (See "Automatic Option.") The Owner or the Participant, as provided in the plan, may choose instead a number of alternative arrangements for benefit payments. If the Participant dies before a payout begins, the Company will pay to the Owner or beneficiary, as provided in the plan, the Participant's Interest. The Participant's Interest will be considered the Cash Value of the Participant's Individual Account unless the Company is otherwise instructed by the Owner.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

         No Purchase Payments after the first are required to keep the contract in effect. However, if the Cash Value in a Participant's Individual Account is less than $500 and no payment has been applied to the Participant's Individual Account for at least three years, the Company reserves the right to terminate the Participant's Individual Account and move the Cash Value of that Participant's Individual Account to the Owner's Account. If the plan does not allow for this movement to the Owner's Account, the Company will pay the Cash Value, adjusted for any applicable premium tax, to the Owner, or to that Participant at the direction of the Owner.

The Company reserves the right to terminate the contract on any Valuation Date if there is no Cash Value in any Participant's Individual Account and if the Cash Value of the Owner's Account, if any, is less than $500 and no payment has been made for at least three years. If the contract is terminated, the Company will pay to the Owner the Cash Value of the Owner's Account, if any, adjusted for any applicable premium tax.

Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner or the Participant, as provided in the plan, at the last known address and to any assignee of record.

BENEFIT IN THE EVENT OF TERMINATION OF A PARTICIPANT, THE PLAN OR THE CONTRACT

         In the event that, prior to the Annuity Commencement Date, the Participant terminates participation in the plan, the plan is terminated, or the contract is terminated, the Owner or that Participant, as provided in the plan with respect to that Participant's Interest, may elect:

         (a) if that Participant is at least 50 years of age, to have that Participant's Interest applied to provide an Annuity or Income Payment;

         (b) if the contract is continued, to have that Participant's Interest applied to continue as a paid-up deferred annuity for that Participant;

         (c) to have the Owner or that Participant, as provided in the plan, receive that Participant's Interest in cash;

         (d) to apply that Participant's Interest under the group contract, on the basis set forth by the Company at the time of the exchange with the same Separate Accounts as are available under the group contract; or

         (e) if that Participant becomes a Participant under another group contract of the same type which is in force with the Company, to transfer that Participant's Interest to that group contract.

         If the contract is continued, any Cash Value to which a terminating Participant is not entitled under the plan will be moved to the Owner's Account. If the contract is terminated, the Owner will receive the Cash Value of the Owner's Account.

         AUTOMATIC BENEFIT--In the event of termination, unless otherwise provided in the plan, a Participant's Interest will (1) if the contract is continued, be applied to continue as a paid-up deferred annuity in accordance with option (b), or (2) if the contract is terminated, be paid in cash to the Owner or that Participant as provided in the plan, in accordance with option
(c).

         ANNUITY PAYMENTS--Termination of this contract or the plan will not affect payments being made under any Annuity Option which has commenced prior to the date of termination.

SUSPENSION OF PAYMENTS

         If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

         As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Investment Alternative and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

         The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")


                            ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

Each Purchase Payment will be applied by the Company to provide Accumulation Units to the credit of an Owner's Account or an Individual Account, as directed by or provided for in the plan. If the application for the contract is in good order, the Company will apply the initial Purchase Payment within two business days of receipt of the Purchase Payment in the mail at the Company's Home Office. If the application is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days. All Purchase Payments will initially be applied to the Owner's Account. Distributions to Individual Accounts will be allowed in accordance with the terms of "Distribution from One Account to Another Account." NUMBER OF ACCUMULATION UNITS

         The number of Accumulation Units to be credited to an Owner's Account or an Individual Account in each Investment Alternative upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Investment Alternative by the current Accumulation Unit Value of that Investment Alternative.

ACCUMULATION UNIT VALUE

         The dollar value of an Accumulation Unit for each Investment Alternative was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

         Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of 0.0000363 for Account QB, and 0.0000398 for Account GIS for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to (i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by
(ii) the amount of the assets at the beginning of the Valuation Period.

         At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

         The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

         The Cash Value of an Owner's Account or an Individual Account on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that Owner's Account or Individual Account. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to an Owner's Account or an Individual Account in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

         Before the due date of a Participant's first Annuity Payment, upon receipt of a written request in proper form (including the appropriate countersignature of a Travelers agent), the Company will pay all or any portion of that Participant's Interest, adjusted for any applicable premium tax, to the Owner or the Participant, as provided in the plan. The Owner's Account may be surrendered for cash as provided in the plan without the consent of any Participant. The Company may defer payment of any Cash Surrender Value for a period of not more than seven days after the request in proper form is received in the mail at the Company's Home Office, but it is its intent to pay as soon as possible.

         The Cash Value may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax
Considerations.")

         The Cash Surrender Value of an Account is equal to the Cash Value less any applicable surrender charge or premium taxes incurred. (See "Surrender Charge.")


SURRENDER CHARGE

         If the Owner terminates an account, in whole or in part, while the contract remains in force, and the Cash Value of the terminated account is either to be paid in cash to the Owner or a Participant or to be transferred to any other funding vehicle, a surrender charge of 2% of any Cash Value surrendered during the first five contract years will be deducted from the terminating account. There is no surrender charge after the fifth contract year. A surrender charge will not be assessed if the Cash Value is payable under the terms of the Plan as a retirement benefit effected no earlier than five years prior to the Participant's normal retirement date, or as a death or disability benefit. The surrender charge will reimburse the Company only for its actual administrative costs in establishing group contracts.

         The use of a percentage surrender charge weighs disproportionately upon Participants with large dollar amounts in their accounts, and who surrender Cash Value during the first five contract years.

REINVESTMENT PRIVILEGE

         If an Owner or a Participant has surrendered his or her account, in whole or in part, in anticipation of investing in another tax-qualified investment medium, and has not previously exercised a reinvestment privilege as to any Separate Accounts described in this Prospectus, he or she may, if the proceeds have not lost their tax-qualified status under the Code, reinvest the proceeds in the Separate Accounts. Amounts will be reinvested at the Accumulation Unit Value (without a sales charge) next calculated after the payment is received in the mail by the Company. The reinvestment must be made within 30 days after the date of the redemption. Before an Owner or a Participant surrenders his or her account, in whole or in part, he or she should consult his or her tax adviser to be sure that the proceeds will retain their tax-qualified status.

TRANSFER BETWEEN SEPARATE ACCOUNTS

         At any time up to 30 days before the due date of a Participant's first Annuity Payment, upon written request to the Company by the Owner or the Participant, as provided in the plan, all or any part of the Cash Value in an Individual Account may be transferred from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers in an Owner's Account or an Individual Account to less than one in any six-month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner or the Participant, as provided in the plan, at its Home Office. There is currently no Separate Account transfer charge. Once a Participant's Annuity Payments begin, no further transfers in the Participant's Individual Account may be made between the Separate Accounts.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

         The Owner may, as provided in the plan, distribute Cash Value from the Owner's Account to one or more Individual Accounts. There is currently no account distribution charge.

         No distribution will be allowed between Individual Accounts.

         The Owner may, as required and provided in the plan, move Cash Value from any or all Individual Accounts to the Owner's Account without a charge.




                               PAYOUT PROVISIONS

GENERAL

         Annuity Payments for a particular Participant will ordinarily begin on that Participant's Annuity Commencement Date as stated in the Participant's Certificate. However, a later Annuity Commencement Date may be elected. This Annuity Commencement Date must be before the Participant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires that the Annuitant commence certain minimum distribution payments from pension and profit-sharing plans after the Participant reaches the age of 70 1/2, and that certain patterns of payment be commenced or continued after the death of the Annuitant. A number of payout options are available (see "Annuity Options" and "Income Options.").

SEPARATE ACCOUNT ALLOCATION

         When Annuity Payments commence, the accumulated value in each Separate Account will be applied to provide an Annuitant with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," Cash Value may be transferred from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

         The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

         The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Participant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

         The dollar value of an Annuity Unit for each Investment Alternative was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

         Specifically, the Annuity Unit Value for an Investment Alternative as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

         The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

         The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Investment Alternative by the Investment Alternative's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period. DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

         The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of the applicable Investment Alternative. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Investment Alternative by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity

Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

         Subject to conditions described in "Election of Options" and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on that Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of that Participant, may be paid under one or more of the Annuity Options described below.

         AUTOMATIC OPTION--Unless otherwise specified in the plan and if no election has been made, and if the Participant is living and has a spouse, the Company will, on that Participant's Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant as the primary payee and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

         OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment preceding death since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

         OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED:
The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

         OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

         OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

         OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

         OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

         Instead of the Annuity Options described above, and subject to the conditions described under "Election of Options," and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on the Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of the Participant, may be paid under one or more of the Income Options described below.

         OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

         OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

         OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. This Option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

         The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period.

         While Income Options do not directly involve mortality risks for the Company, a Contract Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner or the Participant, as provided in the plan, makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

         Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Participant must be made by the Owner or the Participant, as provided in the plan. The terms of the options elected by some Participants or beneficiaries may be restricted to meet the requirements of Section 401(a)(9) of the Internal Revenue Code. If, at the death of a Participant, there is no election in effect for that Participant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

         The Company is taxed as a life insurance company under Subchapter L of the Code. The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, Purchase Payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

         Distributions in the form of Annuity or Income Payments are taxable to the Participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump-sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump-sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to
Section 3405 of the Code. The application of this provision is summarized below.

         1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

             There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

             (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

             (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

             (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

             A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

         2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

             To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

         3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

             The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1997, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $14,850 or less per year, will generally be exempt from the withholding requirements.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

         Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, Participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico and the Bahamas. The contracts may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreements to which Accounts GIS and Account QB, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

         Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

         Commissions paid to broker-dealers obtaining applications for contracts accepted by the Company bear a reasonable relationship to, and in the aggregate are less than, the deduction for sales expense. Although commissions on payments made during the first year of the contract may exceed the deduction for sales expenses, the charge to the Owner is not increased.


                                STATE REGULATION

         The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

         In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.


                         LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the Separate
Accounts.

         Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                                   APPENDIX A

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The SAI contains more specific information and financial statements relating to the Separate Accounts and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

         Description of The Travelers and the Separate Accounts
             The Insurance Company
             The Separate Accounts
         Investment Objectives and Policies
             The Travelers Growth and Income Stock Accounts for Variable
              Annuities
             The Travelers Quality Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
             Available to the Separate Accounts
             Writing Covered Call Options
             Buying Put and Call Options Futures Contracts
             Money Market
             Instruments
         Investment Management and Advisory Services
             Advisory Fees
             TIMCO
             TAMIC
         Valuation of Assets
         Management
         The Board of Managers
         Distribution and Management Services
         Securities Custodian
         Independent Accountants
         Financial Statements
------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1997 (Form No. L-11162S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030.

Name:
     -------------------------------------------------------------------------
Address:
       -----------------------------------------------------------------------

       -----------------------------------------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                      AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs


L-11162                                                     TIC Ed. 5-97
                                                            Printed in U.S.A

------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

------------------------------------------------------------------------------



                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY
                  One Tower Square, Hartford, Connecticut 06183
                             Telephone: 860-422-3985


The basic purpose of the variable annuity contract described in this Prospectus is to provide lifetime annuity payments which will vary with the investment performance of one or more Separate Accounts. The contracts described in this Prospectus are available for use by purchasers who previously held individual nonqualified contracts issued by The Travelers Insurance Company ("Company") and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts (Contract Numbers VG-30 and LVA-10FB) and who exchanged such contracts in 1993 for the contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing contracts.

The Separate Accounts available for funding the variable annuities described in this Prospectus have different investment objectives. The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market instruments and publicly traded debt securities. The Contract Owner bears the investment risk.

This Prospectus sets forth concisely the information about the Separate Accounts that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 860-422-3985. The Table of Contents of the SAI appears in Appendix A of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . .  iii

SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   iv

FEE TABLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   vi

CONDENSED FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .  C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS . . . . . . . . . . . .    1
  The Insurance Company  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  The Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

INVESTMENT ALTERNATIVES  . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) . . . . . . . . . . . . . . . . . . . . .    1
  Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
  Fundamental Investment Policies  . . . . . . . . . . . . . . . . . . . . . .    3

THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT QB). . . . . . . . . . . . . . . . . . . . . .    3
  Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
  Fundamental Investment Policies  . . . . . . . . . . . . . . . . . . . . . .    5

VOTING RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    Deductions from Purchase Payments  . . . . . . . . . . . . . . . . . . . .    6
    Premium Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
    Minimum Death Benefit and Minimum Accumulated Value Benefit Charge . . . .    6
    Insurance Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
    Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . . . . .    7

THE VARIABLE ANNUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
    General Benefit Description  . . . . . . . . . . . . . . . . . . . . . . .    7
    Termination by the Company and Termination Amount  . . . . . . . . . . . .    8
    Deferred Maturity Option . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Suspension of Payments . . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
    Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . .    8

ACCUMULATION PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Application of Purchase Payments . . . . . . . . . . . . . . . . . . . . .    9
    Number of Accumulation Units . . . . . . . . . . . . . . . . . . . . . . .    9
    Accumulation Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . .    9
    Net Investment Rate and Net Investment Factor  . . . . . . . . . . . . . .    9
    Cash Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    Cash Surrender (Redemption) or Withdrawal Value  . . . . . . . . . . . . .   10
    Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    Minimum Accumulated Value Benefit Upon Election of an Annuity-Account QB .   10
    Right to Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    Transfer Between Separate Accounts . . . . . . . . . . . . . . . . . . . .   11

PAYOUT PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Separate Account Allocation  . . . . . . . . . . . . . . . . . . . . . . .   11

    Determination of First Payment . . . . . . . . . . . . . . . . . . . . . .   11
    Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
    Number of Annuity Units  . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Determination of Second and Subsequent Payments  . . . . . . . . . . . . .   12
    Annuity Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    Income Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
    Election of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Nonqualified Annuities . . . . . . . . . . . . . . . . . . . . . . . . . .   14
    Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . .   15
    Tax Advice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . . . . .   16

STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

LEGAL PROCEEDINGS AND OPINIONS . . . . . . . . . . . . . . . . . . . . . . . .   16

APPENDIX A - Contents of the Statement of Additional Information . . . . . . .   17

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE (REDEMPTION VALUE): the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits, and the provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

MATURITY DATE: the date on which the first Annuity Payment is to begin.

MINIMUM ACCUMULATED VALUE BENEFIT: the minimum amount applied to effect an Annuity with respect to amounts allocated to Account QB.

MINIMUM DEATH BENEFIT: the minimum amount payable upon the death of an Annuitant before Annuity or Income Payments begin.

NET PURCHASE PAYMENT: the amount applied to the purchase of Accumulation Units, which is equal to the purchase payment less deductions for sales expenses and any applicable premium taxes.

OWNER: a person having rights to benefits under the contract during the lifetime of the Annuitant; the owner may or may not be the Annuitant.

PURCHASE PAYMENT: a gross amount paid to the Company under a variable annuity contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

There are eligibility requirements for purchasers described elsewhere in this Prospectus. This Prospectus does not constitute a solicitation of an offer to acquire any interest or participation in the Variable Annuity described in this Prospectus to any person who is ineligible for purchase.

                                     SUMMARY

INTRODUCTION
This Prospectus describes an individual flexible premium variable annuity Contract offered by The Travelers Insurance Company (the "Company"). The Contract is available for use by individual non-qualified purchasers who previously held individual contracts issued by the Company and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts and who exchanged such contracts in 1993 for the Contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. A contract may be returned within ten days of purchase. The applicant bears the investment risk during the period. (See "Right to Return.")

INVESTMENT ALTERNATIVES
There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein: Account GIS and Account QB. Both Accounts are registered with the SEC as diversified open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). The basic investment objectives of these separate accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; and Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Investment Alternatives will be achieved. (For a complete discussion of the investment objectives and policies for these funds, please refer to the "Investment Alternatives" section beginning on page 1.)

RISK FACTORS
The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issuer. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

INVESTMENT ADVISORY SERVICES
The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS, and Travelers Asset Management International Corporation ("TAMIC") furnishes such services to Account QB, according to the terms of written agreements. TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net asset value of Account GIS. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net asset value of Account QB. (See "Management," and "Investment Advisory Fees.")

SALES CHARGES
Prior to the Maturity Date, all or part of the contract value may be withdrawn. (See "Cash Surrender (Redemption) or Withdrawal Value.") A federal tax penalty may apply. This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum purchase payment under this contract.

OTHER CHARGES
Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. The 1.0017% insurance charge is comprised of 0.8500% for mortality risks and 0.1517% for expense risks. (See "Insurance Charge.")

ANNUITY PAYMENTS
At the Maturity Date, the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options"and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives. Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

OTHER PROVISIONS
If the Annuitant dies before Annuity or Income Payments begin, the death benefit is the larger of the Cash Value less any premium tax, or Premium Payments less prior surrenders. There is no charge for the Minimum Death Benefit. (See "Death Benefit", and "Charges and Deductions.")

After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period. There is no charge for the Minimum Accumulated Value Benefit. (See "Minimum Accumulated Value Benefit" and "Charges and Deductions.")

Purchasers have certain voting rights under the contracts. (See "Voting Rights.") The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

                                    FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)

         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)

                                                                        GIS              QB
                                                                        ---              --
CONTRACT OWNER TRANSACTION EXPENSES
         Sales Charge for Additional Purchase Payments*                4.00%            4.00%
ANNUAL EXPENSES (as a percentage of average net assets)
         Mortality and Expense Risk Fees                               1.00%            1.00%
         Management Fees                                               0.45%            0.32%
         TOTAL ANNUAL EXPENSES                                         1.45%            1.32%


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For additional purchase payments made into the Contract subsequent to the Exchange Offer (4% Sales Charge applies), whether or not you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                             GIS               QB
                                             ---               --
                           1 year           $ 54              $ 53

                           3 years          $ 84              $ 80

                           5 years          $116              $110

                           10 years         $207              $193



The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes which may be applicable.


     * This Contract is not available for new sales; however, additional purchase payments may be made by purchasers who own existing contracts.

                         CONDENSED FINANCIAL INFORMATION

     THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
              Per Unit Data for an Accumulation and Annuity Unit
                       outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                      1996       1995       1994       1993       1992       1991       1990
                                                            ----       ----       ----       ----       ----       ----       ----
  Total investment income . . . . . . . . . . . . . . .   $  .212    $  .205    $  .189    $  .184    $  .188    $  .198    $  .192
  Operating expenses  . . . . . . . . . . . . . . . . .      .175       .140       .115       .106       .098       .091       .079
                                                          -------    -------    -------    -------    -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . .      .037       .065       .074       .078       .090       .107       .113
  Unit Value at beginning of year . . . . . . . . . . .     9.369      6.917      7.007      6.507      6.447      5.048      5.295
  Net realized and change in unrealized gains (losses).     1.965      2.387      (.164)      .422      (.030)     1.292      (.360)
                                                          -------    -------    -------    -------    -------    -------    -------
  Unit Value at end of year . . . . . . . . . . . . . .   $11.371    $ 9.369    $ 6.917    $ 7.007    $ 6.507    $ 6.447    $ 5.048
                                                          =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .   $  2.00       2.45       (.09)       .50        .06       1.40       (.25)
  Ratio of operating expenses to average net assets . .      1.70%      1.70%      1.65%      1.57%      1.58%      1.58%      1.57%
  Ratio of net investment income to average net assets.       .36%       .79%      1.05%      1.15%      1.43%      1.86%      2.25%
  Number of units outstanding at end of year (thousands)   27,578     26,688     26,692     28,497     29,661     26,235     19,634
  Portfolio turnover rate . . . . . . . . . . . . . . .        85%        96%       103%        81%       189%       319%        54%
  Average Commission Rate Paid* . . . . . . . . . . . .   $  .047         --         --         --         --         --         --
CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                       1996       1995       1994      1993       1992       1991       1990
                                                             ----       ----       ----      ----       ----       ----       ----
  Total investment income . . . . . . . . . . . . . . .   $  .216       .208    $  .192    $  .189    $  .192    $  .201    $  .199
  Operating expenses. . . . . . . . . . . . . . . . . .      .154       .123       .100       .092       .085       .077       .069
                                                          -------     ------    -------    -------    -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . .      .062       .085       .092       .097       .107       .124       .130
  Unit Value at beginning of year . . . . . . . . . . .     9.668      7.120      7.194      6.664      6.587      5.145      5.383
  Net realized and change in unrealized gains (losses).     2.033      2.463      (.166)      .433      (.030)     1.318      (.368)
                                                          -------     ------    -------    -------    -------    -------    -------
  Unit Value at end of year . . . . . . . . . . . . . .   $11.763     $9.668    $ 7.120    $ 7.194    $ 6.664    $ 6.587    $ 5.145
                                                          =======     ======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .   $  2.10       2.55       (.07)       .53        .08       1.44       (.24)
  Ratio of operating expenses to average net assets . .      1.45%      1.45%      1.41%      1.33%      1.33%      1.33%      1.33%
  Ratio of net investment income to average net assets.        60%      1.02%      1.30%      1.40%      1.67%      2.11%      2.50%
  Number of units outstanding at end of year (thousands)   16,554     17,896     19,557     21,841     22,516     24,868     28,053
  Portfolio turnover rate . . . . . . . . . . . . . . .        85%        96%       103%        81%       189%       319%        54%
  Average Commission Rate Paid* . . . . . . . . . . . .   $  .047        ---         --         --         --         --         --

SELECTED PER UNIT DATA                                        1989      1988      1987
                                                              ----      ----      ----
  Total investment income . . . . . . . . . . . . . . .     $  .191   $  .168   $  .132
  Operating expenses. . . . . . . . . . . . . . . . . .        .095      .071      .066
                                                            -------   -------   -------
  Net investment income . . . . . . . . . . . . . . . .        .096      .097      .066
  Unit Value at beginning of year . . . . . . . . . . .       4.191     3.601     3.737
  Net realized and change in unrealized gains (losses).       1.008      .493     (.202)
                                                            -------   -------   -------
  Unit Value at end of year . . . . . . . . . . . . . .     $ 5.295   $ 4.191   $ 3.601
                                                            =======   =======   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .        1.10       .59      (.14)
  Ratio of operating expenses to average net assets . .        1.58%     1.58%     1.58%
  Ratio of net investment income to average net assets.        2.33%     2.60%     1.49%
  Number of units outstanding at end of year (thousands)     15,707    12,173    11,367
  Portfolio turnover rate . . . . . . . . . . . . . . .          27%       38%       51%
  Average Commission Rate Paid* . . . . . . . . . . . .          --        --        --
CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                        1989      1988      1987
                                                              ----      ----      ----
  Total investment income . . . . . . . . . . . . . . .     $  .191   $  .168   $  .132
  Operating expenses. . . . . . . . . . . . . . . . . .        .066      .053      .059
                                                            -------   -------   -------
  Net investment income . . . . . . . . . . . . . . . .        .125      .115      .073
  Unit Value at beginning of year . . . . . . . . . . .       4.250     3.642     3.771
  Net realized and change in unrealized gains (losses).       1.008      .493     (.202)
                                                            -------   -------   -------
  Unit Value at end of year . . . . . . . . . . . . . .     $ 5.383   $ 4.250   $   642
                                                            =======   =======   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .        1.13       .61      (.13)
  Ratio of operating expenses to average net assets . .        1.33%     1.33%     1.33%
  Ratio of net investment income to average net assets.        2.56%     2.85%     1.72%
  Number of units outstanding at end of year (thousands)     31,326    35,633    41,859
  Portfolio turnover rate . . . . . . . . . . . . . . .          27%       38%       51%
  Average Commission Rate Paid* . . . . . . . . . . . .          --        --        --


     * The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                         CONDENSED FINANCIAL INFORMATION

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

               Per Unit Data for an Accumulation and Annuity Unit
                        outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1996 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                      1996       1995       1994      1993       1992    *  1991       1990
                                                            ----       ----       ----      ----       ----       ----       ----
  Total investment income . . . . . . . . . . . . . . .   $  .368    $  .319   $  .310    $  .299    $  .311    $  .299    $  .277
  Operating expenses  . . . . . . . . . . . . . . . . .      .078       .073      .069       .067       .061       .056       .048
                                                          -------    -------   -------    -------    -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . .      .290       .246      .241       .232       .250       .243       .229
  Unit Value at beginning of year . . . . . . . . . . .     4.894      4.274     4.381      4.052      3.799      3.357      3.129
  Net realized and change in unrealized gains (losses) .    (.124)      .374     (.348)      .097       .003       .199      (.001)
                                                          -------    -------   -------    -------    -------    -------    -------
 Unit Value at end of year. . . . . . . . . . . . . . .   $ 5.060    $ 4.894   $ 4.274    $ 4.381    $ 4.052    $ 3.799    $ 3.357
                                                          =======    =======   =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .   $   .17        .62      (.11)       .33        .25        .44        .23
  Ratio of operating expenses to average net assets .        1.57%      1.57%     1.57%      1.57%      1.58%      1.57%      1.57%
  Ratio of net investment income to average net assets .     5.87%      5.29%     5.62%      5.41%      6.38%      6.84%      7.06%
  Number of units outstanding at end of year (thousands)   24,804     27,066    27,033     28,472     20,250     17,211     14,245
  Portfolio turnover rate . . . . . . . . . . . . . . .       176%       138%       27%        24%        23%        21%        41%
CONTRACTS ISSUED PRIOR TO MAY 16,1983.

SELECTED PER UNIT DATA                                       1996       1995      1994      1993       1992    *  1991       1990
                                                             ----       ----      ----      ----       ----       ----       ----
  Total investment income . . . . . . . . . . . . . . .   $  .379    $  .328   $  .318    $  .306    $  .317    $  .304    $  .281
  Operating expenses. . . . . . . . . . . . . . . . . .      .067       .063      .059       .058       .050       .048       .040
                                                          -------    -------   -------    -------    -------    --------   -------
  Net investment income . . . . . . . . . . . . . . . .      .312       .265      .259       .248       .267       .256       .241
  Unit Value at beginning of year . . . . . . . . . . .     5.050      4.400     4.498      4.150      3.880      3.421      3.181
  Net realized and change in unrealized gains (losses)      (.128)      .385     (.357)      .100       .003       .203      (.001)
                                                          -------    -------   -------    -------    -------    -------    -------

  Unit Value at end of year . . . . . . . . . . . . . .   $ 5.234    $ 5.050   $ 4.400    $ 4.498    $ 4.150    $ 3.880    $ 3.421
                                                          =======    =======   =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . .   $   .18        .65      (.10)       .35        .27        .46        .24
  Ratio of operating expenses to average net assets . .      1.33%      1.33%     1.33%      1.33%      1.33%      1.33%      1.33%
  Ratio of net investment income to average net assets.      6.12%      5.54%     5.87%      5.66%      6.61%      7.09%      7.31%
  Number of units outstanding at end of year (thousands)    8,549      9,325    10,694     12,489     13,416     14,629     16,341
  Portfolio turnover rate . . . . . . . . . . . . . . .       176%       138%       27%        24%        23%        21%        41%


SELECTED PER UNIT DATA                                      1989       1988       1987
                                                            ----       ----       ----
  Total investment income . . . . . . . . . . . . . . . . $  .270    $  .259    $  .245
  Operating expenses  . . . . . . . . . . . . . . . . . .    .047       .046       .042
                                                          -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . . .    .223       .213       .203
  Unit Value at beginning of year . . . . . . . . . . . .   2.852      2.697      2.629
  Net realized and change in unrealized gains (losses). .    .054      (.058)     (.135)
                                                          -------    -------    -------
 Unit Value at end of year. . . . . . . . . . . . . . . . $ 3.129    $ 2.852    $ 2.697
                                                          =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .     .28        .16        .07
  Ratio of operating expenses to average net assets . . .    1.57%      1.58%      1.57%
  Ratio of net investment income to average net assets. .    7.44%      7.67%      7.72%
  Number of units outstanding at end of year (thousands)   13,135      9,457      7,560
  Portfolio turnover rate . . . . . . . . . . . . . . . .      33%        17%        17%

CONTRACTS ISSUED PRIOR TO MAY 16,1983.

SELECTED PER UNIT DATA                                       1989       1988       1987
                                                             ----       ----       ----
  Total investment income . . . . . . . . . . . . . . . . $  .270    $  .259    $  .245
  Operating expenses  . . . . . . . . . . . . . . . . . .    .035       .037       .034
                                                          -------    -------    -------
  Net investment income . . . . . . . . . . . . . . . . .    .235       .222       .211
  Unit Value at beginning of year . . . . . . . . . . . .   2.892      2.728      2.652
  Net realized and change in unrealized gains (losses)       .054      (.058)     (.135)
                                                          -------    -------    -------

  Unit Value at end of year . . . . . . . . . . . . . . . $ 3.181    $ 2.892    $ 2.728
                                                          =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . .      29        .16        .08
  Ratio of operating expenses to average net assets . . .    1.33%      1.33%      1.32%
  Ratio of net investment income to average net assets  .    7.60%      7.82%      7.87%
  Number of units outstanding at end of year (thousands).  18,248     21,124     24,703
  Portfolio turnover rate . . . . . . . . . . . . . . . .      33%        17%        17%

          * On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.


THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus is registered with the SEC under the 1940 Act and will comply with the provisions 1940 Act, and meets the definition of a separate account under the federal securities laws. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                             INVESTMENT ALTERNATIVES

The Investment Alternatives available in connection with the Variable Annuity contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other-than-equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3. purchase interests in real estate represented by securities for which there is an established market;

4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used rather than the average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

Account QB may from time to time purchase new-issue government or agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase when-issued securities may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account QB commits to purchase a when-issued security, it will identify and place in a segregated account high grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3. purchase interests in real estate represented by securities for which there is an established market;

4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.


                                  VOTING RIGHTS

Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies or other policies relative to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent accountants for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Owner may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract, divided by (ii) the value of an Accumulation Unit. During the annuity period, an Owner's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts than the Variable Annuity contracts described in this Prospectus; votes attributable to such other annuities are computed in an analogous manner.

Votes for which Annuitants were entitled to instruct the Owner, but for which the Owner has received no instructions, will be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

On the death of the Annuitant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                                   MANAGEMENT

The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of the Board of Managers, The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS, and Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB, respectively. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TIMCO acts as investment adviser and subadviser for other investment companies used to fund variable annuity and variable life insurance products; as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account QB, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable universal life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, domestic investment companies affiliated with The Travelers, and nonaffiliated companies.


                             CHARGES AND DEDUCTIONS


Charges under variable annuity contracts offered by this Prospectus are assessed in two ways: as deductions from purchase payments for sales expenses and applicable premium taxes, and as charges to the Separate Accounts for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM PURCHASE PAYMENTS

This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum Purchase Payment under this contract.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.


MINIMUM DEATH BENEFIT AND MINIMUM ACCUMULATED VALUE BENEFIT CHARGE

There is no charge for the Minimum Death Benefit and the Minimum Accumulated Value Benefit. (See "Death Benefit" and "Minimum Accumulated Value Benefit.")


INSURANCE CHARGE

There is an insurance charge against the assets of each Separate Account to cover the mortality and expense risks associated with guarantees which the Company provides under the Variable Annuity contracts. This charge, on an annual basis, is 1.0017% of the Separate Account value and is deducted on each Valuation Date at the rate of 0.00363% for each day in the Valuation Period.

The mortality risk assumed by the Company under the contract assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments which will be paid under the contract and relieves the Owner from the risk that the Annuitant will outlive the funds which have been accumulated for retirement.

With respect to amounts which are not applied to provide an annuity (i.e., amounts which are surrendered for cash or which have been paid as Income Payments), the Company bears no mortality risk and amounts previously charged to cover this risk are of no benefit to the Owner.

The Company also assumes the risk that the charges under the contracts, which cannot be increased during the duration of the contract, will be insufficient to cover actual costs. The Company does not, however, project any deficiency in the amount of the sales load.

If the amount deducted for these mortality and expense risks is not sufficient to cover actual mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess will be a profit to the Company. The Company expects to make a profit from the insurance charge.


INVESTMENT ADVISORY FEES

TIMCO and TAMIC furnish investment management and advisory services to Account GIS and Account QB, respectively, according to the terms of written agreements. TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB.


                             THE VARIABLE ANNUITIES

The individual Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Glossary of Special Terms.

GENERAL BENEFIT DESCRIPTION

Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner on the Maturity Date, if the Annuitant is then living. (See "Automatic Option.") The Owner may choose instead a number of alternative arrangements for benefit payments. If the Annuitant dies before a payout begins, the Company will pay a death benefit under the Contract (see "Death Benefit."). After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period (see "Minimum Accumulated Value Benefit").


TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

No Purchase Payments after the first are required to keep the contract in effect. However, the Company reserves the right to terminate the contract on any Valuation Date if the Cash Value as of that date is less than $500 and purchase payments have not been paid for at least three years. Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner at the last known address and to any assignee of record. If the contract is terminated, the Company will pay to the Owner the Cash Value of the contract, if any, less any applicable premium tax not previously deducted.

DEFERRED MATURITY OPTION

Up to 30 days before the Maturity Date, the Owner may request (in writing) a Deferred Maturity Date. The same terms and conditions applicable to the contract before the Maturity Date will continue to the Deferred Maturity Date. If the Annuitant dies before the Deferred Maturity Date, the Company will pay the Cash Value to the beneficiary. The Deferred Maturity Date may be any time before the Annuitant's 70th birthday, or, with the consent of the Company, any later date. (See "Federal Tax Considerations.") If the Annuitant is living on the Deferred Maturity Date, the annuity will be payable, unless otherwise elected, under the same terms and conditions as the annuity that would have been payable at the Maturity Date had a Deferred Maturity Date not been elected. The amount of the Annuity Payment will be determined as described in "Annuity Options."

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Separate Account and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")





                             ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

If the application for the contract is in good order, the first net Purchase Payment (the Purchase Payment after deduction of sales charges and any applicable premium tax) will be applied by the Company to provide Accumulation Units to the credit of the contract as of the valuation next following receipt of the Purchase Payment in the mail at the Company's Home Office, or on the date indicated by the applicant in the application for the contract, if later. If the application for the contract is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payments until the application is complete. Once the application is complete, the net Purchase Payment will be applied within two business days. Any net Purchase Payment after the first will be applied as of the valuation next following its receipt in the mail at the Company's Home Office.

The net Purchase Payment will be allocated to the Separate Account in the proportion specified in the application for the contract or as directed by the Owner from time to time. The Owner may allocate all or part of each net Purchase Payment to any Separate Account described in this Prospectus.

NUMBER OF ACCUMULATION UNITS

The number of Accumulation Units to be credited to a contract in each Separate Account upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Separate Account by the current Accumulation Unit Value of that Separate Account.

ACCUMULATION UNIT VALUE

The dollar value of an Accumulation Unit for each Separate Account was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS, for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to
(i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.


CASH VALUE


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The Cash Value of the contract on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that contract. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to the contract in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

Before the due date of the first Annuity Payment, upon receipt of a written request, the Company will pay all or any portion of the Cash Value, adjusted for any applicable premium tax, to the Owner. The Company may defer payment of any Cash Value for a period of not more than seven days after the request is received in the mail at its Home Office, but it is its intent to pay as soon as possible.

The amount of the Cash Value received may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax Considerations.")

DEATH BENEFIT

If the Annuitant dies before Annuity or Income Payments begin, the Company will pay to the beneficiary the greater of (a) the Cash Value of the contract as of the date it receives proof of death at its Home Office, less any premium tax incurred, or (b) the total Purchase Payments made under the contract, less prior surrenders or outstanding cash loans.

MINIMUM ACCUMULATED VALUE BENEFIT UPON ELECTION OF AN ANNUITY--ACCOUNT QB

If an Annuity Option is elected after the tenth Contract Year, the amount applied under an Annuity Option while there is Cash Value which has not been applied to effect any Annuity or Income Options will not be less than the following:

1. the sum of all net premiums allocated to Account QB under the contract, plus

2.   the sum of all amounts transferred into Account QB, minus

3.   the sum of all amounts transferred out of Account QB, minus

4. any partial surrenders (whether paid in one sum or applied as an Annuity or Income Option), minus

5. the value of Accumulation Units credited to this contract in Account QB which are not applied to effect the Annuity.

This benefit is not available on contracts issued in California.

RIGHT TO RETURN

During the ten days following the delivery of the contract to the applicant, the applicant may return the contract to the Company by mail or in person, if for any reason the applicant has changed his or her mind. On return of the contract, the Company will pay to the applicant the Cash Value determined as of the Valuation Date next following receipt of the written request at the Company's Home Office (or any other office which the Company may designate) plus an amount equal to the difference between the Purchase Payment paid for the contract and the Net Purchase Payment. The applicant bears the investment risk during this period.


TRANSFER BETWEEN SEPARATE ACCOUNTS


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At any time up to 30 days before the due date of the first Annuity Payment, the
Owner may, upon written request to the Company, transfer all or any part of the Cash Value of the contract from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers to less than one in any six month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account to which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner at its Home Office. There is currently no Separate Account transfer charge. Once Annuity Payments begin, no further transfers may be made between the Separate Accounts.


                                PAYOUT PROVISIONS

SEPARATE ACCOUNT ALLOCATION

When Annuity Payments begin, the accumulated value in each Separate Account will be applied to provide an Annuity with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," the Owner may elect to transfer Cash Value from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an Annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. (When permitted by state law, the Company may allow the contract owner to elect an assumed net investment rate other than the 3.5% specified in the contract. In that event, the first monthly payment would differ from that shown in the contract. A higher interest rate assumption would mean a higher initial payment but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.) The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

The dollar value of an Annuity Unit for each Separate Account was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

Specifically, the Annuity Unit Value for a Separate Account as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Separate Account by the Separate Account's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of either or both of the Separate Accounts. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Separate Account by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

Subject to conditions in "Election of Options," all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary upon the death of the Annuitant, may be paid under one or more of the Annuity Options below.

AUTOMATIC OPTION--Unless otherwise specified in the application or the plan and if no election has been made, if the Annuitant is then living on the Maturity Date, the Company will pay to the Owner the first of a series of Annuity Payments based on the life of the Annuitant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the Annuity began.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6--OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Subject to the conditions described under "Election of Options" below, all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary on the death of the Annuitant, may be paid under one or more of the income options described below.

OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The first monthly payment will be paid from each Separate Account in the same proportion that the respective Cash Values bear to the total Cash Value applied as of fourteen days before the first payment is due. The second and subsequent payments from each Separate Account will be the same as the first payment under this option. The final payment will include any amount insufficient to make another full payment.

OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.")

The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period. While Income Options do not directly involve mortality risks for the Company, an Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income

Payments have been received under an Income Option. Before an Owner makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Owner of the contract. The terms of the options elected by some beneficiaries may be restricted to meet the qualification requirements of
Section 72(s) of the Internal Revenue Code. If, at the death of the Annuitant, there is no election in effect for that Annuitant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions.

NONQUALIFIED ANNUITIES

Individuals may purchase tax-deferred annuities without tax law funding limits. The Purchase Payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of an Owner when that Owner transfers the contract without adequate consideration.

The federal tax law requires nonqualified annuity contracts issued on or after January 19, 1985 to meet minimum mandatory distribution requirements upon the death of the Contract Owner. Failure to meet these requirements will cause the succeeding Contract Owner or beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends upon whether an Annuity Option is elected or whether the succeeding Owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules.

If two or more nonqualified annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before annuitization of a contract will generally be taxed on an income-first basis to the extent of income in the contract. Certain pre-August 14, 1982 deposits into a nonqualified annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the Cash Value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash withdrawal under the tax law.

With certain exceptions, the law will impose an additional tax if a Contract Owner makes a withdrawal of any amount under the contract which is allocable to an investment made after August 13, 1982. The amount of the additional tax will be 10% of the amount includable in income by the Contract Owner because of the withdrawal. The additional tax will not be imposed if the amount is received on or after the Contract Owner reaches the age of 59 1/2, or if the amount is one of a series of substantially equal periodic payments made for life or life expectancy of the taxpayer. The additional tax will not be imposed if the withdrawal or partial surrender follows the death or disability of the Contract Owner.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1.   NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

     The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

     The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1997, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $14,850 or less per year, will generally be exempt from the withholding requirements.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.



TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico, and the Bahamas. The contracts will be sold by agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity insurance contracts described herein. Tower Square is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreement to which Accounts GIS and QB, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.


                                STATE REGULATION

The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the Separate Accounts.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Life and Annuities Division of the Company.

                                   APPENDIX A

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information and financial statements relating to the Separate Accounts and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

Description of The Travelers and the Separate Accounts
         The Insurance Company
         The Separate Accounts
Investment Objectives and Policies
         The Travelers Growth and Income Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts
         Writing Covered Call Options
         Buying Put and Call Options
         Futures Contracts
         Money Market Instruments
Investment Management and Advisory Services
         Advisory Fees
         TIMCO
         TAMIC
Valuation of Assets
The Board of Managers
Distribution and Management Services
Securities Custodian
Independent Accountants
Financial Statements



-------------------------------------------------------------------------------
COPIES OF THE SAI DATED MAY 1, 1997 (FORM NO. L11895S), ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE ABOVE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.


Name:
     --------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                       AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchases










L-11895                                               TIC   Ed. 5-97
                                                      Printed in U.S.A.

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                               UNIVERSAL ANNUITY

                STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 1997
-------------------------------------------------------------------------------
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
-------------------------------------------------------------------------------
                      VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1997. A copy of the Prospectus may be obtained by writing to The Travelers
Insurance Company (the "Company"), Annuity Services, One Tower Square,
Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573. This Statement of Additional Information should be read in conjuction with the accompanying
1996 Annual Report for the Separate Accounts.

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                                                                                                      PAGE
DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY AND
THE SEPARATE ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
  The Insurance Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
  The Separate Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
  The Travelers Growth and Income Stock Account for Variable Annuities . . . . . . . . . . . . . .    3
  The Travelers Timed Growth and Income Stock Account for Variable Annuities . . . . . . . . . . .    3
  The Travelers Timed Aggressive Stock Account for Variable Annuities. . . . . . . . . . . . . . .    4
  The Travelers Quality Bond Account for Variable Annuities. . . . . . . . . . . . . . . . . . . .    5
  The Travelers Timed Bond Account for Variable Annuities. . . . . . . . . . . . . . . . . . . . .    7
  The Travelers Money Market Account for Variable Annuities. . . . . . . . . . . . . . . . . . . .    8
  The Travelers Timed Short-Term Bond Account for Variable Annuities . . . . . . . . . . . . . . .    9
DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
AVAILABLE TO THE SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  WRITING COVERED CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  BUYING PUT AND CALL OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
  FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
  MONEY MARKET INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
INVESTMENT MANAGEMENT AND ADVISORY SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  TIMCO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  TAMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
VALUATION OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
NET INVESTMENT FACTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
TELEPHONE TRANSFERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
PERFORMANCE DATA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
Yield Quotations of Account MM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
  Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB
   and Fund U. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
THE BOARD OF MANAGERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
DISTRIBUTION AND MANAGEMENT SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
SECURITIES CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
FINANCIAL STATEMENTS. . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                           AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is a wholly owned subsidiary of The Travelers Insurance Group, Inc., a holding company which is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

   The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorize the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

                            INVESTMENT RESTRICTIONS

         The Separate Accounts described below each have different investment objectives and policies, as discussed in the Prospectus under "The Managed Separate Accounts." Each Managed Separate Account has certain fundamental investment restrictions which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts."

         The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

         9.  Senior securities will not be issued.

         10. Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
             1933).

         Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

         The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

         Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS for the years ended December 31, 1994, 1995 and 1996 was 103%, 96% and 85%, respectively. The portfolio turnover rate for Account TGIS for the years ended December 31, 1994, 1995 and 1996 was 19%, 79% and 81%, respectively.


THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

         5. underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         7.  invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry;

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         12. invest in interests in oil, gas or other mineral exploration or development programs; or

         13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company ("TIMCO") have a substantial interest.

         Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

         Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS's brokerage costs. While there is no restriction on portfolio turnover, Account TAS's portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the years ended December 31, 1994, 1995 and 1996 was 142%, 113% and 98%, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

 INVESTMENT RESTRICTIONS

         The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.  Senior securities will not be issued.

         10. Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

         The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1994, 1995 and 1996 was 27%, 138% and 176%, respectively.

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TB, as defined in the 1940 Act. Account TB may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities of the United States Government, its agencies or instrumentalities, for which there is no limit);

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; Account TB has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

         5. underwrite securities, except that Account TB may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities Account TB may be deemed to be an underwriter, as defined in the 1933 Act;

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes as discussed above;

         7.  invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TB may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to brokers-dealers; all such investments must be consistent with the investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit); or

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. When consistent with its investment objectives, Account TB may purchase securities of brokers, dealers, underwriters or investment advisers. Account TB is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of Travelers Asset Management International Corporation ("TAMIC") have a substantial interest.

PORTFOLIO TURNOVER

         Brokerage costs associated with debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TB's turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account TB for the years ended December 31, 1994, 1995 and 1996 was 0%, 117% and 153%, respectively.

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

         1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities); however, in accordance with Rule 2a-7 of the 1940 Act, to which the Account is subject, the Account will not invest more than 5% of its assets in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or its instrumentalities);

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10. issue senior securities.

PORTFOLIO TURNOVER

         A portfolio turnover rate is not applicable to Account MM which invests only in money market instruments.


THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

         1. purchase any security which has a maturity date more than three years from the date such security was purchased;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the

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             borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10. issue senior securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB's turnover rate may be high since the Account is being timed by third party investment advisory services.

 A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.



           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

         Accounts GIS, TGIS, TAS and TB may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.


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

         The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

         The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

         The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

         In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

         A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

         If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

         Accounts GIS, TGIS and TAS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

         The Accounts will pay a premium in exchange for the right to purchase
(call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

         The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

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

         Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

         Accounts GIS, TGIS and TAS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Accounts may seek to protect the value of their equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. None of the Accounts will be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, the Accounts will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

         Accounts TGIS, TAS, QB and TB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

         By purchasing interest rate futures (assuming a "long" position) the Accounts will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when the Account intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

         By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), the Account will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of the Account's portfolio debt securities.

         Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

         Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

         When a futures contract is purchased, the Accounts will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

         A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

         The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the Securities and Exchange Commission. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.


SPECIAL RISKS

         While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

         In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

         Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

         The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Accounts

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

MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

         Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

         Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for


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

Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

         Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

         In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

         As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

FOREIGN BANK OBLIGATIONS

         Accounts MM and TSB may invest in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks. The obligations of foreign branches of United States banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of such securities may be held outside the United States and Accounts MM and TSB may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a United States branch of a foreign bank than about a domestic bank.

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

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES

         The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts GIS, TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1994 by virtue of contract owner approval at a meeting held on April 22, 1994. The Investment Advisory Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of contract owner approval at a meeting held on April 19, 1996.

         Travelers Asset Management International Corporation (TAMIC) furnishes investment management and advisory services to Accounts QB, MM and TB according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC, Account MM and TAMIC, and Account TB and TAMIC, were each approved by a vote of variable annuity contract owners at their meeting held on April 23, 1993.

         The agreements between Accounts GIS, TGIS, TSB and TAS and TIMCO, and the agreements between Accounts QB, MM and TB and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment advisers (see "Advisory Fees" in the prospectus);

         2. may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

         4.  will automatically terminate upon assignment.

ADVISORY FEES

         The advisory fee for each Separate Account is described in the prospectus.

         The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:

                       ACCOUNT GIS         ACCOUNT TSB        ACCOUNT TGIS       ACCOUNT TAS
                       -----------         -----------        ------------       -----------
           1994        $  1,368,700        $  821,532         $  322,065         $  279,503
           1995        $  1,700,124        $  444,144         $  479,029         $  215,616
           1996        $  2,079,020        $  267,590         $  596,659         $  259,403

         The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

                       ACCOUNT QB            ACCOUNT MM           ACCOUNT TB

           1994        $  572,484            $  262,326           $  18,297
           1995        $  547,715            $  254,985           $  62,947
           1996        $  576,329            $  253,092           $  26,799

                                     TIMCO

         Investment decisions for Accounts GIS, TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

         Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts GIS, TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts GIS, TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

         The total brokerage commissions paid by Account GIS for the fiscal years ended December 31, 1994, 1995 and 1996 were $991,682, $866,658 and
$890,690, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $658,047,320 were directed to certain brokers because of research services, of which $790,252 was paid in commissions with respect to these transactions. Commissions in the amount of $60,239 and $65,045 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 6.76% and 7.30% of Account GIS's aggregate brokerage commissions paid to such brokers during 1996. The percentage of the Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 6.94% and 6.77% respectively.

         The total brokerage commissions paid by Account TGIS for the fiscal years ended December 31, 1994, 1995 and 1996 were $40,276, $260,684 and
$307,174, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $225,598,522 were directed to certain brokers because of research services, of which $280,001 was paid in commissions with respect to these transactions. Commissions in the amount of $18,947and $20,350 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 6.17% and 6.62% of Account TGIS's aggregate brokerage commissions paid to such brokers during 1996. The percentage of the Account TGIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 6.66% and 6.44% respectively.

         The total brokerage commissions paid by Account TAS for the fiscal years ended December 31, 1994, 1995 and 1996 were $458,081, $247,733 and
$263,570, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $137,954,485 were directed to certain brokers because of research services, of which $232,328 was paid in commissions with respect to these transactions. Commissions in the amount of $7,635 and $12,755 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 2.90% and 4.84% of Account TAS's aggregate brokerage commissions paid to such brokers during 1996. The percentage of the Account TAS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 3.21% and 4.20%, respectively.

         No formulas were used in placing portfolio transactions with brokers which provided research services, and no specific amount of transactions was allocated for research services.


                                     TAMIC

         Investment advice and management for TAMIC's clients (Accounts QB, MM and TB) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts QB, MM or TB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts QB, MM or TB are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.


BROKERAGE

         Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Accounts QB and TB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Accounts QB and TB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Accounts QB and TB may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts QB and TB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Accounts QB and TB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         TAMIC may follow a policy of considering the sale of units of Account QB and TB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1994, 1995 and 1996 were $82,390, $549,540 and
$745,209, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

         The total brokerage commissions paid by Account TB for the fiscal years ended December 31, 1994, 1995 and 1996 were $46,680, $65,596 and $75,437, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services.

PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

                              VALUATION OF ASSETS

         The value of the assets of each funding option is determined on each business as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

         Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                             NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the immediately preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

         (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

         (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

         (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB, TAS and TB, LESS the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

         The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An Annuity Unit Value as of any business day is equal to
(a) the value of the Annuity Unit on the preceding business day, multiplied by
(b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                              TELEPHONE TRANSFERS

   A contract owner may place a transfer request by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a contract owner to have this privilege. All transfers must be in accordance with the terms of the Contract. Transfer instructions are currently accepted on each business day between 9:00 a.m. and 4:00 p.m., Eastern time, at 1-800-842-8573. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller.

   The Company will make a reasonable effort to record each telephone transfer conversation, but in the event that no recording is effective or available, the contract owner will remain liable for each telephone transfer effected. Additionally, the Company is not liable for acting upon instructions believed to be genuine and in accordance with the procedures described above. As a result of this policy, the contract owner may bear the risk of loss in the event that the Company follows instructions that prove to be fraudulent.

                           FEDERAL TAX CONSIDERATIONS

   The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

   Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

   Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

   If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

   Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

   The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

   To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

   The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

   Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contributionof 100% on the first 3% or 7% contribution for all eligible employes. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

   Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

   Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING

   The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

   There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

(a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

(b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

(c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 701/2 or as otherwise required by law.

   A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

   To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
     YEAR)

   The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1997, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $14,850 or less per year, will generally be exempt from periodic withholding.

   Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

   Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

                                PERFORMANCE DATA

YIELD QUOTATIONS OF ACCOUNT MM

         Yield quotations of Account MM are calculated using the base period return for a seven-day period. The base period return is calculated using a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the period; base period return per accumulation unit is equal to accrued interest on portfolio securities plus or minus amortized purchase discount or premium less all accrued expenses for investment advisory fees and mortality and expense guarantees, and less a pro rata portion of the contract administrative charge (calculated in the manner described under "Average Annual Total Return" below), divided by the accumulation unit value at the beginning of the period. Realized capital gains or losses and unrealized appreciation or depreciation of the portfolio are not included in the base period return, but are included in accumulation unit values.

         Current yield is equal to the base period return multiplied by 365, and the result divided by 7. The current yield for Account MM for the seven-day period ended December 31, 1996 was 3.98%.

         Effective yield, which includes the effects of compounding, is equal to the sum of 1 plus the base period return, raised to a power equal to 365 divided by 7, minus 1. The effective yield for Account MM for the seven-day period ended December 31, 1996 was 4.06%.

         These quotations do not reflect a deduction for any applicable surrender charge. If the surrender charge was included, yield and effective yield would be reduced.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS OF ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS, TB AND FUND U

         STANDARDIZED METHOD. Quotations of average annual total return are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to an Investment Alternative, and then related to ending redeemable values over one-, five-and ten-year periods (or fractional portions thereof). The quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual administrative charge ($15) is converted to a percentage of assets based on the actual fee collected, divided by the average net assets per contract sold under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable surrender charge at that time. For Underlying Funds that were in existence prior to the date they became available under Fund U, average annual total return calculations may include periods prior to their availability under Fund U. Such returns will be calculated by adjusting the actual returns of the underlying funds to reflect the charges that would have been assessed under Fund U had the underlying fund been available under Fund U during that period. For Accounts TGIS, TSB, TAS and TB, market timing fees are included in expenses in the calculation of performance for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily assets of the timed accounts. The performance for periods prior to May 1, 1990 does not reflect the deduction of the market timing fee.

         NONSTANDARDIZED METHOD. Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U may also show the percentage change in the value of an Accumulation Unit based on the performance of the Account over a period of time, usually for the calendar year-to-date, and for the past one- , three- , five- and seven-year periods, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. This percentage figure will reflect the deduction of any asset based charges under the contracts, but will not reflect the deduction of the semiannual administrative charge or surrender charge. The deduction of the semi-annual administrative charge or surrender charge would reduce any percentage increase or make greater any percentage decrease. For Underlying Funds that were in existence prior to the date they became available under Fund U, the percentage change in the value of an accumulation unit based on the performance of Fund U over a period of time may include periods prior to their availability under Fund U. Such returns will be calculated by adjusting the actual returns of the underlying funds to reflect the charges that would have been assessed under Fund U had the underlying fund been available under Fund U during that period.

         TOTAL RETURN QUOTATIONS FOR TIMED ACCOUNTS. Because Accounts TGIS, TSB, TAS and TB are primarily available to Contract Owners who have entered into third party market timing services agreements, the Accounts may experience wide fluctuations in assets over a given time period. Consequently, performance data computed according to both the standardized and nonstandardized methods for Accounts TGIS, TSB, TAS and TB may not always be useful in evaluating the performance of these Accounts. In addition, performance data for Accounts TGIS, TSB, TAS and TB alone will not generally be useful to the purchase of evaluating the performance of a market timing strategy that uses these Accounts.

GENERAL. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of separate accounts and mutual funds.

         Average annual total returns of each Separate Account computed according to the standardized and non-standardized methods for the periods ended December 31, 1996 are set forth in the following table.

                                                       STANDARDIZED                  NON-STANDARDIZED                   INCEPTION
                                            1 YEAR    5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS  DATE
Account GIS                                     16.18%     11.08%     11.45%     21.37%   17.52%   12.02%   11.77%         5/83
Account QB                                      -1.79%      4.81%      6.46%      3.38%    4.92%    5.90%    6.77%         5/83
Account MM                                      -1.24%      1.84%      4.32%      3.94%    3.71%    3.03%    4.62%         5/83
Account TGIS                                    14.84%      9.60%    11.43%*     20.03%   15.21%   10.57%  11.76%*       11.76%
Account TSB(1)                                  -3.10%      0.35%     3.17%*      2.07%    2.19%    1.59%   3.43%*        11/87
Account TAS                                     11.24%     10.96%    10.84%*     16.43%   12.60%   11.90%  11.14%*        11/87
Account TB                                     -15.52%      1.32%     1.99%*    -10.92%   -0.05%    2.52%   2.31%*        11/87
FUND U **--
Managed Assets Trust                             7.17%      7.81%      9.45%     12.36%   10.36%    8.83%    9.76%
High Yield Bond Trust                            9.42%      8.92%      6.90%     14.60%    8.43%    9.91%    7.21%         5/83
Capital Appreciation Fund(2)                    21/40%     15.32%     11.13%     26.60%   17.04%   16.18%   11.44%         5/83
U.S. Government Securities                      -4.99%     4.73%*          %      0.18%    4.70%    5.83%       --         1/92
Portfolio
Social Awareness Stock                          13.28%    11.46%*          %     18.47%   14.50%  12.46%*       --         5/92
Portfolio
Utilities Portfolio                              0.95%     9.57%*          %      6.12%  11.23%*       --       --         2/94
Templeton Bond Fund                              2.90%      4.63%     6.38%*      8.08%    4.84%    5.73%   6.66%*         8/88
Templeton Stock Fund                            15.70%     14.23%    11.78%*     20.89%   13.04%   15.11%  12.08%*         8/88
Templeton Asset Allocation Fund                 12.19%     11.66%    10.62%*     17.38%   10.83%   12.59%  10.92%*         8/88
Fidelity VIP High Income Portfolio               7.43%     12.63%      9.43%     12.61%    9.26%   13.53%    9.74%         9/85
Fidelity VIP Equity-Income Portfolio             7.67%     15.65%     12.01%     12.85%   16.76%   16.51%   12.32%        10/86
Fidelity VIP Growth Portfolio                    8.08%     12.84%     13.41%     13.27%   14.35%   13.74%   13.73%        10/86
Fidelity VIP II Asset Manager Portfolio          7.99%      8.88%    10.01%*     13.17%    6.63%    9.87%  10.30%*         9/89
Dreyfus Stock Index Fund                        15.81%     12.29%    11.96%*     21.00%   17.65%   13.21%  12.26%*         9/89
American Odyssey Core Equity Fund               16.42%    13.33%*         --     21.61%   17.61%  14.56%*       --         5/93
American Odyssey Emerging                       -9.29%     9.54%*         --     -4.36%   10.60%  10.85%*       --         5/93
Opportunities Fund
American Odyssey International Equity           15.16%    11.08%*         --     20.36%    9.12%  12.36%*       --         5/93
Fund
American Odyssey Long-Term Bond                 -5.12%     4.15%*         --      0.04%    4.04%   5.60%*       --         5/93
Fund
American Odyssey Intermediate-Bond              -2.54%     2.57%*         --      2.63%    3.81%   4.06%*       --         5/93
Fund
American Odyssey Short-Term Bond                -2.68%     1.84%*         --      2.49%    3.44%   3.36%*                  5/93
Fund                                                                                                   --
American Odyssey Core Equity                    14.91%    11.94%*         --     20.10%   16.15%  13..20%       --
Fund***                                                                                                 *
American Odyssey Emerging                      -10.42%     8.19%*         --     -5.55%    9.23%   9.54%*       --
Opportunities Fund***
American Odyssey                                13.67%     9.72%*         --     18.86%    7.77%  11.02%*       --
International Equity Fund***
American Odyssey Long-Term Bond                 -6.30%     2.86%*         --     -1.21%    2.74%   4.35%*       --
Fund***
American Odyssey Intermediate-Bond              -3.81%     1.29%*         --      1.36%    2.52%   2.83%*       --
Fund***
American Odyssey Short-Term Bond                -3.95%      0.58%         --      1.22%    2.15%   2.13%*       --
Fund***
Smith Barney Income and Growth                  13.12%     6.35%*         --     18.31%  18.13%*       --       --         6/94
Portfolio
Alliance Growth Portfolio                       22.57%    23.92%*         --     27.77%  25.57%*       --       --         6/94

Smith Barney International Equity               11.00%     6.12%*         --     16.18%   8.11%*       --       --         6/94
Portfolio
Putnam Diversified Income Portfolio              1.71%     7.21%*         --      6.89%   9.17%*       --       --         6/94

Smith Barney High Income Portfolio               6.57%     8.48%*         --     11.75%  10.42%*       --       --         6/94

MFS Total Return Portfolio                       7.84%     1.45%*         --     13.02%  13.32%*       --       --         6/94


* Since inception date.

** For those Fund U sub-accounts that invest in underlying funds that were in existence prior to the date on which the underlying fund became available under the Contract, performance figures represent actual returns of the underlying funds, adjusted to reflect the charges that would have been assessed had those underlying funds been offered under Fund U during the entire period shown.

***The CHART Fees are reflected in these performance figures.

(1) Formerly The Travelers Timed Money Market Account for Variable Annuities (Account TMM).

(2) Formerly Aggressive Stock Trust.

                             THE BOARD OF MANAGERS

         The investments and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


  Name                                 Present Position and Principal Occupation During Last Five Years
  ----                                 ----------------------------------------------------------------
   *Heath B. McLendon                  Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
    Chairman and Member                Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
    388 Greenwich Street               President (1994-present), Smith Barney Mutual Funds Management Inc.;
    New York, New York                 Chairman and Director of forty-one investment companies associated with
    Age 63                             Smith Barney; Chairman, Board of Trustees, Drew University; Trustee,
                                       The East New York Savings Bank; Advisory Director, First Empire State
                                       Corporation; Chairman, Board of Managers, seven Variable Annuity
                                       Separate Accounts of The Travelers Insurance Company+; Chairman, Board
                                       of Trustees, five Mutual Funds sponsored by The Travelers Insurance
                                       Company++; prior to July 1993, Senior Executive Vice President of
                                       Shearson Lehman Brothers Inc.



    Knight Edwards                     Of Counsel (1988-present), Edwards & Angell, Attorneys; Member,
    Member                             Advisory Board (1973-1994), thirty-one mutual funds sponsored by
    2700 Hospital Trust Tower          Keystone Group, Inc.; Member, Board of Managers, seven Variable Annuity
    Providence, Rhode Island           Separate Accounts of The Travelers Insurance Company+; Trustee, five
    Age 73                             Mutual Funds sponsored by The Travelers Insurance Company++.


    Robert E. McGill, III              Retired manufacturing executive.  Director (1983-1995), Executive Vice
    Member                             President (1989-1994) and Senior Vice President, Finance and
    295 Hancock Street                 Administration (1983-1989), The Dexter Corporation (manufacturer of
    Williamstown, Massachusetts        specialty chemicals and materials); Vice Chairman (1990-1992), Director
    Age 65                             (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                       (insurance); Director (1995-present), CN Bioscience Inc.
                                       (life science/biotechnology products); Director (1995-present), Chemfab
                                       Corporation (specialty materials manufacturer); Member, Board of
                                       Managers, seven Variable Annuity Separate Accounts of The Travelers
                                       Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                       Travelers Insurance Company++.


    Lewis Mandell                      Dean, College of Business Administration (1995-present), Marquette
    Member                             University; Professor of Finance (1980-1995) and Associate Dean
    606 N. 13th Street                 (1993-1995), School of Business Administration, and Director, Center
    Milwaukee, WI 53233                for Research and Development in Financial Services (1980-1995),
    Age 54                             University of Connecticut; Director (1992-present), GZA
                                       Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                       Managers, seven Variable Annuity Separate Accounts of The Travelers
                                       Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                       Travelers Insurance Company++.

   Frances M. Hawk                    Portfolio Manager (1992-present), HLM Management Company, Inc.
   Member                             (investment management); Assistant Treasurer, Pensions and Benefits.
   222 Berkeley Street                Management (1989-1992), United Technologies Corporation (broad-based
   Boston, Massachusetts              designer and manufacturer of high technology products);  Member, Board
   Age 49                             of Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company++.


   Ernest J. Wright                   Vice President and Secretary (1996-present) Assistant Secretary (1994-1996),
   Secretary to the Board             Counsel (1987-present), The Travelers Insurance Company; Secretary,
   One Tower Square                   Board of Managers, seven Variable Annuity Separate Accounts of The
   Hartford, Connecticut              Travelers Insurance Company+; Secretary, Board of Trustees, five
   Age 56                             Mutual Funds sponsored by The Travelers Insurance Company++.


   Kathleen A. McGah                  Assistant Secretary and Counsel (1995-present), The Travelers Insurance
   Assistant Secretary to the Board   Company; Assistant Secretary, Board  of Managers, seven Variable Annuity
   One Tower Square                   Separate Accounts of The Travelers Insurance Company+; Assistant
   Hartford, Connecticut              Secretary, Board of Trustees, five  Mutual Funds sponsored by The
   Age 46                             Travelers Insurance Company++.  Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust. Variable Annuities.


         * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

         Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

                      DISTRIBUTION AND MANAGEMENT SERVICES

         Under the terms of a Distribution and Management Agreement between each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Distribution and Management Agreements between the Company and Accounts TGIS, TSB, TAS and TB, the Company deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

         The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:

                           SEPARATE ACCOUNT           1996                1995               1994
                           ----------------           ----                ----               ----
                           GIS                 $ 5,889,123         $ 4,557,639        $ 4,025,788
                           QB                  $ 2,322,938         $ 2,119,384        $ 2,156,643
                           MM                  $ 1,141,046         $ 1,122,833        $ 1,107,288
                           U                   $43,929,076         $27,747,007        $17,248,780
                           TGIS                $ 2,727,368         $ 1,986,950        $ 1,409,471
                           TSB                 $ 1,217,057         $ 1,860,151        $ 3,525,570
                           TAS                 $ 1,196,757         $   906,250        $ 1,238,375
                           TB                  $    77,050         $   179,197        $    47,835


                              SECURITIES CUSTODIAN

         Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB.

                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U. The services provided to these Separate Accounts include primarily the audit of the Accounts' financial statements. The financial statements for the year ended December 31, 1996 of Account GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U appear in the Annual Reports for each, which are incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS


---------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                       1996         1995          1994
---------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $1,379       $1,496       $ 1,492
Net investment income                                              1,887        1,824         1,702
Realized investment gains                                             65          106            13
Other                                                                298          221           199
---------------------------------------------------------------------------------------------------
         Total revenues                                            3,629        3,647         3,406
---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                              1,163        1,185         1,216
Interest credited to contractholders                                 830          967           961
Amortization of deferred acquisition costs and
   value of insurance in force                                       281          290           281
Other operating expenses                                             380          368           351
---------------------------------------------------------------------------------------------------
         Total benefits and expenses                               2,654        2,810         2,809
---------------------------------------------------------------------------------------------------

Income from continuing operations before
   federal income taxes                                              975          837           597
---------------------------------------------------------------------------------------------------

Federal income taxes:
  Current expense (benefit)                                          284          233           (96)
  Deferred                                                            58           57           307
---------------------------------------------------------------------------------------------------
         Total federal income taxes                                  342          290           211
---------------------------------------------------------------------------------------------------

Income from continuing operations                                    633          547           386

Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $18 and $83)           --           72           150
   Gain on disposition (net of taxes of $14, $68 and $18)             26          131             9
---------------------------------------------------------------------------------------------------
         Income from discontinued operations                          26          203           159
---------------------------------------------------------------------------------------------------

Net income                                                           659          750           545
Retained earnings beginning of year                                2,312        1,562         1,017
Dividends to parent                                                  500           --            --
---------------------------------------------------------------------------------------------------
Retained earnings end of year                                     $2,471       $2,312       $ 1,562
---------------------------------------------------------------------------------------------------





                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

-------------------------------------------------------------------------------------------------------
(at December 31, in millions)                                                        1996          1995
-------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost, $18,515; $18,187)       $18,846       $18,842
Equity securities, at fair value (cost, $325; $182)                                   332           224
Mortgage loans                                                                      2,883         3,626
Real estate held for sale, net of accumulated depreciation of $0; $9                  297           293
Policy loans                                                                        1,910         1,888
Short-term securities                                                                 891         1,554
Other investments                                                                   1,235           874
-------------------------------------------------------------------------------------------------------
         Total investments                                                         26,394        27,301
-------------------------------------------------------------------------------------------------------
Cash                                                                                   74            73
Investment income accrued                                                             343           338
Premium balances receivable                                                           105           107
Reinsurance recoverables                                                            3,858         4,107
Deferred acquisition costs and value of insurance in force                          2,133         1,962
Separate and variable accounts                                                      9,023         6,949
Other assets                                                                        1,043         1,464
-------------------------------------------------------------------------------------------------------
         Total assets                                                             $42,973       $42,301
-------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                              $13,693       $14,525
Future policy benefits                                                             11,450        11,783
Policy and contract claims                                                            536           571
Separate and variable accounts                                                      8,948         6,916
Commercial paper                                                                       50            73
Deferred federal income taxes                                                          57            32
Other liabilities                                                                   1,911         2,173
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                         36,645        36,073
-------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million
 shares authorized, issued and outstanding                                            100           100
Additional paid-in capital                                                          3,170         3,134
Retained earnings                                                                   2,471         2,312
Unrealized investment gains, net of taxes                                             587           682
-------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                 6,328         6,228
-------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                               $42,973       $42,301
-------------------------------------------------------------------------------------------------------



                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

----------------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                          1996            1995           1994
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                               $  1,387        $  1,346        $ 1,394
  Net investment income received                                      1,910           1,855          1,719
  Other revenues received (expense paid)                                131              90             (2)
  Benefits and claims paid                                           (1,060)           (846)        (1,115)
  Interest credited to contractholders                                 (820)           (960)          (868)
  Operating expenses paid                                              (343)           (615)          (536)
  Income taxes paid                                                    (328)            (63)           (27)
  Other                                                                 (70)           (137)           (81)
----------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                         807             670            484
      Net cash provided by (used in) discontinued operations           (350)           (596)           233
----------------------------------------------------------------------------------------------------------
      Net cash provided by operations                                   457              74            717
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                  1,928           1,974          2,528
    Mortgage loans                                                      917             680          1,266
  Proceeds from sales of investments
    Fixed maturities                                                  9,101           6,773          1,316
    Equity securities                                                   479             379            357
    Mortgage loans                                                      178             704            546
    Real estate held for sale                                           210             253            728
  Purchases of investments
    Fixed maturities                                                (11,556)        (10,748)        (4,594)
    Equity securities                                                  (594)           (305)          (340)
    Mortgage loans                                                     (470)           (144)          (102)
  Policy loans, net                                                     (23)           (325)          (193)
  Short-term securities, (purchases) sales, net                         498             291           (367)
  Other investments, (purchases) sales, net                            (137)           (267)          (299)
  Securities transactions in course of settlement                       (52)            258             24
  Net cash provided by (used in) investing activities of
    discontinued operations                                             348           1,425           (261)
----------------------------------------------------------------------------------------------------------
      Net cash provided by investing activities                         827             948            609
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance (redemption) of short-term debt, net                         (23)             (1)            73
  Contractholder fund deposits                                        2,493           2,705          1,951
  Contractholder fund withdrawals                                    (3,262)         (3,755)        (3,357)
  Dividends to parent company                                          (500)             --             --
  Return of capital to parent company                                    --              --            (23)
  Net cash provided by financing activities
    of discontinued operations                                           --              --             84
 Other                                                                    9              --             (2)
----------------------------------------------------------------------------------------------------------
      Net cash used in financing activities                          (1,283)         (1,051)        (1,274)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                    $      1        $    (29)       $    52
----------------------------------------------------------------------------------------------------------
Cash at December 31                                                $     74        $     73        $   102
----------------------------------------------------------------------------------------------------------


                 See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.     NATURE OF OPERATIONS

       The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI). TIGI is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through the Company). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company principally operates through two major business units within its Life Insurance Services segment:

       - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Smith Barney Inc., an affiliate of the Company, and a core group of approximately 500 independent agencies. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

       - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of more than 86,000 full and part-time independent representatives.

       The Company sold group life and health insurance through its Managed Care and Employee Benefits Operations segment (MCEBO) through 1994. See Note 4.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are: The Travelers Life and Annuity Company (TLAC), and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

       As discussed in Note 4 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife) and also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date had been accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses. All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. MCEBO marketed group life and health insurance, managed health care programs and administrative services associated with employee benefit plans.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       As more fully described in Note 4, all of the operations comprising MCEBO are presented as a discontinued operation and, accordingly, prior year amounts have been restated.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

       Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

       Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1996 and 1995. Information concerning derivative financial instruments is included in Note 8.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Deferred Acquisition Costs and Value of Insurance in Force

       Costs of acquiring individual life insurance, annuities and health business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and guaranteed renewable health contracts, including long-term care, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for guaranteed renewable health, a 10- to 20-year period, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

       Separate and Variable Accounts

       Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Goodwill

       Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value, which in the view of management, would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 8.6%.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

       Permitted Statutory Accounting Practices

       The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

       Interest Credited to Contractholders

       Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires that long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's results of operations, financial condition, or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by $2.8 million and $1.3 million in 1996 and 1995, respectively.

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's results of operations, financial condition, or liquidity.

4.     DISPOSITIONS AND DISCONTINUED OPERATIONS

       In December 1994, the Company and its affiliates sold their group dental insurance business to MetLife for $52 million and recognized a gain of $9 million net of taxes. On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

       On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction. Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

       On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash recognizing a gain of $111 million after-tax. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.     DISPOSITIONS AND DISCONTINUED OPERATIONS, Continued

       All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations for the years ended December 31, 1996, 1995 and 1994 amounted to $85.6 million, $1.2 billion and $3.3 billion, respectively. The assets and liabilities of the discontinued operations have not been segregated in the consolidated balance sheet as of December 31, 1996 and 1995. The assets and liabilities of the discontinued operations consist primarily of investments and insurance-related assets and liabilities. At December 31, 1996, these assets and liabilities each amounted to $180 million. At December 31, 1995, these assets and liabilities each amounted to $1.8 billion.

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect, wholly owned subsidiary of the Company, to TIGI, as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

5.     COMMERCIAL PAPER AND LINES OF CREDIT

       The Company issues commercial paper directly to investors and had $50 million outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1996.

       Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility which expires in 2001. At December 31, 1996, $100 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1996, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. Since June 1994, the Company is reinsuring its life insurance risks via first dollar quota share treaties on an 80%/20% basis. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies which vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

       The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, Travelers Property Casualty Corp. (TAP).

       A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below (in millions):

-------------------------------------------------------------------------------
                                             1996           1995           1994
-------------------------------------------------------------------------------
Written Premiums:
   Direct                                 $ 1,982        $ 2,166        $ 2,153

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (284)          (374)          (358)
      Non-affiliated companies               (309)          (302)          (306)
-------------------------------------------------------------------------------
   Total net written premiums             $ 1,394        $ 1,490        $ 1,489
-------------------------------------------------------------------------------


Earned Premiums:
   Direct                                 $ 1,897        $ 2,067        $ 2,301

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (219)          (283)          (384)
      Non-affiliated companies               (315)          (298)          (305)
-------------------------------------------------------------------------------
   Total  net earned premiums             $ 1,368        $ 1,486        $ 1,612
-------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE, Continued

       Reinsurance recoverables at December 31, include amounts recoverable on unpaid and paid losses and were as follows (in millions):

--------------------------------------------------------------------------------
                                                             1996           1995
--------------------------------------------------------------------------------
Reinsurance Recoverables:
   Life and accident and health business:
      Non-affiliated companies                             $1,497         $1,744

   Property-casualty business:
      Affiliated companies                                  2,361          2,363
--------------------------------------------------------------------------------

   Total  Reinsurance Recoverables                         $3,858         $4,107
================================================================================

       Total reinsurance recoverables at December 31, 1996 and 1995 include $720 million and $929 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 4.

7.     SHAREHOLDER'S EQUITY

       Additional Paid-In Capital

       The increase of $36 million in additional paid-in capital during 1996 is due primarily to contributions of non-insurance subsidiaries from TIGI.

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 15.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income, which includes all insurance subsidiaries, was $656 million, $235 million and $100 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       The Company's statutory capital and surplus was $3,442 million and $3,197 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $507 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

       In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL
       INSTRUMENTS

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

       These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

       The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

       The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

       Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

       At December 31, 1996 and 1995, the Company held financial futures contracts with notional amounts of $169 million and $68 million, respectively, and a deferred gain of $1 million and a deferred loss of $.2 million, respectively. Total gains from financial futures of $2 million were deferred at December 31, 1996. These deferred gains, which relate to anticipated investment purchases and investment product sales expected to occur by the end of the second quarter of 1997, are reported as other liabilities. At December 31, 1996 and 1995, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

       The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $1 million at December 31, 1996.

       Financial Instruments with Off-Balance Sheet Risk

       In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996 and 1995, investments in fixed maturities had a carrying value and a fair value of $18.8 billion. See Note 15.

       At December 31, 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value, compared with a carrying value of $3.6 billion, which approximated fair value at December 31, 1995. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $154 million and $647 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $825 million and $1.3 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       At December 31, 1996, contractholder funds with defined maturities had a carrying value of $1.7 billion and a fair value of $1.7 billion, compared with a carrying value of $2.4 billion and a fair value of $2.5 billion at December 31, 1995. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996, compared with a carrying value of $9.3 billion and a fair value of $9.0 billion at December 31, 1995. These contracts generally are valued at surrender value.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.1 billion and $1.1 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.6 billion, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.0 billion and $.9 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.4 billion, respectively, at December 31, 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The carrying values of cash, short-term securities, investment income accrued and commercial paper approximated their fair values.

       The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

9.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       See Note 8 for a discussion of financial instruments with off-balance sheet risk.

       Litigation

       The Company is a defendant or codefendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.    BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 and 1994.

       Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1996, 1995 and 1994.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


10.    BENEFIT PLANS, Continued

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

       401(K) Savings Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's matching obligation was not significant in 1996, 1995 and 1994.

11.    RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by the Company. Settlements for these payments between the Company and its affiliates are made regularly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       An affiliate maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $196 million and $1.4 billion at December 31, 1996 and 1995, respectively, and is included in short-term securities in the consolidated balance sheet.

       The Company sells structured settlement annuities to TAP in connection with the settlement of certain policyholder obligations. Such deposits were $40 million, $38 million and $39 million for 1996, 1995 and 1994, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



11.    RELATED PARTY TRANSACTIONS, Continued

       The Company markets deferred annuity products and life and health insurance through its affiliate, Smith Barney Inc. Premiums and deposits related to these products were $820 million, $583 million and $161 million in 1996, 1995 and 1994, respectively.

       At December 31, 1996 and 1995, the Company had an investment of $22 million and $24 million, respectively, in bonds of its affiliate, CCC. This is included in fixed maturities in the consolidated balance sheet.

       The Company had an investment of $648 million and $445 million in common stock of Travelers Group at December 31, 1996 and 1995, respectively. This investment is carried at fair value.

12.    LEASES

       Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $24 million, $22 million and $23 million in 1996, 1995 and 1994, respectively.

       -----------------------------------------------------------
                                                 Minimum operating
       (in millions)                               rental payments
       -----------------------------------------------------------
       Year ending December 31,
             1997                                             $ 57
             1998                                               49
             1999                                               41
             2000                                               39
             2001                                               42
             Thereafter                                        362
       -----------------------------------------------------------
                                                              $590
       -----------------------------------------------------------

       The Company is reimbursed by affiliates of TIGI for utilization of space and equipment. Future sublease rental income of approximately $92 million will partially offset these commitments. Minimum future capital lease payments are not significant.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES

       (in millions)                                      1996           1995          1994
       -------------------------------------------------------------------------------------
       Effective tax rate
       Income before federal income taxes                 $975           $837          $597
       Statutory tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Expected federal income taxes                      $341           $293          $209
       Tax effect of:
          Nontaxable investment income                      (3)            (4)           (4)
          Other, net                                         4              1             6
       -------------------------------------------------------------------------------------
       Federal income taxes (benefit)                     $342           $290          $211
       -------------------------------------------------------------------------------------
       Effective tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Composition of federal income taxes
       Current:
          United States                                   $263           $220         $(108)
          Foreign                                           21             13            12
       -------------------------------------------------------------------------------------
             Total                                         284            233           (96)
       -------------------------------------------------------------------------------------
       Deferred:
          United States                                     57             52           302
          Foreign                                            1              5             5
       -------------------------------------------------------------------------------------
             Total                                          58             57           307
       -------------------------------------------------------------------------------------
       Federal income taxes                               $342           $290          $211
       -------------------------------------------------------------------------------------

       Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1996 and 1995 were $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       The net deferred tax liabilities at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in millions)                                                            1996      1995
       ---------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                               $ 510     $ 447
         Contractholder funds                                                     32        54
         Operating lease reserves                                                 71        56
         Other employee benefits                                                 104        74
         Other                                                                   121       208
       ---------------------------------------------------------------------------------------
           Total                                                                 838       839
       ---------------------------------------------------------------------------------------
       Deferred tax liabilities:
         Deferred acquisition costs and value of insurance in force              571       538
         Investments, Net                                                        131       152
         Other                                                                    93        81
       ---------------------------------------------------------------------------------------
           Total                                                                 795       771
       ---------------------------------------------------------------------------------------
       Net deferred tax asset before valuation allowance                          43        68
       Valuation allowance for deferred tax assets                              (100)     (100)
       ---------------------------------------------------------------------------------------
       Net deferred tax (liability) asset after valuation allowance            $ (57)    $ (32)
       ---------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated return on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

       At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

14.    NET INVESTMENT INCOME


       (For the year ended December 31, in millions)            1996           1995           1994
       -------------------------------------------------------------------------------------------
       Gross investment income
       Fixed maturities                                       $1,328         $1,191         $1,082
       Mortgage loans                                            331            419            511
       Policy loans                                              156            163            110
       Real estate held for sale                                  94            111            174
       Other                                                      77             97             52
       -------------------------------------------------------------------------------------------
                                                               1,986          1,981          1,929
       -------------------------------------------------------------------------------------------

       Investment expenses                                        99            157            227
       -------------------------------------------------------------------------------------------
       Net investment income                                  $1,887         $1,824         $1,702
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:

       (For the year ended December 31, in millions)            1996          1995         1994
       ----------------------------------------------------------------------------------------
       Realized
       Fixed maturities                                         $(63)         $(43)         $(3)
       Equity securities                                          47            36           18
       Mortgage loans                                             49            47            -
       Real estate held for sale                                  33            18            -
       Other                                                      (1)           48           (2)
       -----------------------------------------------------------------------------------------
       Realized investment gains                                $ 65          $106          $13
       ----------------------------------------------------------------------------------------

       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       (For the year ended December 31, in millions)           1996           1995            1994
       -------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                       $(323)        $1,974         $(1,319)
       Equity securities                                        (35)            46             (25)
       Other                                                    220            200             165
       -------------------------------------------------------------------------------------------
                                                               (138)         2,220          (1,179)
       Related taxes                                            (43)           778            (412)
       -------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)           (95)         1,442            (767)
       Balance beginning of year                                682           (760)              7
       -------------------------------------------------------------------------------------------
       Balance end of year                                    $ 587         $  682         $  (760)
       --------------------------------------------------------------------------------------------

       The initial adoption of FAS 115 resulted in an increase of approximately $232 million (net of taxes) to net unrealized gains in 1994.

       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $9.1 billion and $6.8 billion in 1996 and 1995, respectively. Gross gains of $107 million and $80 million and gross losses of $175 million and $124 million in 1996 and 1995, respectively, were realized on those sales.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The amortized cost and fair value of investments in fixed maturities were as follows:

       ---------------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------------
                                                               Gross           Gross
                                          Amortized       unrealized      unrealized            Fair
       (in millions)                           cost            gains          losses           value
       ---------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 3,755             $ 69             $23         $ 3,801
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,188               50               4           1,234
          Obligations of states,
             municipalities and
             political subdivisions              76                1               1              76
          Debt securities issued by
             foreign governments                565               24               3             586
          All other corporate bonds          12,925              259              41          13,143
          Redeemable preferred stock              6                -               -               6
       ---------------------------------------------------------------------------------------------
          Total                             $18,515             $403             $72         $18,846
       ---------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       -----------------------------------------------------------------------------------------------
       December 31, 1995
       -----------------------------------------------------------------------------------------------
                                                                 Gross           Gross
                                          Amortized         unrealized      unrealized            Fair
       (in millions)                           cost              gains          losses           value
       -----------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 4,174               $103             $15         $ 4,262
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,327                116               -           1,443
          Obligations of states,
             municipalities and
             political subdivisions              91                  2               -              93
          Debt securities issued by
             foreign governments                311                 17               -             328
          All other corporate bonds          12,283                442              10          12,715
          Redeemable preferred stock              1                  -               -               1
       -----------------------------------------------------------------------------------------------
          Total                             $18,187               $680             $25         $18,842
       -----------------------------------------------------------------------------------------------


       The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       -------------------------------------------------------------------------------------------
       Maturity                                                            Amortized          Fair
       (in millions)                                                            cost         value
       -------------------------------------------------------------------------------------------
       Due in one year or less                                               $   971       $   975
       Due after 1 year through 5 years                                        4,970         5,043
       Due after 5 years through 10 years                                      4,871         4,946
       Due after 10 years                                                      3,949         4,083
       -------------------------------------------------------------------------------------------
                                                                              14,761        15,047
       Mortgage-backed securities                                              3,754         3,799
       -------------------------------------------------------------------------------------------
          Total                                                              $18,515       $18,846
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company makes investments in collateralized mortgage obligations
       (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

       At December 31, 1996 and 1995, the Company held CMOs, classified as available for sale with a fair value of $1.9 billion and $2.3 billion, respectively. Approximately 88% and 89% of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995. In addition, the Company held $843.5 million and $917 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1996 and 1995, respectively. Virtually all of these securities are rated AAA. The Company also held $1.4 billion and $1.3 billion of securities that are backed primarily by credit card or car loan receivables at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and fair values of investments in equity securities were as follows:

       ---------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------
                                                            Gross         Gross
                                                       unrealized    unrealized           Fair
       (in millions)                           Cost         gains        losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $211           $38           $30           $219
       Nonredeemable preferred stocks           114             2             3            113
       ---------------------------------------------------------------------------------------
         Total                                 $325           $40           $33           $332
       ---------------------------------------------------------------------------------------


       ---------------------------------------------------------------------------------------
       December 31, 1995
       ---------------------------------------------------------------------------------------
                                                            Gross        Gross
                                                       unrealized   unrealized           Fair
       (in millions)                           Cost         gains       losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $138           $48           $5           $181
       Nonredeemable preferred stocks            44             2            3             43
       --------------------------------------------------------------------------------------
         Total                                 $182           $50           $8           $224
       --------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Proceeds from sales of equity securities were $479 million and $379 million in 1996 and 1995, respectively. Gross gains of $64 million and $27 million and gross losses of $11 million and $2 million in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.


       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following (in millions):

       ----------------------------------------------------------------------------
                                                                1996           1995
       ----------------------------------------------------------------------------
       Current mortgage loans                                 $2,832         $3,385

       Underperforming mortgage loans                             51            241
       ----------------------------------------------------------------------------
              Total                                            2,883          3,626
       ----------------------------------------------------------------------------

       Real estate held for sale                                 297            293
       ----------------------------------------------------------------------------
              Total                                           $3,180         $3,919
       ----------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       ----------------------------------------------------
       (in millions)
       ----------------------------------------------------
       Past maturity                                 $   78
       1997                                             299
       1998                                             349
       1999                                             293
       2000                                             364
       2001                                             224
       Thereafter                                     1,276
       ----------------------------------------------------
           Total                                     $2,883
       ----------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Concentrations

       At December 31, 1996 and 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 11.

       Included in fixed maturities are below investment grade assets totaling $1.1 billion and $1.0 billion at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                    $1,959            $1,226
       Finance                                                                     1,823             1,491
       Electric utilities                                                          1,093             1,023
       Oil and gas                                                                   652               861
       ---------------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals above, were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                     $   1            $    8
       Finance                                                                        65                56
       Electric utilities                                                             49                26
       Oil and gas                                                                    58                66
       ---------------------------------------------------------------------------------------------------

       At December 31, 1996 and 1995, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       California                                                                 $  643         $     736
       New York                                                                      297               400
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $258 million and $332 million at December 31, 1996 and 1995, respectively.

       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       ----------------------------------------------------------------------------------------------
       (in millions)                                                              1996           1995
       ----------------------------------------------------------------------------------------------
       Office                                                                   $1,195         $1,513
       Agricultural                                                                677            556
       Retail                                                                      307            426
       Apartment                                                                   284            580
       ----------------------------------------------------------------------------------------------

       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were as follows:


       ----------------------------------------------------------------------------------------
       (in millions)                                                           1996        1995
       ----------------------------------------------------------------------------------------
       Mortgage loans                                                           $ 7         $18
       Real estate                                                               37          65
       Fixed maturities                                                           -           4
       ----------------------------------------------------------------------------------------
       Total                                                                    $44         $87
       ----------------------------------------------------------------------------------------


       Restructured Investments

       The Company had mortgage loans and debt securities which were restructured at below market terms totaling approximately $18 million and $67 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $5 million in 1996 and $16 million in 1995. Interest on these assets, included in net investment income, aggregated $2 million and $8 million in 1996 and 1995, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



16.    DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $21.9 billion of life and annuity deposit funds and reserves. Of that total, $11.6 billion is not subject to discretionary withdrawal based on contract terms. The remaining $10.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $1.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.4 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.2 billion of liabilities are surrenderable without charge. More than 11% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

17.    RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
       ACTIVITIES

       The following table reconciles net income to net cash provided by operating activities:


       ----------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)           1996          1995          1994
       ----------------------------------------------------------------------------------------
       Net income from continuing operations                  $ 633         $ 547         $ 386
          Adjustments to reconcile net income to
           net cash provided by operating activities
           Realized gains                                       (65)         (106)          (13)
           Deferred federal income taxes                         58            57           307
           Amortization of deferred policy acquisition
              costs and value of insurance in force             281           290           281
           Additions to deferred policy acquisition costs      (350)         (454)         (435)
           Investment income accrued                              2            (9)          (47)
           Premium balances receivable                           (6)           (8)            5
           Insurance reserves and accrued expenses               (1)          291           212
           Other                                                255            62          (212)
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operating activities                             807           670           484
           Net cash provided by (used in)
               discontinued operations                         (350)         (596)          233
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operations                                     $ 457         $  74         $ 717
       ----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



18.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 4); b) the 1995 return of capital of Transport to TIGI (see Note 4); c) the acquisition of real estate through foreclosures of mortgage loans amounting to $117 million, $97 million and $229 million in 1996, 1995 and 1994, respectively; d) the acceptance of purchase money mortgages for sales of real estate aggregating $23 million, $27 million and $96 million in 1996, 1995 and 1994, respectively; and e) the 1994 exchange of $23 million of the Company's investment in Travelers Group common stock for $35 million of Travelers Group nonredeemable preferred stock.

                                  THETRAVELERS



                                 THE TRAVELERS

                               VARIABLE ANNUITIES

                INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                          PENSION AND PROFIT-SHARING,

                      SECTION 403(b) AND SECTION 408, AND

                         DEFERRED COMPENSATION PROGRAMS












L-11165S                                                  TIC  Ed. 5-97
                                                          Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                   GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS

                                  MAY 1, 1997


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1997. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.


                               TABLE OF CONTENTS

                                                                                                      PAGE
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT . . . . . . . . . . . . . . . . . . . . .          2
    The Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
    The Separate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . .           4
    WRITING COVERED CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
    BUYING PUT AND CALL OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5
    FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5
    MONEY MARKET INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
INVESTMENT MANAGEMENT AND ADVISORY SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . .          10
    Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
TIMCO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10
    Brokerage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11
VALUATION OF ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11
THE BOARD OF MANAGERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12
DISTRIBUTION AND MANAGEMENT SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
SECURITIES CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
INDEPENDENT ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          F-1
FINANCIAL STATEMENTS - THE TRAVELERS INSURANCE COMPANY . . . . . . . . . . . . . . . . . . . .          F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS), which serves as the funding vehicle for the Variable Annuity contract described in the Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of Account GIS are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

Account GIS was established on September 22, 1967 and is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks) which are compatible with its stated investment policies.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective and fundamental investment restrictions of Account GIS are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act. Additionally, in accomplishing its investment objectives, Account GIS uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques" on page 4.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of Account GIS will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
         1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1994, 1995 and 1996 were 103%, 96% and 85%, respectively.


          DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange (the "Exchange"), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, Account GIS will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract.
In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities.
Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case.
Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. Account GIS will incur brokerage fees in connection with its futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, Account GIS realizes a gain; if it is more, Account GIS realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Account GIS realizes a gain; if less, a loss. While futures positions taken by Account GIS will usually be liquidated in this manner, Account GIS may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that Account GIS will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the Exchange and the Chicago Mercantile Exchange.

The investment adviser does not believe Account GIS to be a "commodity pool" as defined under the Commodity Exchange Act. Account GIS will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts which it has entered into. Account GIS will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities which it holds or which it expects to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of its hedging intent, Account GIS expects that on seventy-five percent (75%) or more of the occasions on which it purchases a long futures contract, it will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while Account GIS may benefit from the use of such futures, unanticipated changes in stock price movements may result in a poorer overall performance for Account GIS than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and Account GIS may be exposed to risk of loss. The investment adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment adviser may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by Account GIS is intended primarily to limit transaction and borrowing costs. At no time will Account GIS use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. However, the investment adviser believes that over time the value of Account GIS's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

Account GIS will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, Account GIS does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Account GIS must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed;
(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, Account GIS will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES

         The investments and administration of Account GIS are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Account GIS according to the terms of a written Investment Advisory Agreement. The agreement between Account GIS and TIMCO was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993, and amended effective May 1, 1994 by virtue of Contract Owner approval at a meeting held on April 22, 1994.

The agreement will continue in effect as described below in (3), as required by the 1940 Act. The agreement:

1. provides that for investment management and advisory services, the Company will pay TIMCO, on an annual basis, an advisory fee based on the current value of the assets of Account GIS (see "Advisory Fees" below);

2. may not be terminated by TIMCO without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers of the Account or by vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of Account GIS. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to the agreement or interested persons of any party to the agreement, cast in person, at a meeting called for the purpose of voting on such approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement; and

4.       will automatically terminate upon assignment.

ADVISORY FEES

For furnishing investment management and advisory services to Account GIS, TIMCO is paid an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. The fee is computed daily and paid monthly. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1994, 1995 and 1996 were $1,368,700, $1,700,124, and $2,079,020, respectively.


                                     TIMCO

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge.
The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ended December 31, 1994, 1995 and 1996 were $991,682, $866,658 and $890,690, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $658,047,320 were directed to certain brokers because of research services, of which $790,252 was paid in commissions with respect to these transactions. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. Commissions in the amount of $60,239 and $65,045 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 6.76% and 7.30% of Account GIS's aggregate brokerage commissions paid to such brokers during 1996. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 6.94%% and 6.77%, respectively.


                              VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the Exchange. If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.




                             THE BOARD OF MANAGERS

The investments and administration of Account GIS are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Account. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

 Name                                 Present Position and Principal Occupation During Last Five Years
 ----                                 ----------------------------------------------------------------
 *Heath B. McLendon                   Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                 Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street                President (1994-present), Smith Barney Mutual Funds Management Inc.;
  New York, New York                  Chairman and Director of forty-one investment companies associated with
  Age 63                              Smith Barney; Chairman, Board of Trustees, Drew University; Trustee,
                                      The East New York Savings Bank; Advisory Director, First Empire State
                                      Corporation; Chairman, Board of Managers, seven Variable Annuity
                                      Separate Accounts of The Travelers Insurance Company+; Chairman, Board
                                      of Trustees, five Mutual Funds sponsored by The Travelers Insurance
                                      Company++; prior to July 1993, Senior Executive Vice President of
                                      Shearson Lehman Brothers Inc.

  Knight Edwards                      Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
  Member                              Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
  2700 Hospital Trust Tower           sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
  Providence, Rhode Island            Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Age 73                              Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                      Company.++

  Robert E. McGill, III               Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                              President (1989-1994) and Senior Vice President, Finance and
  295 Hancock Street                  Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts         specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Age 65                              (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                      (insurance); Director (1995-present), CN Bioscience, Inc.
                                      (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Lewis Mandell                       Dean, College of Business Administration (1995-present), Marquette
  Member                              University; Professor of Finance (1980-1995) and Associate Dean
  606 N. 13th Street                  (1993-1995), School of Business Administration, and Director, Center
  Milwaukee, WI 53233                 for Research and Development in Financial Services (1980-1995),
  Age 54                              University of Connecticut; Director (1992-present), GZA
                                      Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Frances M. Hawk                     Portfolio Manager (1992-present), HLM Management Company, Inc.
  Member                              (investment management); Assistant Treasurer, Pensions and Benefits.
  222 Berkeley Street                 Management (1989-1992), United Technologies Corporation (broad- based
  Boston, Massachusetts               designer and manufacturer of high technology products); Member, Board
  Age 49                              of Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Ernest J. Wright                    Vice President and Secretary (1996-present) Assistant Secretary (1994-1996),
  Secretary to the Board              Counsel (1987-present), The Travelers Insurance Company; Secretary, Board of Managers,
  One Tower Square                    seven Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 56                              Travelers Insurance Company.++

  Kathleen A. McGah                   Assistant Secretary and Counsel (1995-present), The Travelers Insurance
  Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
  One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
  Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 45                              Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.
++ These five Mutual Funds are:  Capital Appreciation Fund, Cash Income Trust,
   High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.
 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.

                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement between Account GIS, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.

The Company received $4,025,788, $4,557,639 and $5,889,123 from Account GIS during the fiscal years ended December 31, 1994, 1995 and 1996, respectively, for services provided under the Distribution and Management Agreement.

                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Account GIS.

                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Account GIS. The services provided to Account GIS include primarily the audit of the Account's financial statements. The financial statements for the year ended December 31, 1996 of Account GIS appear in the Annual Report which is incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon in reliance upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                             TIC FINANCIALS HERE

                          TheTRAVELERS (logo umbrella)

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs
                              Section 403(b) Plans




L-11161S                                              TIC Ed. 5-97
                                                      Printed in U.S.A

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

--------------------------------------------------------------------------------

                        GROUP VARIABLE ANNUITY CONTRACTS
                    ISSUED BY THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS
                    UNDER PENSION AND PROFIT-SHARING PROGRAMS

                                   May 1, 1997


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1997. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Marketing, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.


                                TABLE OF CONTENTS

                                                                                   PAGE
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ......................        2
      The Insurance Company..................................................        2
      The Separate Accounts .................................................        2

INVESTMENT OBJECTIVES AND POLICIES ..........................................        2
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
        FOR VARIABLE ANNUITIES ..............................................        3
      THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES .............        4

DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
      TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS .........................        6

      WRITING COVERED CALL OPTIONS ..........................................        6
      BUYING PUT AND CALL OPTIONS  ..........................................        7
      FUTURES CONTRACTS .....................................................        8
      MONEY MARKET INSTRUMENTS ..............................................       10

INVESTMENT MANAGEMENT AND ADVISORY SERVICES .................................       12
      Advisory Fees .........................................................       13
      TIMCO..................................................................       13
      TAMIC..................................................................       14

VALUATION OF ASSETS .........................................................       16
THE BOARD OF MANAGERS .......................................................       16
DISTRIBUTION AND MANAGEMENT SERVICES ........................................       18
SECURITIES CUSTODIAN ........................................................       18
INDEPENDENT ACCOUNTANTS .....................................................       19
FINANCIAL STATEMENTS - THE TRAVELERS INSURANCE COMPANY ......................     FS-1




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             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this Statement of Additional Information meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment Company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:      The primary objective of Account GIS is long-term
                  accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:       The primary objective of Account QB is current income,
                  moderate capital volatility and total return. Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.


                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques" on page 6.



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The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.



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6.       Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1994, 1995 and 1996 was 103%, 9.6% and 85%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that his action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired.

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1994, 1995 and 1996 was 27%, 138% and 176%, respectively. The marked increase in the portfolio turnover rate for 1995 was due to a restructuring of corporate bond positions in order to seek increased returns.


      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.



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


FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

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In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long- term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks,

Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS, and Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB, according to the terms of written Investment Advisory Agreements. The agreement between Account GIS and TIMCO was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993, and amended effective May 1, 1994 by virtue of Contract Owner approval at a meeting held on April 22, 1994. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.

Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment adviser (see "Advisory Fees" below:);

2. may not be terminated by TIMCO or TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

4.       will automatically terminate upon assignment.

ADVISORY FEES

For furnishing investment management and advisory services to Account GIS, TIMCO is paid an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. The fee is computed daily and paid monthly. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1994, 1995 and 1996 were $$1,368,700, $1,700,124 and $2,079,020, respectively.

For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1994, 1995 and 1996 the advisory fees were $572,484, $547,715 and $576,329, respectively.


                                      TIMCO

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1994, 1995 and 1996 were $991,682, $866,658 and $890,690, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $658,047,320 were directed to certain brokers because of research services, of which $790,252 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For the year ended December 31, 1996, commissions in the amounts of $60,239 and $65,045 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 6.76% and 7.30% of Account GIS's aggregate brokerage commissions paid to such brokers during 1996. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey were 6.94% and 6.77%, respectively.


                                      TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account QB, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Account QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Account QB is concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of

TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1994, 1995 and 1996 were $82,390, $549,540 and $745,209, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost which approximates market.

                              THE BOARD OF MANAGERS

         The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.



                                    Present Position and Principal Occupation
Name                                During Last Five Years

* Heath B. McLendon                 Managing Director (1993-present), Smith
  Chairman and Member               Barney Inc. ("Smith Barney"); Chairman
  388 Greenwich Street              (1993-present), Smith Barney Strategy
  New York, New York                Advisors, Inc.; President (1994-present),
  Age 63                            Smith Barney Mutual Funds Management Inc.;
                                    Chairman and Director of forty-one
                                    investment companies associated with Smith
                                    Barney; Chairman, Board of Trustees, Drew
                                    University; Trustee, The East New York
                                    Savings Bank; Advisory Director, First
                                    Empire State Corporation; Chairman, Board of
                                    Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance
                                    Company+; Chairman, Board of Trustees, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company++; prior to July 1993,
                                    Senior Executive Vice President of Shearson
                                    Lehman Brothers Inc.

  Knight Edwards                    Of Counsel (1988-present), Partner
  Member                            (1956-1988), Edwards & Angell, Attorneys;
  2700 Hospital Trust Tower         Member, Advisory Board (1973-1994),
  Providence, Rhode Island          thirty-one mutual funds sponsored by
  Age 73                            Keystone Group, Inc.; Member, Board of
                                    Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance
                                    Company+; Trustee, five Mutual Funds
                                    sponsored by The Travelers Insurance
                                    Company.++

  Robert E. McGill, III             Retired manufacturing executive. Director
  Member                            (1983-1995), Executive Vice President
  295 Hancock Street                (1989-1994) and Senior Vice President,
  Williamstown, Massachusetts       Finance and Administration (1983-1989), The
  Age 65                            Dexter Corporation (manufacturer of
                                    specialty chemicals and materials); Vice
                                    Chairman (1990-1992), Director (1983-1995),
                                    Life Technologies, Inc. (life
                                    science/biotechnology products); Director,
                                    (1994-present), The Connecticut Surety
                                    Corporation (insurance); Director
                                    (1995-present), Calbiochem Novachem
                                    International (life science/biotechnology products); Director (1995-present), Chemfab
                                    Corporation (specialty materials
                                    manufacturer); Member, Board of Managers, seven Variable Annuity Separate Accounts of
                                    The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Lewis Mandell                     Dean, College of Business Administration
  Member                            (1995-present), Marquette University;
  606 N. 13th Street                Professor of Finance (1980-1995) and
  Milwaukee, WI 53233               Associate Dean (1993-1995), School of
  Age 54                            Business Administration, and Director,
                                    Center for Research and Development in
                                    Financial Services (1980-1995), University of Connecticut; Director (1992-present), GZA
                                    Geoenvironmental Tech, Inc. (engineering services); Member, Board of Managers, seven
                                    Variable Annuity Separate Accounts of The
                                    Travelers Insurance Company+; Trustee, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Frances M. Hawk                   Portfolio Manager (1992-present), HLM
  Member                            Management Company, Inc. (investment
  222 Berkeley Street               management); Assistant Treasurer, Pensions
  Boston, Massachusetts             and Benefits. Management (1989-1992), United
  Age 49                            Technologies Corporation (broad- based
                                    designer and manufacturer of high technology products); Member, Board of Managers, seven
                                    Variable Annuity Separate Accounts of The
                                    Travelers Insurance Company+; Trustee, five
                                    Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Ernest J. Wright                  Assistant Secretary (1994-present), Counsel
  Secretary to the Board            (1987-present), The Travelers Insurance
  One Tower Square                  Company; Secretary, Board of Managers, seven
  Hartford, Connecticut             Variable Annuity Separate Accounts of The
  Age 56                            Travelers Insurance Company+; Secretary,
                                    Board of Trustees, five Mutual Funds
                                    sponsored by The Travelers Insurance
                                    Company.++

  Kathleen A. McGah                 Assistant Secretary and Counsel
  Assistant Secretary to the Board  (1995-present), The Travelers Insurance
  One Tower Square                  Company; Assistant Secretary, Board of
  Hartford, Connecticut             Managers, seven Variable Annuity Separate
  Age 45                            Accounts of The Travelers Insurance
                                    Company+; Assistant Secretary, Board of
                                    Trustees, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++ Prior to
                                    January 1995, Counsel, ITT Hartford Life
                                    Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

      * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

         Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.


                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:

SEPARATE ACCOUNT                       1996             1995             1994

     GIS                            $5,889,123       $4,557,639       $4,025,788
     QB                             $2,322,938       $2,119,384       $2,156,643


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                             INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Accounts GIS and QB. The services provided to these Separate Accounts include primarily the examination of the Accounts' financial statements. The financial statements for the year ended December 31, 1996 of Accounts GIS and QB appear in the Annual Report which is incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                             TIC FINANCIALS HERE

                                  THETRAVELERS

    THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES AND
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

                       Pension and Profit-Sharing Programs


L-11162S                                                   TIC ED. 5-97
                                                           Printed in U.S.A

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

--------------------------------------------------------------------------------

                 INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY

                                   MAY 1, 1997

         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1997. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-422-3985.



                                TABLE OF CONTENTS

                                                                              PAGE

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ......................    2
         The Insurance Company ..............................................    2
         The Separate Accounts ..............................................    2
INVESTMENT OBJECTIVES AND POLICIES ..........................................    2
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
 FOR VARIABLE ANNUITIES .....................................................    3
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ...................    4
DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS ...............................    6
         WRITING COVERED CALL OPTIONS .......................................    6
         BUYING PUT AND CALL OPTIONS ........................................    7
         FUTURES CONTRACTS ..................................................    8
         MONEY MARKET INSTRUMENTS ...........................................   10
INVESTMENT MANAGEMENT AND ADVISORY SERVICES .................................   12
         Advisory Fees ......................................................   13
         TIMCO ..............................................................   13
         TAMIC ..............................................................   14
VALUATION OF ASSETS .........................................................   16
THE BOARD OF MANAGERS .......................................................   16
DISTRIBUTION AND MANAGEMENT SERVICES ........................................   18
SECURITIES CUSTODIAN ........................................................   18
INDEPENDENT ACCOUNTANTS .....................................................   19
FINANCIAL STATEMENTS ........................................................  F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, Canada and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this SAI meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:               The primary objective of Account GIS is long-term
                           accumulation of principal through capital appreciation and retention of net investment income.
                           The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:                The primary objective of Account QB is current
                           income, moderate capital volatility and total return.
                           Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.


                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques" on page 6.

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.


THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

         9.     Senior securities will not be issued.

         10.    Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1994, 1995 and 1996 was 103%, 96% and 85%, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.



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

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.     Senior securities will not be issued.

         10.    Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1994, 1995 and 1996 was 27%, 138% and 176%, respectively. The marked increase in the portfolio turnover rate for 1995 and 1996 was due to a restructuring of corporate bond positions in order to seek increased return.


           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.



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

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.



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



FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.




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



FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.



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

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks,

Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Account GIS, and Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB, according to the terms of written Investment Advisory Agreements. The agreement between Account GIS and TIMCO was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993, and amended effective May 1, 1994 by virtue of Contract Owner approval at a meeting held on April 22, 1994. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.

Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment adviser (see "Advisory Fees" below);

         2. may not be terminated by TIMCO or TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days' written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

         4.     will automatically terminate upon assignment.

ADVISORY FEES

For furnishing investment management and advisory services to Account GIS, TIMCO is paid an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1994, 1995 and 1996 were $1,368,700, $1,700,124 and $2,079,020, respectively.

For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1994, 1995 and 1996 the advisory fees were $572,484, $547,715 and $576,329, respectively.


                                      TIMCO

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1994, 1995 and 1996 were $991,682, $866,658 and $890,690, respectively. For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $658,047,320 were directed to certain brokers because of research services, of which $790,252 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For the year ended December 31, 1996, commissions in the amounts of $60,239 and $65,045 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 6.76% and 7.30% of Account GIS's aggregate brokerage commissions paid to such brokers during 1996. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey were 6.94% and 6.77%, respectively.


                                     TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account QB, TAMIC acts as investment adviser for investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Account QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Account QB is concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1994, 1995 and 1996 were $82,390, $549,540 and $745,209, respectively. For the fiscal year ended December 31, 1996, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost which approximates market.

                              THE BOARD OF MANAGERS

The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


                                         Present Position and Principal
Name                                     Occupation During Last Five Years
----                                     ---------------------------------

*Heath B. McLendon                       Managing Director (1993-present),
 Chairman and Member                     Smith Barney Inc.  ("Smith Barney");
 388 Greenwich Street                    Chairman (1993-present), Smith Barney
 New York, New York                      Strategy Advisors, Inc.; President
 Age 63                                  (1994-present), Smith Barney Mutual
                                         Funds Management Inc.; Chairman and
                                         Director of forty-one investment
                                         companies associated with Smith
                                         Barney; Chairman, Board of Trustees,
                                         Drew University; Trustee, The East New
                                         York Savings Bank; Advisory Director,
                                         First Empire State Corporation;
                                         Chairman, Board of Managers, seven
                                         Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Chairman, Board of Trustees, five
                                         Mutual Funds sponsored by The Travelers
                                         Insurance Company++; prior to July
                                         1993, Senior Executive Vice President
                                         of Shearson Lehman Brothers Inc.

  Knight Edwards                         Of Counsel (1988-present), Partner
  Member                                 (1956-1988), Edwards & Angell,
  2700 Hospital Trust Tower              Attorneys; Member, Advisory Board
  Providence, Rhode Island               (1973-1994), thirty-one mutual funds
  Age 73                                 sponsored by Keystone Group, Inc.;
                                         Member, Board of Managers, seven
                                         Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Trustee, five Mutual Funds sponsored
                                         by The Travelers

                                         Insurance Company.++

  Robert E. McGill, III                  Retired manufacturing executive.
  Member                                 Director (1983-1995), Executive Vice
  295 Hancock Street                     President (1989-1994) and Senior Vice
  Williamstown, Massachusetts            President, Finance and Administration
  Age 65                                 (1983-1989), The Dexter Corporation
                                         (manufacturer of specialty chemicals
                                         and materials); Vice Chairman
                                         (1990-1992), Director (1983-1995),
                                         Life Technologies, Inc. (life
                                         science/biotechnology products);
                                         Director, (1994-present), The
                                         Connecticut Surety Corporation
                                         (insurance); Director (1995-present),
                                         Calbiochem Novachem International
                                         (life science/biotechnology products);
                                         Director (1995-present), Chemfab
                                         Corporation (specialty materials
                                         manufacturer); Member, Board of
                                         Managers, seven Variable Annuity
                                         Separate Accounts of The Travelers
                                         Insurance Company+; Trustee, five
                                         Mutual Funds sponsored by The
                                         Travelers Insurance Company.++

  Lewis Mandell                          Dean, College of Business
  Member                                 Administration (1995-present),
  606 N. 13th Street                     Marquette University; Professor of
  Milwaukee, WI 53233                    Finance (1980-1995) and Associate Dean
  Age 54                                 (1993-1995), School of Business
                                         Administration, and Director, Center
                                         for Research and Development in
                                         Financial Services (1980-1995),
                                         University of Connecticut; Director
                                         (1992-present), GZA Geoenvironmental
                                         Tech, Inc. (engineering services);
                                         Member, Board of Managers, seven
                                         Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Trustee, five Mutual Funds sponsored
                                         by The Travelers Insurance Company.++

 Frances M. Hawk                         Portfolio Manager (1992-present), HLM
 Member                                  Management Company, Inc. (investment
 222 Berkeley Street                     management); Assistant Treasurer,
 Boston, Massachusetts                   Pensions and Benefits. Management
 Age 49                                  (1989-1992), United Technologies
                                         Corporation (broad- based designer and
                                         manufacturer of high technology
                                         products); Member, Board of Managers,
                                         seven Variable Annuity Separate
                                         Accounts of The Travelers Insurance
                                         Company+; Trustee, five Mutual Funds
                                         sponsored by The Travelers Insurance
                                         Company.++

  Ernest J. Wright                       Vice President and Secretary (1996-present)
  Secretary to the Board                 Assistant Secretary (1994-1996),
  One Tower Square                       Counsel (1987-present), The Travelers
  Hartford, Connecticut                  Insurance Company; Secretary, Board of
  Age 56                                 Managers, seven Variable Annuity
                                         Separate Accounts of The Travelers
                                         Insurance Company+; Secretary, Board
                                         of Trustees, five Mutual Funds
                                         sponsored by The Travelers Insurance
                                         Company.++



  Kathleen A. McGah                      Assistant Secretary and Counsel
  Assistant Secretary to the Board       (1995-present), The Travelers
  One Tower Square                       Insurance Company; Assistant
  Hartford, Connecticut                  Secretary, Board of Managers, seven
  Age 45                                 Variable Annuity Separate Accounts of
                                         The Travelers Insurance Company+;
                                         Assistant Secretary, Board of
                                         Trustees, five Mutual Funds sponsored
                                         by The Travelers Insurance Company.++
                                         Prior to January 1995, Counsel, ITT
                                         Hartford Life Insurance Company.

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Cash Income Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

      * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

         Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended.


                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement between each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts, and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:


SEPARATE ACCOUNT                       1996             1995             1994
----------------                       ----             ----             ----

       GIS                          $5,889,123       $4,557,639       $4,025,788

       QB                           $2,322,938       $2,119,384       $2,156,643



                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                             INDEPENDENT ACCOUNTANTS


Coopers & Lybrand, L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Accounts GIS and QB. The services provided to these Separate Accounts include primarily the audit of the Accounts' financial statements. The financial statements of Accounts GIS and QB appear in the Annual Report, which is incorporated herein by reference. Such financial statements have been audited by Coopers & Lybrand, L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

--------------------------------------------------------------------------------




                             TIC FINANCIALS HERE

                          THE TRAVELERS (LOGO UMBRELLA)

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                       AND

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                      Individual Variable Annuity Contracts

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchasers



L-11895S                                                TIC Ed. 5-97
                                                        Printed in U.S.A

UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1996



                    THE TRAVELERS TIMED GROWTH AND INCOME
                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED SHORT-TERM
                    BOND ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED AGGRESSIVE
                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED BOND ACCOUNT
                    FOR VARIABLE ANNUITIES





[TRAVELERSLIFE AND ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for The Travelers Timed Bond Account for Variable Annuities.

[TRAVELERSLIFE AND ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1996



ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the Federal Government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policymakers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the
quarter and 4.1% for the full year.   For the year, the Lehman Long
Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the twelve-month period ending December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") provided a total return of 23.0%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation
disappointments.   After a prolonged period of underperformance, relative
valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.




KENT A. KELLEY, CFA, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                               TABLE OF CONTENTS

                                                                          PAGE
------------------------------------------------------------------------------
  THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
  FOR VARIABLE ANNUITIES ...............................................   5

  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ...  16

  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ..  24

  THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES ..............  36

                                 THE TRAVELERS
                            TIMED GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the large company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large company stocks.

For the year ended December 31, 1996, Account TGIS achieved a total return of 23.4%, before fees and expenses, outperforming the S&P 500 total return of 23.1%. Net of fees and expenses, Account TGIS's total return of 19.9% for the year equaled the average return of variable annuity stock accounts in the Lipper Growth & Income category.

During the second half of 1996, stock selection in the energy and producer durables sectors made the strongest positive contribution to Account TGIS's overall relative performance. In the energy sector, Account TGIS benefited from holdings in better performing stocks in the oilfield services group, such as Ensco International and Cooper Cameron. In the exploration and production group, an overweighted position in Anadarko Petroleum also helped performance. In the producer durables sector, our largest relative gain came from holdings in Harnischfeger, United Technologies and Honeywell. We lost ground relative to the benchmark in the technology and consumer staples sectors. In the technology sector, we were penalized by being underweight in a number of computer and networking stocks that moved up sharply after reporting surprisingly strong sales and earnings, including Compaq, Dell and 3COM. In the consumer staples sector, performance was hurt by our position in PepsiCo. which traded lower in reaction to weak international soft drink sales.

We continue to focus on stocks that exhibit improving earnings (primarily measured by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings
ratios relative to expected earnings growth rates.   In the technology sector,
we have emphasized market leaders that are currently benefiting from strong pricing and product demand, such as Intel in the semiconductor group and Cisco in the client/server networking group. In the health care sector, we have an overweight in Bristol-Myers Squibb which has improved earnings momentum from its new drug therapy to combat high blood cholesterol. In the consumer sectors, we are focusing on a number of retailers that have good sales momentum and whose shares still trade at a reasonable multiple of earnings, such as The Gap and Borders Group. In financial services, we have overweighted positions in a number of banks and specialty insurance companies that combine above-average earnings growth and low relative valuations, including BankAmerica, Ambac and Transatlantic Holdings.


PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA -
                     KENT A. KELLEY, CFA



                                  [TIMCO LOGO]

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996




ASSETS:
   Investment securities, at market value (cost $156,639,025)........    $  187,539,883
   Cash..............................................................            26,054
   Receivables:
      Dividends......................................................           161,960
      Interest.......................................................               260
      Investment securities sold.....................................           600,257
      Purchase payments and transfers from other Travelers accounts..            24,942
   Other assets......................................................                34
                                                                         ---------------
       Total Assets..................................................       188,353,390
                                                                         ---------------
LIABILITIES:
   Payables:
      Investment securities purchased................................           604,174
      Contract surrenders and transfers to other Travelers accounts..         1,957,316
      Investment management and advisory fees........................             6,785
      Market timing fees.............................................            32,646
      Variation on futures margin....................................           708,205
   Accrued liabilities...............................................            26,113
                                                                         ---------------
       Total Liabilities..............................................        3,335,239
                                                                         ---------------
NET ASSETS:
   (Applicable to 68,111,142 units outstanding at $2.717 per unit)       $  185,018,151
                                                                         ===============

                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Dividends...................................................       $    2,874,405
   Interest....................................................            1,854,957
                                                                      ---------------
       Total income............................................                         $   4,729,362

EXPENSES:
   Market timing fees..........................................            2,295,058
   Investment management and advisory fees.....................              596,659
   Insurance charges...........................................            2,295,058
                                                                      ---------------
       Total expenses..........................................                             5,186,775
                                                                                        --------------
          Net investment loss..................................                              (457,413)
                                                                                        --------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
     INVESTMENT SECURITIES:
  Realized gain from investment security transactions:
       Proceeds from investment securities sold................          233,836,738
       Cost of investment securities sold......................          216,418,166
                                                                      ---------------
          Net realized gain....................................                            17,418,572

  Change in unrealized gain on investment securities:
       Unrealized gain at December 31, 1995....................           16,638,946
       Unrealized gain at December 31, 1996....................           30,900,858
                                                                      ---------------
          Net change in unrealized gain for the year...........                            14,261,912
                                                                                        --------------
             Net realized gain and change in unrealized gain...                            31,680,484
                                                                                        --------------
  Net increase in net assets resulting from operations.........                         $  31,223,071
                                                                                        ==============

                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                                   1996               1995
                                                                                                   ----               ----
OPERATIONS:
   Net investment income (loss)................................................              $      (457,413)       $   1,892,738
   Net realized gain from investment security transactions.....................                   17,418,572           18,882,897
   Net change in unrealized gain on investment securities......................                   14,261,912           16,455,717
                                                                                              ---------------        -------------

      Net increase in net assets resulting from operations.....................                   31,223,071           37,231,352
                                                                                              ---------------        -------------


UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 3,669,841 and 4,557,812 units, respectively)..............                    8,913,140            9,246,578
   Participant transfers from other Travelers accounts
      (applicable to 997,173 and 263,610 units, respectively)..................                    2,447,373              530,000
   Market timing transfers from other Travelers timed accounts
      (applicable to 15,373,491 and 91,018,707 units, respectively)............                   41,324,850          182,133,693
   Administrative charges
      (applicable to 104,468 and 150,735 units, respectively)..................                     (270,930)            (325,636)
   Contract surrenders
      (applicable to 6,643,488 and 6,210,191 units, respectively)..............                  (16,458,034)         (12,733,388)
   Participant transfers to other Travelers accounts
      (applicable to 10,551,980 and 13,985,712 units, respectively)............                  (25,735,778)         (28,338,250)
   Market timing transfers to other Travelers timed accounts
      (applicable to 39,522,364 units).........................................                  (93,836,213)                   -
   Other payments to participants
      (applicable to 150,701 and 141,806 units, respectively)..................                     (357,201)            (290,911)
                                                                                              ---------------        -------------

      Net increase (decrease) in net assets resulting from unit transactions...                  (83,972,793)         150,222,086
                                                                                              ---------------        -------------

         Net increase (decrease) in net assets.................................                  (52,749,722)         187,453,438


NET ASSETS:
   Beginning of year...........................................................                  237,767,873           50,314,435
                                                                                              ---------------        -------------

   End of year.................................................................              $   185,018,151        $ 237,767,873
                                                                                              ===============        =============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996, were $117,593,762 and $136,079,799, respectively. Realized gains and losses from investment transactions are reported on an identified cost basis.

    Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $39,297 and $13,231 for the years ended December 31, 1996 and 1995, respectively.

    At December 31, 1996, Account TGIS held 96 open S&P 500 Stock Index futures contracts expiring in March, 1997. The underlying face value, or notional value, of these contracts at December 31, 1996 amounted to $35,736,000. In connection with these contracts, short-term investments with a par value of $1,545,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $3,859,624 and $16,007,920 for the years ended December 31, 1996 and 1995, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1996, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $161,380 and $143,108 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)





                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------------------
                                                          1996            1995             1994           1993              1992
                                                          ----            ----             ----           ----              ----
SELECTED PER UNIT DATA:
 Total investment income...........................  $    .061      $     .083        $    .064       $   .043        $     .046
 Operating expenses................................       .069            .057             .041           .042              .045
                                                     ----------     -----------       ----------      ---------       -----------

 Net investment income (loss)......................      (.008)           .026             .023           .001              .001

 Unit value at beginning of year...................      2.263           1.695            1.776          1.689             1.643
 Net realized and change in unrealized
   gains (losses)..................................       .462            .542            (.104)          .086              .045
                                                     ----------     -----------       ----------      ---------       -----------

 Unit value at end of year.........................  $   2.717      $    2.263        $   1.695       $  1.776        $    1.689
                                                     ==========     ===========       ==========      =========       ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.............  $     .45      $      .57        $   (.08)       $    .09        $      .05
 Ratio of operating expenses to average
   net assets*.....................................       2.82 %          2.82 %           2.82 %         2.82 %            2.82 %
 Ratio of net investment income (loss) to average
   net assets* ....................................      (.34) %          1.37 %           1.58 %          .08 %             .78 %
 Number of units outstanding at end of
   year (thousands)................................     68,111         105,044           29,692              -           217,428
 Portfolio turnover rate...........................         81 %            79 %             19 %           70 %             119 %
 Average commission rate paid+.....................  $    .046               -                -              -                 -

* Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996



                                                 NO. OF        MARKET
                                                 SHARES        VALUE
                                                -------    -------------
COMMON STOCKS (78.9%)
 AGRICULTURE (0.4%)
  Pioneer Hi Bred International                   9,900    $     693,000
                                                           -------------
 AMUSEMENTS (0.7%)
  Walt Disney Co.                                18,041        1,256,105
                                                           -------------
 BANKING (6.3%)
  Banc One Corp.                                 10,520          452,360
  Bank of Boston Corp.                           10,500          674,625
  BankAmerica Corp.                              15,000        1,496,250
  Barnett Banks Inc.                              5,100          209,737
  Chase Manhattan Corp.                          18,324        1,635,417
  Citicorp                                       19,700        2,029,100
  First Bank Systems, Inc.                        3,700          252,525
  First Chicago NBD                               8,600          462,250
  Golden West Financial Corp.                     7,000          441,875
  Mellon Bank Corp.                              11,900          844,900
  NationsBank Corp.                               8,700          850,425
  Northern Trust Corp.                           12,600          457,538
  Norwest Corp.                                  23,400        1,017,900
  SunTrust Banks, Inc.                            5,800          285,650
  Wells Fargo & Co.                               2,600          701,350
                                                           -------------
                                                              11,811,902
                                                           -------------
CHEMICALS, PHARMACEUTICALS AND
 ALLIED PRODUCTS (10.3%)
 Abbott Laboratories                             13,100          664,825
 American Home Products Corp.                    10,100          592,113
 Amgen (A)                                       14,400          783,900
 Bristol-Myers Squibb Co.                        18,900        2,055,375
 Colgate-Palmolive                                4,000          369,000
 Cytec Industries, Inc. (A)                      12,700          515,937
 E.I. Dupont de Nemours & Co.                    14,800        1,396,750
 Eli Lilly & Co.                                  9,200          671,600
 Johnson & Johnson                               42,600        2,119,350
 Merck & Co.                                     37,300        2,956,025
 Monsanto Co.                                    26,000        1,010,750
 Morton International                            14,100          574,575
 Pfizer, Inc.                                    16,800        1,392,300
 Procter & Gamble Co.                            18,700        2,010,250
 Schering-Plough Corp.                           16,400        1,061,900
 Union Carbide Corp.                             14,900          609,037
 Warner-Lambert Co.                               7,200          540,000
                                                           -------------
                                                              19,323,687
                                                           -------------
COMMUNICATION (5.4%)
 Ameritech Corp.                                 15,000          909,375
 AT&T Corp.                                      31,700        1,378,950
 Bell Atlantic Corp.                             11,900          770,525
 BellSouth Corp.                                 27,100        1,094,162
 Clear Channel Communications (A)                15,200          549,100
 GTE Corp.                                       22,600        1,028,300
 MCI Communications Corp.                        32,800        1,072,150
 NYNEX Corp.                                     11,900          572,687
 Pacific Telesis Group                            9,400          345,450
 Sprint Corp.                                     9,200          366,850
 SBC Communications, Inc.                        22,300        1,154,025
 TCI Satellite Entertainment (A)                 18,000          235,125
 Tele-Communications Inc. (A)                     1,800           17,888
 U.S. West Communications Group                   4,900          158,025
 WorldCom, Inc. (A)                              21,800          568,162
                                                           -------------
                                                              10,220,774
                                                           -------------
CONTRACTORS (0.6%)
 Fluor Corp.                                      8,800          552,200
 Halliburton Co.                                  9,800          590,450
                                                           -------------
                                                               1,142,650
                                                           -------------
ELECTRICAL AND
 ELECTRONIC MACHINERY (6.4%)
 Andrew Corp. (A)                                 8,850          469,603
 Atmel Corp. (A)                                 16,000          532,000
 Duracell International, Inc.                     7,400          517,075
 General Electric Corp.                          44,700        4,419,713
 Intel Corp.                                     25,200        3,299,625
 Motorola, Inc.                                  15,300          939,037
 Raychem Corp.                                    6,800          544,850
 Texas Instruments, Inc.                          4,700          299,625
 Time Warner, Inc.                               14,400          540,000
 U.S. Robotics, Inc. (A)                          7,100          511,644
                                                           -------------
                                                              12,073,172
                                                           -------------
FINANCE (2.6%)
 American Express Co.                            13,200          745,800
 Federal Home Loan Mortgage Corp.                 5,000          550,625
 Federal National Mortgage Association           29,700        1,106,325
 HFS Inc. (A)                                    12,800          764,800
 Household International                          7,100          654,975
 Merrill Lynch & Co.                              4,400          358,600
 Morgan Stanley Group, Inc.                       4,300          245,637
 Student Loan Marketing Association               5,000          465,625
                                                           -------------
                                                               4,892,387
                                                           -------------
FOOD (6.4%)
 Anheuser-Busch Cos.                             13,300          532,000
 Campbell Soup Co.                                2,900          232,725
 Coca-Cola Co.                                   64,700        3,404,837
 ConAgra, Inc.                                   20,100          999,975
 CPC International, Inc.                          9,300          720,750
 Dean Foods Co.                                  16,900          545,025
 General Mills, Inc.                              4,200          266,175
 PepsiCo, Inc.                                   41,900        1,225,575
 Philip Morris, Inc.                             26,000        2,928,250
 Sara Lee Corp.                                  13,000          484,250
 Unilever N.V.                                    3,700          648,425
                                                           -------------
                                                              11,987,987
                                                           -------------
FURNITURE AND FIXTURES (0.2%)
 Lear Corp. (A)                                  11,500          392,438
                                                           -------------
HOTELS & LODGING (0.3%)
 Hilton Hotels Corp.                             19,800          517,275
                                                           -------------
INSURANCE (3.5%)
 Allstate Corp.                                  11,938          690,912
 Ambac, Inc.                                     11,800          783,225
 American International Group                    12,650        1,369,363
 Chubb Corp.                                      9,900          532,125
 Cigna Corp.                                      5,200          710,450
 General Reinsurance Corp.                        2,100          331,275
 ITT Hartford Group, Inc.                        10,400          702,000
 MedPartners, Inc. (A)                           18,200          382,200
 SunAmerica, Inc.                                 9,900          439,313
 Transatlantic Holdings, Inc.                     7,800          627,900
                                                           -------------
                                                               6,568,763
                                                           -------------
LUMBER AND WOOD PRODUCTS (0.4%)
 Georgia-Pacific Corp.                            7,000          504,000
 Weyerhaeuser Co.                                 5,400          255,825
                                                           -------------
                                                                 759,825
                                                           -------------

                                                   NO. OF         MARKET
                                                   SHARES         VALUE
                                                  --------    -------------
MACHINERY (5.1%)
 Black & Decker Corp.                               18,600    $     560,325
 Caterpillar, Inc.                                   5,400          406,350
 Cisco Systems, Inc. (A)                            27,200        1,732,300
 Compaq Computer Corp. (A)                           7,800          579,150
 Deere & Co.                                        16,500          670,313
 Gateway 2000, Inc. (A)                              8,100          433,856
 Hewlett-Packard Co.                                26,800        1,346,700
 International Business Machines Corp.              13,800        2,083,800
 Lucent Technologies                                16,580          766,825
 Sun Microsystems (A)                               28,200          724,387
 3Com Corp. (A)                                      4,500          329,906
                                                              -------------
                                                                  9,633,912
                                                              -------------
METAL PRODUCTS (1.2%)
 Aluminum Co. of America                             7,200          459,000
 Gillette Co.                                       18,300        1,422,825
 Nucor Corp.                                         2,400          122,400
 USX-U.S. Steel Group                                7,300          229,038
                                                              -------------
                                                                  2,233,263
                                                              -------------
MINING (0.5%)
 Freeport-McMoRan Copper & Gold                     20,100          600,487
 Homestake Mining Co.                               25,900          369,075
                                                              -------------
                                                                    969,562
                                                              -------------
MISCELLANEOUS MANUFACTURING (1.9%)
 American Brands                                     4,500          223,312
 Eastman Kodak Co.                                   8,700          698,175
 Emerson Electric Co.                                5,900          570,825
 Guidant Corp.                                      10,000          570,000
 Honeywell, Inc.                                     9,700          637,775
 Medtronics, Inc.                                    6,500          442,000
 Xerox Corp.                                         8,200          431,525
                                                              -------------
                                                                  3,573,612
                                                              -------------
OIL & GAS (0.7%)
 Chesapeake Energy Corp. (A)                         8,300          461,688
 Louisiana Land & Exploration                        9,200          493,350
 Schlumberger Ltd.                                   4,000          399,500
                                                              -------------
                                                                  1,354,538
                                                              -------------
PAPER AND ALLIED PRODUCTS (0.7%)
 Kimberly Clark Corp.                                7,510          715,327
 Willamette Industries, Inc.                         8,300          577,888
                                                              -------------
                                                                  1,293,215
                                                              -------------
PETROLEUM REFINING AND
 RELATED INDUSTRIES (6.5%)
 Amerada Hess                                       10,300          596,113
 Amoco Corp.                                        12,900        1,038,450
 Ashland Oil, Inc.                                  11,600          508,950
 Atlantic Richfield Co.                              3,100          410,750
 Chevron Corp.                                      17,300        1,124,500
 Exxon Corp.                                        28,000        2,744,000
 Mobil Corp.                                        14,200        1,735,950
 Royal Dutch Petroleum Co.                          11,300        1,929,475
 Texaco, Inc.                                       14,700        1,442,437
 Unocal Corp.                                       16,000          650,000
                                                              -------------
                                                                 12,180,625
                                                              -------------
PRINTING, PUBLISHING AND
 ALLIED INDUSTRIES (0.7%)
 Gannet Co.                                          9,400          703,825
 New York Times Co.                                 14,200          539,600
                                                              -------------
                                                                  1,243,425
                                                              -------------
RETAIL (3.6%)
 American Stores                                    14,700          600,862
 Borders Group, Inc. (A)                            11,800          423,325
 Dollar General Corp.                               13,900          444,800
 Federated Department Stores, Inc. (A)              17,400          593,775
 Home Depot, Inc.                                   13,400          671,675
 Lowe's Cos.                                        16,200          575,100
 McDonalds Corp.                                    16,900          764,725
 Sears Roebuck & Co.                                10,100          465,863
 The GAP, Inc.                                      22,300          671,787
 Tiffany & Co.                                      12,500          457,813
 Wal-Mart Stores, Inc.                              46,600        1,065,975
                                                              -------------
                                                                  6,735,700
                                                              -------------
RUBBER AND PLASTIC PRODUCTS (1.2%)
 Armstrong World Industries                          7,200          500,400
 Illinois Tool Works                                 9,400          750,825
 Nike, Inc.                                         15,400          920,150
                                                              -------------
                                                                  2,171,375
                                                              -------------
SERVICES (4.2%)
 AccuStaff, Inc. (A)                                22,200          468,975
 Automatic Data Process                              8,300          355,863
 Columbia/HCA Healthcare Corp.                      17,750          723,312
 Computer Associates International                  16,600          825,850
 Corrections Corp. of America (A)                   14,400          441,000
 Equifax, Inc.                                       3,100           94,938
 First Data Corp.                                   11,800          430,700
 HBO & Co.                                          11,400          676,875
 Microsoft (A)                                      31,800        2,629,462
 Oracle Corp. (A)                                   17,200          717,025
 Vencor, Inc. (A)                                   13,800          436,425
                                                              -------------
                                                                  7,800,425
                                                              -------------
STONE, CLAY, GLASS, AND
 CONCRETE PRODUCTS (0.5%)
 Minnesota Mining & Manufacturing Co.               11,300          936,487
                                                              -------------
TEXTILE MILL PRODUCTS (0.3%)
 V.F. Corp                                           8,400          567,000
                                                              -------------
TRANSPORTATION (0.9%)
 Burlington Northern Santa Fe                        9,100          786,012
 Conrail, Inc.                                       2,124          211,604
 Continental Air, Inc. (A)                          16,100          454,825
 Union Pacific Corp.                                 5,700          342,713
                                                              -------------
                                                                  1,795,154
                                                              -------------
TRANSPORTATION MANUFACTURING (3.4%)
 Allied Signal, Inc.                                 7,400          495,800
 Boeing Co.                                         14,200        1,510,525
 Chrysler Corp.                                     25,700          848,100
 Ford Motor Co.                                     31,700        1,010,438
 General Motors Corp.                               18,500        1,031,375
 Lockheed Martin Corp.                               5,400          494,100
 United Technologies Corp.                          15,600        1,029,600
                                                              -------------
                                                                  6,419,938
                                                              -------------

                                                   NO. OF         MARKET
                                                   SHARES         VALUE
                                                  --------     ------------
UTILITIES (3.2%)
 AES Corp. (A)                                      12,000     $    558,000
 Allegheny Power Systems, Inc.                      14,000          425,250
 Baltimore Gas & Electric Co.                       14,300          382,525
 CalEnergy Co. (A)                                  14,600          490,925
 Columbia Gas Systems, Inc.                          8,600          547,175
 Consolidated Natural Gas Co.                       10,500          580,125
 CMS Energy Corp.                                    9,300          312,713
 Duke Power Co.                                      5,400          249,750
 Florida Power & Light Co.                           4,700          216,200
 Houston Industries                                  7,100          160,637
 Pacific Enterprises                                 6,000          182,250
 Sonat, Inc.                                        11,500          592,250
 Southern Co.                                       29,300          662,913
 Texas Utilities Co.                                16,400          668,300
                                                               ------------
                                                                  6,029,013
                                                               ------------
WHOLESALE TRADE (0.8%)
 Crane Co.                                          20,250          587,250
 Enron Corp.                                         6,800          293,250
 Grainger (W.W)                                      7,100          569,775
                                                               ------------
                                                                  1,450,275
                                                               ------------
  TOTAL COMMON STOCKS
   (COST $117,115,324)                                          148,027,484
                                                               ------------
                                                PRINCIPAL
                                                 AMOUNT
                                               -----------
SHORT-TERM INVESTMENTS (21.1%)
 COMMERCIAL PAPER (19.4%)
  Allied Signal, Inc.,
   5.53% due January 22, 1997                 $  1,000,000          996,521
  Allied Signal, Inc.,
   6.06% due January 2, 1997                     2,000,000        1,999,252
  BHP Finance (USA), Inc.,
   5.37% due January 15, 1997                    3,500,000        3,491,474
  Ciesco LP,
   5.47% due February 4, 1997                    3,000,000        2,984,016
  Ford Motor Credit Co.,
   5.36% due February 11, 1997                   3,500,000        3,477,722
  General Electric Capital Corp.,
   5.37% due January 23, 1997                    3,500,000        3,487,320
  Heinz H.J. Co.,
   5.43% due January 6, 1997                     3,500,000        3,496,237
  Household Finance Corp.,
   5.35% due January 8, 1997                     3,500,000        3,495,086
  Prudential Funding Corp.,
   5.36% due January 13, 1997                    3,500,000        3,492,440
  PACCAR Financial Corp.,
   5.40% due January 8, 1997                     2,500,000        2,496,490
  Raytheon Co.,
   5.37% due January 14, 1997                    2,500,000        2,494,253
  Raytheon Co.,
   5.50% due January 13, 1997                    1,000,000          997,840
  Xerox Corp.,
   5.39% due January 16, 1997                    3,500,000        3,490,942
                                                               ------------
                                                                 36,399,593
                                                               ------------
U.S. GOVERNMENT SECURITIES (0.8%)
  United States of America Treasury,
   5.25% due August 21, 1997 (B)                   100,000           96,740
  United States of America Treasury,
   5.29% due August 21, 1997 (B)                 1,400,000        1,354,363
  United States of America Treasury,
   5.29% due August 21, 1997 (B)                   100,000           96,703
                                                               ------------
                                                                  1,547,806
                                                               ------------
REPURCHASE AGREEMENTS (0.9%)
 Merrill Lynch Government Securities, Inc.,
  6.00% Repurchase Agreement
  dated December 31, 1996 due January 2,
  1997, collateralized by: United
  States of America Treasury, $1,450,000,
  7.875% due November 15, 2004                $  1,565,000     $  1,565,000
                                                               ------------
  TOTAL SHORT-TERM
   INVESTMENTS (COST $39,523,701)                                39,512,399
                                                               ------------
                                                NOTIONAL
                                                 VALUE
                                               -----------
FUTURES CONTRACTS (0.0%)
 S&P 500 Stock Index,
  Exp. March, 1997 (C)                         $35,736,000                -
                                                              -------------
  TOTAL INVESTMENTS (100%)
   (COST $156,639,025) (D)                                    $ 187,539,883
                                                              =============



NOTES

(A)  Non-income Producing Security.

(B) Par value of $1,545,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1996, net unrealized appreciation for all securities was $30,900,858. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $31,695,186 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $794,328.




                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The year 1996 started out with investor concerns about a possible recession, and the market timing strategy was to hold no securities for The Travelers Timed Short-Term Bond Account for Variable Annuities. The market expected the Federal Reserve Board ("Fed") to cut interest rates significantly and in January there was a 0.25% reduction to 5.25%. However, strong employment growth in the first and second quarters shifted concerns from recession to inflation. Due to mixed economic data for the balance of 1996, the Fed maintained a steady course and inacted no other rate changes.

A "Do Not Disturb" sign hung over the financial markets for most of the fourth quarter. The federal funds rate remained unchanged at 5.25% and for most of the quarter economic data exhibited modest growth and subdued inflation. Long-term bond yields started the quarter at 6.97% and ended the quarter at 6.64%. However the January, 1997 release of December, 1996 employment data reflected the creation of 262,000 new jobs which was significantly above estimates, an increase in the average work week and the average hours worked index increased 0.9% created further inflation concerns.

Our expectation is for the Fed to continue to stifle any potential increase in inflation and if economic data continues to reflect above average growth the Fed will take action and increase the federal funds rate.

In light of this, the strategy in the management of The Travelers Timed Short-Term Bond Account for Variable Annuities' short-term assets will be to maintain maturities in the 30 to 60 day range. At year end the asset size of the portfolio was $74.5 million, with an average yield of 5.51% and an average life of 31.1 days.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.


                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $74,461,534).........      $  74,451,200
   Cash..............................................................                276
   Receivables:
      Interest.......................................................            320,076
      Purchase payments and transfers from other Travelers accounts..             13,753
                                                                           --------------

         Total Assets................................................         74,785,305
                                                                           --------------


LIABILITIES:
   Payables:
      Contract surrenders and transfers to other Travelers accounts..            484,930
      Investment management and advisory fees........................              2,660
      Market timing fees.............................................             12,798
   Accrued liabilities...............................................             10,239
                                                                           --------------

         Total Liabilities...........................................            510,627
                                                                           --------------


NET ASSETS:
   (Applicable to 54,565,187 units outstanding at $1.361 per unit)         $  74,274,678
                                                                           ==============


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Interest...............................................                                         $   4,437,534


EXPENSES:
   Market timing fees.....................................                   $ 1,028,875
   Investment management and advisory fees................                       267,590
   Insurance charges......................................                     1,028,875
                                                                             ------------
      Total expenses......................................                                             2,325,340
                                                                                                   --------------
         Net investment income............................                                             2,112,194
                                                                                                   --------------


REALIZED GAIN AND CHANGE IN UNREALIZED LOSS ON
     INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
      Proceeds from investment securities sold............                    71,795,133
      Cost of investment securities sold..................                    71,775,170
                                                                             ------------
         Net realized gain................................                                                19,963
   Change in unrealized loss on investment securities:
      Unrealized loss at December 31, 1995................                             -
      Unrealized loss at December 31, 1996................                       (10,334)
                                                                             ------------

       Net change in unrealized loss for the year.........                                               (10,334)
                                                                                                   --------------
        Net realized gain and change in unrealized loss...                                                 9,629
                                                                                                   --------------

Net increase in net assets resulting from operations                                               $   2,121,823
                                                                                                   ==============

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                       1996               1995
                                                                                       ----               ----

OPERATIONS:
   Net investment income....................................................    $     2,112,194    $      4,324,539
   Net realized gain from investment security transactions..................             19,963              66,052
   Net change in unrealized loss on investment securities...................            (10,334)            255,618
                                                                                ----------------   -----------------
      Net increase in net assets resulting from operations..................          2,121,823           4,646,209
                                                                                ----------------   -----------------
UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 3,580,147 and 10,737,861 units, respectively)..........          4,822,829          14,027,260
   Participant transfers from other Travelers accounts
      (applicable to 805,634 and 837,920 units, respectively)...............          1,084,231           1,093,151
   Market timing transfers from other Travelers timed accounts
      (applicable to 127,845,161 and 12,166,043 units, respectively)........        171,245,508          16,038,495
   Administrative charges
      (applicable to 85,517 and 101,958 units, respectively)................           (115,494)           (133,957)
   Contract surrenders
      (applicable to 4,878,210 and 8,137,104 units, respectively)...........         (6,581,955)        (10,638,375)
   Participant transfers to other Travelers accounts
      (applicable to 10,743,375 and 25,776,691 units, respectively).........        (14,473,627)        (33,660,474)
   Market timing transfers to other Travelers timed accounts
      (applicable to 61,747,981 and 206,198,047 units, respectively)........        (83,544,949)       (271,166,611)
   Other payments to participants
      (applicable to 210,672 and 241,181 units, respectively)...............           (283,688)           (315,041)
                                                                                ----------------   -----------------
      Net increase (decrease) in net assets resulting from unit transactions         72,152,855        (284,755,552)
                                                                                ----------------   -----------------
         Net increase (decrease) in net assets..............................         74,274,678        (280,109,343)


NET ASSETS:
   Beginning of year........................................................                  -         280,109,343
                                                                                ----------------   -----------------

   End of year..............................................................    $    74,274,678    $              -
                                                                                ================   =================


                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    Realized gains and losses from security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $72,688 and $143,893 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)




                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                    1996              1995             1994               1993              1992
                                                    ----              ----             ----              -----              ----
SELECTED PER UNIT DATA:
  Total investment income..................    $    .057       $      .074       $     .055        $      .041       $      .054
  Operating expenses.......................         .030              .035             .036               .037              .041
                                               ----------      ------------      -----------       ------------      ------------

  Net investment income....................         .027              .039             .019               .004              .013

  Unit value at beginning of year..........        1.333             1.292            1.275              1.271             1.258
  Net realized and change in unrealized
    gains (losses)*........................         .001              .002            (.002)                 -                 -
                                               ----------      ------------      -----------       ------------      ------------
Unit value at end of year..................    $   1.361       $     1.333       $    1.292        $     1.275       $     1.271
                                               ==========      ============      ===========       ============      ============

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase in unit value...............    $     .03       $       .04       $      .02        $         -       $       .01
  Ratio of operating expenses to average
    net assets**...........................         2.82 %            2.82 %           2.82 %             2.82 %            2.82 %
  Ratio of net investment income to average
    net assets**...........................         2.47 %            3.17 %           1.45 %              .39 %            1.12 %
  Number of units outstanding at end of
    year (thousands).......................       54,565                 -          216,713            353,374           173,359


* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**   Annualized.

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (94.8%)
  Allied Signal, Inc.,
   6.06% due January 2, 1997                      $  2,000,000    $   1,999,252
  Bankers Trust NY Corp.,
   5.55% due February 19, 1997                       3,000,000        2,977,389
  BHP Finance (USA), Inc.,
   5.39% due February 5, 1997                        5,000,000        4,972,615
  Citicorp,
   5.79% due March 10, 1997                            540,000          543,303
  Dillard Investment Co., Inc.,
   5.54% due January 10, 1997                        2,000,000        1,996,566
  General Electric Capital Corp.,
   5.34% due January 14, 1997                        5,000,000        4,988,505
  General Motors Acceptance Corp.,
   5.73% due January 27, 1997                        2,000,000        2,002,542
  Heinz H.J. Co.,
   5.42% due January 23, 1997                        2,185,000        2,177,084
  Heinz H.J. Co.,
   5.54% due January 30, 1997                        3,000,000        2,986,209
  Household Finance Corp.,
   5.35% due January 7, 1997                         5,000,000        4,993,795
  National Rural Utilities Coop. Fin. Corp.,
   5.39% due January 16, 1997                        5,000,000        4,987,060
  PacifiCorp,
   5.44% due January 28, 1997                        3,500,000        3,484,862
  PacifiCorp,
   5.61% due January 27, 1997                        3,000,000        3,003,813
  Penney JC Funding Corp.,
   5.74% due October 15, 1997                        2,000,000        2,064,970
  Prudential Funding Corp.,
   5.35% due January 6, 1997                         5,000,000        4,994,625
  Schering Corp.,
   5.52% due February 11, 1997                       7,000,000        6,955,445
  Southern California Edison Co.,
   5.67% due January 15, 1997                        4,500,000        4,501,085
  Transamerica Financial Corp.,
   5.53% due February 18, 1997                       5,000,000        4,963,040
  Wachovia Bank of NC NA,
   5.49% due January 3, 1997                         5,000,000        5,000,000
  Wachovia Bank of NC NA,
   5.69% due April 14, 1997                          1,000,000        1,000,040
                                                                  -------------
                                                                     70,592,200
                                                                  -------------
REPURCHASE AGREEMENTS (5.2%)
 Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $3,570,000,
   7.875% due November 15, 2004                      3,859,000        3,859,000
                                                                  -------------


  TOTAL INVESTMENTS (100%)
   (COST $74,461,534)                                             $  74,451,200
                                                                  =============




                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Short-Term Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                                TIMED AGGRESSIVE
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company (TIMCO) to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market timing moves. Stock selection is based on a disciplined quantitative screening process which favors companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the year ended December 31, 1996, Account TAS achieved a total return of 19.7%, before fees and expenses, comparing favorably to the 19.2% total return of the S&P 400. Net of fees and expenses, Account TAS's total return of 16.9% for the year was well ahead of the 14.0% average return achieved by variable annuity stock funds in the Lipper Capital Appreciation Category.

During the first half of the year, stock selection in the finance and health care sectors made the strongest positive contribution to Account TAS's overall relative performance. In the financial services sector, Account TAS benefited from overweighted positions in a number of better performing banks, including Star Banc, City National and Signet. We were also helped by our holdings in SunAmerica and the ITT Hartford Group. In the health care sector, our biggest relative performance gains came from positions in U.S. Surgical and Guidant in the medical devices group. We lost ground to the benchmark in the technology and producer durables sectors. In the technology sector, we were hurt by weakness in the shares of Structural Dynamics, a developer of computer-aided manufacturing software which announced disappointing earnings in the third quarter, and by the selloff in the shares of Auspex Systems, a manufacturer of high-end network servers, whose earnings fell short of analysts' expectation. Performance was also penalized by our position in America Online which traded lower over concerns about price competition among providers of online services.

We continue to focus on stocks that exhibit improving earnings (primarily measured by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings
ratios relative to expected earnings growth rates.   In the technology sector,
we have emphasized market leaders that are currently benefiting from strong pricing and product demand, such as Parametric Technology, the largest developer of computer-aided design software. In the consumer sectors, we are focusing on a number of retailers that have good sales momentum and whose shares still trade at a reasonable multiple of earnings, such as Lands' End and Tiffany. In financial services, we have overweighted positions in a number of specialty finance and insurance companies that combine above-average earnings growth and low relative valuations, including Capital One Financial and Transatlantic Holdings.

PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA -
                     KENT A. KELLEY, CFA



                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $68,942,305)..................    $  78,407,136
   Cash.......................................................................           13,467
   Receivables:
      Dividends...............................................................           38,835
      Interest................................................................               92
      Investment securities sold..............................................          951,851
      Purchase payments and transfers from other Travelers accounts...........           25,129
   Other assets...............................................................               89
                                                                                  --------------

          Total Assets........................................................       79,436,599
                                                                                  --------------

LIABILITIES:
   Payables:
      Investment securities purchased.........................................          210,818
      Contract surrenders and transfers to other Travelers accounts...........              297
      Investment management and advisory fees.................................            3,032
      Market timing fees......................................................           13,528
      Variation on futures margin.............................................           79,650
   Accrued liabilities........................................................           10,829
                                                                                  --------------

         Total Liabilities....................................................          318,154
                                                                                  --------------
NET ASSETS:
   (Applicable to 30,167,498 units outstanding at $2.623 per unit)............    $  79,118,445
                                                                                  ==============


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Dividends...............................................    $      940,457
   Interest................................................           424,278
                                                               ---------------
       Total income........................................                      $   1,364,735

EXPENSES:
   Market timing fees......................................           981,119
   Investment management and advisory fees.................           259,403
   Insurance charges.......................................           981,119
                                                               ---------------
       Total expenses......................................                          2,221,641
                                                                                 --------------
           Net investment loss.............................                           (856,906)
                                                                                 --------------


REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
     INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
       Proceeds from investment securities sold............       113,672,291
       Cost of investment securities sold..................       101,142,690
                                                               ---------------
          Net realized gain................................                         12,529,601

   Change in unrealized gain on investment securities:
       Unrealized gain at December 31, 1995................         9,705,884
       Unrealized gain at December 31, 1996................         9,464,831
                                                               ---------------
          Net change in unrealized gain for the year.......                           (241,053)
                                                                                 --------------
             Net realized gain and change in unrealized
               gain........................................                         12,288,548
                                                                                 --------------
   Net increase in net assets resulting from operations....                      $  11,431,642
                                                                                 ==============


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                     1996               1995
                                                                                     ----               ----

OPERATIONS:
  Net investment loss......................................................     $     (856,906)    $     (493,951)
  Net realized gain from investment security transactions..................         12,529,601          8,400,359
  Net change in unrealized gain on investment securities...................           (241,053)         8,751,047
                                                                                ---------------    ---------------

     Net increase in net assets resulting from operations..................         11,431,642         16,657,455
                                                                                ---------------    ---------------

UNIT TRANSACTIONS:
  Participant purchase payments
     (applicable to 3,129,051 and 4,530,704 units, respectively)...........          7,526,237          9,157,753
  Participant transfers from other Travelers accounts
     (applicable to 278,752 and 352,561 units, respectively)...............            669,093            701,109
  Market timing transfers from other Travelers timed accounts
     (applicable to 6,967,148 and 27,252,603 units, respectively)..........         18,098,875         57,070,717
  Administrative charges
     (applicable to 54,428 and 80,867 units, respectively).................           (138,199)          (173,519)
  Contract surrenders
     (applicable to 1,838,951 and 1,614,811 units, respectively)...........         (4,446,573)        (3,295,917)
  Participant transfers to other Travelers accounts
     (applicable to 6,716,867 and 9,931,060 units, respectively)...........        (16,166,563)       (20,145,243)
  Market timing transfers to other Travelers timed accounts
     (applicable to 17,104,352 units)......................................        (40,404,417)                 -
  Other payments to participants
     (applicable to 68,124 and 43,168 units, respectively).................           (171,099)           (82,155)
                                                                                ---------------    ---------------

     Net increase (decrease) in net assets resulting from unit transactions        (35,032,646)        43,232,745
                                                                                ---------------    ---------------

        Net increase (decrease) in net assets..............................        (23,601,004)        59,890,200


NET ASSETS:
  Beginning of year........................................................        102,719,449         42,829,249
                                                                                ---------------    ---------------

  End of year..............................................................     $   79,118,445     $  102,719,449
                                                                                ===============    ===============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996, were $70,037,071 and $98,021,716, respectively. Realized gains and losses from investments transactions are reported on an identified cost basis.

    Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $20,390 and $8,758 for the years ended December 31, 1996 and 1995, respectively.

    At December 31, 1996, Account TAS held 118 open S&P 400 MidCap Index futures contracts expiring in March, 1997. The underlying face value, or notional value, of these contracts at December 31, 1996, amounted to $15,139,400. In connection with these contracts, short-term investments with a par value of $450,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $1,080,235 and $1,364,329 for the years ended December 31, 1996 and 1995, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1996, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Effective May 1, 1996, investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. Prior to May 1, 1996, investment management and advisory fees were calculated daily at annual rates which started at 0.50% and decreased, as net assets increased, to 0.15% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $77,439 and $80,832 of contingent deferred sales charges for the the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)




                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                              1996            1995            1994            1993          1992
                                                              ----            ----            ----            ----          ----
SELECTED PER UNIT DATA:
 Total investment income...............................   $   .041       $    .042       $    .036       $    .037     $    .041
 Operating expenses....................................       .069            .057            .049            .048          .043
                                                          ---------      ----------      ----------      ----------    ----------

 Net investment loss...................................      (.028)          (.015)          (.013)          (.011)        (.002)

 Unit value at beginning of year.......................      2.253           1.706           1.838           1.624         1.495
 Net realized and change in unrealized gains (losses)..       .398            .562           (.119)           .225          .131
                                                          ---------      ----------      ----------      ----------    ----------

 Unit value at end of year.............................   $  2.623       $   2.253       $   1.706       $   1.838     $   1.624
                                                          =========      ==========      ==========      ==========    ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................   $    .37       $     .55       $   (.13)       $     .21     $     .13
 Ratio of operating expenses to average net assets*....       2.84 %          2.83 %          2.80 %          2.82 %        2.93 %
 Ratio of net investment loss to average net assets*...     (1.13) %         (.74) %         (.72) %         (.80) %       (.12) %
 Number of units outstanding at end of year (thousands)     30,167          45,575          25,109          43,059        20,225
 Portfolio turnover rate...............................         98 %           113 %           142 %            71 %         269 %
 Average commission rate paid+.........................   $   .047               -               -               -             -

* Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                        NO. OF        MARKET
                                        SHARES        VALUE
                                        ------    ------------
COMMON STOCKS (80.6%)

 AMUSEMENTS (1.0%)
  Circus Circus Enterprises, Inc. (A)    8,900    $    305,937
  Mirage Resorts, Inc. (A)              22,500         486,562
                                                  ------------
                                                       792,499
                                                  ------------
 BANKING (6.6%)
  City National Corp.                   17,400         376,275
  Crestar Financial Corp.                4,000         297,500
  First of America Bank Corp.            5,800         348,725
  First Tennesse National Corp.         11,300         423,044
  Firstar Corp.                          3,600         189,000
  Marshall & Ilsley Corp.                8,600         298,850
  Mercantile Bancorp, Inc.               3,700         190,088
  Mercantile Bankshares Corp.           10,100         321,937
  Northern Trust Corp.                  15,600         566,475
  Regions Financial Corp.                5,800         299,787
  Signet Banking Corp.                   6,200         190,650
  SouthTrust Corp.                      14,200         495,225
  State Street Boston Corp.              8,500         548,250
  Summit Bancorp                         9,200         402,500
  Union Planters Corp.                   4,900         191,100
                                                  ------------
                                                     5,139,406
                                                  ------------
 CHEMICALS, PHARMACEUTICALS AND
  ALLIED PRODUCTS (5.4%)
  Biogen, Inc. (A)                       3,400         131,325
  Cabot Corp.                           12,700         319,088
  Centocor, Inc. (A)                    11,200         401,100
  Chiron Corp. (A)                      15,868         294,550
  Cytec Industries, Inc. (A)             7,000         284,375
  Genzyme Corp. (A)                      6,500         141,781
  Georgia Gulf Corp.                     2,800          75,250
  Interprov Steel & Pipeline Light      18,200         222,950
  IMC Global, Inc.                      13,000         508,625
  Lubrizol Corp.                         6,200         192,200
  Morton International, Inc.             4,500         183,375
  Mylan Labs, Inc.                      12,700         212,725
  Olin Corp.                             9,600         361,200
  Praxair, Inc.                          5,800         267,525
  Watson Pharmaceuticals, Inc. (A)      11,100         498,806
  Witco Chemical Corp.                   5,400         164,700
                                                  ------------
                                                     4,259,575
                                                  ------------
 COMMUNICATION (1.9%)
  Century Telephone Enterprises         11,200         345,800
  Echelon International Corp. (A)          613           9,583
  Emmis Broadcasting Corp. (A)           4,100         132,738
  Frontier Corp.                        16,600         375,575
  Nextel Communications (A)             20,400         266,475
  Southern New England Telephone         5,600         217,700
  Telephone & Data Systems, Inc.         4,200         152,250
                                                  ------------
                                                     1,500,121
                                                  ------------
 CONTRACTORS (0.8%)
  Fluor Corp.                            2,600         163,150
  Halliburton Co.                        3,300         198,825
  Jacobs Engineering Group, Inc. (A)    10,600         250,425
                                                  ------------
                                                       612,400
                                                  ------------
 ELECTRICAL AND
  ELECTRONIC MACHINERY (6.2%)
  ADC Telecommunications, Inc. (A)      17,500    $    544,688
  Altera Corp. (A)                       3,000         218,062
  American Power Conversion (A)          1,800          49,163
  Analog Devices, Inc. (A)              11,775         398,878
  Andrew Corp. (A)                       3,250         172,453
  Atmel Corp. (A)                       16,600         551,950
  Duracell International, Inc.           2,900         202,638
  Emcor Group, Inc. (A)(B)(C)              154               -
  Hubbell, Inc.                          6,000         259,500
  International Rectifier Corp. (A)     13,800         210,450
  KEMET Corp. (A)                       10,800         249,075
  Linear Technology Corp.                6,500         285,188
  Maxim Integrated Products (A)          5,900         255,544
  Molex, Inc.                            4,500         176,063
  Raychem Corp.                          2,500         200,312
  Solectron Corp. (A)                    1,700          90,737
  U. S. Robotics, Inc. (A)              10,900         785,481
  Xilinx, Inc. (A)                       6,300         231,919
                                                  ------------
                                                     4,882,101
                                                  ------------
 FINANCE (2.3%)
  Bear Stearns Cos.                      5,535         154,288
  Charles Schwab Corp.                  15,900         508,800
  Franklin Resources, Inc.               3,900         266,662
  HFS Inc. (A)                           4,000         239,000
  Lehman Brothers Holding, Inc.          6,900         216,488
  Paine Webber Group                     8,500         239,062
  Student Loan Marketing Association     2,100         195,563
                                                  ------------
                                                     1,819,863
                                                  ------------
 FOOD (3.1%)
  Coca-Cola Enterprises, Inc.           15,600         756,600
  Dean Foods Co.                        10,900         351,525
  Dole Food Co.                         13,000         440,375
  Interstate Bakeries Corp.              4,400         216,150
  McCormick & Co.                        7,400         174,362
  Tyson Foods, Inc.                     14,100         482,925
                                                  ------------
                                                     2,421,937
                                                  ------------
 FURNITURE AND FIXTURES (1.1%)
  Lear Corp. (A)                         5,800         197,925
  Leggett & Platt, Inc.                  8,300         287,388
  Miller (Herman), Inc.                  6,500         366,844
                                                  ------------
                                                       852,157
                                                  ------------
 HOTELS & LODGING (0.2%)
  Hilton Hotels Corp.                    6,200         161,975
                                                  ------------
 INSURANCE (5.1%)
  AMBAC, Inc.                            4,900         325,238
  AFLAC, Inc.                            7,150         305,662
  Everest Reinsurance Holdings           6,900         198,375
  Foundation Health Corp. (A)            5,000         158,750
  HealthCare COMPARE (A)                 9,700         412,250
  ITT Hartford Group, Inc.               3,900         263,250
  MedPartners, Inc. (A)                 10,100         212,100
  PacifiCare Health Systems (A)          2,800         238,350
  Progressive Corp., Ohio                7,000         471,625
  PMI Group, Inc.                        3,500         193,812
  SunAmerica, Inc.                      14,800         656,750
  Transatlantic Holdings, Inc.           5,400         434,700
  Zurich Reinsurance Centre Holdings     5,000         156,250
                                                  ------------
                                                     4,027,112
                                                  ------------

                                          NO. OF        MARKET
                                          SHARES        VALUE
                                          ------    ------------
 LUMBER AND WOOD PRODUCTS (0.2%)
  Clayton Homes, Inc.                     10,750    $    145,125
  Deltic Timber (A)                        1,200          25,950
                                                    ------------
                                                         171,075
                                                    ------------
 MACHINERY (3.2%)
  Ascend Communications, Inc. (A)          2,800         173,950
  Auspex Systems, Inc. (A)                20,700         243,225
  Cabletron System, Inc. (A)               4,600         152,950
  Diebold, Inc.                            4,100         257,788
  Duriron, Inc.                            9,000         243,000
  Encad, Inc. (A)                          4,000         164,000
  Gateway 2000, Inc. (A)                   4,500         241,031
  JLG Industries, Inc.                     9,300         148,800
  Lam Research Corp. (A)                   6,400         180,000
  Storage Tech Corp. (A)                   5,400         257,175
  York International, Inc.                 7,500         419,062
                                                    ------------
                                                       2,480,981
                                                    ------------
 METAL PRODUCTS (1.2%)
  Alumax, Inc. (A)                         5,100         170,212
  Bethlehem Steel Corp. (A)               10,900          98,100
  Danaher Corp.                           10,000         466,250
  USX-U.S. Steel Group                     5,700         178,838
                                                    ------------
                                                         913,400
                                                    ------------
 MINING (0.2%)
  Homestake Mining Co.                    10,000         142,500
                                                    ------------

 MISCELLANEOUS MANUFACTURING (2.2%)
  Callaway Golf Co.                       15,900         457,125
  International Game Technology            6,000         109,500
  Litton Industries (A)                    4,900         233,363
  Stryker Corp.                            9,500         284,406
  Tencor Instruments (A)                   9,600         253,800
  United States Surgical Corp.             4,700         185,062
  VISX, Inc. (A)                           9,300         207,506
                                                    ------------
                                                       1,730,762
                                                    ------------
 OIL & GAS (3.3%)
  Anadarko Petroleum Corp.                 8,500         550,375
  Apache Corp.                             7,900         279,463
  Chesapeake Energy Corp. (A)              3,700         205,812
  Ensco International, Inc. (A)            6,900         334,650
  Global Marine, Inc. (A)                 15,700         323,813
  Noble Affiliates, Inc.                   4,700         225,012
  Noble Drilling Corp. (A)                10,500         208,688
  Transocean Offshore, Inc.                4,700         294,337
  Weatherford Enterra, Inc. (A)            5,000         150,000
                                                    ------------
                                                       2,572,150
                                                    ------------
 PAPER AND ALLIED PRODUCTS (1.1%)
  Boise Cascade Corp.                      4,800         152,400
  Bowater, Inc.                            4,000         150,500
  James River Corp.                        4,700         155,687
  Mead Corp.                               3,400         197,625
  Willamette Industries, Inc.              2,600         181,025
                                                    ------------
                                                         837,237
                                                    ------------
 PETROLEUM REFINING AND
  RELATED INDUSTRIES (1.2%)
  Ashland Oil, Inc.                        5,600         245,700
  Kerr McGee Corp.                         2,900         208,800
  Lyondell Petrochemical                   3,700          81,400
  Murphy Oil Corp.                         4,200         207,675
  Tosco Corp.                              2,500         197,813
                                                    ------------
                                                         941,388
                                                    ------------
 PRINTING, PUBLISHING AND
  ALLIED INDUSTRIES (1.4%)
  A.H. Belo Corp.                          9,200    $    320,850
  Scholastic Corp. (A)                     3,000         200,625
  Tribune Co.                              2,400         189,300
  Washington Post Co.                      1,200         402,150
                                                    ------------
                                                       1,112,925
                                                    ------------
 RETAIL (6.8%)
  Bed Bath & Beyond, Inc. (A)             16,200         393,862
  Borders Group, Inc. (A)                  4,500         161,438
  Boston Chicken, Inc. (A)                 5,700         204,487
  Claire's Stores, Inc.                   26,200         340,600
  Dollar General Corp.                    12,700         406,400
  Federated Department Stores, Inc. (A)    5,100         174,037
  General Nutrition Cos. (A)              11,800         200,600
  Home Shopping Network, Inc. (A)         11,205         264,718
  Kohls Corp. (A)                          6,800         266,900
  Lands' End, Inc. (A)                    11,500         304,750
  Mens Wearhouse, Inc. (A)                 7,900         192,069
  Office Depot, Inc. (A)                   8,100         143,775
  OfficeMax, Inc. (A)                     22,800         242,250
  Outback Steakhouse, Inc. (A)            11,100         295,538
  Revco D.S., Inc. (A)                     6,500         240,500
  Safeway, Inc. (A)                        4,800         205,200
  Staples, Inc. (A)                       32,075         579,355
  Tiffany & Co.                           10,400         380,900
  Viking Office Products, Inc. (A)         4,000         106,750
  Vons Cos. (A)                            4,200         251,475
                                                    ------------
                                                       5,355,604
                                                    ------------
 RUBBER AND PLASTIC PRODUCTS (1.2%)
  Armstrong World Industries               2,800         194,600
  Cooper Tire & Rubber                     8,200         161,950
  Sealed Air Corp. (A)                     9,200         382,950
  Tupperware Corp.                         3,200         171,600
                                                    ------------
                                                         911,100
                                                    ------------
 SERVICES (7.6%)
  AccuStaff, Inc. (A)                     12,300         259,838
  Adobe Systems, Inc.                      7,300         273,294
  America Online, Inc. (A)                 4,300         142,975
  Apria Healthcare Group, Inc. (A)         4,800          90,000
  BMC Software, Inc. (A)                  10,000         415,625
  Cadence Design System, Inc. (A)         12,525         497,869
  Compuware Corporation (A)                3,700         185,462
  Corrections Corp. of America (A)         8,100         248,063
  Electronic Arts (A)                      4,900         146,694
  Equifax, Inc.                            8,500         260,312
  Gartner Group, Inc. (A)                  3,600         140,175
  HBO & Co.                                4,600         273,125
  HEALTHSOUTH Rehabilitation (A)          14,000         540,750
  Manpower, Inc.                           7,600         247,000
  McAfee Associates, Inc. (A)              4,100         179,631
  Olsten Corp.                             6,400          96,800
  Omnicom Group, Inc.                      5,700         260,775
  Parametric Technology Co. (A)           16,500         848,719
  Paychex, Inc.                            5,350         275,191
  Structural Dynamic Resources (A)        10,000         198,125
  Transitional Hospital Corp. (A)            450           4,331
  Vencor, Inc. (A)                        12,500         395,312
                                                    ------------
                                                       5,980,066
                                                    ------------
 STONE, CLAY, GLASS, AND
  CONCRETE PRODUCTS (0.2%)
  Owens Corning Fiberglass                 4,300         183,288
                                                    ------------

                                                     NO. OF         MARKET
                                                     SHARES         VALUE
                                                     -------   --------------
 TEXTILE MILL PRODUCTS (0.7%)
  Jones Apparel Group, Inc. (A)                        5,700    $     213,038
  Shaw Industries, Inc.                               10,800          126,900
  Unifi, Inc.                                          6,000          192,750
                                                                -------------
                                                                      532,688
                                                                -------------
 TRANSPORTATION (1.9%)
  Alexander & Baldwin                                 10,900          270,456
  Continental Air, Inc. (A)                            6,900          194,925
  Kansas City Southern Industries, Inc.                4,200          189,000
  Northwest Airlines Corp. (A)                         4,300          168,237
  Tidewater, Inc.                                      9,900          447,975
  Wisconsin Central Transportation (A)                 4,800          190,200
                                                                -------------
                                                                    1,460,793
                                                                -------------
 TRANSPORTATION MANUFACTURING (1.3%)
  Harley Davidson, Inc.                                6,800          319,600
  Sundstrand Corp.                                    10,100          429,250
  Trinity Industries                                   7,700          288,750
                                                                -------------
                                                                    1,037,600
                                                                -------------
 UTILITIES (11.0%)
  AES Corp. (A)                                       12,600          585,900
  Allegheny Power Systems, Inc.                       15,200          461,700
  Baltimore Gas & Electric Co.                         8,000          214,000
  Brooklyn Union Gas Co.                              11,400          343,425
  CalEnergy Co. (A)                                   14,200          477,475
  Columbia Gas Systems, Inc.                           2,900          184,512
  Consolidated Natural Gas Co.                         4,700          259,675
  CMS Energy Corp.                                    16,700          561,538
  Delmarva Power & Light                               5,500          112,063
  El Paso Natural Gas Co.                              3,300          166,650
  Florida Progress Corp.                               9,200          296,700
  Illinova Corp.                                      14,200          390,500
  Louisville Gas & Electric Co.                       11,500          281,750
  National Fuel Gas Co.                                8,800          363,000
  Northeast Utilities, Inc.                           12,300          162,975
  NIPSCO Industries, Inc.                             10,400          412,100
  Pinnacle West Capital Corp.                         15,100          479,425
  Public Service Co. of Colorado                      11,800          458,725
  Rochester Gas & Electric Corp.                       7,300          139,612
  Seagull Energy Corp. (A)                             5,600          123,200
  Sonat, Inc.                                          4,000          206,000
  SCANA Corp.                                         16,600          444,050
  TECO Energy, Inc.                                   18,800          453,550
  USA Waste Services, Inc. (A)                        18,700          596,062
  Wisconsin Energy                                    16,900          454,188
                                                                -------------
                                                                    8,628,775
                                                                -------------
 WHOLESALE TRADE (2.2%)
  Arrow Electronics (A)                                4,700          251,450
  Avnet, Inc.                                          3,300          192,225
  Cardinal Health, Inc.                               12,000          699,000
  Crane Co.                                            6,150          178,350
  Grainger (W.W.)                                      2,600          208,650
  Richfood Holdings, Inc.                              7,400          179,450
                                                                -------------
                                                                    1,709,125
                                                                -------------
   TOTAL COMMON STOCKS
   (COST $53,701,522)                                              63,170,603
                                                                -------------
                                                   PRINCIPAL
                                                    AMOUNT
                                                ------------
SHORT-TERM INVESTMENTS (19.4%)

 COMMERCIAL PAPER (17.8%)
  Abbott Laboratories,
   5.34% due January 3, 1997                    $  1,500,000    $   1,499,168
  BHP Finance (USA), Inc.,
   5.37% due January 15, 1997                      1,500,000        1,496,346
  Ciesco LP,
   5.47% due February 4, 1997                      1,000,000          994,672
  Ford Motor Credit Co.,
   5.36% due February 11, 1997                     1,500,000        1,490,452
  General Electric Capital Corp.,
   5.37% due January 23, 1997                      1,500,000        1,494,566
  Heinz H. J. Co.,
   5.42% due January 23, 1997                      1,500,000        1,494,565
  Household Finance Corp.,
   5.35% due January 8, 1997                       1,500,000        1,497,894
  Prudential Funding Corp.,
   5.36% due January 13, 1997                      1,500,000        1,496,760
  Raytheon Co.,
   5.50% due January 13, 1997                        500,000          498,920
  Seagram Joseph E. & Sons Inc.,
   5.44% due January 8, 1997                       1,500,000        1,497,894
  Toyota Motor Credit Corp.,
   5.35% due February 12, 1997                       500,000          496,744
                                                                -------------
                                                                   13,957,981
                                                                -------------
 U.S. GOVERNMENT SECURITIES (0.9%)
  United States of America Treasury,
   5.29% due August 21, 1997 (D)                     750,000          725,552
                                                                -------------
 REPURCHASE AGREEMENTS (0.7%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $515,000,
   7.875% due November 15, 2004                      553,000          553,000
                                                                -------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $15,240,783)                                 15,236,533
                                                                -------------
                                                   NOTIONAL
                                                    VALUE
                                                 -----------
FUTURES CONTRACTS (0.0%)

 S&P 400 MidCap Index,
  Exp. March, 1997 (E)                           $15,139,400                -
                                                                -------------

  TOTAL INVESTMENTS (100%)
   (COST $68,942,305) (F)                                       $  78,407,136
                                                                =============

NOTES

(A) Non-income Producing Security.

(B) Management Priced Security.

(C) Bankrupt Security.

(D) Par value of $450,000 pledged to cover margin deposits on futures contracts.

(E) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(F) At December 31, 1996, net unrealized appreciation for all securities was $9,464,831. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $11,449,002 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,984,171.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Aggressive Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                               TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The investment world began 1996 with an optimistic outlook for the bond market. Talks of deficit reduction via a balanced budget amendment, coupled with anemic consumer spending and a tame inflation outlook laid the groundwork for a further rally. The longest Treasuries were yielding less than 6.00% at the start of the year for the second time this decade, and expectation of an easier Federal Reserve Board helped fuel yields on shorter Treasuries to levels less than 5.00%. As the year progressed, these bullish sentiments were shattered as balanced budget talks stalled, energy prices began to rise, and economic growth resumed. Yields on 30-year Treasuries rose to 7.20% by mid-year, posting a negative return of 9.10% by the end of June. The second half of the year recouped some of the earlier losses, with yields falling to 6.63% by year end, but still leaving the performance of the 30-year Treasury at a dismal 3.50% loss, trailing cash by almost 9%. Mortgage backed securities fared somewhat better, returning 5.35% as a group, almost in line with cash. The best performing mortgages were those slight premium securities with coupons in the 7.50% to 8.00% range, which tightened as yields rose as their embedded refinancing options moved out of the money.

In the government securities market, agency debentures fared well as their yield spreads tightened versus Treasuries. Among long Treasuries, there were a few opportunities for investors in 1996. The on-the-run bond became scarce in the securities lending market in the first quarter, causing dealers who needed to borrow the issue to bid its price up versus other long Treasuries. The 2015 to 2016 year sector traded in line with market direction, as these were the cheapest-to-deliver into the bond futures contract. As the market traded off, futures would lead the way down, causing these maturities to underperform, and to outperform when the market rallied. The yield curve flattened from the beginning of the year, but was relatively calm in the second half.

When a "Buy" is in place, this fund invests in liquid government securities and agency mortgage backed securities. During the course of the year, three "Buy" signals were in place and the fund was indexed to a 50/50 weighting of long Treasuries and mortgages. The year began with a "Buy" signal that was initiated in September of 1995 which ended on April 11. The two other buy signals occurred in the third quarter: the first from July 3 ending July 10, and the second beginning August 6 ending September 6. No further "buy" signals were received during the remainder of 1996; and as a result, The Travelers Timed Bond Account for Variable Annuities had no securities at December 31, 1996. Among the mortgages that were purchased during the year, GNMA, FNMA and FHLMC 15- and 30-year passthroughs with net coupons of 6.50% to 8.00% were used to afford maximum liquidity. Agency debentures from the Resolution Funding Corporation and the Federal Home Loan Bank were used for additional yield in conjunction with long Treasuries maturing in years 2019 to 2021 to provide duration needed to match the index.

PORTFOLIO MANAGER:  JOSEPH M. MULLALLY


                                 [TAMIC LOGO]

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
  Interest............................................                     $     350,785


EXPENSES:
  Market timing fees..................................    $      67,112
  Investment management and advisory fees.............           26,799
  Insurance charges...................................           67,112
                                                          --------------
     Total expenses...................................                           161,023
                                                                           --------------
        Net investment income.........................                           189,762
                                                                           --------------


REALIZED LOSS AND CHANGE IN UNREALIZED GAIN ON
   INVESTMENT SECURITIES:
  Realized loss from investment security transactions:
    Proceeds from investment securities sold..........       34,098,269
    Amortized cost of investment securities sold......       35,148,792
                                                          --------------
        Net realized loss.............................                        (1,050,523)

  Change in unrealized gain on investment securities:
    Unrealized gain at December 31, 1995..............          698,966
    Unrealized gain at December 31, 1996..............                -
                                                          --------------
        Net change in unrealized gain for the year....                          (698,966)
                                                                           --------------
          Net realized loss and change in unrealized
            gain......................................                        (1,749,489)
                                                                           --------------
    Net decrease in net assets resulting from
     operations.......................................                     $  (1,559,727)
                                                                           ==============

                       See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                 1996               1995
                                                                                 ----               ----
OPERATIONS:
  Net investment income...................................................    $       189,762    $       501,286
  Net realized gain (loss) from investment security transactions..........         (1,050,523)           901,740
  Net change in unrealized gain on investment securities..................           (698,966)           698,966
                                                                              ----------------   ----------------
     Net increase (decrease) in net assets resulting from operations......         (1,559,727)         2,101,992
                                                                              ----------------   ----------------


UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 243,706 and 796,980 units, respectively)...............            324,504          1,033,094
  Participant transfers from other Travelers accounts
    (applicable to 13,851 and 55,290 units, respectively).................             19,555             68,142
  Market timing transfers from other Travelers timed accounts
    (applicable to 18,855,866 and 25,376,865 units, respectively).........         24,121,224         31,962,202
  Administrative charges
    (applicable to 72 and 16,869 units, respectively).....................                (94)           (22,828)
  Contract surrenders
    (applicable to 318,514 and 614,080 units, respectively)...............           (428,452)          (802,989)
  Participant transfers to other Travelers accounts
    (applicable to 992,326 and 1,869,809 units, respectively).............         (1,324,406)        (2,437,532)
  Market timing transfers to other Travelers timed accounts
    (applicable to 29,259,875 and 12,262,071 units, respectively).........        (37,004,878)       (16,038,495)
  Other payments to participants
    (applicable to 8,942 units)...........................................            (11,312)                 -
                                                                              ----------------   ----------------
    Net increase (decrease) in net assets resulting from unit transactions        (14,303,859)        13,761,594
                                                                              ----------------   ----------------
       Net increase (decrease) in net assets..............................        (15,863,586)        15,863,586


  NET ASSETS:
    Beginning of year.....................................................         15,863,586                  -
                                                                              ----------------   ----------------
    End of year...........................................................    $             -    $    15,863,586
                                                                              ===============-   ================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Bond Account for Variable Annuities ("Account TB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account TB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account TB enters into a futures contract, it agrees to buy or sell specified debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account TB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TB. Account TB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The proceeds from sales of bonds (other than short-term securities) was $326,965; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $20,876,153 and $33,771,304, respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.25% of Account TB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $9,844 and $21,911 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)



                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------------
                                                               1996           1995            1994           1993           1992
                                                               ----           ----            ----           ----           ----
SELECTED PER UNIT DATA:
 Total investment income...............................   $    .033      $    .071       $    .007      $    .054      $    .051
 Operating expenses....................................        .015           .031            .006           .036           .032
                                                          ----------     ----------      ----------     ----------     ----------

 Net investment income.................................        .018           .040            .001           .018           .019

 Unit value at beginning of year.......................       1.383          1.215           1.234          1.132          1.087
 Net realized and change in unrealized gains (losses)..       (.169)          .128           (.020)          .084           .026
                                                          ----------     ----------      ----------     ----------     ----------

 Unit value at end of year.............................   $   1.232      $   1.383       $   1.215      $   1.234      $   1.132
                                                          ==========     ==========      ==========     ==========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................   $   (.15)      $     .17       $   (.02)      $     .10      $     .05
 Ratio of operating expenses to average net assets*....        3.00 %         3.00 %          3.00 %         3.00 %         2.99 %
 Ratio of net investment income to average net assets*.        3.48 %         3.98 %          1.02 %         1.48 %         1.71 %
 Number of units outstanding at end of year (thousands)           -         11,466               -         20,207         21,868
 Portfolio turnover rate...............................         153 %          117 %             -            190 %          505 %

* Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Bond Account for Variable Annuities:


We have audited the accompanying statement of operations of The Travelers Timed Bond Account for Variable Annuities for the year ended December 31, 1996, and the related statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the results of operations of The Travelers Timed Bond Account for Variable Annuities for the year ended December 31, 1996, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                      This page intentionally left blank.

                      This page intentionally left blank.

                              Investment Advisers
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut

                                   Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York





This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.





VG-182   (Annual)   (12-96)   Printed in U.S.A.

UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1996






THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES

THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES

THE TRAVELERS MONEY MARKET ACCOUNT
FOR VARIABLE ANNUITIES


[TRAVELERSLIFE AND ANNUITY LOGO]

The Travelers Insurance
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for The Travelers Growth and Income Stock Account for Variable Annuities.


[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.

[TRAVELERSLIFE AND ANNUITY LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1996



ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the Federal Government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policymakers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the
quarter and 4.1% for the full year.   For the year, the Lehman Long
Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the twelve-month period ending December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") provided a total return of 23.0%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation
disappointments.   After a prolonged period of underperformance, relative
valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.




KENT A. KELLEY, CFA, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                               TABLE OF CONTENTS




                                                             PAGE
-------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES .....................................   5


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ..  18


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ..  30

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the large company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large company stocks.

For the year ended December 31, 1996, Account GIS achieved a total return of 23.4%, before fees and expenses, outperforming the S&P 500 total return of 23.1%. Net of fees and expenses, Account GIS had a total return of 21.4% for the year, which compared favorably to the 19.9% average return for variable annuity stock accounts in the Lipper Growth & Income category.

During the second half of 1996, stock selection in the energy and producer durables sectors made the strongest positive contribution to the portfolio's overall relative performance. In the energy sector, the portfolio benefited from holdings in better performing stocks in the oilfield services group, such as Ensco International and Cooper Cameron. In the exploration and production group, an overweighted position in Anadarko Petroleum also helped performance. In the producer durables sector, our largest relative gain came from holdings in Harnischfeger, United Technologies and Honeywell. We lost ground relative to the benchmark in the technology and consumer staples sectors. In the technology sector, we were penalized by being underweight in a number of computer and networking stocks that moved up sharply after reporting surprisingly strong sales and earnings, including Compaq, Dell and 3COM. In the consumer staples sector, performance was hurt by our position in PepsiCo. which traded lower in reaction to weak international soft drink sales.

We continue to focus on stocks that exhibit improving earnings (primarily measured by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which trade at a reasonable price-to-earnings ratios
relative to expected earnings growth rates.   In the technology sector, we have
emphasized market leaders that are currently benefiting from strong pricing and product demand, such as Intel in the semiconductor group and Cisco in the client/server networking group. In the health care sector, we have an overweight in Bristol-Myers Squibb which has improved earnings momentum from its new drug therapy to combat high blood cholesterol. In the consumer sectors, we are focusing on a number of retailers that have good sales momentum and whose shares still trade at a reasonable multiple of earnings, such as The Gap and Borders Group. In financial services, we have overweighted positions in a number of banks and specialty insurance companies that combine above-average earnings growth and low relative valuations, including BankAmerica, Ambac and Transatlantic Holdings.

PORTFOLIO MANAGERS: SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA - KENT A. KELLEY, CFA






                                  [TIMCO LOGO]

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


NON-TIMED 12/96                                1 YEAR       3 YEAR        5 YEAR
The Travelers Growth and Income
  Stock Account for Variable Annuities          21.37%       17.52%        12.02%
Lipper Growth and Income Category Average       19.92%       15.44%        12.82%

This is a comparison of The Travelers Growth and Income Stock Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1996. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 16.16%, five year 11.07% and ten year 11.45%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


ASSETS:
   Investment securities, at market value (cost $380,011,106)......    $  507,590,759
   Cash............................................................             2,623
   Receivables:
      Dividends....................................................           546,452
      Interest.....................................................               577
      Investment securities sold...................................         2,034,612
      Purchase payments and transfers from other Travelers
        accounts...................................................           486,574
   Other assets....................................................            26,456
                                                                       --------------

          Total Assets.............................................       510,688,053
                                                                       --------------

LIABILITIES:
   Payables:
      Investment securities purchased..............................         2,059,125
      Contract surrenders and transfers to other Travelers
        accounts...................................................           275,701
      Investment management and advisory fees......................            25,507
   Accrued liabilities.............................................            71,387
                                                                       --------------

         Total Liabilities.........................................         2,431,720
                                                                       --------------

NET ASSETS.........................................................    $  508,256,333
                                                                       ==============


                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Dividends......................................................   $    8,866,836
   Interest ......................................................          598,573
                                                                     --------------
       Total income...............................................                     $   9,465,409

EXPENSES:
   Investment management and advisory fees........................        2,079,020
   Insurance charges..............................................        5,316,715
                                                                     --------------
       Total expenses.............................................                         7,395,735
                                                                                       -------------
          Net investment income...................................                         2,069,674
                                                                                       -------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
     INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
       Proceeds from investment securities sold...................      408,860,943
       Cost of investment securities sold.........................      363,866,404
                                                                     --------------
          Net realized gain.......................................                        44,994,539

   Change in unrealized gain on investment securities:
       Unrealized gain at December 31, 1995.......................       84,623,392
       Unrealized gain at December 31, 1996.......................      127,579,653
                                                                     --------------
          Net change in unrealized gain for the year..............                        42,956,261
                                                                                       -------------

              Net realized gain and change in unrealized gain.....                        87,950,800
                                                                                       -------------

   Net increase in net assets resulting from operations...........                     $  90,020,474
                                                                                       =============


                       See Notes to Financial Statements

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                               1996               1995
                                                                               ----               ----
OPERATIONS:
   Net investment income.............................................    $     2,069,674    $     3,305,259
   Net realized gain from investment security transactions...........         44,994,539         37,951,859
   Net change in unrealized gain on investment securities............         42,956,261         71,724,212
                                                                         ---------------    ---------------
       Net increase in net assets resulting from operations..........         90,020,474        112,981,330
                                                                         ---------------    ---------------

UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 2,813,343 and 2,505,561 units, respectively)....         28,931,829         20,576,327
   Participant transfers from other Travelers accounts
      (applicable to 3,490,521 and 2,758,216 units, respectively)....         35,759,376         23,120,885
   Administrative charges
      (applicable to 32,900 and 39,010 units, respectively)..........           (358,274)          (345,103)
   Contract surrenders
      (applicable to 3,057,943 and 3,134,685 units, respectively)....        (31,680,018)       (26,235,475)
   Participant transfers to other Travelers accounts
      (applicable to 3,458,474 and 3,616,329 units, respectively)....        (35,315,088)       (29,697,410)
   Other payments to participants
      (applicable to 207,886 and 138,390 units, respectively)........         (2,212,219)        (1,142,807)
                                                                         ---------------    ---------------
      Net decrease in net assets resulting from unit transactions....         (4,874,394)       (13,723,583)
                                                                         ---------------    ---------------
          Net increase in net assets.................................         85,146,080         99,257,747


NET ASSETS:
   Beginning of year.................................................        423,110,253        323,852,506
                                                                         ---------------    ---------------
   End of year.......................................................    $   508,256,333    $   423,110,253
                                                                         ===============    ===============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996, were $383,843,522 and $384,169,009, respectively. Realized gains and losses from security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $125,284 and $70,759 for the years ended December 31, 1996 and 1995, respectively.

    Net realized gains resulting from futures contracts were $504,688 and $2,884,399 for the years ended December 31, 1996 and 1995, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. At December 31, 1996, Account GIS did not hold any open futures contracts.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $43,814 and $40,106 for the years ended December 31, 1996 and 1995, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $163,657 and $189,214 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $11,931,000 and $10,733,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, were comprised of participant purchase payments of approximately $1,077,000 and $427,000 and contract surrenders of approximately $694,000 and $560,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY



                                                                                     DECEMBER 31, 1996
                                                                       ---------------------------------------------------
                                                                                            UNIT                 NET
                                                                       UNITS                VALUE               ASSETS
                                                                       -----                -----               ------
Accumulation phase of contracts issued prior to May 16, 1983......    16,167,393      $      11.763         $  190,162,991
Annuity phase of contracts issued prior to May 16, 1983...........       386,135             11.763              4,541,766
Accumulation phase of contracts issued on or after May 16, 1983...    27,510,470             11.371            312,786,250
Annuity phase of contracts issued on or after May 16, 1983........        67,313             11.371                765,326
                                                                                                            --------------

Net Contract Owners' Equity........................................                                         $  508,256,333
                                                                                                            ==============

6. SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                    1996               1995             1994              1993          1992
                                                    ----               ----             ----              ----          ----
SELECTED PER UNIT DATA:
  Total investment income.....................    $    .216          $    .208        $    .192         $   .189     $     .192
  Operating expenses..........................         .154               .123             .100             .092           .085
                                                 ----------         ----------        ---------         --------     ----------

  Net investment income.......................         .062               .085             .092             .097           .107

  Unit value at beginning of year.............        9.668              7.120            7.194            6.664          6.587
  Net realized and change in unrealized
    gains (losses)............................        2.033              2.463            (.166)            .433          (.030)
                                                 ----------         ----------        ---------         --------     ----------

  Unit value at end of year...................    $  11.763          $   9.668        $   7.120         $  7.194     $    6.664
                                                 ==========         ==========        =========         ========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value.......    $    2.10          $    2.55        $    (.07)         $   .53     $      .08
  Ratio of operating expenses to average
    net assets................................         1.45 %             1.45 %           1.41 %           1.33 %         1.33 %
  Ratio of net investment income to average
    net assets................................          .60 %             1.02 %           1.30 %           1.40 %         1.67 %
  Number of units outstanding at end of
    year (thousands)..........................       16,554             17,896           19,557           21,841         22,516
  Portfolio turnover rate.....................           85 %               96 %            103 %             81 %          189 %
  Average commission rate paid+...............    $    .047                  -                -                -              -


Contracts issued on or after May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                    1996               1995                1994              1993          1992
                                                    ----               ----                ----              ----          ----
SELECTED PER UNIT DATA:
   Total investment income......................    $    .212        $      .205        $     .189         $   .184     $     .188
   Operating expenses...........................         .175               .140              .115             .106           .098
                                                    ---------        -----------        ----------         --------     ----------

   Net investment income........................         .037               .065              .074             .078           .090

   Unit value at beginning of year..............        9.369              6.917             7.007            6.507          6.447
   Net realized and change in unrealized
     gains (losses).............................        1.965              2.387             (.164)            .422          (.030)
                                                    ---------        -----------        ----------         --------     ----------

   Unit value at end of year....................    $  11.371        $     9.369        $    6.917         $  7.007     $    6.507
                                                    =========        ===========        ==========         ========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value........    $    2.00        $      2.45        $     (.09)        $    .50     $      .06
   Ratio of operating expenses to average
     net assets.................................         1.70 %             1.70 %            1.65 %           1.57 %         1.58 %
   Ratio of net investment income to average
     net assets.................................          .36 %              .79 %            1.05 %           1.15 %         1.43 %
   Number of units outstanding at end of year
     (thousands)................................       27,578             26,688            26,692           28,497         29,661
   Portfolio turnover rate......................           85 %               96 %             103 %             81 %          189 %
   Average commission rate paid+................    $    .047                  -                 -                -              -

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996



                                          NO. OF        MARKET
                                          SHARES        VALUE
                                         --------    -----------
COMMON STOCKS (99.3%)

AGRICULTURE (0.5%)
 Pioneer Hi Bred International            33,500    $   2,345,000
                                                    -------------
AMUSEMENTS (0.8%)
 Walt Disney Co.                          61,555        4,285,767
                                                    -------------
BANKING (7.9%)
 Banc One Corp.                           35,740        1,536,820
 Bank of Boston Corp.                     35,800        2,300,150
 BankAmerica Corp.                        51,100        5,097,225
 Barnett Banks Inc.                       17,500          719,687
 Chase Manhattan Corp.                    62,552        5,582,766
 Citicorp                                 67,200        6,921,600
 First Bank Systems, Inc.                 12,500          853,125
 First Chicago NBD                        29,200        1,569,500
 Golden West Financial Corp.              23,400        1,477,125
 Mellon Bank Corp.                        40,900        2,903,900
 NationsBank Corp.                        29,800        2,912,950
 Northern Trust Corp.                     41,400        1,503,338
 Norwest Corp.                            79,600        3,462,600
 SunTrust Banks, Inc.                     19,900          980,075
 Wells Fargo & Co.                         9,133        2,463,627
                                                    -------------
                                                       40,284,488
                                                    -------------
CHEMICALS, PHARMACEUTICALS AND
 ALLIED PRODUCTS (13.0%)
 Abbott Laboratories                      44,700        2,268,525
 American Home Products Corp.             34,400        2,016,700
 Amgen (A)                                49,000        2,667,438
 Bristol-Myers Squibb Co.                 64,400        7,003,500
 Colgate-Palmolive                        13,700        1,263,825
 Cytec Industries, Inc. (A)               43,100        1,750,937
 E.I. Dupont de Nemours & Co.             50,000        4,718,750
 Eli Lilly & Co.                          31,200        2,277,600
 Johnson & Johnson                       145,400        7,233,650
 Merck & Co.                             127,100       10,072,675
 Monsanto Co.                             88,500        3,440,438
 Morton International                     47,700        1,943,775
 Pfizer, Inc.                             57,500        4,765,312
 Procter & Gamble Co.                     63,900        6,869,250
 Schering-Plough Corp.                    56,000        3,626,000
 Union Carbide Corp.                      50,900        2,080,538
 Warner-Lambert Co.                       24,600        1,845,000
                                                    -------------
                                                       65,843,913
                                                    -------------
COMMUNICATION (6.9%)
 Ameritech Corp.                          51,300        3,110,063
 AT&T Corp.                              108,100        4,702,350
 Bell Atlantic Corp.                      41,300        2,674,175
 BellSouth Corp.                          92,800        3,746,800
 Clear Channel Communications (A)         51,600        1,864,050
 GTE Corp.                                77,000        3,503,500
 MCI Communications Corp.                111,700        3,651,194
 NYNEX Corp.                              40,800        1,963,500
 Pacific Telesis Group                    32,100        1,179,675
 Sprint Corp.                             31,400        1,252,075
 SBC Communications, Inc.                 76,000        3,933,000
 TCI Satellite Entertainment (A)           6,120           60,817
 Tele-Communications Inc. (A)             61,200          799,425
 U.S. West Communications Group           16,900          545,025
 WorldCom, Inc. (A)                       74,100        1,931,231
                                                    -------------
                                                       34,916,880
                                                    -------------
CONTRACTORS (0.8%)
 Fluor Corp.                              30,300        1,901,325
 Halliburton Co.                          33,400        2,012,350
                                                    -------------
                                                        3,913,675
                                                    -------------
ELECTRICAL AND
 ELECTRONIC MACHINERY (8.1%)
 Andrew Corp. (A)                         30,200        1,602,486
 Atmel Corp. (A)                          54,600        1,815,450
 Duracell International, Inc.             25,600        1,788,800
 General Electric Corp.                  152,900       15,117,988
 Intel Corp.                              85,600       11,208,250
 Motorola, Inc.                           52,100        3,197,638
 Raychem Corp.                            23,150        1,854,894
 Texas Instruments, Inc.                  16,200        1,032,750
 Time Warner, Inc.                        49,200        1,845,000
 U.S. Robotics, Inc. (A)                  24,000        1,729,500
                                                    -------------
                                                       41,192,756
                                                    -------------
FINANCE (3.3%)
 American Express Co.                     45,100        2,548,150
 Federal Home Loan Mortgage Corp.         17,300        1,905,162
 Federal National Mortgage Association   100,900        3,758,525
 HFS Inc. (A)                             43,200        2,581,200
 Household International                  24,100        2,223,225
 Merrill Lynch & Co.                      15,200        1,238,800
 Morgan Stanley Group, Inc.               14,600          834,025
 Student Loan Marketing Association       17,200        1,601,750
                                                    -------------
                                                       16,690,837
                                                    -------------
FOOD (8.0%)
 Anheuser-Busch Cos.                      45,200        1,808,000
 Campbell Soup Co.                         9,600          770,400
 Coca-Cola Co.                           220,300       11,593,287
 ConAgra, Inc.                            68,400        3,402,900
 CPC International, Inc.                  31,600        2,449,000
 Dean Foods Co.                           57,500        1,854,375
 General Mills, Inc.                      14,400          912,600
 PepsiCo, Inc.                           142,700        4,173,975
 Philip Morris, Inc.                      88,700        9,989,838
 Sara Lee Corp.                           44,300        1,650,175
 Unilever N.V.                            12,400        2,173,100
                                                    -------------
                                                       40,777,650
                                                    -------------
FURNITURE AND FIXTURES (0.3%)
 Lear Corp. (A)                           38,300        1,306,987
                                                    -------------
HOTELS & LODGING (0.4%)
 Hilton Hotels Corp.                      67,500        1,763,438
                                                    -------------
INSURANCE (4.4%)
 Allstate Corp.                           40,575        2,348,278
 Ambac, Inc.                              40,100        2,661,638
 American International Group             43,350        4,692,638
 Chubb Corp.                              33,500        1,800,625
 Cigna Corp.                              17,600        2,404,600
 General Reinsurance Corp.                 7,300        1,151,575
 ITT Hartford Group, Inc.                 35,400        2,389,500
 MedPartners, Inc. (A)                    62,100        1,304,100
 SunAmerica, Inc.                         33,900        1,504,312
 Transatlantic Holdings, Inc.             26,500        2,133,250
                                                    -------------
                                                       22,390,516
                                                    -------------
LUMBER AND WOOD PRODUCTS (0.5%)
 Georgia-Pacific Corp.                    23,900        1,720,800
 Weyerhaeuser Co.                         18,200          862,225
                                                    -------------
                                                        2,583,025
                                                    -------------

<Captioin>
                                          NO. OF        MARKET
                                          SHARES        VALUE
                                         --------     ----------
MACHINERY (6.5%)
 Black & Decker Corp.                     63,200    $   1,903,900
 Caterpillar, Inc.                        18,500        1,392,125
 Cisco Systems, Inc. (A)                  92,500        5,891,094
 Compaq Computer Corp. (A)                26,600        1,975,050
 Deere & Co.                              56,100        2,279,063
 Gateway 2000, Inc. (A)                   27,600        1,478,325
 Hewlett-Packard Co.                      91,400        4,592,850
 International Business Machines Corp.    46,800        7,066,800
 Lucent Technologies                      56,323        2,604,939
 Sun Microsystems (A)                     95,800        2,460,862
 3Com Corp. (A)                           15,500        1,136,344
                                                    -------------
                                                       32,781,352
                                                    -------------
METAL PRODUCTS (1.5%)
 Aluminum Co. of America                  24,800        1,581,000
 Gillette Co.                             62,300        4,843,825
 Nucor Corp.                               8,100          413,100
 USX-U.S. Steel Group                     25,200          790,650
                                                    -------------
                                                        7,628,575
                                                    -------------
MINING (0.7%)
 Freeport-McMoRan Copper & Gold           68,500        2,046,437
 Homestake Mining Co.                     88,700        1,263,975
                                                    -------------
                                                        3,310,412
                                                    -------------
MISCELLANEOUS MANUFACTURING (2.3 %)
 American Brands                          15,200          754,300
 Eastman Kodak Co.                        29,700        2,383,425
 Emerson Electric Co.                     20,100        1,944,675
 Guidant Corp.                            33,500        1,909,500
 Honeywell, Inc.                          32,900        2,163,175
 Medtronics, Inc.                         21,900        1,489,200
 Xerox Corp.                              27,900        1,468,238
                                                    -------------
                                                       12,112,513
                                                    -------------
OIL & GAS (0.9%)
 Chesapeake Energy Corp. (A)              28,100        1,563,062
 Louisiana Land & Exploration             31,300        1,678,463
 Schlumberger Ltd.                        13,600        1,358,300
 Union Pacific Resources Group                 1               29
                                                    -------------
                                                        4,599,854
                                                    -------------
PAPER AND ALLIED PRODUCTS (0.9%)
 Kimberly Clark Corp.                     25,730        2,450,782
 Willamette Industries, Inc.              28,800        2,005,200
                                                    -------------
                                                        4,455,982
                                                    -------------
PETROLEUM REFINING AND
 RELATED INDUSTRIES (8.2%)
 Amerada Hess                             34,900        2,019,838
 Amoco Corp.                              44,200        3,558,100
 Ashland Oil, Inc.                        39,600        1,737,450
 Atlantic Richfield Co.                   10,500        1,391,250
 Chevron Corp.                            58,900        3,828,500
 Exxon Corp.                              95,700        9,378,600
 Mobil Corp.                              48,300        5,904,675
 Royal Dutch Petroleum Co.                38,600        6,590,950
 Texaco, Inc.                             50,000        4,906,250
 Unocal Corp.                             54,600        2,218,125
                                                    -------------
                                                       41,533,738
                                                    -------------
PRINTING, PUBLISHING AND
 ALLIED INDUSTRIES (0.8%)
 Gannet Co.                               32,300        2,418,462
 New York Times Co.                       48,300        1,835,400
                                                    -------------
                                                        4,253,862
                                                    -------------
RETAIL (4.5%)
 American Stores                          50,100        2,047,837
 Borders Group, Inc. (A)                  40,500        1,452,938
 Dollar General Corp.                     47,400        1,516,800
 Federated Department Stores, Inc. (A)    59,500        2,030,437
 Home Depot, Inc.                         45,966        2,304,046
 Lowe's Cos.                              55,200        1,959,600
 McDonalds Corp.                          57,500        2,601,875
 Sears Roebuck & Co.                      34,300        1,582,088
 The GAP, Inc.                            76,200        2,295,525
 Tiffany & Co.                            42,600        1,560,225
 Wal-Mart Stores, Inc.                   159,700        3,653,137
                                                    -------------
                                                       23,004,508
                                                    -------------
RUBBER AND PLASTIC PRODUCTS (1.4%)
 Armstrong World Industries               24,600        1,709,700
 Illinois Tool Works                      31,300        2,500,088
 Nike, Inc.                               52,500        3,136,875
                                                    -------------
                                                        7,346,663
                                                    -------------
SERVICES (5.2%)
 AccuStaff, Inc. (A)                      75,600        1,597,050
 Automatic Data Process                   28,400        1,217,650
 Columbia/HCA Healthcare Corp.            60,900        2,481,675
 Computer Associates International        56,675        2,819,581
 Corrections Corp. of America (A)         49,000        1,500,625
 First Data Corp.                         40,400        1,474,600
 HBO & Co.                                38,900        2,309,688
 Microsoft (A)                           109,000        9,012,937
 Oracle Corp. (A)                         58,850        2,453,309
 Vencor, Inc. (A)                         47,000        1,486,375
                                                    -------------
                                                       26,353,490
                                                    -------------
STONE, CLAY, GLASS, AND
 CONCRETE PRODUCTS (0.6%)
 Minnesota Mining & Manufacturing Co.     38,500        3,190,687
                                                    -------------
TEXTILE MILL PRODUCTS (0.4%)
 V.F. Corp.                               28,100        1,896,750
                                                    -------------
TRANSPORTATION (1.2%)
 Burlington Northern Santa Fe             31,100        2,686,262
 Conrail, Inc.                             7,241          721,384
 Continental Air, Inc. (A)                54,900        1,550,925
 Union Pacific Corp.                      19,500        1,172,438
                                                    -------------
                                                        6,131,009
                                                    -------------
TRANSPORTATION MANUFACTURING (4.3%)
 Allied Signal, Inc.                      25,400        1,701,800
 Boeing Co.                               48,400        5,148,550
 Chrysler Corp.                           86,900        2,867,700
 Ford Motor Co.                          104,100        3,318,187
 General Motors Corp.                     63,300        3,528,975
 Lockheed Martin Corp.                    18,139        1,659,719
 United Technologies Corp.                53,400        3,524,400
                                                    -------------
                                                       21,749,331
                                                    -------------

                                                     NO. OF         MARKET
                                                     SHARES         VALUE
                                                    --------     -----------
UTILITIES (4.0%)
 AES Corp. (A)                                        41,200    $    1,915,800
 Allegheny Power Systems                              47,500         1,442,812
 Baltimore Gas & Electric Co.                         48,900         1,308,075
 CalEnergy Co. (A)                                    49,600         1,667,800
 Columbia Gas Systems, Inc.                           29,200         1,857,850
 Consolidated Natural Gas Co.                         35,700         1,972,425
 CMS Energy Corp.                                     31,700         1,065,913
 Duke Power Co.                                       18,500           855,625
 Florida Power & Light Co.                            15,900           731,400
 Houston Industries                                   24,100           545,263
 Pacific Enterprises                                  20,800           631,800
 Sonat, Inc.                                          38,900         2,003,350
 Southern Co.                                         99,600         2,253,450
 Texas Utilities Co.                                  55,900         2,277,925
                                                                --------------
                                                                    20,529,488
                                                                --------------
WHOLESALE TRADE (1.0%)
 Crane Co.                                            68,700         1,992,300
 Enron Corp.                                          23,100           996,188
 Grainger (W.W.)                                      24,500         1,966,125
                                                                --------------
                                                                     4,954,613
                                                                --------------
TOTAL COMMON STOCKS
 (COST $376,548,106)                                               504,127,759
                                                                --------------
                                                  PRINCIPAL
                                                   AMOUNT
                                                  ---------
SHORT-TERM INVESTMENTS (0.7%)

 REPURCHASE AGREEMENTS (0.7%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $3,200,000,
   7.875% due November 15, 2004                 $  3,463,000         3,463,000
                                                                --------------
 TOTAL SHORT-TERM
  INVESTMENTS (COST $3,463,000)                                      3,463,000
                                                                --------------

 TOTAL INVESTMENTS (100%)
  (COST $380,011,106) (B)                                       $  507,590,759
                                                                ==============

NOTES

(A) Non-income Producing Security.

(B) At December 31, 1996, net unrealized appreciation for all securities was $127,579,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $130,553,071 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,973,418.




                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1996 started out with the Federal Government shut down and investor concerns about a possible recession. The bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly as the two year Treasury yield was lower than the federal funds rate. The Fed did cut their federal funds rate target 0.25% in January but then strong employment growth over the next several months sent bonds into a tailspin reminiscent of 1994. Rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting. The Fed decided to hold steady at the September meeting and interest rates declined from then until December as economic growth slowed in the fourth quarter. The market also responded positively to the election results as the Republicans maintained control of Congress despite President Clinton's re-election. Going into December, the markets were reflecting a best case scenario of moderate economic growth with low inflation and low unemployment coupled with a benign to positive political landscape. Rates started rising again in December as some economic indicators strengthened but ended the year well below the levels seen in the second and third quarters.

U.S. bonds had their best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.45% for the quarter and 4.06% for the full year. The Travelers Quality Bond Account for Variable Annuities ("Account QB") had a 2.34% return in the quarter which was 0.11 ahead of the index. For the full year, Treasuries with maturities longer than 10 years had negative total returns. Returns were worse the longer the average duration with the Salomon 1 month CD index returning 5.51%, the Lehman Intermediate Government/Corporate Index returning 4.06%, and the Lehman Long Government/Corporate Index returning 0.13%. For the full year Account QB returned 4.95%, before fees and expenses, 89 basis points better than the Lehman Intermediate Government/Corporate Index, which is its benchmark. Net of fees and expenses, total return of Account QB was 3.38% for the year. Account QB was helped by the strong performance of its position in corporate and asset backed securities relative to Treasuries.

We expect interest rates to stay in the trading range established in 1996 (the 30 year ranged between 5.95% and 7.19%). Low unemployment creates the potential for strong consumer spending growth and for cyclical upward inflation pressure through wages, putting a lower limit on where rates can go. On the higher rate side, the 7% level has proven to be a sufficient level to draw increased interest in bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high. The yield curve was fairly steady at average slopes throughout 1996. We do not see anything that would cause that to change significantly. We are keeping Account QB's duration and maturity structure relatively close to that of the index.

Within the fixed income markets, demand for spread product continued to be high in 1996. Along with tight spreads against Treasuries, spreads for lower quality corporates are compressed with the spreads on higher quality corporates. The mortgage backed and asset backed markets are similarly compressed, with previous opportunities in B-piece credit cards, commercial mortgage backed securities, and seasoned mortgage product squeezed by investors digging for yield. There is nothing in our economic outlook which is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that don't offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporates that sometimes have very strong balance sheets but are capped by the rating of their home country.

PORTFOLIO MANAGER:  F. DENNEY VOSS


                                 [TAMIC LOGO]

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES



NON-TIMED 12/96                                                         1 YEAR           3 YEAR           5 YEAR
The Travelers Quality Bond Account for Variable Annuities                 3.38%            4.92%             5.9%
Lipper Short Intermediate Investment Grade Debt Category Average          2.84%            3.74%            4.58%


This is a comparison of The Travelers Quality Bond Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1996. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.80%, five year 4.80% and ten year 6.46%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $168,903,822)..........    $  169,102,897
   Receivables:
      Interest.........................................................         1,310,828
      Purchase payments and transfers from other Travelers accounts....            46,873
   Other assets........................................................             1,519
                                                                           --------------

          Total Assets.................................................       170,462,117
                                                                           --------------

LIABILITIES:
   Cash overdraft......................................................             4,052
   Payables:
      Contract surrenders and transfers to other Travelers accounts....           213,078
      Investment management and advisory fees..........................             6,078
   Accrued liabilities.................................................            30,557
                                                                           --------------

          Total Liabilities............................................           253,765
                                                                           --------------

NET ASSETS.............................................................    $  170,208,352
                                                                           ==============

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Interest...................................................                      $   13,160,431

EXPENSES:
   Investment management and advisory fees....................    $      576,329
   Insurance charges..........................................         2,103,316
                                                                  ---------------
      Total expenses..........................................                           2,679,645
                                                                                    ---------------

         Net investment income................................                          10,480,786
                                                                                    ---------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
      INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
      Proceeds from investment securities sold................       343,310,465
      Cost of investment securities sold......................       342,244,839
                                                                  ---------------

         Net realized gain....................................                           1,065,626

   Change in unrealized gain on investment securities:
      Unrealized gain at December 31, 1995....................         6,087,673
      Unrealized gain at December 31, 1996....................           199,075
                                                                  ---------------

         Net change in unrealized gain for the year...........                          (5,888,598)
                                                                                    ---------------

            Net realized gain and change in unrealized gain...                          (4,822,972)
                                                                                    ---------------

   Net increase in net assets resulting from operations                             $    5,657,814
                                                                                    ===============

                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                 1996               1995
                                                                          -----------------   ----------------
OPERATIONS:
   Net investment income..............................................    $     10,480,786    $     9,023,430
   Net realized gain from investment security transactions............           1,065,626          1,019,178
   Net change in unrealized gain (loss) on investment securities......          (5,888,598)        12,716,988
                                                                          -----------------   ----------------

      Net increase in net assets resulting from operations............           5,657,814         22,759,596
                                                                          -----------------   ----------------

UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 3,643,171 and 3,283,550 units, respectively).....          17,905,073         15,219,291
   Participant transfers from other Travelers accounts
      (applicable to 3,024,146 and 4,374,714 units, respectively).....          14,870,447         20,342,504
   Administrative charges
      (applicable to 27,353 and 30,577 units, respectively)...........            (135,785)          (146,591)
   Contract surrenders
      (applicable to 2,968,208 and 3,514,833 units, respectively).....         (14,715,900)       (16,280,761)
   Participant transfers to other Travelers accounts
      (applicable to 6,532,400 and 5,302,454 units, respectively).....         (32,090,166)       (24,324,600)
   Other payments to participants
      (applicable to 177,391 and 146,460 units, respectively).........            (884,681)          (686,680)
                                                                          -----------------   ----------------

      Net decrease in net assets resulting from unit transactions.....         (15,051,012)        (5,876,837)
                                                                          -----------------   ----------------

         Net increase (decrease) in net assets........................          (9,393,198)        16,882,759


NET ASSETS:
   Beginning of year.................................................          179,601,550        162,718,791
                                                                          -----------------   ----------------

   End of year.......................................................     $    170,208,352    $   179,601,550
                                                                          =================   ================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The costs of purchases and proceeds from sales of bonds (other than short-term securities) were $183,257,990 and $192,416,249, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $116,946,574 and $114,368,811, respectively, for the year ended December 31, 1996. Realized gains and losses from security transactions are reported on an identified cost basis.

    Account QB placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commission paid to these affiliated firms was $14,250 for the year ended December 31, 1995. There were no commissions paid to affiliated firms for the year ended December 31, 1996.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $13,748 and $20,292 for the years ended December 31, 1996 and 1995, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $70,089 and $108,615 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $760,000 and $755,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, were comprised of participant purchase payments of approximately $276,000 and $17,000, and contract surrenders of approximately $141,000 and $86,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY


                                                                                       DECEMBER 31, 1996
                                                                       -----------------------------------------------
                                                                                           UNIT             NET
                                                                         UNITS             VALUE           ASSETS
                                                                         -----             -----           ------
Accumulation phase of contracts issued prior to May 16, 1983.........   8,497,114        $    5.234     $   44,465,564
Annuity phase of contracts issued prior to May 16, 1983..............      52,065             5.234            272,458
Accumulation phase of contracts issued on or after May 16, 1983......  24,794,468             5.060        125,421,467
Annuity phase of contracts issued on or after May 16, 1983...........       9,660             5.060             48,863
                                                                                                        --------------

Net Contract Owners' Equity..................................................................           $  170,208,352
                                                                                                        ==============

6. SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)




   Contracts issued prior to May 16, 1983

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                      1996            1995          1994             1993              1992
                                                      ----            ----          ----             ----              ----
SELECTED PER UNIT DATA:
   Total investment income.....................    $     .379       $    .328     $     .318        $     .306      $      .317
   Operating expenses..........................          .067            .063           .059              .058             .050
                                                   -----------      ----------    -----------       -----------     ------------

   Net investment income.......................          .312            .265           .259              .248             .267

   Unit value at beginning of year.............         5.050           4.400          4.498             4.150            3.880
   Net realized and change in unrealized
     gains (losses)............................         (.128)           .385          (.357)             .100             .003
                                                   -----------      ----------    -----------       -----------     ------------

   Unit value at end of year...................    $    5.234       $   5.050     $    4.400        $    4.498      $     4.150
                                                   ===========      ==========    ===========       ===========     ============

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value.......    $      .18       $     .65     $     (.10)       $      .35      $       .27
   Ratio of operating expenses to average
     net assets................................          1.33 %          1.33 %         1.33 %            1.33 %           1.33 %
   Ratio of net investment income to average
     net assets................................          6.12 %          5.54 %         5.87 %            5.66 %           6.61 %
   Number of units outstanding at end of year
     (thousands)...............................         8,549           9,325         10,694            12,489           13,416
   Portfolio turnover rate.....................           176 %           138 %           27 %              24 %             23 %

   Contracts issued on or after May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
                                                        1996            1995             1994             1993            1992
                                                        ----            ----             ----             ----            ----
SELECTED PER UNIT DATA:
   Total investment income.......................    $    .368        $    .319        $    .310       $      .299      $     .311
   Operating expenses............................         .078             .073             .069              .067            .061
                                                     ----------       ----------       ----------      ------------     -----------

   Net investment income.........................         .290             .246             .241              .232            .250

   Unit value at beginning of year...............        4.894            4.274            4.381             4.052           3.799
   Net realized and change in unrealized
     gains (losses)..............................        (.124)            .374            (.348)             .097            .003
                                                     ----------       ----------       ----------      ------------     -----------

   Unit value at end of year.....................    $   5.060        $   4.894        $   4.274       $     4.381      $    4.052
                                                     ==========       ==========       ==========      ============     ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase (decrease) in unit value.........    $     .17        $     .62        $    (.11)      $      .33      $      .25
   Ratio of operating expenses to average
     net assets..................................         1.57 %           1.57 %           1.57 %           1.57 %          1.58 %
   Ratio of net investment income to average
     net assets..................................         5.87 %           5.29 %           5.62 %           5.41 %          6.38 %
   Number of units outstanding at end of year
     (thousands).................................       24,804           27,066           27,033           28,472          20,250
   Portfolio turnover rate.......................          176 %            138 %             27 %             24 %            23 %

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                                     PRINCIPAL           MARKET
                                                      AMOUNT             VALUE
                                                   -----------        ----------
BONDS (75.4%)

AMUSEMENTS (4.2%)
 Six Flags Entertainment,
  0.00% Notes, 1999                               $    8,850,000    $    7,168,500
                                                                    --------------
COMMUNICATION (16.0%)
 BellSouth Capital Funding,
  6.04% Debentures, 2026                               4,500,000         4,479,062
 Continental Cablevision, Inc.,
  11.00% Debentures, 2007                              5,000,000         5,715,165
 MCI Communications Corp.,
  7.125% Debentures, 2027                              8,500,000         8,811,627
 Tele-Communications, Inc.,
  9.65% Debentures, 2003                               7,500,000         7,993,980
                                                                    --------------
                                                                        26,999,834
                                                                    --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.3%)
 Grand Met Investment Corp.,
  0.00% Notes, 2004                                   10,000,000         6,194,550
 Kidder Peabody Mortgage
  Asset Trust 23,
  9.88% Pass Through, 2019                               349,856           354,096
 PB CMO Trust II,
  9.20% Pass Through, 2018                               390,595           393,279
 Prudential Home Mortgage 1992-17,
  8.00% Pass Through, 2007                             2,000,000         2,028,504
                                                                    --------------
                                                                         8,970,429
                                                                    --------------
CREDIT CARD RECEIVABLES (3.3%)
 Household Private Label
  CC MT 1994-2 B Certificate,
  8.00% Pass Through, 1999                             3,500,000         3,637,298
 Signet Credit Card
  Master Trust, 1993-4 B,
  5.80% Pass Through, 1999                             2,000,000         1,983,240
                                                                    --------------
                                                                         5,620,538
                                                                    --------------
FINANCE (7.7%)
 Alco Capital Resources,
  7.33% Notes, 1998                                    6,000,000         6,091,020
 New Plan Realty Trust,
  5.95% Notes, 2026                                    7,000,000         6,988,282
                                                                    --------------
                                                                        13,079,302
                                                                    --------------
FOREIGN NATIONAL GOVERNMENT (6.1%)
 Kingdom of Sweden,
  0.00% Notes, 2000                                   10,000,000         8,056,250
 Republic of Austria,
  0.00% Debentures, 2000                               3,000,000         2,336,250
                                                                    --------------
                                                                        10,392,500
                                                                    --------------
MACHINERY (5.0%)
 Hewlett-Packard Co.,
  6.50% Notes, 1999                                    8,425,000         8,503,984
                                                                    --------------

TOBACCO MANUFACTURERS (9.1%)
 Philip Morris, Inc.,
  6.95% Notes, 2006                                    8,800,000         8,925,294
 RJR Nabisco, Inc.,
  8.30% Notes, 1999                                    6,200,000         6,440,157
                                                                    --------------
                                                                        15,365,451
                                                                    --------------
TRANSPORTATION (2.3%)
 American Airlines, Inc., 1993-A4,
  6.50% Notes, 1997                                    1,896,000         1,898,840
 Delta Airlines, Inc.,
  9.25% Sinking Fund, 2007                             1,858,510         1,920,752
                                                                    --------------
                                                                         3,819,592
                                                                    --------------
UTILITIES (16.4%)
 DQU II Funding,
  7.23% Bonds, 1999                                    5,692,000         5,756,451
 Gulf States Utilities Co.,
  7.35% Notes, 1998                                    7,000,000         7,107,870
 Illinois Power Co.,
  6 .50% Notes, 1999                                   7,000,000         6,995,856
 NIPSCO Capital Market, Inc.,
  0.00% Bonds, 1997                                    4,500,000         4,260,150
 United Illuminating Company
  7.375% Debentures, 1998                              3,500,000         3,544,713
                                                                    --------------
                                                                        27,665,040
                                                                    --------------
  TOTAL BONDS
   (COST $127,502,319)                                                 127,585,170
                                                                    --------------
U.S. GOVERNMENT AGENCY
 SECURITIES (9.4%)

 FHLMC Gold 24yr ZC,
  5.15% Pass Through, 2012                             4,686,782         4,617,886
 FNMA Principal Strip,
  0.00% Debentures, 2002                               5,000,000         4,950,440
 GNMA 1996-22 Va,
  7.00% Pass Through, 2005                             4,284,069         4,338,978
 GNMA 30yr Single Family Issue,
  7.00% Pass Through, 2023                             1,957,284         1,917,526
                                                                    --------------
 TOTAL U.S. GOVERNMENT
  AGENCY SECURITIES
   (COST $15,621,363)                                                   15,824,830
                                                                    --------------
U.S. GOVERNMENT
 SECURITIES (14.7%)

 United States of America Treasury,
  5.625% Notes, 2000                                   1,000,000           982,187
 United States of America Treasury,
  5.875% Notes, 2000                                  16,500,000        16,381,398
 United States of America Treasury,
  6.25% Notes, 2003                                    7,500,000         7,495,312
                                                                    --------------
  TOTAL U.S. GOVERNMENT
   SECURITIES
   (COST $24,946,140)                                                   24,858,897
                                                                    --------------

SHORT-TERM INVESTMENTS (0.5%)

 REPURCHASE AGREEMENTS (0.5%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $775,000,
   7.875% due November 15, 2004                          834,000           834,000
                                                                    --------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $834,000)                                            834,000
                                                                    --------------
   TOTAL INVESTMENTS (100%)
    (COST $168,903,822) (A)                                         $  169,102,897
                                                                    ==============

NOTES

(A) At December 31, 1996, net unrealized appreciation for all securities was $199,075. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $983,140 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $784,065.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Quality Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1996 started out with investor concerns about a possible recession. The market expected the Federal Reserve Board ("Fed") to cut interest rates significantly and in January there was a 0.25% reduction to 5.25%. However, strong employment growth in the first and second quarters shifted concerns from recession to inflation. Due to mixed economic data for the balance of 1996, the Fed maintained a steady course and inacted no other rate changes.

A "Do Not Disturb" sign hung over the financial markets for most of the fourth quarter. The federal funds rate remained unchanged at 5.25% and for most of the quarter economic data exhibited modest growth and subdued inflation. Long-term bond yields started the quarter at 6.97% and ended the quarter at 6.64%. However, the January, 1997 release of December, 1996 employment data reflected the creation of 262,000 new jobs which was significantly above estimates, an increase in the average work week and the average hours worked index increased .9% created further inflation concerns.

Our expectation is for the Fed to continue to stifle any potential increase in inflation and if economic data continues to reflect above average growth the Fed will take action and increase the federal funds rate.

In light of this the strategy in the management of The Travelers Money Market Account for Variable Annuities' short-term assets will be to maintain maturities in the 30 to 60 day range. At year end the asset size of the portfolio was $84.7 million with an average yield of 5.47% and an average life of 50.4 days.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.










                                 [TAMIC LOGO]

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


NON-TIMED 12/96                                                 1 YEAR                  3 YEAR                  5 YEAR
The Travelers Money Market Account for Variable Annuities        3.94%                  3.71%                    3.03%
Lipper Money Market Category Average                             3.82%                  3.60%                    2.94%



This is a comparison of The Travelers Money Market Account for Variable Annuities versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1996. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and portfolio management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Universal Annuity fund performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) portfolio management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. An investment in The Travelers Money Market Account for Variable Annuities is neither insured nor guaranteed by the U.S. Government.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.25%, five year 1.84% and ten year 4.32%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $84,682,870)..........    $  84,664,467
   Cash...............................................................            1,455
   Receivables:
      Interest........................................................          568,428
      Purchase payments and transfers from other Travelers accounts...        1,495,715
   Other assets.......................................................              380
                                                                          -------------
         Total Assets.................................................       86,730,445
                                                                          -------------

LIABILITIES:
   Payables:
      Contract surrenders and transfers to other Travelers accounts...          360,210
      Investment management and advisory fees.........................            3,027
   Accrued liabilities................................................           11,793
                                                                          -------------

         Total Liabilities............................................          375,030
                                                                          -------------

NET ASSETS............................................................    $  86,355,415
                                                                          =============

                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Interest..................................................                  $  4,217,448


EXPENSES:
   Investment management and advisory fees...................    $  253,092
   Insurance charges.........................................       973,645
                                                                 ----------
      Total expenses.........................................                     1,226,737
                                                                               ------------

         Net investment income...............................                     2,990,711
                                                                               ------------

   Net increase in net assets resulting from operations......                  $  2,990,711
                                                                               ============

                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                        1996                1995
                                                                                        ----                ----
OPERATIONS:
   Net investment income.......................................................    $      2,990,711    $     3,427,447
                                                                                   -----------------   ----------------
      Net increase in net assets resulting from operations.....................           2,990,711          3,427,447
                                                                                   -----------------   ----------------

UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 9,424,587 and 6,970,794 units, respectively)..............          20,964,777         14,864,399
   Participant transfers from other Travelers accounts
      (applicable to 55,407,340 and 39,907,908 units, respectively)............         123,185,617         85,226,642
   Administrative charges
      (applicable to 39,967 and 44,021 units, respectively)....................             (89,466)           (94,696)
   Contract surrenders
      (applicable to 4,688,797 and 5,220,626 units, respectively)..............         (10,410,253)       (11,137,360)
   Participant transfers to other Travelers accounts
      (applicable to 57,859,014 and 45,205,495 units, respectively)............        (128,506,136)       (96,405,902)
   Other payments to participants
      (applicable to 14,133 and 363,303 units, respectively)...................             (31,246)          (782,623)
                                                                                   -----------------   ----------------
      Net increase (decrease) in net assets resulting from unit transactions...           5,113,293         (8,329,540)
                                                                                   -----------------   ----------------
         Net increase (decrease) in net assets.................................           8,104,004         (4,902,093)


NET ASSETS:
   Beginning of year...........................................................          78,251,411         83,153,504
                                                                                   -----------------   ----------------
   End of year.................................................................    $     86,355,415    $    78,251,411
                                                                                   =================   ================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

    SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed-upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES.   The operations of Account MM form a part of the
    total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $77,935 and $142,783 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

3.  NET ASSETS HELD BY AFFILIATE

    Approximately $4,150,000 and $1,816,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, were comprised of participant purchase payments of approximately $3,085,000 and $965,000 and contract surrenders of approximately $826,000 and $72,000, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                                      DECEMBER 31, 1996
                                                                       -------------------------------------------------
                                                                                                               NET
                                                                         UNITS            UNIT VALUE          ASSETS
                                                                         -----            ----------          ------
Accumulation phase of contracts issued prior to May 16, 1983........     112,316        $       2.341     $     262,867
Accumulation phase of contracts issued on or after May 16, 1983.....  37,952,473                2.263        85,884,938
Annuity phase of contracts issued on or after May 16, 1983..........      91,743                2.263           207,610
                                                                                                          -------------
Net Contract Owners' Equity.....................................................................          $  86,355,415
                                                                                                          =============

5.  SUPPLEMENTARY INFORMATION
     (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                      1996            1995            1994          1993          1992
                                                      ----            ----            ----          ----          ----
SELECTED PER UNIT DATA:
   Total investment income.....................    $    .125        $    .130      $    .091      $    .067      $    .079
   Operating expenses..........................         .030             .030           .028           .027           .027
                                                   ----------       ----------     ----------     ----------     ----------
   Net investment income.......................         .095             .100           .063           .040           .052

   Unit value at beginning of year.............        2.246            2.146          2.083          2.043          1.991
                                                   ----------       ----------     ----------     ----------     ----------

   Unit value at end of year...................    $   2.341        $   2.246      $   2.146      $   2.083      $   2.043
                                                   ==========       ==========     ==========     ==========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value..................    $     .10        $     .10      $     .06      $     .04      $     .05
   Ratio of operating expenses to average
     net assets................................         1.33 %           1.33 %         1.33 %         1.33 %         1.33 %
   Ratio of net investment income to average
     net assets................................         4.10 %           4.61 %         2.98 %         1.93 %         2.58 %
   Number of units outstanding at end of year
     (thousands)...............................          112              206            206            218            227


Contracts issued on or after May 16, 1983

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                     1996             1995            1994          1993               1992
                                                     ----             ----            ----          ----               -----
SELECTED PER UNIT DATA:
   Total investment income....................    $    .121        $    .127       $    .087      $    .065          $    .077
   Operating expenses.........................         .035             .034            .032           .031               .031
                                                  ----------       ----------      ----------     ----------         ----------
   Net investment income......................         .086             .093            .055           .034               .046

   Unit value at beginning of year............        2.177            2.084           2.029          1.995              1.949
                                                  ----------       ----------      ----------     ----------         ----------
   Unit value at end of year..................    $   2.263        $   2.177       $   2.084      $   2.029          $   1.995
                                                  ==========       ==========      ==========     ==========         ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
   Net increase in unit value.................    $     .09        $     .09       $     .06      $     .03          $     .05
   Ratio of operating expenses to average
     net assets...............................         1.57 %           1.57 %          1.57 %         1.57 %             1.57 %
   Ratio of net investment income to average
     net assets...............................         3.84 %           4.36 %          2.72 %         1.68 %             2.33 %
   Number of units outstanding at end of year
     (thousands)..............................       38,044           35,721          39,675         34,227             42,115

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                                          PRINCIPAL         MARKET
                                                           AMOUNT           VALUE
                                                         -----------      ----------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (95.5%)
  Abbott Laboratories,
   5.34% due January 3, 1997                             $  3,500,000    $   3,498,058
  Allied Signal, Inc.,
   5.53% due January 22, 1997                               2,500,000        2,491,302
  American Express Credit Corp.,
   5.37% due February 6, 1997                               2,000,000        1,988,748
  Bankers Trust NY Corp.,
   5.55% due February 19, 1997                              1,400,000        1,389,448
  BHP Finance (USA), Inc.,
   5.39% due February 4, 1997                               3,000,000        2,984,016
  Chase Manhattan Bank,
   5.37% due January 31, 1997                               2,885,901        2,873,148
  Ciesco LP,
   5.40% due January 9, 1997                                3,000,000        2,995,314
  Cincinnati Gas & Electric,
   6.21% due September 1, 1997                              2,000,000        1,992,916
  CIT Group Holdings, Inc.,
   5.20% due September 30, 1997                               500,000          502,187
  Eastman Kodak Co.,
   6.08% due April 15, 1997                                 3,000,000        3,020,535
  Engelhard Corp.,
   5.38% due February 14, 1997                              3,500,000        3,476,179
  Federal Home Loan Banks,
   5.93% due October 2, 1997                                  400,000          400,458
  General Electric Capital Corp.,
   5.31% due January 16, 1997                               3,500,000        3,499,776
  Heinz H. J. Co.,
   5.43% due January 6, 1997                                1,600,000        1,598,280
  Heinz H. J. Co.,
   5.54% due January 30, 1997                               2,000,000        1,990,806
  Household Finance Corp.,
   5.45% due January 7, 1997                                2,500,000        2,496,898
  PacifiCorp,
   5.61% due January 27, 1997                               2,000,000        2,002,542
  Penney JC Funding Corp.,
   5.74% due October 15, 1997                               2,000,000        2,064,970
  Phillip Morris, Inc.,
   5.34% due January 15, 1997                               2,700,000        2,693,423
  Potomac Electric Power Co.,
   5.61% due January 15, 1997                               3,500,000        3,491,474
  Potomac Electric Power Co.,
   5.66% due January 15, 1997                                 500,000          498,782
  Prudential Funding Corp.,
   5.35% due January 6, 1997                                3,000,000        2,996,775
  PACCAR Financial Corp.,
   5.40% due January 2, 1997                                3,500,000        3,498,691
  Raytheon Co.,
   5.37% due January 14, 1997                               3,500,000        3,491,954
  Sara Lee Corp.,
   5.79% due January 13, 1997                               3,000,000        2,999,445
  Seagram Joseph E. & Sons Inc.,
   5.44% due January 8, 1997                                3,500,000        3,495,086
  Societe Generale,
   5.21% due February 21, 1997                              3,500,000        3,498,988
  Southern California Edison Co.,
   5.36% due January 28, 1997                               3,000,000        2,987,025
  Toyota Motor Credit Corp.,
   5.35% due February 12, 1997                              3,000,000        2,980,464
  Weyerhaeuser Co.,
   5.35% due February 13, 1997                              3,500,000        3,476,693
  Xerox Corp.,
   5.34% due January 8, 1997                                3,500,000        3,495,086
                                                                         -------------
                                                                            80,869,467
                                                                         -------------
 REPURCHASE AGREEMENTS (4.5%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due
   January 2, 1997, collateralized
   by: United States of America
   Treasury, $3,510,000, 7.875%
   due November 15, 2004                                    3,795,000        3,795,000
                                                                         -------------
   TOTAL INVESTMENTS (100%)
    (COST $84,682,870)                                                   $  84,664,467
                                                                         =============

                       See Notes to Financial Statements

                      REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Money Market Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                      This page intentionally left blank.

                              Investment Advisers
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut

                                   Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York












This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.







VG-137    (Annual)    (12-96)   Printed in U.S.A.

UNIVERSAL ANNUITY

ANNUAL REPORT
DECEMBER 31, 1996

                     THE TRAVELERS FUND U
                     FOR VARIABLE ANNUITIES

[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS:
 Investments in eligible funds at market value:
  Travelers Variable Products Funds, 23,141,782 shares (cost $383,083,038)............... $     443,580,690
  Templeton Variable Products Series Fund, 24,508,804 shares (cost $418,900,507).........       529,722,486
  Fidelity's Variable Insurance Products Fund, 37,981,685 shares (cost $732,078,690).....       911,426,163
  Fidelity's Variable Insurance Products Fund II, 23,228,578 shares (cost $336,967,765)..       393,259,823
  Dreyfus Stock Index Fund, 6,013,653 shares (cost $98,881,452)..........................       121,956,881
  American Odyssey Funds, Inc., 70,273,539 shares (cost $817,264,309)....................       905,331,016
  Travelers Series Fund Inc., 3,348,624 shares (cost $45,037,486)........................        48,124,784
                                                                                          -----------------
    Total Investments (cost $2,832,213,247)..............................................                    $3,353,401,843

 RECEIVABLES:
  Dividends..............................................................................                        84,579,629
  Purchase payments and transfers from other Travelers accounts..........................                         4,854,734
 Other assets............................................................................                             6,674
                                                                                                             --------------

    Total Assets.........................................................................                     3,442,842,880
                                                                                                             --------------

LIABILITIES:
 Payable for contract surrenders and transfers to other Travelers accounts...............                         3,237,415
 Accrued liabilities.....................................................................                           482,676
                                                                                                             --------------

    Total Liabilities....................................................................                         3,720,091
                                                                                                             --------------

NET ASSETS:                                                                                                  $3,439,122,789
                                                                                                             ==============

                       See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
 Dividends.................................................                     $  215,764,991

EXPENSES:
 Insurance charges.........................................                         36,953,737
                                                                                --------------

   Net investment income...................................                        178,811,254
                                                                                --------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS:
 Realized gain from investment transactions:
  Proceeds from investments sold...........................      $ 231,887,981
  Cost of investments sold.................................        183,031,972
                                                                   -----------

   Net realized gain.......................................                         48,856,009

 Change in unrealized gain on investments:
  Unrealized gain at December 31, 1995.....................        374,401,124
  Unrealized gain at December 31, 1996.....................        521,188,596
                                                                   -----------

   Net change in unrealized gain for the year..............                        146,787,472
                                                                                --------------

    Net realized gain and change in unrealized gain........                        195,643,481
                                                                                --------------

 Net increase in net assets resulting from operations......                     $  374,454,735
                                                                                ==============

                       See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                                                     1996              1995
                                                                                                     ----              ----
OPERATIONS:
 Net investment income..................................................................     $      178,811,254   $    44,075,346
 Net realized gain from investment transactions.........................................             48,856,009        20,808,441
 Net change in unrealized gain (loss) on investments....................................            146,787,472       383,077,143
                                                                                             ------------------   ---------------

  Net increase in net assets resulting from operations..................................            374,454,735       447,960,930
                                                                                             ------------------   ---------------
UNIT TRANSACTIONS:
 Participant premium payments
  (applicable to 414,155,184 and 337,352,334 units, respectively).......................            651,103,231       452,028,311
 Participant transfers from other Travelers accounts
  (applicable to 405,484,901 and 304,664,477 units, respectively).......................            642,203,572       412,659,453
 Administrative and asset allocation charges
  (applicable to 9,168,469 and 7,055,084 units, respectively)...........................            (13,265,920)       (9,143,467)
 Contract surrenders
  (applicable to 111,350,118 and 61,767,394 units, respectively)........................           (177,909,388)      (88,487,237)
 Participant transfers to other Travelers accounts
  (applicable to 337,562,426 and 244,445,899 units, respectively).......................           (532,180,418)     (339,344,437)
 Other payments to participants
  (applicable to 2,743,276 and 2,572,549 units, respectively)...........................             (4,497,399)       (3,565,280)
                                                                                             ------------------   ---------------

   Net increase in net assets resulting from unit transactions..........................            565,453,678       424,147,343
                                                                                             ------------------   ---------------

    Net increase in net assets..........................................................            939,908,413       872,108,273

NET ASSETS:
 Beginning of year......................................................................          2,499,214,376     1,627,106,103
                                                                                             ------------------   ---------------

 End of year............................................................................     $    3,439,122,789   $ 2,499,214,376
                                                                                             ==================   ===============





                     See Notes to Financial Statements
                                      -3-

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund U for Variable Annuities ("Fund U") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Fund U is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    Participant purchase payments applied to Fund U are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1996, the eligible funds available under Fund U are: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust; American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Short-Term Bond Fund of American Odyssey Funds, Inc.; Alliance Growth Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Income and Growth Portfolio, Putnam Diversified Income Portfolio and MFS Total Return Portfolio of Travelers Series Fund Inc. (formerly Smith Barney/Travelers Series Fund Inc.) (all of which are managed by affiliates of The Travelers); Templeton Bond Fund, Templeton Stock Fund and Templeton Asset Allocation Fund of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for American Odyssey Funds, Inc., Dreyfus Stock Index Fund and Travelers Series Fund Inc. which are incorporated under Maryland law.

    Effective May 1, 1996, G.T. Global Strategic Income Portfolio of Travelers Series Fund Inc. was no longer available to new contract owners under Fund U.

    The following is a summary of significant accounting policies consistently followed by Fund U in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    FEDERAL INCOME TAXES. The operations of Fund U form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal
    Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund U. Fund U is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

2.  INVESTMENTS

    Purchases and sales of investments aggregated $927,876,434 and $231,887,981 respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $2,832,213,247 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $526,818,075. Gross unrealized depreciation for all investments at December 31, 1996 was $5,629,479.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Fund U on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    Participants in American Odyssey Funds, Inc. (the "Funds"), may elect to enter into a separate asset allocation advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of The Travelers.
    Under this arrangement, Copeland provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The annual fee, which decreases as a participant's assets in the Funds increase, is equivalent to an amount of up to 1.50% of the participant's assets in the Funds. These fees totaled $8,243,048 and $5,306,354, for the years ended December 31, 1996 and 1995, respectively.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $1,952,467 and $1,392,135 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  NET ASSETS HELD BY AFFILIATE

    Approximately $16,836,000 and $5,373,000 of the net assets of Fund U were held on behalf of an affiliate of The Travelers as of December 31, 1996 and 1995, respectively. Transactions with this affiliate during the years ended December 31, 1996 and 1995, comprised participant purchase payments of approximately $12,908,000 and $1,355,000 and contract surrenders of approximately $2,570,000 and $1,883,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                DECEMBER 31, 1996
                                                           ----------------------------------------------------------------
                                                             ACCUMULATION       ANNUITY         UNIT           NET
                                                                 UNITS           UNITS          VALUE         ASSETS
                                                                 -----           -----          -----         ------
Travelers Variable Products Funds
     Managed Assets Trust
       Qualified..........................................      55,054,987        97,484   $      3.105   $   171,244,299
       Non-Qualified......................................       4,631,923        52,519          3.342        15,655,504
     High Yield Bond Trust
       Qualified..........................................       5,311,906             -          2.833        15,049,344
       Non-Qualified......................................         656,597        10,528          2.863         1,909,698
     Capital Appreciation Fund
       Qualified..........................................      64,294,087        19,874          3.034       195,112,190
       Non-Qualified......................................       7,827,908        52,834          3.146        24,794,513
     U.S. Government Securities Portfolio.................      19,047,713         6,716          1.323        25,214,195
     Social Awareness Stock Portfolio.....................       6,355,111             -          1.731        10,999,128
     Utilities Portfolio..................................      13,258,249             -          1.363        18,065,325

Templeton Variable Products Series Fund
     Templeton Bond Fund..................................      10,251,711         8,541          1.351        13,858,008
     Templeton Stock Fund.................................     154,535,095        79,059          2.001       309,361,607
     Templeton Asset Allocation Fund......................     113,724,645        84,342          1.815       206,543,128

Fidelity's Variable Insurance Products Fund
     High Income Portfolio................................      40,245,868        62,744          1.766        71,171,111
     Growth Portfolio.....................................     274,815,076        76,990          1.805       496,228,890
     Equity-Income Portfolio..............................     205,346,961       289,049          1.674       344,274,610

Fidelity's Variable Insurance Products Fund II
     Asset Manager Portfolio..............................     248,852,187       197,419          1.577       392,828,875

Dreyfus Stock Index Fund..................................      66,032,397        65,448          1.870       123,623,039

American Odyssey Funds, Inc.
     American Odyssey Core Equity Fund....................     170,552,375             -          1.647       280,907,471
     American Odyssey Emerging Opportunities Fund.........     122,868,651         8,748          1.460       179,354,629
     American Odyssey International Equity Fund...........     121,895,846             -          1.534       186,962,205
     American Odyssey Long-Term Bond Fund.................     137,075,188             -          1.221       167,432,442
     American Odyssey Intermediate-Term Bond Fund.........      78,210,833             -          1.157        90,528,712
     American Odyssey Short-Term Bond Fund................      44,076,761             -          1.129        49,761,929

Travelers Series Fund Inc.
     Alliance Growth Portfolio............................      10,805,587         2,974          1.640        17,726,518
     G.T. Global Strategic Income Portfolio...............         242,281             -          1.402           339,703
     Smith Barney High Income Portfolio...................         552,595             -          1.256           693,824
     Smith Barney International Equity Portfolio..........       5,777,413             -          1.321         7,633,086
     Smith Barney Income and Growth Portfolio.............       6,112,646        20,722          1.474         9,038,911
     Putnam Diversified Income Portfolio..................       2,374,774             -          1.206         2,863,491
     MFS Total Return Portfolio...........................       7,302,057             -          1.362         9,946,404
                                                                                                          ---------------
Net Contract Owners' Equity.............................................................................  $ 3,439,122,789
                                                                                                          ===============

6.  STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                           NO. OF              MARKET
                                                                             SHARES              VALUE
                                                                      ---------------     -----------------
 TRAVELERS VARIABLE PRODUCTS FUNDS (13.2%)
  Managed Assets Trust (Cost $151,988,009)                                 11,555,065     $     173,094,873
  High Yield Bond Trust (Cost $15,607,468)                                  1,803,603            15,312,586
  Capital Appreciation Fund (Cost $166,029,880)                             5,559,715           204,152,724
  U.S. Government Securities Portfolio (Cost $24,195,562)                   2,190,156            23,785,096
  Social Awareness Stock Portfolio (Cost $9,098,086)                          674,909            10,636,565
  Utilities Portfolio (Cost $16,164,033)                                    1,358,334            16,598,846
                                                                      ---------------     -----------------
   Total (Cost $383,083,038)                                               23,141,782           443,580,690
                                                                      ---------------     -----------------

 TEMPLETON VARIABLE PRODUCTS SERIES FUND (15.8%)
  Templeton Bond Fund (Cost $13,416,853)                                    1,190,975            13,851,038
  Templeton Stock Fund (Cost $245,610,028)                                 13,517,560           309,281,783
  Templeton Asset Allocation Fund (Cost $159,873,626)                       9,800,269           206,589,665
                                                                      ---------------     -----------------
   Total (Cost $418,900,507)                                               24,508,804           529,722,486
                                                                      ---------------     -----------------

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (27.2%)
  High Income Portfolio (Cost $64,330,977)                                  5,685,453            71,181,875
  Growth Portfolio (Cost $386,678,798)                                     15,930,220           496,067,065
  Equity-Income Portfolio (Cost $281,068,915)                              16,366,012           344,177,223
                                                                      ---------------     -----------------
   Total (Cost $732,078,690)                                               37,981,685           911,426,163
                                                                      ---------------     -----------------

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (11.7%)
  Asset Manager Portfolio (Cost $336,967,765)
   Total (Cost $336,967,765)                                               23,228,578           393,259,823
                                                                      ---------------     -----------------

 DREYFUS STOCK INDEX FUND (3.6%)
   Total (Cost $98,881,452)                                                 6,013,653           121,956,881
                                                                      ---------------     -----------------

 AMERICAN ODYSSEY FUNDS, INC. (27.0%)
  American Odyssey Core Equity Fund (Cost $203,298,730)                    17,110,891           265,047,699
  American Odyssey Emerging Opportunities Fund (Cost $168,076,521)         12,314,873           165,265,599
  American Odyssey International Equity Fund (Cost $150,995,868)           12,083,414           182,217,884
  American Odyssey Long-Term Bond Fund (Cost $160,450,800)                 15,685,888           159,211,768
  American Odyssey Intermediate-Term Bond Fund (Cost $86,081,399)           8,387,515            85,552,652
  American Odyssey Short-Term Bond Fund (Cost $48,360,991)                  4,690,958            48,035,414
                                                                      ---------------     -----------------
   Total (Cost $817,264,309)                                               70,273,539           905,331,016
                                                                      ---------------     -----------------

 TRAVELERS SERIES FUND INC. (1.5%)
  Alliance Growth Portfolio (Cost $16,015,439)                              1,047,211            17,572,197
  G.T. Global Strategic Income Portfolio (Cost $356,566)                       28,512               338,718
  Smith Barney High Income Portfolio (Cost $793,542)                           66,853               791,537
  Smith Barney International Equity Portfolio (Cost $7,356,114)               604,172             7,588,400
  Smith Barney Income and Growth Portfolio (Cost $8,454,988)                  599,218             9,024,216
  Putnam Diversified Income Portfolio (Cost $2,850,588)                       247,049             2,858,351
  MFS Total Return Portfolio (Cost $9,210,249)                                755,609             9,951,365
                                                                      ---------------     -----------------
   Total (Cost $45,037,486)                                                 3,348,624            48,124,784
                                                                      ---------------     -----------------

TOTAL INVESTMENT OPTIONS (100%)
 (COST $2,832,213,247)                                                                    $   3,353,401,843
                                                                                          =================

7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                    MANAGED ASSETS TRUST          HIGH YIELD BOND TRUST
                                                                ----------------------------   ---------------------------
                                                                      1996          1995             1996           1995
                                                                      ----          ----             ----           ----
INVESTMENT INCOME:
Dividends.....................................................  $  27,954,200   $  7,184,513   $  2,919,012   $    941,371
                                                                -------------   ------------   ------------   ------------
EXPENSES:
Insurance charges.............................................      2,202,996      1,930,851        181,420        153,284
                                                                -------------   ------------   ------------   ------------
      Net investment income (loss)............................     25,751,204      5,253,662      2,737,592        788,087
                                                                -------------   ------------   ------------   ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold............................     12,832,936     11,838,891      2,894,773      2,341,036
    Cost of investments sold..................................      8,871,286      9,792,813      2,809,988      2,295,750
                                                                -------------   ------------   ------------   ------------

      Net realized gain (loss)................................      3,961,650      2,046,078         84,785         45,286
                                                                -------------   ------------   ------------   ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..................     30,109,740      2,677,803        567,770       (190,385)
    Unrealized gain (loss) end of year........................     21,106,864     30,109,740       (294,882)       567,770
                                                                -------------   ------------   ------------   ------------

      Net change in unrealized gain (loss) for the year.......     (9,002,876)    27,431,937       (862,652)       758,155
                                                                -------------   ------------   ------------   ------------

Net increase (decrease) in net assets
      resulting from operations...............................     20,709,978     34,731,677      1,959,725      1,591,528
                                                                -------------   ------------   ------------   ------------



UNIT TRANSACTIONS:
Participant purchase payments.................................     15,980,014     12,725,731      1,850,766      1,152,461
Participant transfers from other Travelers accounts...........      4,619,779      4,507,153      5,594,597      1,788,890
Administrative and asset allocation charges...................       (206,854)      (219,268)       (18,805)       (18,625)
Contract surrenders...........................................    (10,950,759)   (10,393,810)    (1,114,404)    (1,033,566)
Participant transfers to other Travelers accounts.............    (12,961,561)   (10,950,505)    (3,785,886)    (2,329,135)
Other payments to participants................................       (351,162)      (200,724)      (149,278)       (11,747)
                                                                -------------   ------------   ------------   ------------

    Net increase (decrease) in net assets resulting
      from unit transactions..................................     (3,870,543)    (4,531,423)     2,376,990       (451,722)
                                                                -------------   ------------   ------------   ------------

      Net increase (decrease) in net assets...................     16,839,435     30,200,254      4,336,715      1,139,806



Net Assets:
    Beginning of year.........................................    170,060,368    139,860,114     12,622,327     11,482,521
                                                                -------------   ------------   ------------   ------------

    End of year...............................................  $ 186,899,803  $ 170,060,368   $ 16,959,042   $ 12,622,327
                                                                =============  =============   ============   ============




                                                                  CAPITAL APPRECIATION FUND
                                                                -----------------------------
                                                                     1996            1995
                                                                     ----            ----
INVESTMENT INCOME:
Dividends.....................................................  $  24,372,149    $    538,024
                                                                -------------   -------------
EXPENSES:
Insurance charges.............................................      2,070,864       1,245,525
                                                                -------------   -------------
      Net investment income (loss)............................     22,301,285        (707,501)
                                                                -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold............................     10,128,794      13,097,985
    Cost of investments sold..................................      6,771,613       9,274,345
                                                                -------------   -------------

      Net realized gain (loss)................................      3,357,181       3,823,640
                                                                -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..................     26,739,948       1,236,789
    Unrealized gain (loss) end of year........................     38,122,844      26,739,948
                                                                -------------   -------------

      Net change in unrealized gain (loss) for the year.......     11,382,896      25,503,159
                                                                -------------   -------------

Net increase (decrease) in net assets
      resulting from operations...............................     37,041,362      28,619,298
                                                                -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments.................................     37,351,082      17,519,986
Participant transfers from other Travelers accounts...........     75,856,393      29,112,536
Administrative and asset allocation charges...................       (236,896)       (160,042)
Contract surrenders...........................................     (8,658,569)     (3,638,067)
Participant transfers to other Travelers accounts.............    (42,532,367)    (28,049,805)
Other payments to participants................................       (202,959)       (222,415)
                                                                -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions..................................     61,576,684      14,562,193
                                                                -------------   -------------

      Net increase (decrease) in net assets...................     98,618,046      43,181,491



Net Assets:
    Beginning of year.........................................    121,288,657      78,107,166
                                                                -------------   -------------

    End of year...............................................  $ 219,906,703   $ 121,288,657
                                                                =============   =============

                                                                    U.S. GOVERNMENT                SOCIAL AWARENESS
                                                                  SECURITIES PORTFOLIO             STOCK PORTFOLIO
                                                               ---------------------------   ---------------------------
                                                                     1996          1995           1996           1995
                                                                     ----          ----           ----           ----
INVESTMENT INCOME:
Dividends..................................................... $  3,901,076   $  1,398,521   $    757,032   $    119,821
                                                               ------------   ------------   ------------   ------------
EXPENSES:
Insurance charges.............................................      329,950        325,837        111,545         74,063
                                                               ------------   ------------   ------------   ------------
      Net investment income (loss)............................    3,571,126      1,072,684        645,487         45,758
                                                               ------------   ------------   ------------   ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold............................    9,246,199      7,588,890      2,433,322      1,013,467
    Cost of investments sold..................................    9,753,525      7,393,404      1,884,337        808,197
                                                               ------------   ------------   ------------   ------------

      Net realized gain (loss)................................     (507,326)       195,486        548,985        205,270
                                                               ------------   ------------   ------------   ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..................    2,746,779     (1,427,050)     1,248,264        (63,248)
    Unrealized gain (loss) end of year........................     (410,466)     2,746,779      1,538,479      1,248,264
                                                               ------------   ------------   ------------   ------------

      Net change in unrealized gain (loss) for the year.......   (3,157,245)     4,173,829        290,215      1,311,512
                                                               ------------   ------------   ------------   ------------

Net increase (decrease) in net assets
      resulting from operations...............................      (93,445)     5,441,999      1,484,687      1,562,540
                                                               ------------   ------------   ------------   ------------



UNIT TRANSACTIONS:
Participant purchase payments.................................    3,312,661      1,592,087      2,775,977      1,519,956
Participant transfers from other Travelers accounts...........    6,741,836      5,497,597      3,309,505      1,501,420
Administrative and asset allocation charges...................      (28,786)       (31,716)       (20,122)       (12,158)
Contract surrenders...........................................   (2,212,259)    (1,864,732)    (1,885,418)       (79,490)
Participant transfers to other Travelers accounts.............  (10,663,436)    (6,668,246)    (1,737,042)    (1,298,335)
Other payments to participants................................      (26,833)      (180,911)             -         (2,013)
                                                               ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets resulting
      from unit transactions..................................   (2,876,817)    (1,655,921)     2,442,900      1,629,380
                                                               ------------   ------------   ------------   ------------

      Net increase (decrease) in net assets...................   (2,970,262)     3,786,078      3,927,587      3,191,920



Net Assets:
    Beginning of year.........................................   28,184,457     24,398,379      7,071,541      3,879,621
                                                               ------------   ------------   ------------   ------------

    End of year............................................... $ 25,214,195   $ 28,184,457   $ 10,999,128   $  7,071,541
                                                               ============   ============   ============   ============




                                                                    UTILITIES PORTFOLIO            TEMPLETON BOND FUND
                                                                ----------------------------   ----------------------------
                                                                      1996            1995           1996          1995
                                                                      ----            ----           ----          ----
INVESTMENT INCOME:
Dividends.....................................................  $  2,067,241    $    150,434   $  1,360,095   $     554,133
                                                                ------------    ------------   ------------   -------------
EXPENSES:
Insurance charges.............................................       216,033         130,215        163,191         153,608
                                                                ------------    ------------   ------------   -------------
      Net investment income (loss)............................     1,851,208          20,219      1,196,904         400,525
                                                                ------------    ------------   ------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold............................     5,883,901       2,361,428      2,178,436       1,764,933
    Cost of investments sold..................................     4,727,491       2,102,248      2,319,495       1,785,361
                                                                ------------    ------------   ------------   -------------

      Net realized gain (loss)................................     1,156,410         259,180       (141,059)        (20,428)
                                                                ------------    ------------   ------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..................     2,392,412          52,210        467,625        (698,498)
    Unrealized gain (loss) end of year........................       434,813       2,392,412        434,185         467,625
                                                                ------------    ------------   ------------   -------------

      Net change in unrealized gain (loss) for the year.......    (1,957,599)      2,340,202        (33,440)      1,166,123
                                                                ------------    ------------   ------------   -------------

Net increase (decrease) in net assets
      resulting from operations...............................     1,050,019       2,619,601      1,022,405       1,546,220
                                                                ------------    ------------   ------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments.................................     4,102,407       2,973,322      1,710,597       1,739,161
Participant transfers from other Travelers accounts...........     8,402,214       9,184,581      1,954,471       1,789,574
Administrative and asset allocation charges...................       (21,234)        (14,379)       (12,912)        (14,121)
Contract surrenders...........................................      (656,083)       (183,673)      (804,933)       (450,326)
Participant transfers to other Travelers accounts.............   (10,026,851)     (5,017,497)    (3,145,773)     (2,647,625)
Other payments to participants................................       (86,212)        (32,215)       (32,397)        (11,299)
                                                                ------------    ------------   ------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions..................................     1,714,241       6,910,139       (330,947)        405,364
                                                                ------------    ------------   ------------   -------------

      Net increase (decrease) in net assets...................     2,764,260       9,529,740        691,458       1,951,584



Net Assets:
    Beginning of year.........................................    15,301,065       5,771,325     13,166,550      11,214,966
                                                                ------------    ------------   ------------   -------------

    End of year...............................................  $ 18,065,325    $ 15,301,065   $ 13,858,008   $  13,166,550
                                                                ============    ============   ============   =============

7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)

                                                                                                    TEMPLETON ASSET
                                                                  TEMPLETON STOCK FUND              ALLOCATION FUND
                                                             -----------------------------   -----------------------------
                                                                   1996            1995            1996            1995
                                                                   ----            ----            ----            ----
INVESTMENT INCOME:
Dividends................................................... $  22,552,572   $   2,523,957   $   9,092,507   $   3,447,327
                                                             -------------   -------------   -------------   -------------

EXPENSES:
Insurance charges...........................................     3,148,933       2,112,407       2,290,727       1,847,180
                                                             -------------   -------------   -------------   -------------
      Net investment income (loss)..........................    19,403,639         411,550       6,801,780       1,600,147
                                                             -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold..........................     5,605,956       4,184,428       8,429,607       8,767,048
    Cost of investments sold................................     3,592,013       2,939,726       5,857,719       7,005,322
                                                             -------------   -------------   -------------   -------------

      Net realized gain (loss)..............................     2,013,943       1,244,702       2,571,888       1,761,726
                                                             -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year................    36,051,204       2,277,411      26,284,798       1,519,117
    Unrealized gain (loss) end of year......................    63,671,755      36,051,204      46,716,039      26,284,798
                                                             -------------   -------------   -------------   -------------

      Net change in unrealized gain (loss) for the year....     27,620,551      33,773,793      20,431,241      24,765,681
                                                             -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations.............................    49,038,133      35,430,045      29,804,909      28,127,554
                                                             -------------   -------------   -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments...............................    51,348,631      38,462,831      25,525,166      23,642,833
Participant transfers from other Travelers accounts.........    46,997,174      28,718,119      14,558,621       9,637,424
Administrative and asset allocation charges.................      (350,295)       (293,673)       (200,176)       (193,759)
Contract surrenders.........................................   (12,621,786)     (5,514,830)    (11,393,990)     (7,577,118)
Participant transfers to other Travelers accounts...........   (28,144,892)    (28,862,332)    (17,509,384)    (19,254,099)
Other payments to participants..............................      (396,825)       (203,056)       (386,932)       (330,255)
                                                             -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions................................    56,832,007      32,307,059      10,593,305       5,925,026
                                                             -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets.................   105,870,140      67,737,104      40,398,214      34,052,580



NET ASSETS:
    Beginning of year.......................................   203,491,467     135,754,363     166,144,914     132,092,334
                                                             -------------   -------------   -------------   -------------

    End of year............................................. $ 309,361,607   $ 203,491,467   $ 206,543,128   $ 166,144,914
                                                             =============   =============   =============   =============


                                                                   FIDELITY'S HIGH
                                                                   INCOME PORTFOLIO
                                                             ----------------------------
                                                                  1996            1995
                                                                  ----            ----
INVESTMENT INCOME:
Dividends................................................... $  4,685,541    $  2,457,673
                                                             ------------    ------------

EXPENSES:
Insurance charges...........................................      765,304         532,559
                                                             ------------    ------------
      Net investment income (loss)..........................    3,920,237       1,925,114
                                                             ------------    ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold..........................   11,271,440       4,968,874
    Cost of investments sold................................   11,299,150       4,751,441
                                                             ------------    ------------

      Net realized gain (loss)..............................      (27,710)        217,433
                                                             ------------    ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year................    3,613,712      (1,388,217)
    Unrealized gain (loss) end of year......................    6,850,898       3,613,712
                                                             ------------    ------------

      Net change in unrealized gain (loss) for the year....     3,237,186       5,001,929
                                                             ------------    ------------

Net increase (decrease) in net assets
      resulting from operations.............................    7,129,713       7,144,476
                                                             ------------    ------------



UNIT TRANSACTIONS:
Participant purchase payments...............................   14,323,674      10,516,308
Participant transfers from other Travelers accounts.........   23,502,774      14,386,232
Administrative and asset allocation charges.................      (77,538)        (60,830)
Contract surrenders.........................................   (3,554,402)     (1,665,013)
Participant transfers to other Travelers accounts...........  (21,225,249)    (12,931,444)
Other payments to participants..............................      (94,323)       (201,683)
                                                             ------------    ------------

    Net increase (decrease) in net assets resulting
      from unit transactions................................   12,874,936      10,043,570
                                                             ------------    ------------

      Net increase (decrease) in net assets.................   20,004,649      17,188,046



NET ASSETS:
    Beginning of year.......................................   51,166,462      33,978,416
                                                             ------------    ------------

    End of year............................................. $ 71,171,111    $ 51,166,462
                                                             ============    ============

                                                                                                   FIDELITY'S EQUITY-
                                                              FIDELITY'S GROWTH PORTFOLIO           INCOME PORTFOLIO
                                                             -----------------------------   -----------------------------
                                                                   1996            1995            1996            1995
                                                                   ----            ----            ----            ----
INVESTMENT INCOME:
Dividends................................................... $  26,609,907   $   1,191,787   $  11,007,124   $   8,589,857
                                                             -------------   -------------   -------------   -------------

EXPENSES:
Insurance charges...........................................     5,494,318       3,684,287       3,650,704       1,935,998
                                                             -------------   -------------   -------------   -------------
      Net investment income (loss)..........................    21,115,589      (2,492,500)      7,356,420       6,653,859
                                                             -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold..........................    15,033,976       8,250,207       8,901,856       3,334,273
    Cost of investments sold................................     8,761,312       5,394,373       7,112,993       2,893,003
                                                             -------------   -------------   -------------   -------------

      Net realized gain (loss)..............................     6,272,664       2,855,834       1,788,863         441,270
                                                             -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year................    84,221,007       7,539,489      36,609,662         313,667
    Unrealized gain (loss) end of year......................   109,388,267      84,221,007      63,108,308      36,609,662
                                                             -------------   -------------   -------------   -------------

      Net change in unrealized gain (loss) for the year....     25,167,260      76,681,518      26,498,646      36,295,995
                                                             -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations.............................    52,555,513      77,044,852      35,643,929      43,391,124
                                                             -------------   -------------   -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments...............................    98,813,647      68,178,034      80,531,063      51,490,745
Participant transfers from other Travelers accounts.........    77,877,606      70,935,405      65,473,564      77,738,161
Administrative and asset allocation charges.................      (756,932)       (562,812)       (507,452)       (299,927)
Contract surrenders.........................................   (28,271,491)    (14,480,130)    (17,465,306)     (4,785,609)
Participant transfers to other Travelers accounts...........   (68,957,439)    (45,533,842)    (46,894,521)    (27,115,781)
Other payments to participants..............................      (450,758)       (324,795)       (283,199)       (327,225)
                                                             -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions................................    78,254,633      78,211,860      80,854,149      96,700,364
                                                             -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets.................   130,810,146     155,256,712     116,498,078     140,091,488



NET ASSETS:
    Beginning of year.......................................   365,418,744     210,162,032     227,776,532      87,685,044
                                                             -------------   -------------   -------------   -------------

    End of year............................................. $ 496,228,890   $ 365,418,744   $ 344,274,610   $ 227,776,532
                                                             =============   =============   =============   =============


                                                                     FIDELITY'S ASSET
                                                                    MANAGER PORTFOLIO            DREYFUS STOCK INDEX FUND
                                                              -----------------------------   -----------------------------
                                                                    1996            1995            1996            1995
                                                                    ----            ----            ----            ----
INVESTMENT INCOME:
Dividends...................................................  $  24,249,566   $   7,188,187   $   3,928,238   $   1,629,405
                                                              -------------   -------------   -------------   -------------

EXPENSES:
Insurance charges...........................................      4,731,985       4,490,031       1,141,925         627,250
                                                              -------------   -------------   -------------   -------------
      Net investment income (loss)..........................     19,517,581       2,698,156       2,786,313       1,002,155
                                                              -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold..........................     43,154,403      31,499,795       4,411,866       2,234,634
    Cost of investments sold................................     36,465,300      27,445,980       3,662,881       2,199,090
                                                              -------------   -------------   -------------   -------------

      Net realized gain (loss)..............................      6,689,103       4,053,815         748,985          35,544
                                                              -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year................     35,524,654      (9,997,449)      8,941,622      (4,598,353)
    Unrealized gain (loss) end of year......................     56,292,058      35,524,654      23,075,429       8,941,622
                                                              -------------   -------------   -------------   -------------

      Net change in unrealized gain (loss) for the year....      20,767,404      45,522,103      14,133,807      13,539,975
                                                              -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations.............................     46,974,088      52,274,074      17,669,105      14,577,674
                                                              -------------   -------------   -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments...............................     47,983,080      59,550,456      27,715,679      11,429,071
Participant transfers from other Travelers accounts.........     15,854,663      15,094,558      34,290,381      14,735,957
Administrative and asset allocation charges.................       (518,763)       (621,271)       (166,923)        (93,721)
Contract surrenders.........................................    (30,635,034)    (16,635,725)     (5,352,753)     (1,652,874)
Participant transfers to other Travelers accounts...........    (63,750,905)    (71,870,374)    (17,263,458)     (8,263,626)
Other payments to participants..............................       (761,969)       (920,794)       (110,049)        (47,582)
                                                              -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions................................    (31,828,928)    (15,403,150)     39,112,877      16,107,225
                                                              -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets.................     15,145,160      36,870,924      56,781,982      30,684,899



NET ASSETS:
    Beginning of year.......................................    377,683,715     340,812,791      66,841,057      36,156,158
                                                              -------------   -------------   -------------   -------------

    End of year.............................................  $ 392,828,875   $ 377,683,715   $ 123,623,039   $  66,841,057
                                                              =============   =============   =============   =============


7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)


                                                                                                     AMERICAN ODYSSEY
                                                                     AMERICAN ODYSSEY             EMERGING OPPORTUNITIES
                                                                     CORE EQUITY FUND                      FUND
                                                              -----------------------------   -----------------------------
                                                                   1996             1995            1996            1995
                                                                   ----             ----            ----            ----
INVESTMENT INCOME:
Dividends.................................................... $  15,730,732   $   8,238,273   $  13,878,014   $   6,411,590
                                                              -------------   -------------   -------------   -------------
EXPENSES:
Insurance charges............................................     2,901,469       1,766,994       2,363,467       1,561,867
                                                              -------------   -------------   -------------   -------------
      Net investment income (loss)...........................    12,829,263       6,471,279      11,514,547       4,849,723
                                                              -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold...........................    17,543,045       2,554,698      40,044,484       7,612,195
    Cost of investments sold.................................    12,076,602       1,929,933      27,095,237       4,943,095
                                                              -------------   -------------   -------------   -------------

      Net realized gain (loss)...............................     5,466,443         624,765      12,949,247       2,669,100
                                                              -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.................    33,550,801      (2,790,941)     31,168,692       7,749,282
    Unrealized gain (loss) end of year.......................    61,748,969      33,550,801      (2,810,922)     31,168,692
                                                              -------------   -------------   -------------   -------------

      Net change in unrealized gain (loss) for the year.....     28,198,168      36,341,742     (33,979,614)     23,419,410
                                                              -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations..............................    46,493,874      43,437,786      (9,515,820)     30,938,233
                                                              -------------   -------------   -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments................................    60,901,768      38,103,304      57,671,673      36,860,517
Participant transfers from other Travelers accounts..........    35,168,297      25,706,834      54,039,978      34,699,760
Administrative and asset allocation charges..................    (2,982,289)     (1,853,178)     (2,085,416)     (1,498,327)
Contract surrenders..........................................   (11,983,268)     (5,219,198)     (9,168,189)     (4,131,758)
Participant transfers to other Travelers accounts............   (32,355,405)    (13,084,927)    (69,756,650)    (24,587,291)
Other payments to participants...............................      (318,650)       (153,977)       (267,635)       (119,071)
                                                              -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions.................................    48,430,453      43,498,858      30,433,761      41,223,830
                                                              -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets..................    94,924,327      86,936,644      20,917,941      72,162,063



NET ASSETS:
    Beginning of year........................................   185,983,144      99,046,500     158,436,688      86,274,625
                                                              -------------   -------------   -------------   -------------

    End of year.............................................. $ 280,907,471   $ 185,983,144   $ 179,354,629   $ 158,436,688
                                                              =============   =============   =============   =============



                                                                      AMERICAN ODYSSEY
                                                                    INTERNATIONAL EQUITY
                                                                            FUND
                                                               -----------------------------
                                                                     1996            1995
                                                                     ----            ----
INVESTMENT INCOME:
Dividends....................................................  $   4,538,026   $     864,640
                                                               -------------   -------------
EXPENSES:
Insurance charges............................................      1,550,119         855,328
                                                               -------------   -------------
      Net investment income (loss)...........................      2,987,907           9,312
                                                               -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold...........................      1,656,337         798,713
    Cost of investments sold.................................      1,162,459         697,051
                                                               -------------   -------------

      Net realized gain (loss)...............................        493,878         101,662
                                                               -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.................      9,163,943      (1,757,196)
    Unrealized gain (loss) end of year.......................     31,222,016       9,163,943
                                                               -------------   -------------

      Net change in unrealized gain (loss) for the year.....      22,058,073      10,921,139
                                                               -------------   -------------

Net increase (decrease) in net assets
      resulting from operations..............................     25,539,858      11,032,113
                                                               -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments................................     34,480,536      21,452,760
Participant transfers from other Travelers accounts..........     59,574,232      18,271,289
Administrative and asset allocation charges..................     (1,577,472)       (856,676)
Contract surrenders..........................................     (5,590,669)     (2,246,977)
Participant transfers to other Travelers accounts............    (15,004,067)     (9,015,509)
Other payments to participants...............................       (124,915)        (37,631)
                                                               -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions.................................     71,757,645      27,567,256
                                                               -------------   -------------

      Net increase (decrease) in net assets..................     97,297,503      38,599,369



NET ASSETS:
    Beginning of year........................................     89,664,702      51,065,333
                                                               -------------   -------------

    End of year..............................................  $ 186,962,205   $  89,664,702
                                                               =============   =============

                                                                                                      AMERICAN ODYSSEY
                                                                      AMERICAN ODYSSEY               INTERMEDIATE-TERM
                                                                    LONG-TERM BOND FUND                  BOND FUND
                                                               -----------------------------   -----------------------------
                                                                     1996            1995            1996            1995
                                                                     ----            ----            ----            ----
INVESTMENT INCOME:
Dividends....................................................  $   8,108,556   $  10,146,574   $   4,934,855   $   4,715,639
                                                               -------------   -------------   -------------   -------------
EXPENSES:
Insurance charges............................................      1,790,795       1,208,202       1,102,439         786,831
                                                               -------------   -------------   -------------   -------------
      Net investment income (loss)...........................      6,317,761       8,938,372       3,832,416       3,928,808
                                                               -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold...........................      1,884,305         472,042      11,330,595         398,026
    Cost of investments sold.................................      1,891,896         444,741      10,936,197         385,152
                                                               -------------   -------------   -------------   -------------

      Net realized gain (loss)...............................         (7,591)         27,301         394,398          12,874
                                                               -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.................      3,345,434      (5,640,279)      1,159,603      (2,767,442)
    Unrealized gain (loss) end of year.......................     (1,239,032)      3,345,434        (528,747)      1,159,603
                                                               -------------   -------------   -------------   -------------

      Net change in unrealized gain (loss) for the year.....      (4,584,466)      8,985,713      (1,688,350)      3,927,045
                                                               -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations..............................      1,725,704      17,951,386       2,538,464       7,868,727
                                                               -------------   -------------   -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments................................     41,094,788      27,882,120      21,980,548      16,057,224
Participant transfers from other Travelers accounts..........     28,020,989      18,946,902      15,338,356      13,190,448
Administrative and asset allocation charges..................     (1,961,471)     (1,299,849)     (1,103,958)       (789,474)
Contract surrenders..........................................     (6,849,650)     (3,350,110)     (5,124,477)     (2,469,286)
Participant transfers to other Travelers accounts............    (18,236,052)     (7,859,175)    (20,649,675)     (6,139,322)
Other payments to participants...............................       (133,220)       (107,392)       (124,864)        (83,945)
                                                               -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions.................................     41,935,384      34,212,496      10,315,930      19,765,645
                                                               -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets..................     43,661,088      52,163,882      12,854,394      27,634,372



NET ASSETS:
    Beginning of year........................................    123,771,354      71,607,472      77,674,318      50,039,946
                                                               -------------   -------------   -------------   -------------

    End of year..............................................  $ 167,432,442   $ 123,771,354   $  90,528,712    $ 77,674,318
                                                               =============   =============   =============   =============



                                                                       AMERICAN ODYSSEY
                                                                     SHORT-TERM BOND FUND         ALLIANCE GROWTH PORTFOLIO
                                                                -----------------------------   -----------------------------
                                                                      1996            1995            1996            1995
                                                                      ----            ----            ----            ----
INVESTMENT INCOME:
Dividends....................................................   $   1,722,808   $   1,279,091   $     643,699   $      87,142
                                                                -------------   -------------   -------------   -------------
EXPENSES:
Insurance charges............................................         400,364         279,815         113,551          14,572
                                                                -------------   -------------   -------------   -------------
      Net investment income (loss)...........................       1,322,444         999,276         530,148          72,570
                                                                -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold...........................       2,327,448       1,331,127       2,718,788         735,184
    Cost of investments sold.................................       2,274,702       1,307,471       2,442,119         624,113
                                                                -------------   -------------   -------------   -------------

      Net realized gain (loss)...............................          52,746          23,656         276,669         111,071
                                                                -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.................         210,538        (722,729)         11,435               -
    Unrealized gain (loss) end of year.......................        (325,577)        210,538       1,556,758          11,435
                                                                -------------   -------------   -------------   -------------

      Net change in unrealized gain (loss) for the year.....         (536,115)        933,267       1,545,323          11,435
                                                                -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations..............................         839,075       1,956,199       2,352,140         195,076
                                                                -------------   -------------   -------------   -------------



UNIT TRANSACTIONS:
Participant purchase payments................................       6,059,827       4,746,886       4,657,066       1,616,779
Participant transfers from other Travelers accounts..........      24,607,920       7,974,101      13,282,595       2,517,025
Administrative and asset allocation charges..................        (378,576)       (241,333)        (19,842)         (3,040)
Contract surrenders..........................................      (2,766,214)     (1,059,269)       (244,573)        (27,840)
Participant transfers to other Travelers accounts............      (5,406,419)     (4,153,623)     (5,494,797)     (1,091,336)
Other payments to participants...............................         (87,092)        (46,550)        (12,735)              -
                                                                -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets resulting
      from unit transactions.................................      22,029,446       7,220,212      12,167,714       3,011,588
                                                                -------------   -------------   -------------   -------------

      Net increase (decrease) in net assets..................      22,868,521       9,176,411      14,519,854       3,206,664



NET ASSETS:
    Beginning of year........................................      26,893,408      17,716,997       3,206,664               -
                                                                -------------   -------------   -------------   -------------

    End of year..............................................   $  49,761,929   $  26,893,408   $  17,726,518   $   3,206,664
                                                                =============   =============   =============   =============


7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)


                                                                        G.T. GLOBAL STRATEGIC             SMITH BARNEY HIGH
                                                                           INCOME PORTFOLIO                INCOME PORTFOLIO
                                                                     ----------------------------   ------------------------------
                                                                           1996            1995             1996            1995
                                                                           ----            ----             ----            ----
INVESTMENT INCOME:
Dividends..........................................................  $     24,604    $      6,685   $       37,827    $      6,627
                                                                     ------------    ------------   --------------    ------------

EXPENSES:
Insurance charges..................................................         3,282           1,042            4,845             798
                                                                     ------------    ------------   --------------    ------------
      Net investment income (loss).................................        21,322           5,643           32,982           5,829
                                                                     ------------    ------------   --------------    ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.................................     1,667,070          94,529        1,072,586         228,159
    Cost of investments sold.......................................     1,621,700          88,691        1,053,325         227,132
                                                                     ------------    ------------   --------------    ------------

      Net realized gain (loss).....................................        45,370           5,838           19,261           1,027
                                                                     ------------    ------------   --------------    ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.......................         3,386               -            1,184               -
    Unrealized gain (loss) end of year.............................       (17,848)          3,386           (2,005)          1,184
                                                                     ------------    ------------   --------------    ------------

      Net change in unrealized gain (loss) for the year..........         (21,234)          3,386           (3,189)          1,184
                                                                     ------------    ------------   --------------    ------------

Net increase (decrease) in net assets
      resulting from operations....................................        45,458          14,867           49,054           8,040
                                                                     ------------    ------------   --------------    ------------



UNIT TRANSACTIONS:
Participant purchase payments......................................        54,432          53,544          226,871         123,596
Participant transfers from other Travelers accounts................     1,756,446         229,702        1,655,656         263,996
Administrative and asset allocation charges........................          (412)           (234)          (1,354)           (156)
Contract surrenders................................................        (7,171)         (5,779)         (51,914)           (729)
Participant transfers to other Travelers accounts..................    (1,702,483)        (98,667)      (1,339,254)       (239,982)
Other payments to participants.....................................             -               -                -               -
                                                                     ------------    ------------   --------------    ------------

    Net increase (decrease) in net assets resulting
      from unit transactions.......................................       100,812         178,566          490,005         146,725
                                                                     ------------    ------------   --------------    ------------

      Net increase (decrease) in net assets........................       146,270         193,433          539,059         154,765



NET ASSETS:
    Beginning of year..............................................       193,433               -          154,765               -
                                                                     ------------    ------------   --------------    ------------

    End of year....................................................  $    339,703    $    193,433   $      693,824    $    154,765
                                                                     ============    ============   ==============    ============



                                                                                         SMITH BARNEY
                                                                                INTERNATIONAL EQUITY PORTFOLIO
                                                                                ------------------------------
                                                                                      1996            1995
                                                                                      ----            ----
INVESTMENT INCOME:
Dividends..................................................................     $      7,696    $        758
                                                                                ------------    ------------

EXPENSES:
Insurance charges..........................................................           53,797           3,528
                                                                                ------------    ------------
      Net investment income (loss).........................................          (46,101)         (2,770)
                                                                                ------------    ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.........................................        6,766,183         737,524
    Cost of investments sold...............................................        6,469,035         716,941
                                                                                ------------    ------------

      Net realized gain (loss).............................................          297,148          20,583
                                                                                ------------    ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...............................           12,644               -
    Unrealized gain (loss) end of year.....................................          232,286          12,644
                                                                                ------------    ------------

      Net change in unrealized gain (loss) for the year.................             219,642          12,644
                                                                                ------------    ------------

Net increase (decrease) in net assets
      resulting from operations............................................          470,689          30,457
                                                                                ------------    ------------



UNIT TRANSACTIONS:
Participant purchase payments..............................................        2,033,617         248,413
Participant transfers from other Travelers accounts........................       14,188,397       1,207,815
Administrative and asset allocation charges................................           (8,206)           (921)
Contract surrenders........................................................         (164,473)         (1,611)
Participant transfers to other Travelers accounts..........................       (9,560,859)       (810,232)
Other payments to participants.............................................                -               -
                                                                                ------------    ------------

    Net increase (decrease) in net assets resulting
      from unit transactions...............................................        6,488,476         643,464
                                                                                ------------    ------------

      Net increase (decrease) in net assets................................        6,959,165         673,921



NET ASSETS:
    Beginning of year......................................................          673,921               -
                                                                                ------------    ------------

    End of year............................................................     $  7,633,086    $    673,921
                                                                                ============    ============

                                                                         SMITH BARNEY INCOME              PUTNAM DIVERSIFIED
                                                                         AND GROWTH PORTFOLIO              INCOME PORTFOLIO
                                                                     ----------------------------    ----------------------------
                                                                           1996            1995            1996            1995
                                                                           ----            ----            ----            ----
INVESTMENT INCOME:
Dividends.........................................................   $    202,899    $     36,534    $    148,080    $     38,421
                                                                     ------------    ------------    ------------    ------------

EXPENSES:
Insurance charges.................................................         61,744           8,818          20,990           3,893
                                                                     ------------    ------------    ------------    ------------
      Net investment income (loss)................................        141,155          27,716         127,090          34,528
                                                                     ------------    ------------    ------------    ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold................................      1,807,050         808,019         156,529         437,525
    Cost of investments sold......................................      1,546,203         774,305         151,221         429,667
                                                                     ------------    ------------    ------------    ------------

      Net realized gain (loss)....................................        260,847          33,714           5,308           7,858
                                                                     ------------    ------------    ------------    ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year......................        112,139               -          (1,010)              -
    Unrealized gain (loss) end of year............................        569,228         112,139           7,763          (1,010)
                                                                     ------------    ------------    ------------    ------------

      Net change in unrealized gain (loss) for the year..........         457,089         112,139           8,773          (1,010)
                                                                     ------------    ------------    ------------    ------------

Net increase (decrease) in net assets
      resulting from operations...................................        859,091         173,569         141,171          41,376
                                                                     ------------    ------------    ------------    ------------



UNIT TRANSACTIONS:
Participant purchase payments.....................................      3,859,529         685,912       1,118,393         526,594
Participant transfers from other Travelers accounts...............      5,070,905       2,243,499       1,048,706         774,514
Administrative and asset allocation charges.......................         (8,599)         (1,255)         (3,570)           (762)
Contract surrenders...............................................       (120,112)        (15,712)        (46,626)         (1,244)
Participant transfers to other Travelers accounts.................     (2,722,274)       (909,600)       (268,052)       (467,009)
Other payments to participants....................................        (76,042)              -               -               -
                                                                     ------------    ------------    ------------    ------------

    Net increase (decrease) in net assets resulting
      from unit transactions......................................      6,003,407       2,002,844       1,848,851         832,093
                                                                     ------------    ------------    ------------    ------------

      Net increase (decrease) in net assets.......................      6,862,498       2,176,413       1,990,022         873,469



NET ASSETS:
    Beginning of year.............................................      2,176,413               -         873,469               -
                                                                     ------------    ------------    ------------    ------------

    End of year...................................................   $  9,038,911    $  2,176,413    $  2,863,491    $    873,469
                                                                     ============    ============    ============    ============



                                                                MFS TOTAL RETURN PORTFOLIO                   COMBINED
                                                               ----------------------------    ------------------------------------
                                                                     1996            1995             1996               1995
                                                                     ----            ----             ----               ----
INVESTMENT INCOME:
Dividends....................................................  $    330,935    $     75,369    $    215,764,991    $     69,822,353
                                                               ------------    ------------    ----------------    ----------------

EXPENSES:
Insurance charges............................................        86,980          12,224          36,953,737          25,747,007
                                                               ------------    ------------    ----------------    ----------------
      Net investment income (loss)...........................       243,955          63,145         178,811,254          44,075,346
                                                               ------------    ------------    ----------------    ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold...........................       506,096          41,955         231,887,981         119,495,585
    Cost of investments sold.................................       422,173          37,799         183,031,972          98,687,144
                                                               ------------    ------------    ----------------    ----------------

      Net realized gain (loss)...............................        83,923           4,156          48,856,009          20,808,441
                                                               ------------    ------------    ----------------    ----------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.................       143,138               -         374,401,124          (8,676,019)
    Unrealized gain (loss) end of year.......................       741,116         143,138         521,188,596         374,401,124
                                                               ------------    ------------    ----------------    ----------------

      Net change in unrealized gain (loss) for the year.....        597,978         143,138         146,787,472         383,077,143
                                                               ------------    ------------    ----------------    ----------------

Net increase (decrease) in net assets
      resulting from operations..............................       925,856         210,439         374,454,735         447,960,930
                                                               ------------    ------------    ----------------    ----------------



UNIT TRANSACTIONS:
Participant purchase payments................................     3,639,739       1,177,680         651,103,231         452,028,311
Participant transfers from other Travelers accounts..........     3,417,517       2,005,961         642,203,572         412,659,453
Administrative and asset allocation charges..................       (11,067)         (1,960)        (13,265,920)         (9,143,467)
Contract surrenders..........................................      (214,865)         (2,761)       (177,909,388)        (88,487,237)
Participant transfers to other Travelers accounts............    (1,085,667)        (95,118)       (532,180,418)       (339,344,437)
Other payments to participants...............................       (19,350)              -          (4,497,399)         (3,565,280)
                                                               ------------    ------------    ----------------    ----------------

    Net increase (decrease) in net assets resulting
      from unit transactions.................................     5,726,307       3,083,802         565,453,678         424,147,343
                                                               ------------    ------------    ----------------    ----------------

      Net increase (decrease) in net assets..................     6,652,163       3,294,241         939,908,413         872,108,273



NET ASSETS:
    Beginning of year........................................     3,294,241               -       2,499,214,376       1,627,106,103
                                                               ------------    ------------    ----------------    ----------------

    End of year..............................................  $  9,946,404    $  3,294,241    $  3,439,122,789    $  2,499,214,376
                                                               ============    ============    ================    ================


8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995




                                                  MANAGED ASSETS TRUST        HIGH YIELD BOND TRUST        CAPITAL APPRECIATION
                                                 ----------------------    ---------------------------  --------------------------
                                                   1996         1995          1996            1995         1996           1995
                                                   ----         ----          ----            ----         ----           ----
Accumulation and annuity units
   beginning of year..........................   61,226,466   63,168,528     5,100,869       5,293,204   50,454,082     43,765,022
Accumulation units purchased and
   transferred from other Travelers accounts..    7,056,977    6,804,157     2,773,552       1,254,645   40,496,725     21,692,792
Accumulation units redeemed and
   transferred to other Travelers accounts....   (8,435,960)  (8,739,735)   (1,894,695)     (1,446,258) (18,749,972)   (14,999,326)
Annuity units.................................      (10,570)      (6,484)         (695)           (722)      (6,132)        (4,406)
                                                 -----------  -----------   -----------     ----------- ------------   ------------
Accumulation and annuity units
   end of year................................   59,836,913   61,226,466     5,979,031       5,100,869   72,194,703     50,454,082
                                                 ===========  ===========   ===========     =========== ============   ============

                                                    U.S. GOVERNMENT             SOCIAL AWARENESS
                                                  SECURITIES PORTFOLIO           STOCK PORTFOLIO             UTILITIES PORTFOLIO
                                                 ----------------------    ---------------------------  --------------------------
                                                    1996         1995          1996            1995         1996           1995
                                                    ----         ----          ----            ----         ----           ----
Accumulation and annuity units
   beginning of year..........................   21,338,806   22,709,043     4,840,885       3,498,916   11,917,700      5,739,775
Accumulation units purchased and
   transferred from other Travelers accounts..    7,912,084    5,969,324     3,822,555       2,357,639    9,642,313     10,825,283
Accumulation units redeemed and
   transferred to other Travelers accounts....  (10,194,741)  (7,339,561)   (2,308,329)     (1,015,670)  (8,301,764)    (4,647,358)
Annuity units.................................       (1,720)           -             -               -            -              -
                                                 -----------  -----------   -----------     ----------- ------------   ------------
Accumulation and annuity units
   end of year................................   19,054,429   21,338,806     6,355,111       4,840,885   13,258,249     11,917,700
                                                 ===========  ===========   ===========     =========== ============   ============


                                                                                                              TEMPLETON ASSET
                                                   TEMPLETON BOND FUND         TEMPLETON STOCK FUND           ALLOCATION FUND
                                                 ----------------------    ---------------------------  --------------------------
                                                    1996         1995          1996            1995         1996           1995
                                                    ----         ----          ----            ----         ----           ----
Accumulation and annuity units
   beginning of year..........................   10,536,435   10,185,995   122,960,800     101,461,716  107,468,938    103,406,989
Accumulation units purchased and
   transferred from other Travelers accounts..    2,880,562    2,985,095    54,933,900      44,948,066   24,240,105     23,794,549
Accumulation units redeemed and
   transferred to other Travelers accounts....   (3,156,084)  (2,633,968)  (23,264,671)    (23,447,028) (17,896,444)   (19,731,907)
Annuity units.................................         (661)        (687)      (15,875)         (1,954)      (3,612)          (693)
                                                 -----------  -----------   -----------     ----------- ------------   ------------
Accumulation and annuity units
   end of year................................   10,260,252   10,536,435   154,614,154     122,960,800  113,808,987    107,468,938
                                                 ===========  ===========  ===========     =========== ============   ============


                                                      FIDELITY'S HIGH             FIDELITY'S GROWTH             FIDELITY'S EQUITY-
                                                     INCOME PORTFOLIO                  PORTFOLIO                INCOME PORTFOLIO
                                                 ----------------------    ---------------------------  --------------------------
                                                   1996          1995          1996            1995         1996           1995
                                                   ----          ----          ----            ----         ----           ----
Accumulation and annuity units
   beginning of year..........................   32,634,690    25,813,287   229,298,932     176,304,261  153,542,685     78,856,048
Accumulation units purchased and
   transferred from other Travelers accounts..   22,738,765    16,940,763   103,421,584      94,357,102   93,862,876     99,568,686
Accumulation units redeemed and
   transferred to other Travelers accounts....  (15,061,159)  (10,116,608)  (57,792,628)    (41,359,028) (41,787,112)   (24,872,561)
Annuity units.................................       (3,684)       (2,752)      (35,822)         (3,403)      17,561         (9,488)
                                                 -----------  -----------   -----------     ----------- ------------   ------------
Accumulation and annuity units
   end of year................................   40,308,612    32,634,690   274,892,066     229,298,932  205,636,010    153,542,685
                                                 ===========  ===========   ===========     =========== ============   ============

8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)


                                                     FIDELITY'S ASSET             DREYFUS STOCK                AMERICAN ODYSSEY
                                                     MANAGER PORTFOLIO              INDEX FUND                 CORE EQUITY FUND
                                                 ------------------------   -------------------------   --------------------------
                                                    1996          1995          1996          1995         1996           1995
                                                    ----          ----          ----          ----         ----           ----
Accumulation and annuity units
   beginning of year..........................   271,006,817   282,474,420    43,246,729    31,599,969  137,330,147    100,081,556
Accumulation units purchased and
   transferred from other Travelers accounts..    43,678,827    58,634,743    36,409,694    19,084,473   65,146,447     54,332,583
Accumulation units redeemed and
   transferred to other Travelers accounts....   (65,621,659)  (70,087,353)  (13,557,720)   (7,437,713) (31,924,219)   (17,083,992)
Annuity units.................................       (14,379)      (14,993)         (858)            -            -              -
                                                 ------------  ------------  ------------   ----------- -----------   -------------
Accumulation and annuity units
   end of year................................   249,049,606   271,006,817    66,097,845    43,246,729  170,552,375    137,330,147
                                                 ============  ============  ============   =========== ===========   =============

                                                     AMERICAN ODYSSEY
                                                 EMERGING OPPORTUNITIES          AMERICAN ODYSSEY             AMERICAN ODYSSEY
                                                         FUND               INTERNATIONAL EQUITY FUND        LONG-TERM BOND FUND
                                                 ------------------------   -------------------------    --------------------------
                                                    1996          1995          1996          1995         1996           1995
                                                    ----          ----          ----          ----         ----           ----
Accumulation and annuity units
   beginning of year..........................   103,824,182    73,837,797    70,364,454    47,095,715  101,376,422     70,927,733
Accumulation units purchased and
   transferred from other Travelers accounts..    71,642,585    51,700,251    67,664,318    33,740,404   58,583,635     41,680,825
Accumulation units redeemed and
   transferred to other Travelers accounts....   (52,589,368)  (21,710,744)  (16,132,926)  (10,471,665) (22,884,869)   (11,232,136)
Annuity units.................................             -        (3,122)            -             -            -              -
                                                 ------------  ------------  ------------   ----------- -----------   -------------
Accumulation and annuity units
   end of year................................   122,877,399   103,824,182   121,895,846    70,364,454  137,075,188    101,376,422
                                                 ============  ============  ============   =========== ===========   =============


                                                    AMERICAN ODYSSEY              AMERICAN ODYSSEY
                                               INTERMEDIATE-TERM BOND FUND     SHORT-TERM BOND FUND      ALLIANCE GROWTH PORTFOLIO
                                               ---------------------------   -------------------------   --------------------------
                                                    1996         1995           1996          1995         1996           1995
                                                    ----         ----           ----          ----         ----           ----
Accumulation and annuity units
   beginning of year..........................    68,877,506   50,402,986    24,416,215    17,610,778    2,498,303              -
Accumulation units purchased and
   transferred from other Travelers accounts..    33,097,050   27,369,748    27,440,823    11,996,257   12,300,233      3,402,780
Accumulation units redeemed and
   transferred to other Travelers accounts....   (23,763,723)  (8,895,228)   (7,780,277)   (5,190,820)  (3,989,840)      (904,477)
Annuity units.................................             -            -             -             -         (135)             -
                                                 ------------  ------------  ------------  ----------- -----------   -------------
Accumulation and annuity units
   end of year................................    78,210,833   68,877,506    44,076,761    24,416,215   10,808,561      2,498,303
                                                 ============  ===========   ===========   =========== ===========   =============


                                                  G.T. GLOBAL STRATEGIC          SMITH BARNEY           SMITH BARNEY INTERNATIONAL
                                                    INCOME PORTFOLIO        HIGH INCOME PORTFOLIO            EQUITY PORTFOLIO
                                                 ------------------------   -------------------------   --------------------------
                                                       1996        1995          1996          1995         1996           1995
                                                       ----        ----          ----          ----         ----           ----
Accumulation and annuity units
   beginning of year..........................       161,842           -       137,755             -      592,682              -
Accumulation units purchased and
   transferred from other Travelers accounts..     1,420,493     254,272     1,608,495       367,626   12,822,567      1,334,884
Accumulation units redeemed and
   transferred to other Travelers accounts....    (1,340,054)    (92,430)   (1,193,655)     (229,871)  (7,637,836)      (742,202)
Annuity units.................................             -           -             -             -            -              -
                                                 ------------  -----------   ----------     ---------   ----------    -----------
Accumulation and annuity units
   end of year................................       242,281     161,842       552,595       137,755    5,777,413        592,682
                                                 ============  ==========    ==========     =========   ==========    ===========

8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)


                                                  SMITH BARNEY INCOME            PUTNAM DIVERSIFIED
                                                  AND GROWTH PORTFOLIO            INCOME PORTFOLIO       MFS TOTAL RETURN PORTFOLIO
                                                ------------------------     -----------------------   ----------------------------
                                                    1996         1995           1996         1995            1996         1995
                                                    ----         ----           ----         ----            ----         ----
Accumulation and annuity units
   beginning of year..........................    1,747,342            -        774,330            -       2,733,609            -
Accumulation units purchased and
   transferred from other Travelers accounts..    6,548,012    2,586,551      1,877,455    1,210,571       5,617,453    2,822,742
Accumulation units redeemed and
   transferred to other Travelers accounts....   (2,161,665)    (839,209)      (277,011)    (436,241)     (1,049,005)     (89,133)
Annuity units.................................         (321)           -              -            -               -            -
                                                ------------  -----------    -----------  -----------   -------------  -----------
Accumulation and annuity units
   end of year................................    6,133,368    1,747,342      2,374,774      774,330       7,302,057    2,733,609
                                                ============  ===========    ===========  ===========   =============  ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Owners of Variable Annuity Contracts of
  The Travelers Fund U for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund U for Variable Annuities as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund U for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                      This page intentionally left blank.

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut





This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Fund U for Variable Annuities or Fund U's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.





VG-FNDU     (Annual)    (12-96)     Printed in U.S.A.

                                     PART C

                               OTHER INFORMATION

Item 28.  Financial Statements and Exhibits

(a) The financial statements of the Registrant, as well as of The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities and The Travelers Fund U for Variable Annuities, and the Reports of Independent Accountants thereto, are in the Annual Reports for the respective Accounts and are incorporated into the Statement of Additional Information by reference. For each of the Accounts, these financial statements include as applicable:

                 Statement of Assets and Liabilities as of December 31, 1996
                    (except The Travelers Timed Bond Account for Variable Annuities which was timed out as of December 31, 1996)
                 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended
                    December 31, 1996 and 1995
                 Statement of Investments as of December 31, 1996 (except The
                    Travelers Timed Bond Account for Variable Annuities which was timed out as of Decemebr 31, 1996)
                 Notes to Financial Statements

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Auditors are contained in the Statements of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

                 Consolidated Statements of Income and Retained Earnings for
                    the years ended December 31, 1996, 1995 and 1994
                 Consolidated Balance Sheets as of December 31, 1996 and 1995 Consolidated Statements of Cash Flows for the years ended
                     December 31, 1996, 1995 and 1994
                 Notes to Consolidated Financial Statements

(b)  Exhibits

      1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

      2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-4 filed April 19, 1996.)

      3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

         4. Investment Advisory Agreement between the Registrant and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

      5(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Travelers Equities Sales, Inc. (now known as Tower Square Securities, Inc.). (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

      5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

         6. Example of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

         7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

      8(a). Charter of The Travelers Insurance Company, as amended on October 19, 1995. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

      8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1995. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

        12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filed on February 28, 1997.)

     13(a).    Consent of Coopers & Lybrand L.L.P., Independent Accountants.

     13(b). Consent of KPMG Peat Marwick LLP Independent Certified Public Accountants.

        16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized.

     18(a). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Heath B. McLendon, Knight Edwards, Robert
               E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

     18(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan..

     18(c). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3, filed April 27, 1995.)

        27.    Financial Data Schedules.

Item 29.  Directors and Officers of The Travelers Insurance Company

Name and Principal                Positions and Offices                              Positions and Offices
Business Address                  with Insurance Company                             with Registrant
--------------------------        ----------------------                             -----------------
Michael A. Carpenter*                Director, Chairman of the Board                          ----
                                     President and Chief Executive Officer
Jay S. Benet*                        Director and Senior Vice President                       ----
George C. Kokulis*                   Director and Senior Vice President                       ----
Robert I. Lipp*                      Director                                                 ----
Ian R. Stuart*                       Director, Senior Vice President,                  Principal Accounting
                                     Chief Financial Officer, Chief                    Officer
                                     Accounting Officer and Controller
Katherine M. Sullivan*               Director and Senior Vice President                       ----
                                     and General Counsel
Marc P. Weill**                      Director and Senior Vice President                       ----
Stuart Baritz**                      Senior Vice President                                    ----
Jay S. Fishman*                      Senior Vice President                                    ----
Elizabeth C. Georgakopoulos*         Senior Vice President                                    ----
Barry Jacobson*                      Senior Vice President                                    ----
Russell H. Johnson*                  Senior Vice President                                    ----
Warren H. May*                       Senior Vice President                                    ----
Christine M. Modie*                  Senior Vice President                                    ----
David A. Tyson*                      Senior Vice President                                    ----
F. Denney Voss*                      Senior Vice President                                    ----
Paula Burton*                        Vice President                                           ----
Charles N. Vest*                     Vice President and Actuary                               ----
Donald R. Munson, Jr.*               Second Vice President                                    ----
Ernest J. Wright*                    Vice President and Secretary                      Secretary to the
                                                                                       Board of Managers
Kathleen A. McGah*                   Assistant Secretary and Counsel                   Assistant Secretary to
                                                                                       the Board of Managers


Principal Business Address:
*   The Travelers Insurance Company                     **  Travelers Group Inc.
    One Tower Square                                        388 Greenwich Street
    Hartford, CT  06183                                     New York, N.Y. 10013

Item 30. Persons Controlled by or Under Common Control with the Depositor or Registrant.


                  OWNERSHIP OF THE TRAVELERS INSURANCE COMPANY


Company                                             State of  Organization      Ownership            Principal Business
-------                                             ----------------------      ---------            ------------------
Travelers Group Inc.                                Delaware                    Publicly Held        ---------------
   Associated Madison Companies Inc.                Delaware                    100.00               ----------------
       PFS Services Inc.                            Georgia                     100.00               ----------------
           The Travelers Insurance Group, Inc.      Connecticut                 100.00               ----------------
               The Travelers Insurance Company      Connecticut                 100.00               Insurance

--------------------------------------------------------------------------------

               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                        THE TRAVELERS INSURANCE COMPANY




                                                                                              % of Voting
                                                                                               Securities
                                                                                             Owned Directly
                                                                              State of      or Indirectly by
                                                                              Organization  The Travelers Inc. Principal Business
                                                                              ------------  -----------------  ------------------
     AC Health Ventures, Inc.                                                  Delaware            100.00      Inactive
     AMCO Biotech, Inc.                                                        Delaware            100.00      Inactive
     Associated Madison Companies, Inc.                                        Delaware            100.00      Holding company.
          American National Life Insurance (T & C), Ltd.                       Turks and
                                                                                 Caicos Islands    100.00      Insurance
          ERISA Corporation                                                    New York            100.00      Inactive
          Mid-America Insurance Services, Inc.                                 Georgia             100.00      Third party
                                                                                                                 administrator
          National Marketing Corporation                                       Pennsylvania        100.00      Inactive
          PFS Services, Inc.                                                   Georgia             100.00      General partner and
                                                                                                                 holding company
               The Travelers Insurance Group Inc.                              Connecticut         100.00      Holding company
                    Constitution Plaza, Inc.                                   Connecticut         100.00      Real estate brokerage






                                                                         3/18/97

                                                                                              % of Voting
                                                                                               Securities
                                                                                             Owned Directly
                                                                              State of      or Indirectly by
                                                                              Organization  The Travelers Inc. Principal Business
                                                                              ------------  -----------------  ------------------
                    KP Properties Corporation                                  Massachusetts       100.00      Real estate
                    KPI 85, Inc.                                               Massachusetts       100.00      Real estate
                    KRA Advisers Corporation                                   Massachusetts       100.00      Real estate
                    KRP Corporation                                            Massachusetts       100.00      Real estate
                    La Metropole S.A.                                          Belgium             98.83       P-C insurance/
                                                                                                                 reinsurance
                    The Prospect Company                                       Delaware            100.00      Investments
                         89th & York Avenue Corporation                        New York            100.00      Real estate
                         979 Third Avenue Corporation                          Delaware            100.00      Real estate
                         Meadow Lane, Inc.                                     Georgia             100.00      Real estate
                                                                                                                 development
                         Panther Valley, Inc.                                  New Jersey          100.00      Real estate
                                                                                                                 management
                         Prospect Management Services Company                  Delaware            100.00      Real estate
                                                                                                                 management
                         The Travelers Asset Funding Corporation               Connecticut         100.00      Investment adviser
                              Travelers Capital Funding Corporation            Connecticut         100.00      Furniture/equipment
                    The Travelers Insurance Company                            Connecticut         100.00      Insurance
                         The Plaza Corporation                                 Connecticut         100.00      Holding company
                              The Copeland Companies                           New Jersey          100.00      Holding company
                                   American Odyssey Funds Management, Inc.     New Jersey          100.00      Investment advisor
                                        American Odyssey Funds, Inc.           Maryland            100.00      Investment management
                                   Copeland Administrative Services, Inc.      New Jersey          100.00      Administrative
                                                                                                                 services
                                   Copeland Associates, Inc.                   Delaware            100.00      Fixed/variable
                                                                                                                 annuities
                                        Copeland Associates Agency of
                                          Ohio, Inc.                           Ohio                99.00       Fixed/variable
                                                                                                                 annuities
                                        Copeland Associates of Alabama,
                                          Inc.                                 Alabama             100.00      Fixed/variable
                                                                                                                 annuities
                                        Copeland Associates of Montana, Inc.   Montana             100.00      Fixed/variable
                                                                                                                 annuities
                                        Copeland Benefits Management Company   New Jersey          51.00       Investment marketing
                                        Copeland Equities, Inc.                New Jersey          100.00      Fixed/variable
                                                                                                                 annuities
                                        H.C. Copeland Associates, Inc.
                                          of Massachusetts                     Massachusetts        100.00     Fixed annuities
                                   Copeland Financial Services, Inc.           New Jersey          100.00      Investment advisory
                                                                                                                 services.
                                   Copeland Healthcare Services, Inc.          New Jersey          100.00      Life insurance
                                                                                                                 marketing
                                   H.C. Copeland and Associates, Inc. of
                                     Texas                                     Texas               100.00      Fixed/variable
                                                                                                                 annuities
                              Three Parkway Inc. - I                           Pennsylvania        100.00      Investment real
                                                                                                                 estate

                                                                                              % of Voting
                                                                                               Securities
                                                                                             Owned Directly
                                                                              State of      or Indirectly by
                                                                              Organization  The Travelers Inc. Principal Business
                                                                              ------------  -----------------  ------------------
                              Three Parkway Inc. - II                          Pennsylvania        100.00      Investment real
                                                                                                                 estate
                              Three Parkway Inc. - III                         Pennsylvania        100.00      Investment real
                                                                                                                 estate
                              Tower Square Securities, Inc.                    Connecticut         100.00      Broker dealer
                              Travelers Asset Management International
                                Corporation                                    New York            100.00      Investment adviser
                              Travelers Distribution Company                   Delaware            100.00
                              Travelers Investment Adviser, Inc.               Delaware            100.00      Investment Advisor
                              Travelers/Net Plus Agency of Ohio, Inc.          Ohio                100.00      Insurance agency
                              Travelers/Net Plus Insurance Agency, Inc.        Massachusetts       100.00      Insurance agency
                              Travelers/Net Plus, Inc.                         Connecticut         100.00
                         The Travelers Life and Annuity Company                Connecticut         100.00      Life insurance
                         Travelers Insurance Holdings Inc.                     Georgia             100.00      Holding company
                              AC RE, Ltd.                                      Bermuda             100.00      Reinsurance
                              American Financial Life Insurance Company        Texas               100.00      Insurance
                              Primerica Life Insurance Company                 Massachusetts       100.00      Life insurance
                                   National Benefit Life Insurance Company     New York            100.00      Insurance
                                   Primerica Financial Services (Canada)
                                     Ltd.                                      Canada              100.00      Holding company
                                        PFSL Investments Canada Ltd.           Canada              100.00      Mutual fund dealer
                                        Primerica Financial Services Ltd.      Canada              82.82       General agent
                                        Primerica Life Insurance Company
                                          of Canada                            Canada              100.00      Life insurance
                    The Travelers Insurance Corporation Proprietary Limited    Australia           100.00      Inactive
                    Travelers Canada Corporation                               Canada              100.00      Inactive
                    Travelers Mortgage Securities Corporation                  Delaware            100.00      Collateralized
                                                                                                                 obligations
                    Travelers of Ireland Limited                               Ireland             99.90       Data processing
                    Travelers Property Casualty Corp.                          Delaware            82.00       Holding company
                         The Aetna Casualty and Surety Company                 Connecticut         100.00      Insurance company
                              AE Development Group, Inc.                       Connecticut         100.00
                              Aetna Casualty & Surety Company of Canada        Canada              100.00
                              Aetna Casualty and Surety Company of America     Connecticut         100.00      Insurance company
                              Aetna Casualty and Surety Company of Illinois    Illinois            100.00      Insurance company
                              Aetna Casualty Company of Connecticut            Connecticut         100.00      Insurance company

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                              Aetna Commercial Insurance Company          Connecticut         100.00      Insurance company
                              Aetna Excess and Surplus Lines Company      Connecticut         100.00      Insurance Company
                              Aetna Lloyds of Texas Insurance Company     Texas               100.00      Insurance company
                              Aetna National Accounts U.K. Limited        United Kingdom      100.00      Insurance company
                              Axia Services, Inc.                         New York            100.00
                              Farmington Casualty Company                 Connecticut         100.00      Insurance company
                              Farmington Management, Inc.                 Connecticut         100.00
                              Urban Diversified Properties, Inc.          Connecticut         100.00
                         The Standard Fire Insurance Company              Connecticut         100.00
                              AE Properties, Inc.                         California          100.00
                               Aetna Insurance Company                    Connecticut         100.00      Insurance company
                              Aetna Insurance Company of Illinois         Illinois            100.00      Insurance company
                              Aetna Personal Security Insurance
                                Company                                   Connecticut         100.00      Insurance company
                              Community Rehabilitation Investment
                                Corporation                               Connecticut         100.00
                              The Automobile Insurance Company of
                                Hartford, Connecticut                     Connecticut         100.00      Insurance company
                         The Travelers Indemnity Company                  Connecticut         100.00      P-C insurance
                              Commercial Insurance Resources, Inc.        Delaware            100.00      Holding company
                                   Gulf Insurance Company                 Missouri            100.00      P-C insurance
                                        Atlantic Insurance Company        Texas               100.00      P-C insurance
                                        Gulf Risk Services, Inc.          Delaware            100.00      Claims/risk management
                                        Gulf Underwriters Insurance
                                          Company                         Missouri            100.00      P-C ins/surplus lines
                                        Select Insurance Company          Texas               100.00      P-C insurance
                              Countersignature Agency, Inc.               Florida             100.00      Countersign ins policies
                              First Floridian Auto and Home Insurance
                                Company                                   Florida             100.00      Insurance company
                              First Trenton Indemnity Company             New Jersey          100.00      P-C insurance
                              Laramia Insurance Agency, Inc.              North Carolina      100.00      Flood insurance
                              Secure Affinity Agency, Inc.                Delaware            100.00      P-C insurance agency
                              The Charter Oak Fire Insurance Company      Connecticut         100.00      P-C insurance
                              The Parker Realty and Insurance Agency,
                                Inc.                                      Vermont             58.00       Real estate
                              The Phoenix Insurance Company               Connecticut         100.00      P-C insurance

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                                   Constitution State Service Company     Montana             100.00      Service company
                                   The Travelers Indemnity Company of
                                     America                              Georgia             100.00      P-C insurance
                                   The Travelers Indemnity Company of
                                     Connecticut                          Connecticut         100.00      Insurance
                                   The Travelers Indemnity Company of
                                     Illinois                             Illinois            100.00      P-C insurance
                              The Premier Insurance Company of
                                Massachusetts                             Massachusetts       100.00      Insurance
                              The Travelers Home and Marine Insurance
                                Company                                   Indiana             100.00      P-C insurance
                              The Travelers Indemnity Company of
                                Missouri                                  Missouri            100.00      P-C insurance
                              The Travelers Lloyds Insurance Company      Texas               100.00      Non-life insurance
                              The Travelers Marine Corporation            California          100.00      General insurance
                                                                                                            brokerage
                              TI Home Mortgage Brokerage, Inc.            Delaware            100.00      Mortgage brokerage
                                                                                                            services
                              TravCo Insurance Company                    Indiana             100.00      P-C insurance
                              Travelers Bond Investments, Inc.            Connecticut         100.00      Bond investments
                              Travelers General Agency of
                                Hawaii, Inc.                              Hawaii              100.00      Insurance agency
                              Travelers Medical Management
                                Services Inc.                             Delaware            100.00      Managed care
                              Travelers Specialty Property Casualty
                                Company, Inc.                             Connecticut         100.00      Insurance management
          Primerica Convention Services, Inc.                             Georgia             100.00
          Primerica Finance Corporation                                   Delaware            100.00      Holding company
               PFS Distributors, Inc.                                     Georgia             100.00      General partner
               PFS Investments Inc.                                       Georgia             100.00      Broker dealer
               PFS T.A., Inc.                                             Delaware            100.00      Joint venture partner
          Primerica Financial Services Home Mortgages, Inc.               Georgia             100.00      Mortgage loan broker
          Primerica Financial Services, Inc.                              Nevada              100.00      General agency
               Primerica Financial Services Agency of New York, Inc.      New York            100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Connecticut, Inc.                                        Connecticut         100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Idaho, Inc.                                              Idaho               100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Nevada, Inc.                                             Nevada              100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Pennsylvania, Inc.                                       Pennsylvania        100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of the
                 Virgin Islands, Inc.                                     United States
                                                                            Virgin Islands    100.00      General agency licensing
               Primerica Financial Services Insurance Marketing of
                 Wyoming, Inc.                                            Wyoming             100.00      General agency licensing
               Primerica Financial Services Insurance Marketing, Inc.     Delaware            100.00      General agency licensing

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
               Primerica Financial Services of Alabama, Inc.              Alabama             100.00      General agency licensing
               Primerica Financial Services of Arizona, Inc.              Arizona             100.00      General agency licensing
               Primerica Financial Services of Kentucky Inc.              Kentucky            100.00      General agency licensing
               Primerica Financial Services of New Mexico, Inc.           New Mexico          100.00      General agency licensing
               Primerica Insurance Agency of Massachusetts, Inc.          Massachusetts       100.00      General agency licensing
               Primerica Insurance Marketing Services of
                 Puerto Rico, Inc.                                        Puerto Rico         100.00      Insurance agency
               Primerica Insurance Services of Louisiana, Inc.            Louisiana           100.00      General agency licensing
               Primerica Insurance Services of Maryland, Inc.             Maryland            100.00      General agency licensing
          Primerica Services, Inc.                                        Georgia             100.00      Print operations
          RCM Acquisition Inc.                                            Delaware            100.00      Investments
          SCN Acquisitions Company                                        Delaware            100.00      Investments
          SL&H Reinsurance, Ltd.                                          Nevis               100.00      Reinsurance
               Southwest Service Agreements, Inc.                         North Carolina      100.00      Warranty/service
                                                                                                            agreements
          Southwest Warranty Corporation                                  Florida             100.00      Extended automobile
                                                                                                            warranty
     Berg Associates                                                      New Jersey          100.00      Inactive
     CCC Holdings, Inc.                                                   Delaware            100.00      Holding company
          Commercial Credit Company                                       Delaware            100.00      Holding company.
               American Health and Life Insurance Company                 Maryland            100.00      LH&A Insurance
               Brookstone Insurance Company                               Vermont             100.00      Insurance managers
               CC Finance Company, Inc.                                   New York            100.00      Consumer lending
               CC Financial Services, Inc.                                Hawaii              100.00      Consumer lending
               CCC Fairways, Inc.                                         Delaware            100.00      Investment company
               Chesapeake Appraisal and Settlement Services Inc.          Maryland            100.00      Appraisal/title
                    Chesapeake Appraisal and Settlement Services
                      Agency of Ohio Inc.                                 Ohio                100.00      Appraisal/Title
               City Loan Financial Services, Inc.                         Ohio                100.00      Direct loan
               Commercial Credit Banking Corporation                      Oregon              100.00      Consumer finance
               Commercial Credit Consumer Services, Inc.                  Minnesota           100.00      Consumer finance
               Commercial Credit Corporation [AL]                         Alabama             100.00      Consumer finance
               Commercial Credit Corporation [CA]                         California          100.00      Consumer finance
               Commercial Credit Corporation [HI]                         Hawaii              100.00      Financial services

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
               Commercial Credit Corporation [IA]                         Iowa                100.00      Consumer finance
                    Commercial Credit of Alabama, Inc.                    Delaware            100.00      Consumer lending
                    Commercial Credit of Mississippi, Inc.                Delaware            100.00      Consumer finance
                Commercial Credit Corporation [KY]                        Kentucky            100.00      Consumer finance
                    Certified Insurance Agency, Inc.                      Kentucky            100.00      Insurance agency
                    Commercial Credit Investment, Inc.                    Kentucky            100.00      Investment company
                    National Life Insurance Agency of Kentucky, Inc.      Kentucky            100.00      Insurance agency
                    Union Casualty Insurance Agency, Inc.                 Kentucky            100.00      Insurance agency
               Commercial Credit Corporation [MD]                         Maryland            100.00      Consumer finance
                    Action Data Services, Inc.                            Missouri            100.00      Data processing
                    Commercial Credit Plan, Incorporated [OK]             Oklahoma            100.00      Consumer finance
               Commercial Credit Corporation [NY]                         New York            100.00      Consumer finance
               Commercial Credit Corporation [SC]                         South Carolina      100.00      Consumer finance
               Commercial Credit Corporation [WV]                         West Virginia       100.00      Consumer finance
               Commercial Credit Corporation NC                           North Carolina      100.00      Consumer finance
               Commercial Credit Europe, Inc.                             Delaware            100.00      Inactive
               Commercial Credit Far East Inc.                            Delaware            100.00      Inactive
               Commercial Credit Insurance Services, Inc.                 Maryland            100.00      Insurance broker
                    Commercial Credit Insurance Agency (P&C) of
                      Mississippi, Inc.                                   Mississippi         100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Alabama, Inc.                                       Alabama             100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Hawaii, Inc.                                        Hawaii              100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Kentucky, Inc.                                      Kentucky            100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Massachusetts, Inc.                                 Massachusetts       100.00      Insurance agency
                    Commercial Credit Insurance Agency of
                      Nevada, Inc.                                        Nevada              100.00      Credit LH&A, P-C insurance
                    Commercial Credit Insurance Agency of New
                      Mexico, Inc.                                        New Mexico          100.00      Insurance agency/Broker
                    Commercial Credit Insurance Agency of Ohio, Inc.      Ohio                100.00      Insurance agency/broker
               Commercial Credit International, Inc.                      Delaware            100.00      Holding company
                    Commercial Credit International Banking
                      Corporation                                         Oregon              100.00      International lending
                         Commercial Credit Corporation CCC Limited        Canada              100.00      Second mortgage loans
                         Commercial Credit Services do Brazil Ltda.       Brazil              99.00       Inactive

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                     Commercial Credit Services Belgium S.A.              Belgium             100.00      Inactive
               Commercial Credit Limited                                  Delaware            100.00      Inactive
               Commercial Credit Loan, Inc. [NY]                          New York            100.00      Consumer finance
               Commercial Credit Loans, Inc. [DE]                         Delaware            100.00      Consumer finance
               Commercial Credit Loans, Inc. [OH]                         Ohio                100.00      Consumer finance
               Commercial Credit Loans, Inc. [VA]                         Virginia            100.00      Consumer finance
               Commercial Credit Management Corporation                   Maryland            100.00      Intercompany services
               Commercial Credit Plan Incorporated [TN]                   Tennessee           100.00      Consumer finance
               Commercial Credit Plan Incorporated [UT]                   Utah                100.00      Consumer finance
               Commercial Credit Plan Incorporated of Georgetown          Delaware            100.00      Consumer finance
               Commercial Credit Plan Industrial Loan Company             Virginia            100.00      Consumer finance
               Commercial Credit Plan, Incorporated [CO]                  Colorado            100.00      Consumer finance
               Commercial Credit Plan, Incorporated [DE]                  Delaware            100.00      Consumer finance
               Commercial Credit Plan, Incorporated [GA]                  Georgia             100.00      Consumer finance
               Commercial Credit Plan, Incorporated [MO]                  Missouri            100.00      Consumer finance
               Commercial Credit Securities, Inc.                         Delaware            100.00      Broker dealer
               DeAlessandro & Associates, Inc.                            Delaware            100.00      Inactive
               Park Tower Holdings, Inc.                                  Delaware            100.00      Holding company
                    CC Retail Services, Inc.                              Delaware            100.00      Leasing, financing
                         Troy Textiles, Inc.                              Delaware            100.00      Inactive
                    Commercial Credit Development Corporation             Delaware            100.00      Direct loan
                         Myers Park Properties, Inc.                      Delaware            100.00      Inactive
                    Travelers Home Mortgage Services of Alabama, Inc.     Delaware            100.00      Inactive
               Penn Re, Inc.                                              North Carolina      100.00      Management company
               Plympton Concrete Products, Inc.                           Delaware            100.00      Inactive
               Resource Deployment, Inc.                                  Texas               100.00      Management company
               The Travelers Bank                                         Delaware            100.00      Banking services
               The Travelers Bank USA                                     Delaware            100.00      Credit card bank
               Travelers Home Equity, Inc.                                North Carolina      100.00      Financial services
                    CC Consumer Services of Alabama, Inc.                 Alabama             100.00      Financial services

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                    CC Home Lenders Financial, Inc.                       Georgia             100.00      Financial services
                    CC Home Lenders, Inc.                                 Ohio                100.00      Financial services
                    Commercial Credit Corporation [TX]                    Texas               100.00      Consumer finance
                    Commercial Credit Financial of Kentucky, Inc.         Kentucky            100.00      Consumer finance
                    Commercial Credit Financial of West
                      Virginia, Inc.                                      West Virginia       100.00      Consumer finance
                    Commercial Credit Plan Consumer Discount
                      Company                                             Pennsylvania        100.00      Financial services
                    Commercial Credit Services of Kentucky, Inc.          Kentucky            100.00      Financial services.
                    Travelers Home Mortgage Services, Inc.                North Carolina      100.00      Financial services
               Triton Insurance Company                                   Missouri            100.00      P-C insurance
               Verochris Corporation                                      Delaware            100.00      Joint venture company
                    AMC Aircraft Corp.                                    Delaware            100.00      Aviation
               World Service Life Insurance Company                       Colorado            100.00      Life insurance
     Greenwich Street Capital Partners, Inc.                              Delaware            100.00      Investments
     Greenwich Street Investments, Inc.                                   Delaware            100.00      Investments
          Greenwich Street Capital Partners Offshore
            Holdings, Inc.                                                Delaware            100.00      Investments
     Mirasure Insurance Company, Ltd.                                     Bermuda             100.00      Inactive
     Pacific Basin Investments Ltd.                                       Delaware            100.00      Inactive
     Primerica Corporation [WY]                                           Wyoming             100.00      Inactive
     Primerica, Inc.                                                      Delaware            100.00      Name saver
     Smith Barney Corporate Trust Company                                 Delaware            100.00      Trust company
     Smith Barney Holdings Inc.                                           Delaware            100.00      Holding company
          Nextco Inc.                                                     Delaware            100.00      Purchasing
          R-H Capital, Inc.                                               Delaware            100.00      Investments
          R-H Sports Enterprises Inc                                      Georgia             100.00      Sports representation
          SB Cayman Holdings I Inc.                                       Delaware            100.00      Holding company
                    Greenwich (Cayman) I Limited                          Cayman Islands      100.00      Corporate services
                    Greenwich (Cayman) II Limited                         Cayman Islands      100.00      Corporate services
                    Greenwich (Cayman) III Limited                        Cayman Islands      100.00      Corporate services
          SB Cayman Holdings II Inc.                                      Delaware            100.00      Holding company
          SB Cayman Holdings III Inc.                                     Delaware            100.00      Holding company

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
          SB Cayman Holdings IV Inc.                                      Delaware            100.00      Holding company
          Smith Barney (Delaware) Inc.                                    Delaware            100.00      Holding company
               1345 Media Corp.                                           Delaware            100.00      Holding company
               Corporate Realty Advisors, Inc.                            Delaware            100.00      Realty trust adviser
               IPO Holdings Inc.                                          Delaware            100.00      Holding company
                    Institutional Property Owners, Inc. V                 Delaware            100.00      Investments
                    Institutional Property Owners, Inc. VI                Delaware            100.00      General partner
               MLA 50 Corporation                                         Delaware            100.00      Limited partner
               MLA GP Corporation                                         Delaware            100.00      General partner
               Smith Barney Acquisition Corporation                       Delaware            100.00      Offshore fund adviser
               Smith Barney Global Capital Management, Inc.               Delaware            100.00      Investment management
               Smith Barney Realty, Inc.                                  Delaware            100.00      Investments
               Smith Barney Risk Investors, Inc.                          Delaware            100.00      Investments
               Smith Barney Venture Corp.                                 Delaware            100.00      Investments
          Smith Barney (Ireland) Limited                                  Ireland             100.00      Fund management
          Smith Barney Asia Inc.                                          Delaware            100.00      Investment banking
          Smith Barney Asset Management Group (Asia) Pte. Ltd.            Singapore           100.00      Asset management
          Smith Barney Canada Inc.                                        Canada              100.00      Investment dealer
          Smith Barney Capital Services Inc.                              Delaware            100.00      Derivative product
                                                                                                            transactions
          Smith Barney Cayman Islands, Ltd.                               Cayman Islands      100.00      Securities trading
          Smith Barney Commercial Corp.                                   Delaware            100.00      Commercial credit
          Smith Barney Commercial Corporation Asia Limited                Hong Kong           99.00       Commodities trading
          Smith Barney Europe Holdings, Ltd.                              United Kingdom      100.00      Holding corp.
               Smith Barney Europe, Ltd.                                  United Kingdom      100.00      Securities brokerage
          Smith Barney Futures Management Inc.                            Delaware            100.00      Commodities pool operator
               Smith Barney Offshore Fund Ltd.                            Delaware            100.00      Commodity pool
               Smith Barney Overview Fund PLC                             Dublin              100.00      Commodity fund
          Smith Barney Inc.                                               Delaware            100.00      Broker dealer
               SBHU Life Agency, Inc.                                     Delaware            100.00      Insurance brokerage
                    Robinson-Humphrey Insurance Services Inc.             Georgia             100.00      Insurance brokerage

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
                         Robinson-Humphrey Insurance Services of
                           Alabama, Inc.                                  Alabama             100.00      Insurance brokerage
                    SBHU Life Agency of Arizona, Inc.                     Arizona             100.00      Insurance brokerage
                    SBHU Life Agency of Indiana, Inc.                     Indiana             100.00      Insurance brokerage
                    SBHU Life Agency of Utah, Inc.                        Utah                100.00      Insurance brokerage
                    SBHU Life Insurance Agency of Massachusetts, Inc.     Massachusetts       100.00      Insurance brokerage
                    SBS Insurance Agency of Hawaii, Inc.                  Hawaii              100.00      Insurance brokerage
                    SBS Insurance Agency of Idaho, Inc.                   Idaho               100.00      Insurance brokerage
                    SBS Insurance Agency of Maine, Inc.                   Maine               100.00      Insurance brokerage
                    SBS Insurance Agency of Montana, Inc.                 Montana             100.00      Insurance brokerage
                    SBS Insurance Agency of Nevada, Inc.                  Nevada              100.00      Insurance brokerage
                    SBS Insurance Agency of Ohio, Inc.                    Ohio                100.00      Insurance brokerage
                    SBS Insurance Agency of South Dakota, Inc.            South Dakota        100.00      Insurance brokerage
                    SBS Insurance Agency of Wyoming, Inc.                 Wyoming             100.00      Insurance brokerage
                    SBS Insurance Brokerage Agency of Arkansas, Inc.      Arkansas            100.00      Insurance brokerage
                    SBS Insurance Brokers of Kentucky, Inc.               Kentucky            100.00      Insurance brokerage
                    SBS Insurance Brokers of New Hampshire, Inc.          New Hampshire       100.00      Insurance brokerage
                    SBS Insurance Brokers of North Dakota, Inc.           North Dakota        100.00      Insurance brokerage
                    SBS Life Insurance Agency of Puerto Rico, Inc.        Puerto Rico         100.00      Insurance brokerage
                    SLB Insurance Agency of Maryland, Inc.                Maryland            100.00      Insurance brokerage
                    Smith Barney Life Agency Inc.                         Louisiana           100.00      Insurance brokerage
               Smith Barney (Hong Kong) Limited                           Hong Kong           100.00      Broker dealer
               Smith Barney (Netherlands) Inc.                            Delaware            100.00      Broker dealer
               Smith Barney International Incorporated                    Oregon              100.00      Broker dealer
                    Smith Barney (Singapore) Pte Ltd                      Singapore           100.00      Commodities
                    Smith Barney Pacific Holdings, Inc.                   British
                                                                            Virgin Islands    100.00      Holding company
                         Smith Barney (Asia) Limited                      Hong Kong           100.00      Broker dealer
                         Smith Barney (Pacific) Limited                   Hong Kong           100.00      Commodities dealer
                    Smith Barney Securities Pte Ltd                       Singapore           100.00      Securities brokerage
               Smith Barney Puerto Rico Inc.                              Puerto Rico         100.00      Broker dealer
               The Robinson-Humphrey Company, Inc.                        Delaware            100.00      Broker dealer

                                                                                         % of Voting
                                                                                         Securities
                                                                                       Owned Directly
                                                                        State of      or Indirectly by
                                                                        Organization  The Travelers Inc. Principal Business
                                                                        ------------  -----------------  ------------------
          Smith Barney Mortgage Brokers Inc.                              Delaware            100.00      Mortgage brokerage
          Smith Barney Mortgage Capital Corp.                             Delaware            100.00      Mortgage-backed securities
          Smith Barney Mortgage Capital Group, Inc.                       Delaware            100.00      Mortgage trading
          Smith Barney Mutual Funds Management Inc.                       Delaware            100.00      Investment management
               Smith Barney Asset Management Co., Ltd.                    Japan               100.00      Investment advisor
               Smith Barney Strategy Advisers Inc.                        Delaware            100.00      Investment management
                    E.C. Tactical Management S.A.                         Luxembourg          100.00      Investment management
          Smith Barney Offshore, Inc.                                     Delaware            100.00      Decathlon Fund advisor
               Decathlon Offshore Limited                                 Cayman Islands      100.00      Commodity fund
          Smith Barney S.A.                                               France              100.00      Commodities trading
               Smith Barney Asset Management France S.A.                  France              100.00      Com. based asset
                                                                                                            management
          Smith Barney Securities Investment Consulting Co. Ltd.          Taiwan              99.00       Investrment analysis
          Smith Barney Shearson (Chile) Corredora de Seguro Limitada      Chile               100.00      Insurance brokerage
          Structured Mortgage Securities Corporation                      Delaware            100.00      Mortgage-backed securities
          The Travelers Investment Management Company                     Connecticut         100.00      Investment advisor
     Smith Barney Private Trust Company                                   New York            100.00      Trust company.
     Smith Barney Private Trust Company of Florida                        Florida             100.00      Trust company
     Tinmet Corporation                                                   Delaware            100.00      Inactive
     Travelers Group Diversified Distribution Services, Inc.              Delaware            100.00      Alternative marketing
          Travelers Group Exchange, Inc.                                  Delaware            100.00      Insurance agency
     Travelers Services Inc.                                              Delaware            100.00      Holding company
     Tribeca Management Inc.                                              Delaware            100.00
     TRV Employees Investments, Inc.                                      Delaware            100.00      Investments
     TRV/RCM Corp.                                                        Delaware            100.00      Inactive
     TRV/RCM LP Corp.                                                     Delaware            100.00      Inactive

Item 31.  Number of Contract Owners

As of March 1, 1997, 28,832 contract owners held qualified and non-qualified contracts offered by the Registrant.


Item 32.  Indemnification

Pursuant to the provisions of Article VI of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, and the officers and employees of the Registrant in accordance with the standards established by Section 33-320a of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Section 33-320a of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-320a provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser


Officers and Directors of The Travelers Investment Management Company (TIMCO), the Registrant's Investment Adviser, are set forth in the following table:


Name                                       Position with TIMCO                    Other Business
----                                       -------------------                    --------------
Jeffrey B. Lane                            Director and Chairman                  Vice Chairman
                                                                                  Smith Barney Inc.*

Kent A. Kelley                             Director and Chief
                                           Executive Officer**                       -----

Sandip A. Bhagat                           Director and President**

Heath B. McLendon                          Director                               Managing Director
                                                                                  Smith Barney Inc.*

Jacob E. Hurwitz                           Senior Vice President**                   -----

Emil Molinaro                              Vice President                         Vice President
                                                                                  Travelers Group Inc.**

Daniel Willey                              Vice President   **                       -----

Gloria G. Williams                         Assistant Vice President**                -----

Michael F. Rosenbaum                       Corporate Secretary                    General Counsel to
                                                                                  Asset Management
                                                                                  Smith Barney Inc.*

Michael Day                                Treasurer                              Managing Director
                                                                                  Smith Barney Inc.*




Address:   *  388 Greenwich Street, New York, New York, 10013
          **  One Tower Square, Hartford, Connecticut 06183

Item 34.  Principal Underwriter

(a)      Tower Square Securities, Inc.
         One Tower Square
         Hartford, Connecticut 06183

Tower Square Securities, Inc. also serves as principal underwriter for the following :

         The Travelers Quality Bond Account for Variable Annuities
         The Travelers Money Market Account for Variable Annuities
         The Travelers Timed Growth and Income Stock Account for Variable
           Annuities
         The Travelers Timed Short-Term Bond Account for Variable Annuities The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Timed Bond Account for Variable Annuities
         The Travelers Fund U for Variable Annuities
         The Travelers Fund VA for Variable Annuities
         The Travelers Fund BD for Variable Annuities
         The Travelers Fund BD II for Variable Annuities
         The Travelers Fund ABD for Variable Annuities
         The Travelers Fund ABD II for Variable Annuities
         The Travelers Fund UL for Variable Life Insurance
         The Travelers Fund UL II for Variable Life Insurance
         The Travelers Variable Life Insurance Separate Account One
         The Travelers Variable Life Insurance Separate Account Three
         The Travelers Variable Life Insurance Separate Account Two
         The Travelers Variable Life Insurance Separate Account Four
         The Travelers Separate Account QP for Variable Annuities
         The Travelers Separate Account QP II for Variable Annuities


(b)      Name and Principal                 Positions and Offices                      Positions and Offices
         Business Address *                 With Underwriter                           With Registrant
         ------------------                 ----------------------------               ---------------------
         Russell H. Johnson                 Chairman of the Board                             -----
                                            Chief Executive Officer, President                -----
                                            and Chief Operating Officer
         William F. Scully, III             Member, Board of Directors,                       -----
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer
         Cynthia P. Macdonald               Vice President, Chief Compliance                  -----
                                            Officer, and Assistant Secretary
         Joanne K. Russo                    Member, Board of Directors                        -----
                                            Senior Vice President
         Kathleen A. McGah                  General Counsel and Secretary              Assistant Secretary
         Jay S. Benet                       Member, Board of Directors                        -----
         George C. Kokulis                  Member, Board of Directors                        -----
         Warren H. May                      Member, Board of Directors                        -----
         Donald R. Munson, Jr.              Senior Vice President                             -----
         Stuart L. Baritz                   Vice President                                    -----
         Michael P. Kiley                   Vice President                                    -----
         Tracey Kiff-Judson                 Second Vice President                             -----
         Robin A. Jones                     Second Vice President                             -----
         Whitney F. Burr                    Second Vice President                             -----

(b)      Name and Principal                 Positions and Offices                      Positions and Offices
         Business Address *                 With Underwriter                           With Registrant
         ------------------                 ----------------------------               ---------------------
         Marlene M. Ibsen                   Second Vice President                             -----
         John J. Williams, Jr.              Director and Assistant Compliance                 -----
                                               Officer
         Susan M. Cursio                    Director and Operations Manager                   -----
         Dennis D. D'Angelo                 Director                                          -----
         Thomas P. Tooley                   Director                                          -----
         Nancy S. Waldrop                   Assistant Treasurer                               -----

         * Principal business address: One Tower Square, Hartford, Connecticut 06183

(c)      Not applicable


Item 35.  Location of Accounts and Records

(1)      The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

(2)      Chase Manhattan Bank, N. A.
         Chase MetroTech Center
         Brooklyn, New York   11245

Item 36.  Management Services

         Inapplicable.

Item 37.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 29th day of April, 1997.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                                  (Registrant)



                                 By:         *HEATH B. McLENDON
                                     --------------------------------------
                                     Heath B. McLendon
                                     Chairman of the Board of Managers


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 29, 1997.


  *HEATH B. McLENDON                                        Chairman, Board of Managers
  ------------------------------------
   (Heath B. McLendon)

  *KNIGHT EDWARDS                                           Member, Board of Managers
  ------------------------------------
   (Knight Edwards)

  *ROBERT E. McGILL, III                                    Member, Board of Managers
  ------------------------------------
   (Robert E. McGill, III)

  *LEWIS MANDELL                                            Member, Board of Managers
  ------------------------------------
   (Lewis C. Mandell)

  *FRANCES M. HAWK                                          Member, Board of Managers
  ------------------------------------
   (Frances M. Hawk)




* By:
      Ernest J. Wright, Attorney-in-Fact
      Secretary, Board of Managers

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 29th day of April, 1997.

               THE TRAVELERS INSURANCE COMPANY
                     (Insurance Company)


                 By: *IAN R. STUART
                     -------------------------------------
                      Ian R. Stuart
                      Senior Vice President, Chief Financial Officer
                       Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 29, 1997.


*MICHAEL A. CARPENTER                                       Director, Chairman of the Board, President
-------------------------------------------                 and Chief Executive Officer
  (Michael A. Carpenter)


*JAY S. BENET                                               Director
-------------------------------------------
  (Jay S. Benet)


*GEORGE C. KOKULIS                                          Director
-------------------------------------------
  (George C. Kokulis


*ROBERT I. LIPP                                             Director
-------------------------------------------
  (Robert I. Lipp)


*IAN R. STUART                                              Director, Senior Vice President, Chief
-------------------------------------------                 Financial Officer, Chief Accounting Officer
  (Ian R. Stuart)                                           and Controller



*KATHERINE M. SULLIVAN                                      Director, Senior Vice President and
-------------------------------------------                 General Counsel
  (Katherine M. Sullivan)


*MARC P. WEILL                                              Director
-------------------------------------------
  (Marc P. Weill)



*  By:   Ernest J. Wright, Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit
   No       Description                                                                 Method of Filing
-------     -----------                                                                 ----------------
     1.     Resolution of The Travelers Insurance Company's
            Board of Directors authorizing the establishment
            of the Registrant.  (Incorporated herein by reference
            to Exhibit 1 to Post-Effective Amendment No. 67 to
            the Registration Statement on Form N-3 filed
            April 19, 1996.)

     2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment
            No. 67 to the Registration Statement on Form N-3 filed
            April 19, 1996.)

     3.     Custody Agreement between the Registrant and
            Chase Manhattan Bank, N. A. (Incorporated herein by reference to Exhibit No. 3 to Post-Effective
            Amendment No. 66 to the Registration Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

     4. Investment Advisory Agreement between the Registrant and The Travelers Investment Management Company.
            (Incorporated herein by reference to Exhibit 4 to Post-
            Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

  5(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance
            Company and Travelers Equities Sales, Inc. (now known as Tower Square Securities, Inc.).
            (Incorporated herein by reference to Exhibit
            No. 5 to Post-Effective Amendment No. 66 to the Registration Statement, on Form N-3,
            File No. 2-27330, filed April 27, 1995.)

  5(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

     6.     Example of Variable Annuity Contract.
            (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to Registration
            Statement on Form N-4, File No. 2-79529, filed
            April 19, 1996.)

     7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment
            No. 29 to Registration Statement on Form N-4,
            File No. 2-79529, filed April 19, 1996.)

Exhibit
   No       Description                                                                 Method of Filing
-------     -----------                                                                 ----------------
  8(a).     Charter of The Travelers Insurance Company,
            as amended on October 19, 1994.  (Incorporated
            herein by reference to Exhibit 3(a)(i) to the
            Registration Statement filed on Form S-2,
            File No. 33-58677, filed via EDGAR on
            April 18, 1995.)

  8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2,
            File No. 33-58677, filed via EDGAR on April 18, 1995.)

    12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filed on February 28, 1997.)

 13(a).     Consent of Coopers & Lybrand L.L.P., Independent                                  Electronically
            Accountants.

 13(b).     Consent of KPMG Peat Marwick LLP, Independent                                     Electronically
            Certified Public Accountants.

    16.     Schedule for Computation of Total Return Calculations -                           Electronically
            Standardized and Non-Standardized.

 18(a).     Powers of Attorney authorizing Ernest J. Wright or
            Kathleen A. McGah as signatory for Heath B. McLendon,
            Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

 18(b).     Powers of Attorney authorizing Ernest J. Wright or Kathleen A.                    Electronically
            McGah as signatory for Michael A. Carpenter, Jay S. Benet,
            George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.

 18(c).     Powers of Attorney authorizing Jay S. Fishman or Ernest J.
            Wright as signatory for Robert I. Lipp, Charles O. Prince, III,
            Marc P. Weill, Irwin R. Ettinger, and Donald T. DeCarlo.
            (Incorporated herein by reference to Exhibit No. 18(c) to Post-Effective Amendment No. 66 to the Registration
            Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

     27     Financial Data Schedules.                                                         Electronically